'33 Act File No. 2-73024
                                                       '40 Act File No. 811-3213

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

Post-Effective Amendment No. 52                                         [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 53                                                        [X]

                        (Check appropriate box or boxes)

                        GARTMORE VARIABLE INSURANCE TRUST
                              Gartmore GVIT Total Return Fund
                              Gartmore GVIT Growth Fund
                              Gartmore GVIT Government Bond Fund
                              Gartmore GVIT Money Market Fund
                              GVIT  Small  Company  Fund
                              Strong  GVIT  Mid  Cap  Growth  Fund
                              Nationwide  GVIT  Strategic  Value  Fund
                              Comstock GVIT Value Fund
                              Federated GVIT High Income Bond Fund
                              J.P. Morgan GVIT Balanced Fund
                              MAS GVIT Multi Sector Bond Fund
                              Dreyfus GVIT Mid Cap Index Fund
                              GVIT  Small  Cap  Value  Fund
                              Gartmore  GVIT  Worldwide  Leaders  Fund
                              GVIT  Small  Cap  Growth  Fund
                              Gartmore GVIT Global Technology and Communications Fund
                              Gartmore GVIT Global Health Sciences Fund Turner GVIT Growth Focus Fund
                              Gartmore  GVIT  Millennium  Growth  Fund
                              Gartmore  GVIT  Emerging  Markets  Fund
                              Gartmore  GVIT  International  Growth  Fund
                              Gartmore  GVIT  Global  Leaders  Fund
                              Gartmore  GVIT  Global  Small  Companies  Fund
                              Gartmore  GVIT  OTC  Fund
                              Gartmore  GVIT  Asia  Pacific  Leaders  Fund
                              Gartmore  GVIT  European  Leaders  Fund
                              Gartmore  GVIT  U.S.  Growth  Leaders  Fund
                              Gartmore  GVIT  Nationwide  Leaders  Fund
                              Gartmore  GVIT  Global  Financial  Services  Fund
                              Gartmore  GVIT  Global  Utilities  Fund
                              Gartmore  GVIT  Money  Market  Fund  II
                              Gartmore  GVIT  Investor  Destinations  Aggressive
                              Fund
                              Gartmore GVIT Investor Destinations Moderately Aggressive Fund
                              Gartmore GVIT Investor Destinations Moderate Fund Gartmore GVIT Investor Destinations Moderately Conservative Fund
                              Gartmore GVIT Investor Destinations Conservative Fund
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43216
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)

     Registrant's Telephone Number, including Area Code:     (614) 249-7111


                                           Send Copies of Communications to:
MS. DINA TANTRA, ESQ.                      MR. DUANE LASSITER, ESQ.
ONE NATIONWIDE PLAZA                       STRADLEY RONON STEVENS AND YOUNG LLP
COLUMBUS, OHIO 43215                       2600 ONE COMMERCE SQUARE
(NAME AND ADDRESS OF AGENT FOR SERVICE)    PHILADELPHIA, PENNSYLVANIA 19103

It is proposed that this filing will become effective: (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)

[X] on May 1, 2002 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on ____________, 2002 pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

                                Explanatory Note

This Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A is being filed for the purpose of updating the Trust's financial statements and other information, and in conjunction therewith, making other appropriate, non-material changes for the Trust's series Funds.

This filing contains the following prospectuses:.

Gartmore GVIT Nationwide Leaders Fund,
Gartmore GVIT U.S. Growth Leaders Fund and
Gartmore GVIT Worldwide Leaders Fund, dated May 1, 2002.

Gartmore GVIT International Growth Fund, and
Gartmore GVIT Emerging Markets Fund, dated May 1, 2002.

Gartmore GVIT Global Technology and Communications Fund,
Gartmore GVIT Global Financial Services Fund,
Gartmore GVIT Global Utilities Fund and
Gartmore GVIT Global Health Sciences Fund, dated May 1, 2002.

Gartmore GVIT Total Return Fund and
Gartmore GVIT Growth Fund, dated May 1, 2002.

Gartmore GVIT Government Bond Fund, and
Gartmore GVIT Money Market Fund, dated May 1, 2002.

GVIT Small Cap Value Fund,
GVIT Small Company Fund and
GVIT Small Cap Growth Fund, dated May 1, 2002.

Turner GVIT Growth Focus Fund,
Comstock GVIT Value Fund,
Federated GVIT High Income Bond Fund,
J.P. Morgan GVIT Balanced Fund,
Dreyfus GVIT Mid Cap Index Fund,
Strong GVIT Mid Cap Growth Fund and
MAS GVIT Multi Sector Bond Fund, dated May 1, 2002.

GVIT Money Market Fund II Fund, dated May 1, 2002.

Gartmore GVIT Investor Destinations Aggressive Fund,
Gartmore GVIT Investor Destinations Moderately Aggressive Fund,
Gartmore GVIT Investor Destinations Moderate Fund,
Gartmore GVIT Investor Destinations Moderately Conservative Fund and Gartmore GVIT Investor Destinations Conservative Fund, dated May 1, 2002.

Nationwide GVIT Strategic Value Fund, dated May 1, 2002.

Gartmore GVIT Millennium Growth Fund, dated May 1, 2002.

Gartmore GVIT Global Leaders Fund,
Gartmore GVIT Global Small Companies Fund and,
Gartmore GVIT OTC Fund, dated May 1, 2002.

Gartmore GVIT European Leaders Fund, and
Gartmore GVIT Asia Pacific Leaders Fund, dated May 1, 2002.

This filing also contains the statement of additional information for the currently effective Funds of the Trust.

[PICTURE OMITTED]


LEADERSHIP Series

Gartmore GVIT Nationwide Leaders Fund (formerly Gartmore GVIT U.S. Leaders Fund) Gartmore GVIT U.S. Growth Leaders Fund
Gartmore GVIT Worldwide Leaders Fund (formerly Nationwide Global 50 Fund)



GARTMORE FUNDS                                             www.gartmorefunds.com
================================================================================

PROSPECTUS

May 1, 2002



                                [GRAPHIC OMITTED]




Look BEYOND(SM).
--------------------------------------------------------------------------------


                                As with all mutual funds, the  Securities and
                                Exchange  Commission  has  not  approved  or
GARTMORE                        disapproved these Funds' shares or  determined
-----------------               whether this prospectus is complete or accurate.
GLOBAL INVESTMENT               To state otherwise is a crime.
-----------------

TABLE OF CONTENTS
================================================================================
FUND SUMMARIES
GARTMORE GVIT NATIONWIDE LEADERS FUND . . . . . . . . . . . . . . . . . . . .  3
(formerly Gartmore GVIT U.S. Leaders Fund)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT U.S. GROWTH LEADERS FUND. . . . . . . . . . . . . . . . . . . .  5
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT WORLDWIDE LEADERS FUND. . . . . . . . . . . . . . . . . . . . .  8
(formerly Nationwide Global 50 Fund)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Principal Investments and Techniques
Principal Risks
Temporary Defensive Positions

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Management's Discussion on Fund Performance
Investment Adviser
Subadviser
Portfolio Managers

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . 16
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fee
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

ADDITIONAL INFORMATION BACK COVER . . . . . . . . . . . . . . . . . . Back Cover

FUND SUMMARIES
================================================================================


This prospectus provides information about three funds of Gartmore Variable Insurance Trust (the "Trust") (formerly Nationwide Separate Account Trust):
Gartmore GVIT Nationwide Leaders Fund (formerly Gartmore GVIT U.S.  Leaders
Fund), Gartmore GVIT U.S. Growth Leaders Fund and Gartmore GVIT Worldwide Leaders Fund (formerly Nationwide Global 50 Fund) (individually, a Fund and collectively, the Funds). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds", beginning on page 11. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain discussions of the principal risks of investing in the Funds. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about some of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

Gartmore GVIT Nationwide Leaders Fund and Gartmore GVIT Growth Leaders Fund have three different share classes-Class I, Class II and Class III. The Gartmore GVIT Worldwide Leaders Fund has only Class I and Class III shares. The share classes have different expenses and are available for purchase through different variable insurance contracts. This prospectus provides information with respect to all three classes of the Funds.

For more information about who may purchase the different share classes, see, "Buying and Selling Fund Shares" on page 16.

FUND SUMMARIES - GARTMORE GVIT NATIONWIDE LEADERS FUND (FORMERLY GARTMORE GVIT
                 U.S.  LEADERS FUND)
================================================================================


OBJECTIVES AND PRINCIPAL STRATEGIES

The Gartmore GVIT Nationwide Leaders Fund seeks a high total return from a concentrated portfolio of U.S. securities.

To achieve its objective, under normal conditions the Fund typically invests at least 80% of its net assets in equity securities of U.S. Leaders, primarily in common stocks and convertible securities. The Fund's portfolio manager generally intends to be fully invested in these securities. The Fund's portfolio manager seeks companies which generally meet one of the following character traits:

-    above average revenue growth,
-    consistent earnings growth,
-    above average earnings growth, or
-    attractive valuation.

The Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies. Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund will primarily invest in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalizations of companies in the S&P 500 Stock Index.

It usually will sell portfolio securities if:

-    The outlook of a company's earnings growth becomes less attractive.
-    More favorable opportunities are identified.
-    There is a significant increase in share price.

TOTAL RETURN
Generally, total return means a combination of income and capital appreciation. In other words, the Fund looks for stocks and other securities that may pay dividends and other income, instead of relying solely on the security's prospects for increasing in value.

U.S.  LEADERS
A U.S. Leader is defined as a U.S. company with a strong franchise capable of taking advantage of its positioning in the market-place. The rationale for investing in U.S. Leaders arises from the expectation that these companies will dominate their respective industries due to their reputation of having quality management and superior products and services. A company is considered to be a U.S. company if it is organized under the laws of the U.S., has a principal place of business in the U.S. or its stock is traded primarily in the U.S.

WHAT IS MARKET CAPITALIZATION? Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

NONDIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 20 to 30 stocks, this risk may be increased.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 11.

FUND SUMMARIES - GARTMORE GVIT NATIONWIDE LEADERS FUND
================================================================================


PERFORMANCE

No performance information is provided because the Fund began operations on December 18, 2001.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                               CLASS I   CLASS II   CLASS III
                                              --------  ----------  ---------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
  (as a percentage of amount
  redeemed)(2)                                    None       None        1.00%
-------------------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees(3)                             0.90%      0.90%       0.90%
  Distribution and/or Service
    (12b-1) Fees                                  None      0.25%        None
  Other Expenses(4)                              0.41%      0.41%       0.41%
===============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                               1.31%      1.56%       1.31%
Amount of Fee Waiver/
  Expense Reimbursement                          0.06%      0.06%       0.06%
===============================================================================
NET EXPENSES AFTER WAIVERS(5)                    1.25%      1.50%       1.25%

----------------

1 Sales charges and other expenses will be imposed by variable insurance contracts when the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 The Fund commenced operations on December 18, 2001. As a result, the management fee represents the fee which is payable to Gartmore Mutual Fund Capital Trust (GMF), the Fund's investment adviser, under its contract with the Fund.

4 As a new fund, these are estimates for the current fiscal year ending December 31, 2002. These estimates do not take into account the expense limitation agreement between GMF and the Fund.

5 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.10% for each Class through April 30, 2003. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first three years of the Fund's operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR  3 YEARS
                                               ------  -------
Class I                                        $  127  $   409
Class II                                       $  153  $   487
Class III(1)                                   $  127  $   409

----------------

1 The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

FUND SUMMARIES - GARTMORE GVIT U.S. GROWTH LEADERS FUND
================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT U.S. Growth Leaders Fund seeks long-term growth. To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities of U.S. Growth Leaders. The portfolio managers generally intend to be fully invested in these securities. The Fund's portfolio managers look for companies whose earnings are expected to grow faster than other companies in the market. The Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund primarily invests in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalizations of companies in the S&P 500 Index.

The Fund's portfolio managers usually will sell portfolio securities if:

-    The outlook of a company's earnings growth becomes less attractive.
-    More favorable opportunities are identified.
-    The price of the security is overvalued.

The Fund will invest at least 25% of its assets in a group of companies in software and related technology industries.

The portfolio managers may manage this Fund so that it has a portfolio turnover rate of 300% or more.

The Fund may also invest in debt securities, indexed/structured securities, high yield/high-risk bonds, options, futures, swaps and other types of derivatives for hedging purposes or non-hedging purposes such as seeking to enhance return. The Fund may also engage in short selling. See the Statement of Additional Information (SAI) for a discussion of these securities.

WHAT IS MARKET CAPITALIZATION?
Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

U.S.  GROWTH LEADERS
A U.S. Growth Leader is defined as a U.S. company with a strong and improving franchise that is well positioned to take advantage of growth opportunities. The rationale for investing in U.S. Growth Leaders arises from the expectation that these companies, which will demonstrate high growth potential, will dominate their respective industries due to their reputation of having quality management and superior products and services. A company is considered to be a U.S. company if it is organized under the laws of the U.S., has a principal place of business in the U.S. or its stock is traded primarily in the U.S.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways.
Counterparties to over-the-counter derivative contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivatives. Lastly, changes in the value of derivative or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

FUND SUMMARIES - GARTMORE GVIT U.S.  GROWTH LEADERS FUND
================================================================================


CONCENTRATION RISK. The Fund will invest 25% or more of its assets in companies in software and other technology related industries. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry of concentration. In addition to these general risk factors, the Fund may be especially susceptible to factors affecting software and other technology-related industries.

NONDIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 20 to 30 stocks, this risk may be increased.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but the portfolio managers may engage in active and frequent trading of securities if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund, and increase volatility of the Fund.

SHORT SALES. In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. A Fund must also pay the lender any interest accrued during the period of the loan.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 11.

PERFORMANCE

No performance information is provided because the Fund began operations on or about December 18, 2001.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                            CLASS I   CLASS II   CLASS III
                                            --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from your
  investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                               None       None        1.00%

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees(3)                           0.90%      0.90%       0.90%
  Distribution and/or
    Service (12b-1) Fees                        None      0.25%        None
  Other Expenses(4)                            0.22%      0.22%       0.22%
===============================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES(5)                        1.12%      1.37%       1.12%

----------------
1 Sales charges and other expenses will be imposed by variable insurance contracts when the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 The Fund commenced operations on or about December 31, 2001. As a result, the management fee represents the fee which is payable to GMF, the Fund's investment adviser, under its contract with the Fund. In addition, the management fee given above is a base fee and may be higher or lower depending upon the Fund's performance relative to its benchmark, the S&P 500 Index. For more information concerning this Fund see the section entitled "Management" on page 13.

4 As a new fund, these are estimates for the current fiscal year ending December 31, 2002. These estimates do not take into account the expense limitation agreement between GMF and the Fund.

5 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, rule 12b-1 fees and administrative service fees) from exceeding 1.25% for Class I shares, 1.50% for Class II shares and 1.25% for Class III shares through April 30, 2003. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimburesement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first three years of the Fund's operations.

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR  3 YEARS
                                                             ------  -------
Class I                                                      $  114  $   356
Class II                                                     $  139  $   434
Class III(1)                                                 $  114  $   356

----------------
1 The example for Class III shares does not include the effect of the shortterm trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee wil be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

FUND SUMMARIES - GARTMORE GVIT WORLDWIDE LEADERS FUND
                 (FORMERLY NATIONWIDE GLOBAL 50 FUND)
================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Worldwide Leaders Fund seeks long term capital growth.

Gartmore Global Asset Management Trust (GGAMT), the Fund's investment adviser, has chosen Gartmore Global Partners (GGP) as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities of companies throughout the world, including the U.S. Some of the companies will be multi-national companies operating throughout the world, while others will be located in, and tied economically primarily to, one country. Under normal conditions, the Fund will be invested in at least three different countries.

GGP chooses equity securities of companies that it considers to be "worldwide leaders." Specifically, through its research process, GGP looks to evaluate which industries offer the most attractive growth rates and which companies have earnings growth potential greater than that expected by the stock markets in which the Fund's securities are traded.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will typically invest in securities issued by approximately 30 companies.

The Fund primarily invests in equity securities, which may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trust securities and depositary receipts for any of the foregoing.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the SAI for a discussion of these securities. GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes offer earnings growth that exceeds market expectations; and
- GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

GGP may manage this Fund so that it has a portfolio turnover rate of 300% or more.

A "worldwide leader" is a company located anywhere in the world that, based on GGP's assessment, is well positioned to take advantage of growth opportunities in its industry. The "worldwide leaders,"in which the Fund will invest, will include equity securities of companies that GGP believes offer long-term, strategic growth opportunities because of their strong competitive advantage within key growth segments and those of companies that GGP believes offer short-term tactical opportunities based on current circumstances. GGP will vary the combination of securities chosen for the Fund based on market conditions and the opportunities available.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since such countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or have a broader investment style.

================================================================================


NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 30 stocks, this risk may be increased.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but GGP may engage in active and frequent trading of securities if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increased volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 11.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):


                                [GRAPHIC OMITTED]

1998      19.10%
1999      22.90%
2000     -12.30%
2001     -18.80%


Best quarter:     19.1%     4th Qtr. of 1998
Worst quarter:   -16.5%     1st Qtr. of 2001


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001(2):

                                                  ONE            SINCE
                                                 YEAR        INCEPTION(3)
                                                -------      ------------
Class I shares(1)                               -18.81%         1.29%
Class II shares(4)                              -19.02%         1.04%
Class III shares(4)                             -18.81%         1.29%
Morgan Stanley Capital International
  (MSCI) World Index(5)                         -16.52%         3.88%

----------------

1 The existing shares of the Funds were designated Class I shares as of May 1, 2001.

2 Until May 1, 2000, the Fund was managed as a global equity fund, and up until that date, this performance represents this more diversified strategy.

3    The Fund commenced operations on October 31, 1997.

4 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares, as described in the table below. These returns do not reflect the short-term trading fee applicable to Class III shares. If this fee was reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 17 for more information.

5 The Morgan Stanley Capital International (MSCI) World Index-an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia, and the Far East-gives a broad look at how the stock prices of these companies have performed. Unlike mutual funds, the MSCI World Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

FUND SUMMARIES - GARTMORE GVIT WORLDWIDE LEADERS FUND
                 (FORMERLY NATIONWIDE GLOBAL 50 FUND)
================================================================================


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY
PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                                CLASS I   CLASS II   CLASS III
                                                --------  ---------  -----------
Shareholder Fees1
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                                    None       None       1.00%

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                                  0.99%      0.99%       0.99%
Distribution and/or Service
  (12b-1) Fees                                      None      0.25%        None
  Other Expenses(3)                                0.26%      0.26%       0.26%
================================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES                               1.25%      1.50%       1.25%

-----------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                            -------  --------  --------  ---------
Class I                     $   127  $    397  $    686  $   1,511
Class II                    $   153  $    474  $    818  $   1,791
Class III(1)                $   127  $    397  $    686  $   1,511

----------------

1 The example for Class III shares does not include the effect of the shortterm trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

MORE ABOUT THE FUNDS
================================================================================


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The SAI contains additional information about the Funds, including the Funds' other investment techniques. For information on how to obtain a copy of the SAI, see the back cover.

PREFERRED STOCK (U.S. GROWTH LEADERS AND WORLDWIDE LEADERS). Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends usually must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks generally do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES (ALL FUNDS). Convertible securities-also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS (WORLDWIDE LEADERS). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

DERIVATIVES (U.S. GROWTH LEADERS). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

DEPOSITARY RECEIPTS (WORLDWIDE LEADERS). A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

MORE ABOUT THE FUNDS
================================================================================


REITS. (WORLDWIDE LEADERS) The Fund may invest in real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITS involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible decline in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

PRINCIPAL RISKS

FOREIGN RISK (WORLDWIDE LEADERS). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

- COUNTRY-General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.
- FOREIGN MARKETS-The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Funds to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Funds can earn on their investments.
- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNT STANDARDS-Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio managers to completely and accurately determine a company's financial condition.
- CURRENCY-Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments decline in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, a Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each Fund may hold up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives and may miss potential market upswings.

MANAGEMENT
================================================================================


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Gartmore GVIT Worldwide Leaders Fund for the year ended December 31, 2001. This discussion provides an overview of the economy and how it affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Fund from the perspective of the portfolio managers.

GARTMORE GVIT WORLDWIDE LEADERS FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001, the Gartmore GVIT Worldwide Leaders Fund returned -18.81% versus -16.52% for its benchmark, the Morgan Stanley Capital International World Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

The first half of the year was dominated by a global slowdown. Early in the period, the force of this slowdown was seen mainly in the U.S. economy. However, by the end of the first half, the slowing pace of growth had spread to all corners of the globe, including Europe and Japan.

Most major central banks responded to the slowdown by cutting interest rates. The European Central Bank was slower to take an easing bias primarily because both the money supply growth rate and the inflation rate in the region remained above target numbers. Elsewhere, the Bank of Japan moved to a zero-interest rate policy.

The start of the second half saw some significant falls in equity markets worldwide, reflecting increasing concern regarding the state of the global economy. Despite continued cuts in interest rates from most of the central banks, the weakness continued. The global slowdown was compounded by the tragic events of Sept. 11.

In the fourth quarter, global equity markets rebounded from September lows. Continued cuts in interest rates along with a sharp lift in liquidity in virtually all major economies helped to boost sentiment and encourage investors back into the markets.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

Stock selections within the bank, utilities and health care sectors were positive contributors to performance during the year, while selections within the retail, media and leisure, and transport services and trade sectors detracted. Specifically, being overweight in stocks such as ALZA Corp., Mitsubishi Pharma and WMC Ltd. helped performance.

However, being overweight in stocks such as Level 3 Communications Inc., British Airways PLC, Check Point Software Technologies Ltd., and Fujitsu negatively affected performance.

Note: Portfolio composition is subject to change.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE?

Investors are waiting to see whether the increase in unemployment as a result of ongoing corporate restructuring will undermine consumer confidence, which has been fairly resilient in light of the slowdown. Japan faces a crucial year, as longer-term structural problems are major stumbling blocks to achieving economic growth. Although prospects for the Japanese economy as a whole remain weak, we continue to find opportunities in individual holdings. Within continental Europe, valuations are low relative to those in the United States, but growth is weak. We expect the European Central Bank to cut rates further over the course of the first half of 2002. The UK economic environment remains relatively buoyant, supported by a strong consumer.

 COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE GARTMORE GVIT WORLDWIDE
   LEADERS FUND (CLASS I SHARES) AND THE MORGAN STANLEY CAPITAL INTERNATIONAL
                            (MSCI) WORLD INDEX(1,2)


                                [GRAPHIC OMITTED]

            MSCI World Index  Worldwide Leaders Fund
            ----------------  ----------------------
10/31/1997             10000                   10000
12/31/1997             10274                   10118
12/31/1998             12615                   12054
12/31/1999             16118                   14816
12/31/2000             14036                   12991
12/31/2001             11717                   10547

                      GARTMORE GVIT WORLDWIDE LEADERS FUND:
                          Average Annual Total Return
                        Periods ended December 31, 2001

                                                        1 Year    Life(3)
                                                       -------    -------
Class I shares                                         -18.81%     1.29%
Class II shares(4)                                     -19.02%     1.04%
Class III shares(4)                                    -18.81%     1.29%

----------------

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

MANAGEMENT
================================================================================


2 The Morgan Stanley Capital International (MSCI) World Index-an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia, and the Far East-gives a broad look at how the stock prices of these companies have performed. Unlike mutual funds, the MSCI World Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Worldwide Leaders Fund commenced operations October 31, 1997.

4 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If this fee was reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 17 for more information.

Past performance is not predictive of future performance.

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of each Funds' assets and supervises the daily business affairs of each of the Funds. GMF was organized in 1999, and advises mutual funds. As of December 31, 2001, GMF and its affiliates had approximately $25.5 billion in assets under management, of which $14 billion was managed by GMF.

The GARTMORE GVIT NATIONWIDE LEADERS FUND pays GMF a management fee, which is based on the Fund's average daily net assets as set forth below, and includes breakpoints so, as a percentage of net assets, fees decrease as assets increase:

NET ASSETS                                                              FEE
----------                                                              -----
Up to $500 million                                                      0.90%
$500 million--$2 billion                                                0.80%
$2 billion +                                                            0.75%

The GARTMORE GVIT U.S. GROWTH LEADERS FUND pays GMF a base management fee which may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the S&P 500 Index. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the under- or overperformance is less than 12% and GMF will receive the applicable base fee (the applicable base fee is calculated according to the breakpoint structure listed below). The fee adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The SAI contains more detailed information about any possible performance based adjustments. The management fee payable is based on the Fund's average daily net assets and includes breakpoints so fees, as a percentage of net assets, decrease as assets increase:

                                        MIN     BASE   MAX
NET ASSETS                              FEE     FEE    FEE
----------                              -----   -----  -----
$ 0--$500 million                       0.68%   0.90%  1.12%
$ 500 million--$2 billion               0.62%   0.80%  0.98%
$ 2 billion +                           0.59%   0.75%  0.91%

THE GARTMORE GVIT WORLDWIDE LEADERS FUND pays GMF a management fee, which is based on the Fund's average daily net assets. The total maximum fee paid by the Fund for the fiscal year ended December 31, 2001-expressed as a percentage of the Fund's average daily net assets-was 1.00%.*

----------------

* Effective May 1, 2001, the contractual management fees for the Gartmore GVIT Worldwide Leaders Fund were changed to 1.00% on assets up to $50 million and 0.95% on assets of $50 million and more.

SUBADVISER

Gartmore Global Partners (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428 is the subadviser to the Gartmore GVIT Worldwide Leaders Fund. Subject to the supervision of GMF and the Trustees, GGP will manage the Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of December 31, 2001, GGP manages approximately $1.1 billion in assets.

Out of its management fee, GMF paid GGP an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the Fund's average daily net assets of 0.58%.

Prior to January 2, 2002, the Gartmore GVIT Worldwide Leaders Fund was managed by J.P. Morgan Investment Management, Inc.

PORTFOLIO MANAGER-GARTMORE GVIT NATIONWIDE LEADERS FUND

Charles Bath is the portfolio manager of the Fund. As portfolio manager, Mr. Bath is responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Mr. Bath has been with GMF or its predecessors since 1985. He has managed or co-managed the Gartmore Total Return Fund since 1985, currently co-manages the Gartmore GVIT Total Return Fund, and also previously managed the Gartmore GVIT Growth Fund (1992 to 2000).

================================================================================


PORTFOLIO MANAGERS-GARTMORE GVIT U.S.  GROWTH LEADERS FUND

Christopher Baggini and Aaron Harris are the co-portfolio managers of the Fund. As co-portfolio managers, they are responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Mr. Baggini joined GMF in March 2000. Prior to joining GMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors.

Mr. Harris joined GMF in April 2000. Prior to joining GMF, Mr. Harris was a portfolio manager managing portions of several portfolios for Nicholas-Applegate Capital Management.

MULTI-MANAGER STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate subadvisers unaffiliated with GMF without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with an unaffiliated subadviser with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Funds:

-    performing initial due diligence on prospective subadvisers for the Funds
- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
-    communicating performance expectations and evaluations to the subadvisers
- ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

PORTFOLIO MANAGER - GARTMORE GVIT WORLDWIDE LEADERS FUND

Neil Rogan is the leader of the portfolio management team responsible for the day-to-day management of the Gartmore GVIT Worldwide Leaders Fund. He also manages the Gartmore Worldwide Leaders Fund and the Gartmore Global Focus Fund. Mr. Rogan joined Gartmore Investment Management plc, an affiliate of GGP, as head of Asia Pacific Equities in September 1997. In December 1999, he was appointed head of International Equities with responsibility for the Asia Pacific, Emerging Markets, Japanese, US and Global Equities management teams.
In Januray 2001 Mr. Rogan undertook responsibility for the Global Equity Team. Prior to joining Gartmore, Mr. Rogan worked for Touche Remnant, where he specialized in Pacific & Emerging Markets (1982-1985), Flemings in London, where he was appointed head of the Pacific Region Portfolios Group in 1989 (1985-1992) and Jardine Fleming Investment Management in Hong Kong, where he served as a director and senior fund manager (1992-1997). Mr. Rogan is also an associate member of the UK Society of Investment Professionals.

BUYING AND SELLING FUND SHARES
================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its wholly-owned subsidiary, Nationwide Life and Annuity Insurance Company (collectively, Nationwide), to fund benefits payable under variable insurance contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Class II shares of the Funds may be sold to other insurance companies that are not affiliated with Nationwide or the Funds, and to certain Nationwide separate accounts if Nationwide or its affiliates provide additional services necessary for them to receive 12b-1 fees. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

Each Fund sells Class I and Class III shares to separate accounts of Nationwide. Each Fund may also sell Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Securities, Inc. (formerly Nationwide Advisory Services, Inc.). It is anticipated that Gartmore Distribution Services, Inc. will become the Fund's distributor after May 1, 2002.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine its NAV when:

-    It has not received any orders to purchase, sell or exchange shares; or
-    Changes in the value of the Fund's portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds' administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

================================================================================


SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

A Fund may delay any exchange, transfer, or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in a Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging
2. Variable insurance contract withdrawals or loans, including required minimum distributions
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate its distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, a Fund that has Class II shares pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your innvestment over time and may cost you more than paying other types of sales changes.

DISTRIBUTIONS AND TAXES
================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS
================================================================================


The financial highlights tables are intended to help you understand a Fund's financial performance for the period of a Fund's operation. Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statement, is included in the annual report, which is available upon request.

                                                                                                 GARTMORE GVIT
                                                                                              NATIONWIDE LEADERS FUND
                                                                                              (FORMERLY GARTMORE GVIT
                                                                    GARTMORE GVIT               U.S. LEADERS FUND)
                                                               U.S. GROWTH LEADERS FUND          CLASS III SHARES
                                                              --------------------------      ------------------------
                                                                     PERIOD ENDED                  PERIOD ENDED
                                                                     DECEMBER 31,                  DECEMBER 31,
                                                                       2001(a)                        2001(d)
                                                              --------------------------      ------------------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                                         $                   10.00       $                 10.00
                                                              --------------------------      ------------------------
INVESTMENT ACTIVITIES:
  Net realized and unrealized gains (losses) on investments                       (0.08)                         0.08
                                                              --------------------------      ------------------------
  Total investment activities                                                     (0.08)                         0.08
                                                              --------------------------      ------------------------
Net increase (decrease) in net asset Value                                        (0.08)                         0.08
                                                              --------------------------      ------------------------
NET ASSET VALUE -
  END OF PERIOD                                               $                    9.92       $                 10.08
                                                              ==========================      ========================
Total Return                                                                      (0.80%)(b)                     0.80% (b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)                            $                   2,976       $                 1,008
Ratio of expense to average net assets                                             1.25% (c)                     1.25% (c)
Ratio of net investment income (loss) to average net assets                       (0.40%)(c)                    (0.16%)(c)
Ratio of expense to average net assets*                                            7.56% (c)                    20.55% (c)
Portfolio turnover                                                                 9.71%                         0.00%

------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 31, 2001. On the effective date, the net asset value was $9.92 per share which resulted in a return of 0.00% for the period.

(b)  Not annualized.

(c)  Annualized.

(d) For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 31, 2001. On the effective date, the net asset value was $10.08 per share which resulted in a return of 0.00% for the period.

================================================================================



                                                                   GARTMORE GVIT WORLDWIDE LEADERS FUND
                                                                   (FORMERLY NATIONWIDE GLOBAL 50 FUND)
                                             ------------------------------------------------------------------------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(a)           2000            1999            1998          1997(b)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       11.65   $       13.89   $       11.75   $       10.10   $       10.00
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.07            0.13            0.07            0.11            0.02
  Net realized and unrealized gains
   (losses) on investments                           (2.26)          (1.81)           2.60            1.81            0.10
                                             --------------  --------------  --------------  --------------  --------------
     Total investment activities                     (2.19)          (1.68)           2.67            1.92            0.12
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.18)          (0.11)          (0.04)          (0.07)          (0.02)
  In excess of net investment income                     -               -           (0.01)          (0.12)              -
  Net realized gains                                     -           (0.11)          (0.48)          (0.08)              -
  In excess of net realized gains                        -           (0.33)              -               -               -
  Tax return of capital                                  -           (0.01)              -               -               -
     Total distributions                             (0.18)          (0.56)          (0.53)          (0.27)          (0.02)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value           (2.37)          (2.24)           2.14            1.65            0.10
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $        9.28   $       11.65   $       13.89   $       11.75   $       10.10
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                        (18.81%)        (12.32%)         22.92%          19.14%           1.18%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $      70,469   $      81,359   $      60,840   $      21,527   $       5,566
Ratio of expenses to average net assets               1.20%           1.20%           1.20%           1.20%           1.20%(d)
Ratio of net investment income
  (loss) to average net assets                        0.66%           1.01%           0.31%           0.66%           1.00%(d)
Ratio of expenses to average net assets*              1.30%           1.42%           1.54%           1.46%           2.84%(d)
Portfolio turnover                                  128.06%         184.98%          79.22%          59.01%           9.32%

------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.

(c)  Not annualized.

(d)  Annualized.

                       [THIS PAGE LEFT BLANK INTENTIONALLY]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213



GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com

INTERNATIONAL Series

Gartmore GVIT Emerging Markets Fund
Gartmore GVIT International Growth Fund



GARTMORE FUNDS                                             www.gartmorefunds.com
================================================================================


PROSPECTUS

May 1, 2002

                                [GRAPHIC OMITTED]



LOOK BEYOND
--------------------------------------------------------------------------------


                         As with all mutual funds, the Securities and Exchange
GARTMORE                 Commission has not approved or disapproved these
--------                 Funds' shares or determined whether this prospectus
GLOBAL INVESTMENTS       is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS
================================================================================


FUND SUMMARIES

GARTMORE GVIT EMERGING MARKETS FUND . . . . . . . . . . . . . . . . . . . . .  3
(formerly Gartmore NSAT Emerging Markets Fund)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT INTERNATIONAL GROWTH FUND . . . . . . . . . . . . . . . . . . .  6
(formerly Gartmore NSAT International Growth Fund)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Principal Investments and Techniques
Principal Risks
Temporary Defensive Positions

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Management's Discussion of Fund Performance
Investment Adviser
Subadviser
Portfolio Management Teams

BUYING AND SELLING FUND SHARES  . . . . . . . . . . . . . . . . . . . . . . . 14
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fees
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARIES
================================================================================


This prospectus provides information about two funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust") (formerly Nationwide Separate Account Trust). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 9. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

Each Fund offers three classes of shares: Class I, Class II and Class III shares. This prospectus provides information with respect to all three classes. The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 14 for more information.

FUND SUMMARIES-GARTMORE GVIT EMERGING MARKETS FUND
================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Emerging Markets Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Gartmore Global Asset Management Trust (GGAMT), the Fund's investment adviser, has chosen Gartmore Global Partners (GGP), as subadviser, to manage the Fund's portfolio on a day-to-day basis. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are located in emerging markets or developing countries or that derive a significant portion of their earnings or revenues from emerging market countries. GGP selects regions or countries and companies it believes have the potential to deliver unexpected earnings growth.

GGP looks for emerging markets that it believes will have strong economic growth, and tries to avoid emerging markets that it believes might be politically or economically unstable.

EMERGING MARKETS
Emerging market countries are countries that

- Have been defined as emerging market countries by the International Finance Corporation,
-    Have a low-to-middle income economy according to the World Bank, or
-    Are listed as developing countries in World Bank publications.

There are over 25 countries that currently qualify as emerging market countries, including Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

The Fund invests primarily in equity securities which may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts. The Fund may utilize derivatives, primarily futures, in order to manage short-term investments from certain contract holders and are designed to protect the Fund from market timing activity by reducing portfolio transaction costs.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the Statement of Additional Information ("SAI") for a discussion of these securities.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes will offer earnings growth that exceeds market expectations.
- GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

EMERGING MARKETS RISK. The Fund invests primarily in equity securities of companies in emerging market countries, including securities denominated in foreign currencies. Those investments involve special risks and are generally riskier than domestic investments and other kinds of foreign investments, particularly because emerging market countries, in part because their markets are less established than those in the United States, may be less stable from a political and economic standpoint than other countries. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. It may also be more difficult to buy and sell securities in emerging market countries. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the securities in which the Fund invests are subject to significant changes in value due to exchange rate fluctuations.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks

FUND SUMMARIES-GARTMORE GVIT EMERGING MARKETS FUND
================================================================================


or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counterparties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.

RISK OF HOLDING A SMALLER NUMBER OF SECURITIES. The Fund generally holds 80 to 100 stocks (other equity funds typically hold more securities than the Fund). Because of this greater concentration, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 9.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The annual total return shown in the bar does not include charges that will be imposed by variable annuity contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURN-CLASS I SHARES(1):

[GRAPH OMITTED]
2001                             -5.10%

Best quarter:   28.8%  4th qtr. of 2001
Worst quarter: -27.8%  3rd qtr. of 2001

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                                                      ONE             SINCE
                                                     YEAR      INCEPTION(2)
                                                  -------      ------------
Class I shares(1)                                  -5.18%           -22.38%
Class II shares(3)                                 -5.35%           -22.59%
Class III shares(3)                                -5.18%           -22.38%
S&P/IFC Investable Index(4)                         1.77%           -15.50%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operations on August 30, 2000.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II returns have been restated to reflect the additional fees applicable to Class II shares, as described in the table below. These returns do not include the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 15 for more information.

4 The S&P/IFC Investable Index aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors. Unlike mutual funds, the Index does not incur expenses. These returns do not include the effect of expenses. If expenses were deducted, the actual returns of this index would be lower.

================================================================================


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                      CLASS I   CLASS II    CLASS III
                                      -------  ---------  -----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed or exchanged)(2)            None       None        1.00%

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                        1.15%      1.15%       1.15%
  Distribution and/or 12b-1 Fees         None       0.25%       None
  Other Expenses(3)                      0.21%      0.21%       0.21%
=====================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES(4)                  1.36%      1.61%       1.36%

---------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

4 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees and administrative services fees) from exceeding 1.75% for Class I and Class III shares and 2.00% for Class II shares. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first three years of the Fund's operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                        ------  -------  -------  --------
Class I                                   $138     $431     $745    $1,635
Class II                                  $164     $508     $876    $1,911
Class III(1)                              $138     $431     $745    $1,635

---------------

1 The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

FUND SUMMARIES-GARTMORE GVIT INTERNATIONAL GROWTH FUND
================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT International Growth Fund seeks long term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

GGAMT, the Fund's investment adviser, has chosen GGP, as subadviser, to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests in equity securities of established companies that are tied economically to a number of countries throughout the world, other than the United States. GGP selects regions or countries, and companies it believes have the potential for unexpected growth.

The Fund primarily invests in equity securities which may include common stocks, preferred stocks, equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts. The Fund may utilize derivatives, primarily futures, in order to manage short-term investments from certain contract holders and are designed to protect the Fund from market timing activity by reducing portfolio transaction costs.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the SAI for a discussion of these securities.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes will offer earnings growth that exceeds market expectations.
- GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since such countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counterparties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 9.

================================================================================


PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The annual total return shown in the bar does not include charges that will be imposed by variable annuity contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURN-CLASS I SHARES(1):

[GRAPHIC OMITTED]
2001                              -28.7%

Best quarter:    3.9%   4th qtr. of 2001
Worst quarter: -15.8%   1st qtr. of 2001

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                                                               ONE         SINCE
                                                              YEAR  INCEPTION(2)
                                                           -------  ------------
Class I shares(1)                                          -28.65%       -30.42%
Class II shares(3)                                         -28.85%       -30.57%
Class III shares(3)                                        -28.65%       -30.42%
Morgan Stanley Capital
  International (MSCI)
  All Country World Index
  Free ex U.S.(4)                                          -19.50%       -21.25%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operations on August 30, 2000.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares, as described in the table below. These returns do not include the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 15 for more information.

4 The MSCI All Country World Index Free ex U.S. is an unmanaged index that contains companies that are replicas of their local markets not including any securities in the United States. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY
PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                                    CLASS I  CLASS II  CLASS III
                                                    -------  --------  ---------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fees
    (as a percentage of amount
    redeemed)(2)                                       None      None      1.00%

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                                      1.00%     1.00%     1.00%
  Distribution and/or 12b-1 Fees                       None      0.25%     None
  Other Expenses(3)                                    0.33%     0.33%     0.33%
================================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES(4)                                1.33%     1.58%     1.33%

---------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

4 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b- 1 fees and administrative service fees) from exceeding 1.60% for Class I and Class III shares and 1.85% for Class II shares. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first three years of the Fund's operations.

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                              ------  -------  -------  --------
Class I                                         $135     $421     $729    $1,601
Class II                                        $161     $499     $860    $1,878
Class III(1)                                    $135     $421     $729    $1,601

---------------

1 The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

MORE ABOUT THE FUNDS
================================================================================


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. The SAI contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

PREFERRED STOCK. (BOTH FUNDS) Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends usually must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks generally do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are usually subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES. (BOTH FUNDS) Convertible securities- also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

DERIVATIVES. (BOTH FUNDS) A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, a stock option is a derivative because its value changes in relation to the performance of the underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

REITS. (INTERNATIONAL GROWTH) Real estate investment trusts (REITs) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties.

DEPOSITARY RECEIPTS. (BOTH FUNDS) A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary

MORE ABOUT THE FUNDS
================================================================================


receipts. ADRs are typically issued by a U.S. bank or trust company, and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PRINCIPAL RISKS

FOREIGN RISK. (BOTH FUNDS) Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

- COUNTRY-General securities market movements in any country in which a Fund has investments, are likely to affect the value of a Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.
- FOREIGN MARKETS-A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Fund can earn on its investments.
- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS-Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.
- CURRENCY-A significant portion of a Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each Fund may hold up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives and may miss potential market upswings.

MANAGEMENT
================================================================================


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2001. This discussion provides an overview of the economy and how it affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio manager.

GARTMORE GVIT EMERGING MARKETS FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?
For the year ended Dec. 31, 2001, the Gartmore GVIT Emerging Markets Fund returned -5.18% versus 1.77% for its benchmark, the S&P/IFC Investable Index. The Fund's underperformance was primarily attributable to high levels of purchase and redemption activity by shareholders, particularly during the fourth quarter.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE? Asia led the Fund higher during the year, buoyed by the prospect of a global economic turnaround during 2002. Latin America and the EMEA (Europe, Middle East, Africa) countries underperformed the Index. Country allocations to Mexico and Brazil counterbalanced each other, as Brazil fell sharply while Mexico rose strongly. Mexico benefited from improving domestic demand while Brazil suffered due to a perception that it would suffer as a result of the financial crisis in Argentina. However, that didn't prove to be the case as Brazil rose sharply during the final quarter.

Within the EMEA, Poland and Hungary underperformed while Russia rose very strongly (+54.3%). We increased our exposure to Russia, reflecting a more positive outlook based on improvements to the domestic economy, a firmer oil price and government reforms.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE? In Asia, companies such as LG Electronics, Taiwan Semiconductor Manufacturing Co. and Advanced Semiconductor Engineering all rose strongly and were leading positive contributors to the Fund's performance. Detractors were Siam Commercial Bank (Thailand), which suffered from weakness in the banking sector, and ICICI Ltd., the Indian financial services company, hurt by weakness in the domestic stock market.

M-Systems Flash Disk Pioneers, a fast-growing specialized technology company based in Israel, benefited the Fund. Wal Mart de Mexico, Mexico's largest retail outlet, which was supported by an improving domestic economy also added to returns.

Note: Portfolio construction is subject to change.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE? Looking ahead, we believe Emerging Markets will continue to benefit from a recovery in global economic activity and renewed investor confidence. In the key telecommunications, technology, basic materials and energy sectors, fundamentals are relatively strong compared to developed markets. Furthermore, the two most significant macro-risks within Emerging Markets (economic instability and high levels of debt in Turkey and Argentina) have transpired without significant impact on the rest of the asset class. We continue to focus on good stock selection in the key markets of Korea, Taiwan, Brazil and Mexico.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
              GARTMORE GVIT EMERGING MARKETS FUND (CLASS I SHARES)
                      AND THE S&P/IFC INVESTABLE INDEX(1),(2)

[GRAPH OMITTED]

                                         Gartmore GVIT
                          S&P/IFC Index  Emerging Markets Fund
                          -------------  ---------------------
8/30/2000                        10,000                 10,000
12/31/2000                        7,850                  7,517
12/31/2001                        7,989                  7,128


                      GARTMORE GVIT EMERGING MARKETS FUND
                          Average Annual Total Return
                         Period ended December 31, 2001

                                                          1 Year  Life(3)
                                                          ------  -------
Class I shares                                            -5.18%  -22.38%
Class II shares(4)                                        -5.35%  -22.59%
Class III shares(4)                                       -5.18%  -22.38%

---------------

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The S&P/IFC Investable Index aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors. Unlike mutual fund returns, the S&P/IFC Investable Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Gartmore GVIT Emerging Markets Fund commenced operations August 30,
     2000.

MANAGEMENT
================================================================================


4 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 15 for more information.

Past performance is not predictive of future performance.

GARTMORE GVIT INTERNATIONAL GROWTH FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001, the Fund returned -28.65% versus -19.50% for its benchmark, Morgan Stanley Capital International All Country World Index Free ex USA Index.

Sector and stock selection accounted for a portion of the underperformance relative to the Index. Underperformance was also attributable to high levels of purchase and redemption activity by shareholders, particularly during the fourth quarter.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE? The year was marked by a steep decline in the share prices of telecommunications and technology stocks during the first half, while energy, health care and other broadly defensive sectors outperformed. The Fund began the year with heavy exposure to the telecommunications and technology sectors; this exposure was gradually reduced during the first half.

Following Sept. 11, the Fund increased its weightings in cyclical stocks and telecommunication stocks, in particular, to leverage the recovery. Within the technology sector, exposure to the semiconductor industry was significantly increased. The sector rose strongly during the fourth quarter as orders picked up and inventory levels dropped. During the year, companies such as COLT Telecom Group plc, Nortel Networks Corp. and Ericsson, all held by the Fund, fell steeply. On the positive side, Samsung Electronics Co. Ltd. and Taiwan Semiconductor Manufacturing Co. (also held) rose strongly, reflecting the surge in the semiconductor sector.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE? Geographically, the Fund favored Europe over Japan and the Emerging & Pacific Markets for most of the year. This was based on our view that Europe would be less affected by the global economic slowdown than the other regions. Toward the end of the year, exposure was increased in the Pacific ex-Japan region as signs emerged of a pickup in economic activity.

Note: Portfolio construction is subject to change.

WHAT IS OUR VIEW OF THE FUND'S POSITION FOR THE FUTURE?

Looking forward, we continue to expect a global economic turnaround, albeit gradual, during the course of 2002. We are positive on the major equity markets, with emphasis on continental Europe and the Pacific (ex-Japan) region. This is based on our view that the two regions are attractively valued with the Pacific (ex-Japan) region being cyclically geared to economic recovery.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
            GARTMORE GVIT INTERNATIONAL GROWTH FUND (CLASS I SHARES)
              AND THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI)
                    ALL COUNTRY WORLD INDEX FREE EX U.S.(1),(2)

[GRAPH OMITTED]

            MSCI All Country World Index  Gartmore GVIT International
            Free ex U.S.                  Growth Fund
            ----------------------------  ---------------------------
8/30/2000                         10,000                       10,000
12/31/2000                         9,033                        8,630
12/31/2001                         7,272                        6,158


                    GARTMORE GVIT INTERNATIONAL GROWTH FUND
                          Average Annual Total Return
                         Period ended December 31, 2001

                                                              1 Year   Life(3)
                                                             -------   -------
Class I shares                                               -28.65%   -30.42%
Class II shares(4)                                           -28.85%   -30.57%
Class III shares(4)                                          -28.65%   -30.42%

---------------

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The MSCI All Country World Index Free ex U.S. is an unmanaged index that contains companies that are replicas of their local markets not including any securities in the United States. Unlike mutual fund returns, the MSCI All Country World Index Free ex U.S. does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Fund commenced operations August 30, 2000.

4 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares have been restated to reflect the additional fees applicable to Class II shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 15 for more information.

Past performance is not predictive of future performance.

================================================================================


INVESTMENT ADVISER

Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GGAMT was organized in July 2000, and advises mutual funds and other institutional separate accounts. As of December 31, 2001, GGAMT and its U.S. affiliates had approximately $1.1 billion in assets under management, of which $43 million was managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on a Fund's average daily net assets. The total management fees (including fees paid to the subadvisers) paid by each Fund for the fiscal year ended December 31, 2001, expressed as a percentage of the Fund's average daily net assets, are as follows:

Fund                                                                     Fee
--------------------------------------------------------------------------------
Gartmore GVIT Emerging Markets                                          1.15%

Gartmore GVIT International Growth                                      1.00%


SUBADVISER

Gartmore Global Partners (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428, is the subadviser to the Funds. Subject to the supervision of GGAMT and the Trustees, GGP will manage each Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for each Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of December 31, 2001, manages approximately $1.1 billion in assets.

Out of its management fee, GGAMT paid GGP an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the Funds' average daily net assets, as follows:

Fund                                                                     Fee
--------------------------------------------------------------------------------
Gartmore GVIT Emerging Markets                                         0.575%

Gartmore GVIT International Growth                                      0.50%

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team and not just one investment manager. The following describes the persons primarily responsible for day-to-day management of each Fund.

PORTFOLIO MANAGEMENT TEAM-GARTMORE GVIT EMERGING MARKETS FUND

Christopher Palmer and Philip Ehrmann of the Pacific and Emerging Markets Equity Team are the portfolio managers for the Gartmore GVIT Emerging Markets Fund. In that capacity, they are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.

Mr. Palmer joined GGP as an investment manager on the Pacific and Emerging Markets Equity Team in 1995. In 1999, he became responsible for managing U.S. portfolios for GGP.

Mr. Ehrmann joined GGP as Head of the Emerging Markets Equity team in 1995. Mr. Ehrmann has also managed U.S. portfolios for GGP since 1995.


PORTFOLIO MANAGEMENT TEAM-GARTMORE GVIT INTERNATIONAL GROWTH FUND

The Gartmore Global Equities Portfolio Construction Team is responsible for day-to-day management of the Gartmore GVIT International Growth Fund.

BUYING AND SELLING FUND SHARES
================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Class I and Class III shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company (collectively, Nationwide), to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a shortterm trading fee as described below. Class II shares of the Funds may be sold to other insurance companies and to certain Nationwide separate accounts if Nationwide or its affiliates provide additional services necessary for it to receive 12b-1 fees. Shares are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract holders should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if the Fund is available under your variable insurance contract. This Prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

Each Fund sells its Class I and Class III shares to separate accounts of Nationwide and may sell its Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Securities' Inc. (formerly Nationwide Advisory Services, Inc.). It is anticipated that Gartmore Distribution Services, Inc. will become the Funds' distributor after May 1, 2002.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of the Funds' shares. Generally, NAV is determined by dividing the total market value of the securities owned by a Fund less its liabilities divided by the total number of outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern
Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell, or exchange shares
-    Changes in the value of the Fund's portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds' administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares can be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price will be the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

================================================================================


RESTRICTIONS ON SALES

Shares of the Funds may not be redeemed or the Funds may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists.

A Fund may delay any exchange, transfer or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by shortterm trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging
2. Variable insurance contract withdrawals or loans, including required minimum distributions
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling Class II shares of each Fund and providing shareholder services. Under that Distribution Plan, a Fund pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES
================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591.2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS
================================================================================


The financial highlights table is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                                 GARTMORE GVIT EMERGING                      GARTMORE GVIT
                                                      MARKETS FUND                     INTERNATIONAL GROWTH FUND
                                                 (FORMERLY GARTMORE NSAT                (FORMERLY GART MORE NSAT
                                                  EMERGING MARKETS FUND)               INTERNATIONAL GROWTH FUND)
                                             --------------------------------       --------------------------------
                                               YEAR ENDED      PERIOD ENDED           YEAR ENDED      PERIOD ENDED
                                               DECEMBER 31,     DECEMBER 31,          DECEMBER 31,     DECEMBER 31,
                                                 2001(A)          2000(B)               2001(A)          2000(B)
                                             ----------------  --------------       ----------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $          7.51   $       10.00        $          8.62   $       10.00
                                             ----------------  --------------       ----------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                          0.06               -                   0.01           (0.01)
  Net realized and unrealized gains (losses)
   on investments                                      (0.45)          (2.48)                 (2.47)          (1.37)
                                             ----------------  --------------       ----------------  --------------
     Total investment activities                       (0.39)          (2.48)                 (2.46)          (1.38)
                                             ----------------  --------------       ----------------  --------------
DISTRIBUTIONS:
  Net investment income                                (0.04)              -                  (0.02)              -
  In excess of net investment income                       -           (0.01)                     -               -
                                             ----------------  --------------       ----------------  --------------
     Total distributions                               (0.04)          (0.01)                 (0.02)              -
                                             ----------------  --------------       ----------------  --------------
Net increase (decrease) in net asset value             (0.43)          (2.49)                 (2.48)          (1.38)
                                             ----------------  --------------       ----------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $          7.08   $        7.51        $          6.14   $        8.62
                                             ================  ==============       ================  ==============
Total Return                                           (5.18%)        (24.83%) (c)           (28.65%)        (13.70%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $        15,974   $       3,991        $         9,448   $       9,239
Ratio of expenses to average net assets                 1.70%           1.75%  (d)             1.58%           1.60% (d)
Ratio of net investment income (loss) to
average net assets                                      0.57%          (0.21%) (d)             0.05%          (0.17%)(d)
Ratio of expenses to average net assets*                2.39%           4.09%  (d)             2.69%           2.88% (d)
Portfolio turnover                                    140.18%          43.33%                245.96%          93.02%

--------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from August 30, 2000 (commencement of operations) through December 31, 2000.

(c)  Not annualized.

(d)  Annualized.

INFORMATION FROM GARTMORE FUNDS


Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213



GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com                                              FND-4930 5/02

[PICTURE OMITTED]

SECTOR  Series

Gartmore  GVIT  Global  Financial  Services  Fund
Gartmore  GVIT  Global  Health  Sciences  Fund
Gartmore  GVIT  Global  Technology  and  Communications  Fund
Gartmore  GVIT  Global  Utilities  Fund



GARTMORE FUNDS                                             www.gartmorefunds.com
================================================================================


PROSPECTUS

May  1,  2002


                             [GRAPHIC OMITTED]



Look BEYOND(SM).
--------------------------------------------------------------------------------


                              As  with  all  mutual  funds,  the  Securities and
GARTMORE                      Exchange  Commission  has  not  approved  or
--------                      disapproved  these  Funds'  shares  or  determined
GLOBAL INVESTMENTS            whether  this  prospectus is complete or accurate.
------------------            To  state  otherwise  is  a  crime.

TABLE  OF  CONTENTS
================================================================================


FUND  SUMMARIES

GARTMORE  GVIT  GLOBAL  TECHNOLOGY  AND
COMMUNICATIONS  FUND. . . . . . . . . . . . . . . . . . . . .   3
(FORMERLY  GARTMORE  NSAT  GLOBAL  TECHNOLOGY  AND
COMMUNICATIONS  FUND)
Objective  and  Principal  Strategies
Principal  Risks
Performance
Fees  and  Expenses


GARTMORE  GVIT  GLOBAL  FINANCIAL  SERVICES  FUND . . . . . .   6
Objective  and  Principal  Strategies
Principal  Risks
Performance
Fees  and  Expenses


GARTMORE  GVIT  GLOBAL  UTILITIES  FUND . . . . . . . . . . .   9
Objective  and  Principal  Strategies
Principal  Risks
Performance
Fees  and  Expenses


GARTMORE  GVIT  GLOBAL  HEALTH  SCIENCES  FUND. . . . . . . .  12
(FORMERLY  GARTMORE  NSAT  GLOBAL  HEALTH  SCIENCES  FUND)
Objective  and  Principal  Strategies
Principal  Risks
Performance
Fees  and  Expenses


MORE  ABOUT  THE  FUNDS . . . . . . . . . . . . . . . . . . .  16
Principal  Investments  and  Techniques
Principal  Risks
Temporary  Defensive  Positions


MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . .  19
Managements  Discussion  of  Fund  Performance
Investment  Adviser
Subadviser
Portfolio  Management  Teams


BUYING  AND  SELLING  FUND  SHARES. . . . . . . . . . . . . .  23
Who  Can  Buy  Shares  of  the  Funds
Purchase  Price
Selling  Shares
Restrictions  on  Sales
Short-Term  Trading  Fees
Distribution  Plan


DISTRIBUTIONS  AND  TAXES . . . . . . . . . . . . . . . . . .  25
Dividends  and  Distributions
Tax  Status


FINANCIAL  HIGHLIGHTS . . . . . . . . . . . . . . . . . . . .  26


ADDITIONAL  INFORMATION . . . . . . . . . . . . . .   BACK  COVER

FUND  SUMMARIES
================================================================================


This prospectus provides information about four funds (the Funds) offered by Gartmore Variable Insurance Trust (the Trust) (formerly Nationwide Separate Account Trust.) The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 16. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A  QUICK  NOTE  ABOUT  THE  FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a variable insurance contract). You will find details about how your variable insurance contract works in the accompanying prospectus.

Each of the Funds offer three classes of sharesClass I, Class II and Class III. This prospectus provides information with respect to all three classes. The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see Buying and Selling Fund Shares on page 23.

FUND  SUMMARIES - GARTMORE  GVIT  GLOBAL  TECHNOLOGY  AND  COMMUNICATIONS FUND
================================================================================


OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The Gartmore GVIT Global Technology and Communications Fund seeks long-term capital appreciation.

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies with business operations in technology and communications and/or technology and communications related industries. These companies may include, for example, companies that develop, produce and distribute products or services in the computer, semi-conductor, electronics, communications, health care, and biotechnology sectors. A security will generally be considered appropriate if (as determined by the investment adviser) at least 50% of the issuers assets, revenues, or net income is related to, or derived from, the industry or industries designated for the Fund.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting its investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in countries with emerging securities markets, the Fund will invest in those countries.

The Fund may invest in companies of any size. The Fund may invest in securities of large companies that are well established in the world technology market because they can be expected to grow with the market. The Fund may also invest in securities of small to mid-size companies to the extent that they provide strong prospects for future growth.

In analyzing specific companies for possible investment, the Funds portfolio manager ordinarily looks for several of the following characteristics:

-    Above-average per share earnings growth
-    High return on invested capital
-    A healthy balance sheet
-    Sound financial and accounting policies and overall financial strength
-    Strong competitive advantages
-    Effective  research,  product  development  and  marketing
-    Development  of  new  technologies
-    Efficient  service
-    Pricing  flexibility
-    Strong  management
- General operating characteristics that will enable the company to compete successfully in its respective markets

The Funds portfolio manager considers whether to sell a particular security when any of those factors materially change.

The Fund may also lend portfolio securities on a short-term or longterm basis of up to 33% of its total assets. Gartmore Mutual Fund Capital Trust (GMF), the Funds investment adviser, expects a portfolio turnover rate of 300% or more.

TECHNOLOGY is the use of science to create new products and services. The sector comprises information technology and communications as well as medical, environmental and biotechnology.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Funds investments decreases. The value of your shares will also be impacted in part by the portfolio managers ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at

FUND  SUMMARIES - GARTMORE  GVIT  GLOBAL  TECHNOLOGY  AND  COMMUNICATIONS FUND
================================================================================


times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID-CAP / SMALL-CAP RISK. To the extent the Fund invests in securities of smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-sized and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

SECTOR RISK. The Fund may be susceptible to factors affecting technology and communications and technology- and communications-related industries and therefore the value of the Funds investments may be more volatile than those of other funds that invest in a broader range of securities across different industries.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for the investment, but the portfolio manager may engage in active and frequent trading of securities if he believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

For more detailed information about the Funds investments and risks, see More About the Funds beginning on page 16.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Funds annual total return. The annual total return shown in the bar does not include charges that will be imposed by variable annuity contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The table shows the Funds average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL  TOTAL  RETURN -- CLASS  I  SHARES(1):

[GRAPHIC OMITTED]

2001        -42.7%

Best  quarter:       28.3%   3rd  qtr.  of  2000
Worst  quarter:     -41.5%   4th  qtr.  of  2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                                    ONE     SINCE
                                   YEAR  INCEPTION(2)
                                -------  ------------
Class  I  shares(1)             -42.72%       -42.96%
Class  II  shares(3)            -42.88%       -43.09%
Class  III  shares(3)           -42.72%       -42.96%
Morgan Stanley High-Tech 35(4)  -24.13%       -37.09%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operations on June 30, 2000.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect additional fees applicable to Class II shares, as described in the table below. The returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be lower than those shown. See "Buying and Selling Fund Shares Short-Term Trading Fees" on page 24 for more information.

4 The Morgan Stanley High-Tech 35 is an equal dollar weighted index of 35 stocks in nine different technology subsectors. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

================================================================================


FEES  AND  EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                               CLASS  I  CLASS  II  CLASS  III
                                               --------  ---------  ----------
Shareholder  Fees(1)
  (paid  directly  from  your  investment)
  Short-Term  Trading  Fee
    (as  a  percentage  of
    amount  redeemed)(2)                           None       None       1.00%

Annual  Fund  Operating  Expenses
  (deducted  from  Fund  assets)
  Management  Fees                                0.98%      0.98%       0.98%
  Distribution  and/or
    Service  (12b-1)  Fees                         None      0.25%        None
  Other  Expenses(3)                              0.26%      0.26%       0.26%
==============================================================================
TOTAL  ANNUAL  FUND
  OPERATING  EXPENSES(4)                          1.24%      1.49%       1.24%

---------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Funds shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 Other Expenses have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

4 GMF has agreed to waive management fees and, if necessary, to reimburse the Fund for the cost of Other Expenses so that operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) will not exceed 1.35% for Class I and Class III shares and 1.60% for Class II shares. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Funds ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by the adviser at some time within the first three years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Funds operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 year  3 years  5 years  10 years
                    ------  -------  -------  --------
Class  I              $126     $393     $681    $1,500
Class  II             $152     $471     $813    $1,779
Class  III(1)         $126     $393     $681    $1,500

---------------

1 The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

FUND  SUMMARIES - GARTMORE  GVIT  GLOBAL  FINANCIAL  SERVICES  FUND
================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Global Financial Services Fund seeks long-term capital growth.

Gartmore Global Asset Management Trust (GGAMT), the Funds investment adviser, has chosen Gartmore Global Partners (GGP) as the subadviser to manage the Funds portfolio on a day-to-day basis. To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the financial services sector. A security will generally be considered appropriate if (as determined by GGP) at least 50% of the issuers assets, revenues or net income is related to, or derived from, the financial services sector.

The Fund will invest 25% or more of its assets in at least one or more of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies and insurance companies, such as property and casualty and life insurance holding companies.

The Fund primarily invests in equity securities which may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trust securities and depositary receipts.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in financial services companies of any size. The Fund will invest in securities of large companies that are well established in the financial services area because they can be expected to grow with the market. The Fund may also invest in securities of small to mid-size companies to the extent they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Funds investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If GGP thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in companies located in those countries. The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the Statement of Additional Information
(SAI) for a discussion of these securities.

GGP is a growth stock adviser, and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the markets expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes will offer earnings growth that exceeds market expectations.
- GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

GGP expects that the Fund will have a portfolio turnover rate of 300% or more.

THE FINANCIAL SERVICES SECTOR INCLUDES, BUT IS NOT LIMITED TO:

-    banks and savings and loan institutions and their holding companies
-    consumer and industrial finance companies
-    investment banks
-    insurance brokers, securities brokers and investment advisers
-    real estate-related companies
-    leasing companies
- insurance companies, such as property and casualty and life insurance holding companies.

PRINCIPAL  RISKS

Because the value of an investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Funds investments decrease. The value of your shares will also be impacted in part by GGPs ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and

================================================================================


political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since those countries may have unstable governments and less established markets.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID-CAP / SMALL-CAP RISK. To the extent the Fund invests in smaller, newer companies these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single securitys increase or decrease in value may have a greater impact on the Funds net asset value and total return.

CONCENTRATION RISK. The Fund will invest 25% or more of its assets in companies in one or more of the industries listed above. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. The Fund may be especially susceptible to factors affecting the financial services sector. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or concentration.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy secuities with the intent of holding them for investment, but GGP may engage in active and frequent trading of securities if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

For more detailed information about the Funds investments and risks, see More About the Funds beginning on page 16.

PERFORMANCE

No performance information is provided because the Fund began operations on December 28, 2001.

FUND  SUMMARIES - GARTMORE  GVIT  GLOBAL  FINANCIAL  SERVICES  FUND
================================================================================


FEES  AND  EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT A SHAREHOLDER MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                   CLASS I  CLASS II  CLASS III
                                   -------  --------  ---------
Shareholder  Fees(1)
  (paid  directly  from
  your  investment)
  Short-Term  Trading  Fee
    (as  a  percentage  of
    amount  redeemed)(2)              None      None      1.00%

Annual  Fund  Operating  Expenses
  (deducted  from  Fund  assets)
  Management  Fees(3)                1.00%     1.00%      1.00%
  Distribution  and/or
    Service  (12b-1)  Fees            None     0.25%       None
  Other  Expenses(4)                 0.26%     0.26%      0.26%
===============================================================
TOTAL  ANNUAL  FUND
  OPERATING  EXPENSES(5)             1.26%     1.51%      1.26%

---------------

1 Sales charges and other expenses will be imposed by variable insurance contracts when the Funds shares are purchased by a life insurance company separate account as an investment option for these contracts.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 The Fund commenced operations on December 28, 2001. As a result, the management fee represents the fee which is payable to GGAMT, the Funds adviser, under its contract with the Fund.

4 As a new fund, these are estimates for the current fiscal year ending December 31, 2002. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.

5 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.35% for Class I shares, 1.60% for Class II shares and 1.35% for Class III shares through April 30, 2003. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Funds ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first three years of the Funds operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, no changes in expenses, and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1  Year  3  Years
                  -------  --------
Class  I             $128      $400
Class  II            $154      $477
Class  III(1)        $128      $400

---------------

1 The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

FUND  SUMMARIES - GARTMORE  GVIT  GLOBAL  UTILITIES  FUND
================================================================================


OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The Gartmore GVIT Global Utilities Fund seeks long-term capital growth.

GGAMT, the Funds investment adviser, has chosen GGP as the subadviser to manage the Funds portfolio on a dayto- day basis. To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the utilities sector. A security will generally be considered appropriate if (as determined by GGP) at least 50% of the issuers assets, revenues or net income is related to, or derived from, the provision of utilities services or activities in utilities-related industries.

The Fund will invest 25% or more of its assets in at least one or more of the following industry groups: energy sources, maintenance services, companies that provide infrastructure for utilities, cable television, radio, telecommunications services, transportation services, and water and sanitary services.

The Fund primarily invests in equity securities which may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants and depositary receipts. The Fund may also invest in bonds and preferred stocks of utility companies.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in utility companies of any size. The Fund will invest in securities of large companies that are well established in the utilities sector because they can be expected to grow with the market. The Fund may also invest in securities of small to mid-size companies to the extent they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Funds investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the SAI for a discussion of these securities.

GGP is a growth stock adviser, and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the markets expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes will offer earnings growth that exceeds market expectations.
- GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

GGP expects that the Fund will have a portfolio turnover rate of 300% or more.

UTILITY COMPANIES: Companies in the utilities sector are companies that provide certain utilities and related services to the public including, but not limited to:

-    energy sources,
-    maintenance services,
-    companies that provide infrastructure for utilities,
-    cable television,
-    radio,
-    telecommunications services,
-    transportation services, and
-    water and sanitary services.

Although utility companies have traditionally paid above-average dividends, GGPs style focuses on companies that have strong growth potential rather than those paying high current dividends.

PRINCIPAL  RISKS

Because the value of an investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Funds investments decrease. The value of your shares will also be impacted in part by GGPs ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

FUND  SUMMARIES - GARTMORE  GVIT  GLOBAL  UTILITIES  FUND
================================================================================


MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID-CAP/SMALL-CAP RISK. To the extent the Fund invests in smaller, newer companies these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Funds net asset value and total return.

CONCENTRATION AND SECTOR RISK. The Fund will invest 25% or more of its assets in companies in one or more of the industries listed above. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or concentration. In addition to these general risks, the Fund may be especially susceptible to factors affecting the utilities sector, such as, substantial economic, operational, competitive, technological or regulatory changes. Increases in fuel and energy prices and prices of other natural resources have also historically limited the growth potential of utility companies.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investments, but GGP may engage in active and frequent trading of securities if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

For more detailed information about the Funds investments and risks, see More About the Funds beginning on page 16.

PERFORMANCE

No performance information is provided because the Fund began operations on December 28, 2001.

FEES  AND  EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                      CLASS I  CLASS II  CLASS III
                                      -------  --------  ---------
Shareholder  Fees(1)
  (paid  directly  from
  your  investment)
  Short-Term  Trading  Fee
    (as  a  percentage  of
    amount  redeemed  or
    exchanged)(2)                        None      None      1.00%

Annual  Fund  Operating  Expenses
  (deducted  from  Fund  assets)
  Management  Fees(3)                   0.80%     0.80%      0.80%
  Distribution  and/or
    Service  (12b-1)  Fees               None     0.25%       None
  Other  Expenses(4)                    0.28%     0.28%      0.28%
==================================================================
TOTAL  ANNUAL  FUND
  OPERATING  EXPENSES(5)                1.08%     1.33%      1.08%

---------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Funds shares are purchased by a life insurance separate account as an investment option for these contracts.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 The Fund commenced operations on December 28, 2001. As a result, the management fee represents the fee which is payable to GGAMT, the Funds adviser, under its contract with the Fund.

4 As a new fund, these are estimates for the current fiscal year ending December 31, 2002. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.

5 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.15% for Class I shares, 1.40% for Class II shares and 1.15% for Class III shares through April 30, 2003. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Funds ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first three years of the Funds operations.

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, no changes in expenses, and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year  3 Years
                       ------  -------
Class  I                 $110     $343
Class  II                $135     $421
Class  III(1)            $110     $343

1 The example for Class III shares does not include the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold shares for the entire period.

FUND  SUMMARIES - GARTMORE  GVIT  GLOBAL  HEALTH  SCIENCES  FUND
================================================================================


OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The Gartmore GVIT Global Health Sciences Fund seeks long term capital appreciation.

To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies engaged in the development, production, or distribution of products and services that have a health sciences orientation. Products and services that have a health sciences orientation focus on maintaining or improving ones quality of life. So, for example, the Fund will invest in companies that are engaged in research and development or the production or distribution of products or services related to medicine, pharmaceuticals or personal health care. The Fund will invest 25% or more of its assets in at least one or more of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.

The Fund primarily invests in equity securities which may include common stocks, preferred stocks, convertible securities, and depositary receipts. The Fund may invest in companies of any size. The Fund will invest in securities of large companies that are well established in the health sciences area because they can be expected to grow with the market. The Fund will also invest in securities of small to mid-size companies to the extent that they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting its investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in those countries.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

A security will generally be considered appropriate if (as determined by the portfolio manager) at least 50% of the issuers assets, revenues, or net income is related to, or derived from, the healthcare sector.

In analyzing specific companies for possible investment, the Funds portfolio manager ordinarily looks for several of the following characteristics:

-     Above-average per share earnings growth
-     Positive fundamental change taking place
-     High return on invested capital
-     A healthy balance sheet
-     Sound financial and accounting policies and overall financial strength
-     Strong competitive advantages
-     Effective research and product development and marketing
-     Strong management
- General operating characteristics that will enable the company to compete successfully in its respective markets

The portfolio manager considers whether to sell a particular security when any of the previous factors materially changes with respect to the security. A security will also be sold when the portfolio manager believes that an alternative investment provides more attractive risk/return characteristics.

The Fund may also lend portfolio securities on a short-term or long-term basis up to 30% of its total assets. The portfolio manager expects that the Fund will have a portfolio turnover rate of 300% or more.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Funds investments decreases. The value of your shares will also be impacted in part by the portfolio managers ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments and less established markets.

SECTOR RISK. The Fund may be susceptible to factors affecting health science companies, especially those in health care and health care-related industries and therefore the value of the Funds investments may be more volatile than other funds that invest in a broader range of securities across different industries.

The Fund faces the risk that economic prospects of health-care companies may fluctuate dramatically due to changes in the regulatory and competitive environment. A significant portion of health-care services is funded or subsidized by the government, so that changes in government policies-at the state or federal level-may affect the demand for health-care products and services. Other risks include: the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products; lawsuits against health-care companies related to product liability issues and the rapid speed at which many healthcare products and services become obsolete.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP/SMALL CAP RISK. To the extent the Fund invests in smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Funds net asset value and total return.

CONCENTRATION RISK. The Fund will invest 25% or more of its assets in one or more of the health-related industry groups noted above. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the noted health-related industry groups.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but the portfolio manager may engage in active and frequent trading of all or part of the securities held by the Fund if doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Funds investments and risks, see More About the Funds beginning on page 16.

FUND  SUMMARIES - GARTMORE  GVIT  GLOBAL  HEALTH  SCIENCES  FUND
================================================================================


PERFORMANCE

The following bar chart and table present the performance of the Fund. The annual total return shown in the bar chart does not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Funds average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL  TOTAL  RETURN-CLASS  III  SHARES(3):

[GRAPHIC OMITTED]

2001      3.4%

Best  quarter:    16.4%   4th qtr. of 2001
Worst  quarter:  -15.9%   1st qtr. of 2001

AVERAGE  ANNUAL  TOTAL  RETURNS  AS  OF  DECEMBER  31,  2001:

                                       ONE     SINCE
                                      YEAR  INCEPTION(2)
                                   -------  ------------
Class  I  shares(1)                  3.67%         1.90%
Class  II  shares(3)                 3.15%         1.29%
Class  III  shares(3)                3.36%         1.59%
Goldman Sachs Healthcare Index(4)  -12.04%       -12.67%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001. On December 28, 2001, Class I shares were liquidated and the resulting assets were used to purchase Class III shares. The returns presented are through December 27, 2001.

2    The Fund commenced operations on December 29, 2000.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 27, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares, as described in the table below. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares Short-Term Trading Fees" on page 24 for more information.

4 The Goldman Sachs Healthcare Index is an unmanaged representative of the stocks in the healthcare sector. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES  AND  EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                      CLASS I  CLASS II  CLASS III
                                      -------  --------  ---------
Shareholder  Fees(1)
  (paid  directly  from
  your  investment)
  Short-Term  Trading  Fee
    (as  a  percentage  of
    amount  redeemed)(2)                 None      None      1.00%

Annual  Fund  Operating  Expenses
  (deducted  from  Fund  assets)
  Management  Fees                      1.00%     1.00%      1.00%
  Distribution  and/or
  Service  (12b-1)  Fees                 None     0.25%       None
    Other  Expenses(3)                  0.32%     0.32%      0.32%
==================================================================
TOTAL  ANNUAL  FUND
  OPERATING  EXPENSES(5)                1.32%     1.57%      1.32%

---------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Funds shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 Other Expenses have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

4 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.35% for Class I shares, 1.60% for Class II shares and 1.35% for Class III shares through April 30, 2003. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Funds ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first three years of the Funds operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, and the Funds operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year  3 Years  5 Years  10 Years
                ------  -------  -------  --------
Class I           $134     $418     $723    $1,590
Class II          $160     $496     $855    $1,867
Class III(1)      $134     $418     $723    $1,590

---------------

1 The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

MORE  ABOUT  THE  FUNDS
================================================================================


PRINCIPAL  INVESTMENTS  AND  TECHNIQUES

The Funds may use the following additional principal investments and techniques in an effort to increase returns, protect assets or diversify investments. The SAI contains additional information about the Funds, including the Funds other investment techniques. For information on how to obtain a copy of the SAI, see the back cover.

DEPOSITARY RECEIPTS (ALL FUNDS). The Funds may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PREFERRED STOCK (GLOBAL FINANCIAL SERVICES, GLOBAL UTILITIES AND GLOBAL HEALTH SCIENCES). Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends usually must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks generally do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES (GLOBAL FINANCIAL SERVICES, GLOBAL UTILITIES AND GLOBAL HEALTH SCIENCES). Convertible securities also known as convertibles -include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertibles market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and newer, better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS (GLOBAL FINANCIAL SERVICES AND GLOBAL UTILITIES). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REITS (GLOBAL FINANCIAL SERVICES). Real estate investment trusts (REITs) are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

OTHER INVESTMENTS AND STRATEGIES

DERIVATIVES (GLOBAL FINANCIAL SERVICES AND GLOBAL UTILITIES). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

PRINCIPAL RISKS

FOREIGN RISK (ALL FUNDS). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that the Funds will lose money.

- COUNTRY--General securities market movements in any country in which the Funds have investments, are likely to affect the value of the Funds securities that trade in the country. These movements will affect the Funds share prices and the Funds performances. The political, economic and social structures of some countries in which the Funds invest may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.
- FOREIGN MARKETS--The Funds are subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Funds to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Funds can earn on their investments.
- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNT STANDARDS-- Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Funds portfolio managers to completely and accurately determine a company's financial condition.
- CURRENCY--Some of the Funds investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Funds own and the Funds share prices. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Funds receive dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Funds may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

SMALL CAP RISK (ALL FUNDS). Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

-    lack depth of management
-    lack a proven track record
-    be unable to generate funds necessary for growth or development
- be developing or marketing new products or services for which markets are not yet established and may never become established
-    market products or services which may become quickly obsolete

Certain small cap companies in which the Funds invest are in the technology related and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap companies in other industries. Therefore, while small cap companies may offer greater opportunities for capital growth than larger more established companies, they also involve greater risks and should be considered speculative.

MORE  ABOUT  THE  FUNDS
================================================================================


OTHER  RISKS

DERIVATIVES RISK (GLOBAL FINANCIAL SERVICES AND GLOBAL UTILITIES). An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counter parties to over-the-counter derivatives contracts present default risks if such counter parties fail to fulfill their obligations. Derivatives can make the Funds less liquid and harder to value, especially in declining markets. Also, the Funds may suffer disproportionately heavy losses relative to the amount of their investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each Fund may hold up to 100% of its assets in cash or money market obligations. Should this occur, the Funds may not meet their investment objectives and may miss potential market upswings.

MANAGEMENTS  DISCUSSION  OF  FUND  PERFORMANCE
================================================================================


The following is managements discussion of the performance of the Gartmore GVIT Global Technology and Communications Fund and the Gartmore GVIT Health Sciences Fund for the year ended December 31, 2001. The other Funds had not operated during that time period. This discussion provides an overview of the economy and how it affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio manager.

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001, the Gartmore GVIT Global Technology and Communications Fund returned 42.72% versus 24.13% for its benchmark, the Morgan Stanley High Tech 35 Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE FUNDS PERFORMANCE?

For technology investors, 2001 was a difficult and volatile year. Technology stocks suffered from huge swings in performance. Each quarter demanded a different strategy and positioning. The first and third quarters were periods of severe market declines, while the second and fourth quarters were periods of market rebounds.

The Fund underperfomed its benchmark in the first and fourth quarters. In the first quarter, stocks with high earnings growth rates were severely punished amid a slowing economy and lofty expectations. In the fourth quarter, high-growth stocks soared, and we underperformed due to our defensive positioning. We chose this defensive position because there was a lack of clear evidence that technology sector earnings had stabilized.

We outperformed the benchmark in the second and third quarters, driven by a second-quarter rebound in technology stocks and due to our more defensive positioning during the markets third-quarter plunge. However, the periods of outperformance were not enough to offset the huge declines that afflicted technology stocks in the first quarter.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

Top-performing holdings included eBay Inc., whose online public auction system gained wide acceptance as well as increasing revenues and users; NVIDIA Corp., which gained on its agreement to supply processors for Microsofts new "X-box" product; and defense stocks InVision Technologies Inc., L-3 Communications Holdings, Inc., and Engineered Support Systems Inc., which advanced on the increased demand for defense equipment after the terrorist attacks of Sept. 11.

Detractors from performance included high-valuation stocks that investors sold off as their high growth expectations were revised downward. These stocks included Veritas Software Corp., the storage and recovery system maker; QUALCOMM Inc., the circuit maker; and Brocade Communications Systems Inc., the storage networking stock. Juniper Networks, Inc., the Internet router producer, suffered from its decreasing sales to telecommunications companies, while Charter Communications, the cable operator, fell on management turnover issues.

Note: Portfolio composition is subject to change.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUNDS POSITION FOR THE FUTURE?

We are positioned for the global economic recovery, and we have increased our weightings in the more cyclical segments of technology-and increased the earnings growth rate of the overall portfolio. We have begun to see technology sector earnings stabilize, and we believe 2002 will once again be a year of innovation and solid growth from the technology segment of the economy.


                COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT
                   IN THE GARTMORE GVIT GLOBAL TECHNOLOGY AND
                    COMMUNICATIONS FUND (CLASS I SHARES) AND
                  THE MORGAN STANLEY HIGH-TECH 35 INDEX(1),(2)

                                [GRAPHIC OMITTED]

              Morgan Stanley    Gartmore Global Technology
            High Tech 35 Index    and Communication Fund
            ------------------  --------------------------
6/30/2000                10000                       10000
12/31/2000                6557                        7504
12/31/2001                4975                        4298


                      GARTMORE GVIT GLOBAL TECHNOLOGY AND
                              COMMUNICATIONS FUND
                          Average Annual Total Return
                         Period ended December 31, 2001

                        1  Year  Life(3)
                        -------  -------
Class  I  shares        -42.72%  -42.96%
Class  II  shares(4)    -42.88%  -43.09%
Class  III  shares(4)   -42.72%  -42.96%

---------------

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Morgan Stanley High-Tech 35 Index is an equal dollar-weighted index of 35 stocks in nine different technology subsectors. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of this index would be lower.

3    The Fund commenced operations June 30, 2000.

4 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown. See Buying and Selling Fund Shares-Short Term Trading Fees on page 24 for more information.

Past performance is not predictive of future performance.

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS III)?

For the year ended Dec. 31, 2001, the Gartmore GVIT Global Health Sciences Fund returned 3.36% versus 12.04% for its benchmark, Goldman Sachs Healthcare Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE FUNDS PERFORMANCE?

The Funds performance can be attributed to good stock selection across various industries within the health care sector. In addition, the Funds continued low exposure to large-capitalization pharmaceuticals benefited performance during the year.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

Positive stock selection within the biotechnology sector contributed to the Funds solid returns for the year. As biotechnology stocks valuations (price/earnings ratios) reached attractive levels in the second half of the year, the Fund increased its exposure.

Top performers included Genzyme General, which advanced strongly as the company expanded its market share in the treatment of kidney disease with its drug Renagel. Gilead Sciences Inc. also gained as Viread, the companys HIV drug, received FDA approval and commenced sales. Issues regarding the strength of earnings growth for large-capitalization pharmaceutical stocks hurt stock prices. Patent expirations of key drugs and weak product pipelines caused investors concerns.

Johnson & Johnson had an exceptional year as investors became more enthusiastic about its new drug-coated stents, which are now in development. If this product proves successful, we believe it will revolutionize the stent industry, since replacements of stents (used for people who have blockages in their coronary arteries) should be reduced significantly. The Fund held a large position in the stock throughout the year.

Note: Portfolio composition is subject to change.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUNDS POSITION FOR THE FUTURE?

We continue to be very positive regarding the prospects for the health care sector. As the population around the world ages, the health care industry will benefit from the demand for more and better medications, less-invasive surgical procedures and an improved quality of life. The health care sector continues to benefit from new research techniques that are speeding up the drug discovery process.

The Fund continues to be well diversified across the health care sector, investing in biotechnology, hospital, pharmaceutical, medical device and medical product companies. We continue to look for attractive companies that meet our investment criteria.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
          GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND (CLASS III SHARES)
                  AND THE GOLDMAN SACHS HEALTHCARE INDEX(1),(2)

                                [GRAPHIC OMITTED]

             Goldman Sachs    Gartmore Global Health
            Healthcare Index      Sciences Fund
            ----------------  ----------------------
6/30/2000              10000                   10000
12/31/2000              9923                    9830
12/31/2001              8729                   10160

                    GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND
                          Average Annual Total Return
                        Periods ended December 31, 2001

                           1 Year  Life(4)
                           ------  -------
Class  I  shares(3)         3.67%    1.90%
Class  II  shares(5)        3.15%    1.29%
Class  III  shares(5)       3.36%    1.59%

---------------

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Goldman Sachs Healthcare Index is an unmanaged, modified capitalization-weighted index of companies involved in the healthcare industry. Unlike mutual fund returns, the Goldman Sachs Healthcare Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3 On December 28, 2001, Class I shares were liquidated and the resulting assets were used to purchase Class III shares. The returns presented represent the period from January 1, 2001 through December 27, 2001.

4 The Gartmore GVIT Global Health Sciences Fund commenced operations December 29, 2000.

5 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 27, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares Short Term Trading Fees" on page 24 for more information.

Past performance is not predictive of future performance.

MANAGEMENT
================================================================================


INVESTMENT  ADVISERS

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND AND GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND: Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and manages mutual fund assets. As of December 31, 2001, GMF and its affiliates had approximately $25.5 billion in assets under management, of which approximately $14 billion was managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds average daily net assets. The total management fees paid by the Fund for the fiscal year ended December 31, 2001, expressed as a percentage of a Funds average daily net assets, are as follows:

Fund                                                               Fee
----------------------------------------------------------------------
Gartmore  GVIT  Global  Technology  and  Communications  Fund    0.98%
Gartmore  GVIT  Global  Health  Sciences  Fund                   1.00%

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND AND GVIT GLOBAL UTILITIES FUND:
Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. GGAMT was organized in July 2000, and advises mutual funds and institutional separate accounts. As of December 31, 2001, GGAMT and its U.S. affiliates had over $1.1 billion in assets under management, of which $41.7 million was managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on the Funds average daily net assets. The annual management fees payable by the Fund, expressed as a percentage of a Funds average daily net assets, are as follows:

Fund                                                               Fee
----------------------------------------------------------------------
Gartmore  GVIT  Global  Financial  Services  Fund                1.00%
Gartmore  GVIT  Global  Utilities  Fund                          0.80%

SUBADVISER FOR THE GARTMORE GVIT GLOBAL FINANCIAL SERVICES AND GARTMORE GVIT GLOBAL UTILITIES FUNDS

Gartmore Global Partners (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428 is the subadviser to the Funds. Subject to the supervision of GGAMT and the Trustees, GGP manages the Funds assets in accordance with the Funds investment objectives and strategies. GGP makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of December 31, 2001, GGP manages more than $1.1 billion in assets.

Out of its management fee (1.00% for Gartmore GVIT Global Financial Services Fund and 0.80% for Gartmore GVIT Global Utilities Fund), GGAMT paid GGP an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the Funds average daily net assets, as follows:

Fund                                                               Fee
----------------------------------------------------------------------
Gartmore  GVIT  Global  Financial  Services  Fund                0.50%
Gartmore  GVIT  Global  Utilities  Fund                          0.40%

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager. The following describes the person primarily responsible for day-to-day management of the Funds.

PORTFOLIO  MANAGERS  FOR  THE  FUNDS

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND: Aaron Harris is the portfolio manager for the Fund. Prior to joining GMF in April 2000, Mr. Harris was co-portfolio manager for the Nicholas-Applegate Global Technology Fund from 1998-March, 2000 and was an investment analyst in Global Research at Nicholas-Applegate from 1995-1997.

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND: Robert Murphy is primarily responsible for the investment management of the Fund.

Mr. Murphy joined Gartmore Investment Management plc, an affiliate of GGP in 1999 as a Global Research Analyst. Prior to this, he worked for J.P. Morgan, an investment management firm, as a European

MANAGEMENT
================================================================================


Banks and Real Estate Analyst. Mr. Murphy has eleven years of experience in the investment management business.

GARTMORE GVIT GLOBAL UTILITIES FUND: Julian L. Sinclair is primarily responsible for the investment management of the Fund. Mr. Sinclair joined Gartmore Investment Management plc, an affiliate of GGP, as a graduate trainee in 1996 focusing on our US marketing efforts. In 1997 he moved to the Emerging Markets team as an equity analyst with country responsibility for Latin America and Israel and sector responsibility for technology, media and telecoms. In addition, he managed Latin American equity portfolios.

Mr. Sinclair joined the Global Research Team in July 2000 where he specialized in Internet and telecom service providers. In May 2001 he transferred to the Global Equities Team to manage the Gartmore GVIT Global Utilities Fund and other investment companies not offered in the U.S.

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND: Paul Cluskey is the Funds portfolio manager and is responsible for the day-to-day management of the Fund and the selection of the Funds investments. Paul Cluskey joined GMF in April, 2001. Prior to that, he was the co-lead portfolio manager for Nicholas-Applegate Global Health Care Fund since its inception in September 1999. He also co-managed the Nicholas- Applegate Small Cap Growth Fund and the Nicholas-Applegate Mini-Cap Fund. He joined Nicholas-Applegate in 1998. From 1996 through 1998, he had been a senior small cap stock analyst with SEI Investments. Before that, he worked at Piper Jaffray, Inc. as a corporate finance analyst. Mr. Cluskey graduated from New York University; Stern School of Business with honors in 1993 with a BS in Finance.

BUYING  AND  SELLING  FUND  SHARES
================================================================================


WHO  CAN  BUY  SHARES  OF  THE  FUNDS

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company (collectively, Nationwide), to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Class II shares of the Funds may be sold to other insurance companies that are not affiliated with Nationwide or the Funds and to certain Nationwide separate accounts if Nationwide or its affiliates provide additional services necessary for it to receive 12b-1 fees. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine which Funds are available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Each Fund sells its Class I and Class III shares to separate accounts of Nationwide and may sell its Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Securities, Inc. (formerly Nationwide Advisory Services, Inc.). It is anticipated that Gartmore Distribution Services, Inc. will become the Funds distributor after May 1, 2002.

PURCHASE  PRICE

The purchase price of each share of a Fund is its net asset value (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Funds Class I shares. Generally, net assets are based on the market value of the securities owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, divided by the total number of that class outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The  Funds  do  not  calculate  NAV  on  the  following  days:

-    New Years Day
-    Martin  Luther  King,  Jr.  Day
-    Presidents  Day
-    Good  Friday
-    Memorial  Day
-    Independence  Day
-    Labor  Day
-    Thanksgiving  Day
-    Christmas  Day
-    Other days when the New York Stock Exchange is not open.

Each  Fund  reserves  the  right  not  to  determine  its  NAV  when:

-    It has not received any orders to purchase, sell or exchange shares
-    Changes in the value of the Funds portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as a Funds administrator or its agent determines a price does not represent its fair value, a Funds investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Funds investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Funds investments may change on days when shares cannot be purchased or redeemed.

SELLING  SHARES

Shares can be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price will be the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Funds investments at the time of sale.

BUYING  AND  SELLING  FUND  SHARES
================================================================================


RESTRICTIONS  ON  SALES

Shares of a Fund may not be redeemed or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

A Fund may delay or refuse any exchange, transfer or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM  TRADING  FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Funds share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as short-term trading. These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging

2. Variable insurance contract withdrawals or loans, including required minimum distributions

3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION  PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate its distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, a Fund that has Class II shares pays its distributor, from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Funds Class II shares average daily net assets. Because these fees are paid out of a Funds assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTION  AND  TAXES
================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Funds net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds

FINANCIAL  HIGHLIGHTS

The financial highlights tables are intended to help you understand a Funds financial performance for the period of a Funds operation. Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Funds financial statement, is included in the annual report, which is available upon request.

                                                                                     GARTMORE
                                                                 GARTMORE              GVIT
                                                                   GVIT               GLOBAL
                                                                  GLOBAL            FINANCIAL
                                                                UTILITIES            SERVICES
                                                                   FUND                FUND
                                                                 CLASS I             CLASS I
                                                              --------------      --------------
                                                               PERIOD ENDED        PERIOD ENDED
                                                               DECEMBER 31,        DECEMBER 31,
                                                                 2001(a)             2001(b)
                                                              --------------      --------------
NET ASSETS VALUE -
  BEGINNING OF PERIOD                                         $       10.00       $       10.00
                                                              --------------      --------------

INVESTMENT ACTIVITIES:
  Net realized and unrealized gains (losses) on investments            0.01                0.13
                                                              --------------      --------------
    Total investment activities                                        0.01                0.13
                                                              --------------      --------------
Net increase (decrease) in net asset                                   0.01                0.13
                                                              --------------      --------------
NET ASSET VALUE -
  END OF PERIOD                                               $       10.01       $       10.13
                                                              ==============      ==============

Total Return                                                           0.10%(c)            1.32%(c)
RATIOS/SUPPLEMENTARY DATA:
Net Assets, at end of period (000)                            $       3,002   $           3,041
Ratio of expenses to average net assets                                1.15% (d)           1.35%(d)
Ratio of net investment income (loss) to average net assets           (0.12%)(d)           0.33%(d)
Ratio of expenses to average net assets*                               8.45% (d)           8.56%(d)
Portfolio turnover                                                     0.00%               0.00%

------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(a) For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date, the net asset value was $10.01 per share which resulted in a return of 0.00% for the period.

(b) For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date, the net asset value was $10.13 per share which resulted in a return of 0.00% for the period.

(c)  Not annualized.

(d)  Annualized.

                                                                                      GARTMORE GVIT
                                                                              GLOBAL HEALTH SCIENCES FUND
                                                                     CLASS I SHARES                 CLASS III SHARES
                                                              --------------------------------     ------------------
                                                               PERIOD ENDED       PERIOD ENDED        PERIOD ENDED
                                                               DECEMBER 27,       DECEMBER 31,        DECEMBER 31,
                                                                2001(a)(b)          2000(c)             2001(b)
                                                              --------------     --------------     ------------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                                         $        9.83      $       10.00      $           10.17
                                                              --------------     --------------     ------------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                        (0.03)                 -                     -
  Net realized and unrealized gains (losses) on investments            0.39              (0.17)                 (0.03)
                                                              --------------     --------------     ------------------
    Total investment activities                                        0.36              (0.17)                 (0.03)
                                                              --------------     --------------     ------------------

Distributions:
  Net investment income                                               (0.02)                 -                      -
                                                              --------------     --------------     ------------------

    Total distributions                                               (0.02)                 -                      -
                                                              --------------     --------------     ------------------

Net increase (decrease) in net asset Value                             0.34              (0.17)                 (0.03)
                                                              --------------     --------------     ------------------

NET ASSET VALUE -
  END OF PERIOD                                               $       10.17      $        9.83      $           10.14
                                                              ==============     ==============     ==================
Total Return                                                           3.67%(d)         (1.70%) (d)             (0.30%)(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)                            $       2,549      $       2,458      $           2,540
Ratio of expense to average net assets                                 1.24% (e)          1.00% (e)              1.35% (e)
Ratio of net investment income (loss) to average net assets           (0.32%)(e)         (1.00%)(e)             (1.13%)(e)
Ratio of expense to average net assets*                                5.51% (e)         28.69% (e)              1.35% (e)
Portfolio turnover                                                   892.96%             0.00%                 892.96%

--------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) Class I shares were exchanged into Class III shares effective December 28, 2001.

(c) For the period from December 29, 2000 (commencement of operations) through December 31, 2000.

(d)  Not annualized.

(e)  Annualized.

FINANCIAL  HIGHLIGHTS
================================================================================

                                                                      GARTMORE GVIT
                                                                  GLOBAL TECHNOLOGY AND
                                                                   COMMUNICATIONS FUND
                                                                         CLASS I
                                                              ------------------------------
                                                                YEAR ENDED     PERIOD ENDED
                                                               DECEMBER 31,    DECEMBER 31,
                                                                 2001(a)         2000(b)
                                                              --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                                         $        7.35   $       10.00
                                                              --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                        (0.03)          (0.01)
  Net realized and unrealized gains (losses) on investments           (3.11)          (2.48)
                                                              --------------  --------------
    Total investment activities                                       (3.14)          (2.49)
                                                              --------------  --------------
DISTRIBUTIONS:
  In excess of net realized gains                                         -           (0.16)
                                                              --------------  --------------
    Total distributions                                                   -           (0.16)
                                                              --------------  --------------
Net increase (decrease) in net asset value                            (3.14)          (2.65)
                                                              --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                                               $        4.21   $        7.35
                                                              ==============  ==============
Total Return                                                        (42.72%)         (24.96%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)                            $      15,585   $      12,127
Ratio of expenses to average net assets                                1.35%           1.35% (d)
Ratio of net investment income (loss) to average net assets           (0.88%)         (0.44%)(d)
Ratio of expenses to average net assets*                               2.02%           2.57% (d)
Portfolio turnover                                                   894.05%         305.36%

--------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from June 30, 2000 (commencement of operations) through December 31, 2000.

(c)  Not annualized.

(d)  Annualized.

                      [This Page Left Blank Intentionally]

INFORMATION  FROM  GARTMORE  FUNDS

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents which may be obtained free of charge contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY  MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUSTS INVESTMENT COMPANY ACT FILE NO.: 811-3213


GARTMORE  FUNDS

Gartmore  Funds
P.O.  Box  182205
Columbus,  Ohio  43218-2205
www.gartmorefunds.com

CORE EQUITY Series

Gartmore GVIT Total Return Fund
Gartmore GVIT Growth Fund




GARTMORE FUNDS                                             www.gartmorefunds.com
================================================================================


PROSPECTUS

May 1, 2002


                                [GRAPHIC OMITTED]



LOOK BEYOND
--------------------------------------------------------------------------------


                              As with all mutual funds, the Securities and
GARTMORE                      Exchange Commission has not approved or
--------                      disapproved these Funds' shares or determined
GLOBAL INVESTMENTS            whether this prospectus is complete or accurate.
------------------            To state otherwise is a crime.

TABLE OF CONTENTS
================================================================================


FUND SUMMARIES

GARTMORE GVIT TOTAL RETURN FUND . . . . . . . . . . . . . . . . . . . . . . .  3
(FORMERLY GARTMORE NSAT TOTAL RETURN FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT GROWTH FUND . . . . . . . . . . . . . . . . . . . . . . . . . .  5
(FORMERLY GARTMORE NSAT CAPITAL APPRECIATION FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
Principal Investments and Techniques
Temporary Defensive Positions

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
Management's Discussion of the Funds' Performance
Investment Adviser

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . 11
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fees
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .BACK COVER

FUND SUMMARIES
================================================================================


This prospectus provides information about two funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust") (formerly Nationwide Separate Account Trust).The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 7. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.



A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

The Gartmore GVIT Growth Fund currently offers one class of shares, Class I shares. The Gartmore GVIT Total Return Fund offers three classes of shares:
Class I, Class II and Class III shares. This prospectus provides information with respect to these classes. The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 11.

FUND SUMMARIES - GARTMORE GVIT TOTAL RETURN FUND
================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Total Return Fund seeks total return through a flexible combination of capital appreciation and current income.

To achieve its objective, the Fund invests primarily in common stocks and convertible securities. The portfolio manager generally considers the following factors when choosing companies to purchase:

-    Above-average revenue growth,
-    Consistent earnings growth,
-    Above-average earnings growth, or
-    Attractive valuation.

TOTAL RETURN
Generally, total return means a combination of capital appreciation and income. In other words, the Fund looks for stocks and other securities that may pay dividends and other income, instead of relying solely on the security's prospects for increasing in value. Because, in most cases, a stock is more certain to pay its scheduled dividends than increase in value, a total return approach can help a fund achieve more stable, dependable returns.

It usually will sell securities if:

-    There is a significant increase in share price,
-    The outlook of a company's earnings become less attractive, or
-    More favorable opportunities are identified.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 7.

FUND SUMMARIES - GARTMORE GVIT TOTAL RETURN FUND
================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPH OMITTED]
1992    8.20%
1993   10.90%
1994    1.10%
1995   29.10%
1996   21.80%
1997   29.40%
1998   18.10%
1999    6.90%
2000   -2.10%
2001  -11.80%

Best Quarter:   17.0%   4th Qtr. of 1998
Worst Quarter: -14.1%   3rd Qtr. of 2001

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                                                       1 YEAR  5 YEARS  10 YEARS
                                                      -------  -------  --------
Class I shares(1)                                     -11.82%    7.12%    10.41%
Class II shares(2)                                    -12.01%    6.85%    10.12%
Class III shares(2)                                   -11.82%    7.12%    10.41%
The S&P 500 Index(3)                                  -11.88%   10.70%    12.93%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares, as described in the table below. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 12 for more information.

3 The Standard & Poor's 500 Index-an unmanaged index of 500 widely-held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                      CLASS I   CLASS II   CLASS III
                                      --------  ---------  ---------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                         None       None       1.00%

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                        0.59%      0.59%      0.59%
  Distribution and/or
    Service (12b-1) Fees                 None       0.25%      None
  Other Expenses(3)                      0.25%      0.25%      0.25%
====================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES                     0.84%      1.09%      0.84%

---------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                           1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                           ------  -------  -------  --------
Class I                                       $86     $268     $466    $1,037
Class II                                     $111     $347     $601    $1,329
Class III(1)                                  $86     $268     $466    $1,037

---------------

1 The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

FUND SUMMARIES - GARTMORE GVIT GROWTH FUND
================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Growth Fund seeks long-term capital appreciation.

To achieve its objective, the Fund primarily invests in the common stock of large capitalization companies. Under normal conditions, the Fund primarily invests in common stock and convertible securities and generally intends to be fully invested in these securities.

The portfolio manager will consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows, and dividends when deciding whether to buy or sell securities. The Fund looks for companies whose earnings are expected to consistently grow faster than other companies in the market. It generally will sell securities if:

-    The price of the security is overvalued.
-    The outlook of a company's earnings becomes less attractive.
-    More favorable opportunities are identified.

THE BENEFITS OF RESEARCH
Through reseach, the portfolio manager and analysts gather, check and analyze information about industries and companies to determine if they are well positioned for long-term growth. The Fund seeks companies that have favorable long-term growth potential and the financial resources to capitalize on growth opportunities.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but the portfolio manager may engage in active and frequent trading of securities if he believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 7.

FUND SUMMARIES-GARTMORE GVIT GROWTH FUND
================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1)

[GRAPH OMITTED]

1993    9.60%
1994   -0.90%
1995   29.40%
1996   26.10%
1997   34.50%
1998   30.00%
1999    4.30%
2000  -26.50%
2001  -28.10%

Best Quarter:   20.5%   4th qtr. of 1998
Worst Quarter: -28.3%   1st qtr. of 2001

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                                                                        SINCE
                                                   1 YEAR  5 YEARS  INCEPTION(2)
                                                  -------  -------  ------------
Class I shares(1)                                 -28.13%   -0.76%         6.26%
The Russell 1000(R)
  Growth Index(3)                                 -20.42%    8.27%        11.65%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operations on April 15, 1992.

3 Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index (the 1000 largest companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)                                     None

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                                                          0.59%
  Other Expenses(2)                                                        0.25%
================================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES                                       0.84%

---------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2 "Other Expenses" have been restated to reflect revised fees for fund adminstration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                      ------  -------  -------  --------
Class I                                  $86     $268    $466     $1,037

MORE ABOUT THE FUNDS
================================================================================


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES (BOTH FUNDS). In addition to investing in common stocks, each of the Funds may invest in convertible securities -also known as convertibles-including bonds, debentures, notes, preferred stocks and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertibles' market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," higher-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must be generally paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each of the Funds may hold up to 100% of its assets in cash or money market obligations. Should this occur, these Funds may not meet their respective investment objectives and may miss potential market upswings.

MANAGEMENT
================================================================================


MANAGEMENT'S DISCUSSION OF THE FUNDS' PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2001. This discussion provides an overview of the economy and how it affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers.

GARTMORE GVIT TOTAL RETURN FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)? For the year ended Dec. 31, 2001, the GVIT Gartmore Total Return Fund returned -11.82% versus -11.88% for its benchmark, the S&P 500 Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE? The portfolio was hurt by the weak performance of the technology sector, which was down 23.84% in 2001. After the sector hit its peak in March 2000, a cyclical slowdown began and continued in 2001, reflecting the market's adjustment following the huge increase in technology sector valuations of the late 1990s.

The top-performing securities for the Fund were Microsoft Corp., Johnson & Johnson and International Business Machines Corp. Microsoft and Johnson & Johnson were both strong securities in otherwise weak sectors. The strongest groups for the year were the consumer discretionary and basic materials sectors. These sectors performed well as the market rotated to smaller-capitalization and more cyclical securities.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE? The Fund was aided by the improved performance of its smaller-capitalization securities (contained in the S&P 500 Index), which made up a disproportionately large portion of the portfolio. For example, Brunswick Corp., St. Jude Medical, Inc. and Sealed Air Corp. were all large holdings in the portfolio and were all up more than 25% for the year. Other large holdings such as Microsoft Corp. and Johnson & Johnson were important contributors to the performance of the portfolio.

The portfolio was hurt by the poor performance of several large technology companies such as Cisco Systems, Inc. and EMC Corp. that declined significantly in 2001. Schering-Plough Corp. and Pfizer Inc. were two large pharmaceutical companies that also performed poorly in a weak drug group.

Note: Portfolio composition is subject to change.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE? The market rotated toward the smaller-capitalization and more cyclical companies in 2001, and we expect that to continue in 2002. The portfolio is positioned with a large exposure to the mid-cap (securities in the S&P 500 with over $4 billion in market capitalization) and cyclical portions of the market. This should position the portfolio for good relative performance in 2002.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE GARTMORE GVIT TOTAL RETURN FUND (CLASS I SHARES) AND THE S&P
              500 OVER A TEN YEAR PERIOD ENDED DECEMBER 31, 2001(1),(2)

                                [GRAPH OMITTED]

                                   S&P    Total Return Fund
                                  -----   -----------------
              1991                10000              10000
              1992                10767              10818
              1993                11843              11999
              1994                11997              12128
              1995                16488              15656
              1996                20293              19076
              1997                27063              24690
              1998                34798              29152
              1999                42121              31176
              2000                38285              30515
              2001                33735              26908


                        GARTMORE GVIT TOTAL RETURN FUND(1)
                          Average Annual Total Return
                        Periods ended December 31, 2001


                                                     1 Year  5 Years  10 Years
                                                    -------  -------  --------
Class I shares                                      -11.82%    7.12%    10.41%
Class II shares(3)                                  -12.01%    6.85%    10.12%
Class III shares(3)                                 -11.82%    7.12%    10.41%

---------------

1 The calculations in the graph assume reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Standard & Poor's 500 Index-an unmanaged index of 500 widely held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of the Index would be lower.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2000, prior to the creation of Class II shares or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 12 for more information.

Past performance is not predictive of future performance.

================================================================================


GARTMORE GVIT GROWTH FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?
For the year ended Dec. 31, 2001, the Gartmore GVIT Growth Fund returned -28.13% versus -20.42% for its benchmark, the Russell 1000 Growth Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE? The Fund underperformed the benchmark primarily as a result of the first-quarter 2001 performance when large-cap, highgrowth stocks fell sharply. These stocks fell due to a steady stream of profit warnings amid a slowing economy. The Fund's technology and telecommunications holdings, whose earnings expectations had not yet adjusted to a slowing economic environment, were hit the hardest.

It was a very volatile year for growth stocks. After a sharp drop in the first quarter, the Fund rebounded in the second quarter as investors anticipated a fourth-quarter recovery. Cyclical stocks soared in the second quarter of 2001, including technology, consumer discretionary and industrial stocks. We were well positioned for the market rebound, and we fully participated in the second-quarter rally. Still positioned for the recovery in the third quarter, we underperformed the Index slightly as the terrorist attacks of Sept. 11, 2001, threw the economy and growth stocks into a tailspin and delayed the recovery. In the fourth quarter, we participated in the market's rebound once again. In particular, our positioning for an economic recovery, with more than 50% of the Fund in cyclical holdings, added to our returns.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE? The Fund's greatest detractors from performance for the year included technology stocks such as Cisco Systems, Inc.; JDS Uniphase Corp.; EMC Corp.; Qwest Communications International Inc.; and I2 Technologies, Inc. Schering-Plough Corp., pharmaceutical-maker, also hurt performance, as it suffered from patent expirations for its main drug, Claritin.

Top-performing stocks included Microsoft Corp., Lowe's Companies, Inc., Johnson & Johnson, NVIDIA Corp. and Network Associates, Inc. Microsoft Corp. and Johnson & Johnson were able to gain during the slowdown due to strong balance sheets and new products such as Microsoft Corp.'s "X-box" and Johnson & Johnson's new drug-coated stents (which are now in development). Lowe's benefited from new store expansion and strong consumer spending on home improvement, while Network Associates, Inc. gained on increased demand for security software. Finally, NVIDIA Corp. gained on its agreement with Microsoft Corp. to supply processors for its X-box.

Note: Portfolio composition is subject to change.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE? We are anticipating a moderate economic recovery. In this slow-growth environment, growth stocks historically tend to outperform, and we are extremely positive on the outlook for growth in 2002. Our largest allocations are to cyclical sectors such as consumer discretionary and technology stocks.

We also are focusing on valuations and decreasing the portfolio's risk levels by bringing down the overall price/earnings ratio on the Fund. In light of the Enron debacle, we are also focusing on balance sheet strength and lower debt levels.

---------------

* Note that on Jan. 25, 2002, this Fund's name was changed to Gartmore GVIT Growth Fund.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE GARTMORE GVIT GROWTH FUND (CLASS I SHARES) AND THE RUSSELL
                              1000 GROWTH INDEX(1),(2)

                                [GRAPH OMITTED]

                              Russell 1000 Growth Index  Growth Fund
                              -------------------------  -----------
           Apr-92                                 10000        10000
           1992                                   10967        10578
           1993                                   11285        11595
           1994                                   11585        11490
           1995                                   15893        14863
           1996                                   19567        18748
           1997                                   25533        25215
           1998                                   35416        32770
           1999                                   47159        34172
           2000                                   35788        25105
           2001                                   28480        18043

                            GARTMORE GVIT GROWTH FUND
                          Average Annual Total Return
                        Periods ended December 31, 2001


                                                        1 Year  5 Years  Life(3)
                                                       -------  -------  -------
Class I shares                                         -28.13%   -0.76%    6.26%

---------------

1 The calculation in the graph assumes reinvestments of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index (the 1000 largest companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Fund commenced operations on April 15, 1992.

Past performance is not predictive of future performance.

================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GMF was organized in 1999 and manages mutual funds. As of December 31, 2001, GMF and its affiliates had approximately $25.5 billion in assets under management, of which $14 billion is managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The total management fees paid by each of the Funds for the fiscal year ended December 31, 2001, expressed as a percentage of the Fund's average daily net assets, was as follows:

FUND                                                                  FEE
----                                                                 -----
Gartmore GVIT Total Return Fund                                      0.59%

Gartmore GVIT Growth Fund                                            0.60%


GARTMORE GVIT TOTAL RETURN FUND

Portfolio Managers: Charles Bath and William H. Miller are co-portfolio managers of the Gartmore GVIT Total Return Fund, as well as the Gartmore Total Return Fund.

Mr. Bath has managed or co-managed the Gartmore GVIT Total Return Fund since 1985. Mr. Bath also previously managed the Capital Appreciation Fund (nka Gartmore GVIT Growth Fund) from 1992 to March 31, 2000. Mr. Bath has been with GMF or its predecessors since 1985.

Mr. Miller began co-managing the Gartmore GVIT Total Return Fund on September 1, 2000. Prior to joining GMF in July 1999, Mr. Miller held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager, Delaware Management Company (1995-1997); President and Investment Manager, Janney Montgomery Scott LLC (1994-1995); and Vice President and Investment Manager, Rutherford Capital Management (1985-1994).

GARTMORE GVIT GROWTH FUND

Portfolio Manager: Christopher Baggini is the portfolio manager of the Gartmore GVIT Growth Fund, as well as the Gartmore Growth Fund. Mr. Baggini joined GMF in March 2000. Prior to joining GMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors.

BUYING AND SELLING FUND SHARES
================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company (collectively, Nationwide), to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Class II shares may be sold to separate accounts of other insurance companies that are not affiliates with Nationwide or the Funds and to certain Nationwide separate accounts if Nationwide affiliates provide additional services necessary for it to receive 12b-1 fees. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Each Fund sells its Class I and Class III (currently, only the Gartmore GVIT Total Return Fund offers Class III shares) shares to separate accounts of Nationwide and may sell its Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances (currently, only the Gartmore GVIT Total Return Fund has Class II shares). The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Securities, Inc., (formerly Nationwide Advisory Services, Inc.) It is anticipated that Gartmore Distribution Services, Inc. will be the Funds' distributor after May 1, 2002.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, divided by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

A Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell, or exchange shares
-    Changes in the value of the Funds' portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds' administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

BUYING AND SELLING FUND SHARES
================================================================================


RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists.

A Fund may delay any exchange, transfer or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Gartmore GVIT Total Return Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by shortterm trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging
2. Variable insurance contract withdrawals or loans, including required minimum distributions
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, the Total Return Fund that has Class II shares pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTION AND TAXES
================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591.2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS
================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers
LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                                                         GARTMORE GVIT TOTAL RETURN FUND
                                                                        (FORMERLY NSAT TOTAL RETURN FUND)
                                                                                     CLASS I
                                             -------------------------------------------------------------------------------------
                                               YEAR ENDED       YEAR ENDED         YEAR ENDED         YEAR ENDED      YEAR ENDED
                                              DECEMBER 31,     DECEMBER 31,       DECEMBER 31,       DECEMBER 31,    DECEMBER 31,
                                                2001(A)            2000               1999               1998            1997
                                             --------------  ----------------  -------------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       11.64   $         18.81   $            18.40   $       16.38   $       13.27
                                             --------------  ----------------  -------------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.08              0.12                 0.12            0.19            0.23
  Net realized and unrealized gains
    (losses) on investments                          (1.46)            (0.47)                1.13            2.77            3.65
                                             --------------  ----------------  -------------------  --------------  --------------
      Total investment activities                    (1.38)            (0.35)                1.25            2.96            3.88
                                             --------------  ----------------  -------------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.08)            (0.12)               (0.12)          (0.19)          (0.23)
  Net realized gains                                 (0.29)            (6.70)               (0.72)          (0.75)          (0.52)
  In excess of net realized gains                        -                 -                    -               -           (0.01)
  Tax return of capital                                  -                 -                    -               -           (0.01)
                                             --------------  ----------------  -------------------  --------------  --------------
      Total distributions                            (0.37)            (6.82)               (0.84)          (0.94)          (0.77)
                                             --------------  ----------------  -------------------  --------------  --------------
Net increase (decrease) in net asset value           (1.75)            (7.17)                0.41            2.02            3.11
                                             --------------  ----------------  -------------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $        9.89   $         11.64   $            18.81   $       18.40   $       16.38
                                             ==============  ================  ===================  ==============  ==============
Total Return                                        (11.82%)           (2.12%)               6.94%          18.07%          29.43%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $   1,677,316   $     2,014,759   $        2,419,737   $   2,343,437   $   1,849,241
Ratio of expenses to average net assets               0.78%             0.78%                0.72%           0.65%           0.54%
Ratio of net investment income
  (loss) to average net assets                        0.77%             0.63%                0.64%           1.05%           1.54%
Ratio of expenses to average net assets*              0.82%             0.81%                 (b)             (b)             (b)
Portfolio turnover                                   58.36%           148.28%               29.95%          17.13%          13.85%

---------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b)  There were no fee reductions during the period.

================================================================================


                                                                         GARTMORE GVIT GROWTH FUND
                                                                    (FORMERLY NS AT APPRECIATION FUND)
                                                                                  CLASS I
                                             ---------------------------------------------------------------------------------
                                               YEAR ENDED      YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                              DECEMBER 31,    DECEMBER 31,     DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                2001(A)           2000             1999              1998            1997
                                             --------------  --------------  -----------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       14.68   $       25.71   $          26.59   $       21.21   $       16.28
                                             --------------  --------------  -----------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                       (0.01)          (0.01)              0.17            0.19            0.20
  Net realized and unrealized gains
    (losses) on investments                          (4.12)          (6.76)              0.92            6.14            5.39
                                             --------------  --------------  -----------------  --------------  --------------
      Total investment activities                    (4.13)          (6.77)              1.09            6.33            5.59
                                             --------------  --------------  -----------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                  -               -              (0.17)          (0.19)          (0.20)
  In excess of net investment income                     -           (0.04)                 -               -               -
  Net realized gains                                     -           (2.34)             (1.60)          (0.76)          (0.46)
  In excess of net realized gains                        -           (1.88)                 -               -               -
  Tax return of capital                                  -               -              (0.20)              -               -
                                             --------------  --------------  -----------------  --------------  --------------
      Total distributions                                -           (4.26)             (1.97)          (0.95)          (0.66)
                                             --------------  --------------  -----------------  --------------  --------------
Net increase (decrease) in net asset value           (4.13)         (11.03)             (0.88)           5.38            4.93
                                             --------------  --------------  -----------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $       10.55   $       14.68   $          25.71   $       26.59   $       21.21
                                             ==============  ==============  =================  ==============  ==============
Total Return                                       (28.13%)        (26.53%)              4.28%          29.96%          34.49%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $     352,147   $     606,599   $      1,067,839   $   1,064,498   $     481,738
Ratio of expenses to average net assets               0.80%           0.80%              0.74%           0.67%           0.56%
Ratio of net investment income
  (loss) to average net assets                      (0.10%)         (0.07%)              0.62%           0.83%           1.10%
Ratio of expenses to average net assets*              0.85%           0.83%                (b)             (b)             (b)
Portfolio turnover                                  227.28%         205.34%             24.70%          10.67%          10.88%

---------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b)  There were no fee reductions during the period.

                      [This Page Left Blank Intentionally]

                      [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213



GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com

[PICTURE OMITTED]


CORE  FIXED  INCOME  Series

Gartmore  GVIT  Government  Bond  Fund  (formerly  NSAT  Government  Bond  Fund)
Gartmore  GVIT  Money  Market  Fund  (formerly  NSAT  Money  Market  Fund)



GARTMORE FUNDS                                             www.gartmorefunds.com
================================================================================

PROSPECTUS

May 1, 2002


                                [GRAPHIC OMITTED]



LOOK BEYOND
--------------------------------------------------------------------------------



                                As with all  mutual funds,  the  Securities and
GARTMORE                        Exchange  Commission has  not  approved  or
--------                        disapproved these Funds' shares  or  determined
GLOBAL INVESTMENTS              whether this prospectus is complete or accurate.
------------------              To  state  otherwise  is  a  crime.

TABLE OF CONTENTS
================================================================================


FUND SUMMARIES

GARTMORE GVIT GOVERNMENT BOND FUND. . . . . . . . . . . . . . . . . . . . . .  3
(FORMERLY NSAT GOVERNMENT BOND FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT MONEY MARKET FUND . . . . . . . . . . . . . . . . . . . . . . .  6
(FORMERLY NSAT MONEY MARKET FUND)
Objective and Principal Strategies
Principal Risks
Performance Fees and Expenses

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
More About the Gartmore GVIT Government Bond Fund
Principal Investments and Techniques
Temporary Defensive Positions
More About the Gartmore GVIT Money Market Fund
Principal Investments and Techniques
Principal Risks
Non-Principal Risks

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Management's Discussion of the Funds' Performance
Investment Adviser

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . 13
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fee
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND  SUMMARIES
================================================================================


This prospectus provides information about two funds (the Funds) offered by Gartmore Variable Insurance Trust (formerly Nationwide Separate Account Trust) (the Trust). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 8. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a variable insurance contract). You will find details about how your variable insurance contract works in the accompanying prospectus.

This prospectus provides information with respect to Class I shares of each Fund and also Class II and Class III shares of the Gartmore GVIT Government Bond Fund. The share classes have different expenses and are available for purchase through different variable insurance contracts. See Buying and Selling Fund Shares on page 13 for more information.

FUND  SUMMARIES    GARTMORE  GVIT  GOVERNMENT  BOND  FUND
================================================================================


OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The investment objective of the Gartmore GVIT Government Bond Fund is to provide as high a level of income as is consistent with the preservation of capital.

To achieve its goal, the Fund seeks an attractive risk-adjusted total return, with an emphasis on current income. Under normal conditions, the Fund invests at least 80% of its net assets in U.S. government and agency bonds, bills, and notes. The Fund may also invest in mortgage-backed securities issued by U.S. government agencies. The Fund's dollar-weighted average portfolio maturity generally will be five to nine years.

To select investments that fit the Fund's objectives, the portfolio manager uses interest rate expectations, yield-curve analysis (determining whether a short, intermediate, or long-term duration is appropriate based on interest rates), economic forecasting, market sector analysis, and other techniques. The Fund may also look for U.S. government and agency securities that it believes are undervalued, with the goal of buying them at attractive prices and watching them increase in value. A security may be sold to take advantage of more favorable opportunities.

The Fund's portfolio manager will consider the duration of particular debt securities and the Fund's overall portfolio when managing the Fund. The Fund will generally have a duration of four to six years.

BOND MATURITY simply means the life of a bond before it comes due and must be repaid. Generally, the longer the bond's maturity, the higher the interest rate. This compensates investors for tying up their investments for longer periods. However, as described below, bonds with longer maturities are also more sensitive to price shifts caused by interest rate changes.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

PRINCIPAL  RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

Some of the securities purchased by the Fund are virtually immune to credit risk, because they are issued and backed by the "full faith and credit" of the U.S. government. This means the U.S. government has the power to tax its citizens in order to pay its debts. Other securities are issued and backed by U.S. government agencies. Such securities do invlove some credit risk because U.S. government agencies' securities are not backed by the full faith and credit of the U.S. government, but are backed by the issuing agency.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in

FUND  SUMMARIES    GARTMORE  GVIT  GOVERNMENT  BOND  FUND
================================================================================

prepayment rates can make the price and yield of mortgage-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that payments of principal may occur later than expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affect- ing the maturity and volatility of the Fund.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold or cannot be sold quickly, at an acceptable price.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 8.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPH OMITTED]
1992                         7.90%
1993                         9.50%
1994                        -3.20%
1995                        18.70%
1996                         3.50%
1997                         9.70%
1998                         8.90%
1999                        -2.40%
2000                        12.50%
2001                         7.30%

Best  Quarter:   6.7%   2nd Qtr. of 1995
Worst  Quarter: -2.8%   1st Qtr. of 1994

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                              1 YEAR   5 YEARS   10 YEARS
                              -------  --------  ---------
Class I shares(1)               7.25%     7.08%      7.06%
Class II shares(2)              6.97%     6.80%      6.78%
Class III shares(2)             7.25%     7.08%      7.06%
The Merrill Lynch
  Government Master Index(3)    7.18%     7.40%      7.15%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II and Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares, as described in the table below. These returns do not reflect the short-term trading fee applicable to Class III shares. If this fee was reflected, returns would be less than those shown. See Buying and Selling Fund Shares Short-Term Trading Fees on page 14 for more information.

3 The Merrill Lynch Government Master Index gives a broad look at how the prices of U.S. government bonds have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

================================================================================


FEES  AND  EXPENSES

THIS  TABLE  DESCRIBES  THE  FEES  AND  EXPENSES  THAT  YOU  MAY
PAY  WHEN  BUYING  AND  HOLDING  SHARES  OF  THE  FUND.

                                        CLASS I   CLASS II   CLASS III
                                        --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                           None       None        1.00%

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          0.50%      0.50%       0.50%
  Distribution and/or Service
    (12b-1) Fees                           None       0.25%       None
  Other Expenses(3)                        0.25%      0.25%       0.25%
------------------------------------------------------------------------
  TOTAL ANNUAL FUND
  OPERATING EXPENSES                       0.75%      1.00%       0.75%

----------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance polices when the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 Other Expenses have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, and that the Funds operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

              1 YEAR   3 YEARS   5 YEARS   10 YEARS
              -------  --------  --------  ---------
Class I       $    77  $    240  $    417  $     930
Class II      $   102  $    318  $    552  $   1,225
Class III(1)  $    77  $    240  $    417  $     930

----------------

1 The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

FUND SUMMARIES GARTMORE GVIT MONEY MARKET FUND
================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less, including corporate obligations, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, and the obligations of U.S. banks and U.S. branches of foreign banks, if they are denominated in U.S. dollars. The Fund may also invest in high quality floating and adjustable rate obligations and asset-backed commercial paper and may enter into repurchase agreements. Typically, the Fund's dollarweighted average maturity will be 90 days or less.

The Fund invests in securities which the portfolio manager believes to have the best return potential. Because the Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs, to maintain target allocations and to take advantage of more favorable opportunities.

PRINCIPAL RISKS

Although the Funds objective is to preserve capital, there can be no guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share; therefore you could lose money. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. This risk is significantly reduced due to the short-term nature of the debt securities held by the Fund. In addition, there is a risk that the rating of a debt security may be lowered if the issuers financial condition changes. This could lead to a greater fluctuation in the value of the securities the Fund owns.

For additional information about the Funds investments and risks, see More About the Funds beginning on page 8.

PERFORMANCE
================================================================================


The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Funds annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPH OMITTED]

1992                          3.40%
1993                          2.80%
1994                          3.90%
1995                          5.70%
1996                          5.10%
1997                          5.30%
1998                          5.30%
1999                          4.80%
2000                          6.00%
2001                          3.60%

Best  Quarter:  1.6%   4th Qtr. of 2000
Worst Quarter:  0.5%   4th Qtr. of 2001

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                      1 YEAR  5 YEARS  10 YEARS
                      ------  -------  --------
Class  I  shares(1)    3.60%    5.00%     4.58%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

FEES  AND  EXPENSES-CLASS  I  SHARES

THIS  TABLE  DESCRIBES  THE  FEES  AND  EXPENSES  THAT  YOU  MAY
PAY  WHEN  BUYING  AND  HOLDING  CLASS  I  SHARES  OF  THE  FUND.

Shareholder  Fees(1)
  (paid  directly  from  your  investment)           None

Annual  Fund  Operating  Expenses
  (deducted  from  Fund  assets)
  Management  Fees                                   0.38%
  Other  Expenses(2)                                 0.25%
----------------------------------------------------------
TOTAL  ANNUAL  FUND  OPERATING  EXPENSES             0.63%

---------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance polices when the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

2 Other Expenses have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Funds operating expenses will not change. Although a shareholders actual costs may be higher or lower, based on these assumptions the costs would be:

          1 YEAR  3 YEARS  5 YEARS  10 YEARS
          ------  -------  -------  --------
Class I   $   64  $   202  $   351  $    786

MORE  ABOUT  THE  FUNDS
================================================================================


The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds other investment techniques. To obtain a copy of the SAI, see the back cover.

MORE ABOUT THE GARTMORE
GVIT GOVERNMENT BOND FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Government Bond Fund may invest in the following:

INVESTMENT-GRADE BONDS. These include U.S. government bonds and corporate bonds and municipal bonds that have been rated within the four highest rating categories by a rating agency. The rating agency evaluates a bond, measures the issuers financial condition and stability and assigns a rating to the security. If a rating agency changes the bonds rating, it may affect the bonds value. By measuring the issuers ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

U.S. GOVERNMENT SECURITIES. These securities include U.S. Treasury bills, U.S. Treasury notes and bonds, securities issued or guaranteed by the U.S. government, and securities issued by U.S. government agencies including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States

-    The Federal Home Loan Banks

-    The Federal National Mortgage Association (FNMA)

- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC)

-    The Federal Farm Credit Banks.

Although there is virtually no credit risk with U.S. government securities which are backed by the full faith and credit of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) neither the U.S. government nor its agencies guarantee the market value of their securities. However, some securities issued by U.S. government agencies are only backed by the issuing agency, and do involve some credit risk. In addition, neither the U.S. government nor its agencies guarantee the interest rate changes, prepayment rates and other factors may affect the value of these securities.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers; however, as a principal strategy, the Government Bond Fund will not invest in mortgage-backed securities issued by private issuers. Collateralized Mortgage Obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates as their collateral. CMOs purchased by the Government Bond Fund are issued by U.S. government agencies.

Mortgage-backed securities are subject to interest rate risk and prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans, and mortgage-backed securities secured by such loans will be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest rate market reduces the Government Bond Funds income. Mortgage-backed securities are also subject to extension risk if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as the portfolio manager expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

FLOATING AND VARIABLE RATE SECURITIES. Floating- and variable rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), which the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that the Fund will be repaid prior to the stated maturity and that the principal will be reinvested when the market is paying a lower interest rate, reducing the Funds income. The Fund will only purchase floating- and variable-rate securities of the same quality as the securities it would otherwise purchase.

MATURITY. Every debt security has a stated maturity date when the issuer must repay the securitys entire principal value to the investor. However, many debt securities are callable, meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a securitys effective maturity is

================================================================================


usually its nearest call date. For mortgage-backed securities, the rate at which homeowners pay down their mortgage principal helps to determine the effective maturity of mortgage-backed securities.

A bond mutual fund has no real maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bonds maturity weighted by the percentage of fund assets it represents. Funds that target maturities normally use the effective rather than stated maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

DURATION. Duration is a calculation that seeks to measure the price sensitivity of a debt security or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Government Bond Fund may hold up to 100% of its assets in cash or money market obligations. Should this occur, the Fund may not meet its respective investment objectives and may miss potential market upswings.

MORE ABOUT THE GARTMORE GVIT MONEY MARKET FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Money Market Fund may invest in the following securities:

MONEY MARKET OBLIGATIONS.  These include:

-    U.S. government securities with remaining maturities of 397 days or less

- Commercial paper rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency)

- Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency

- Short-term bank obligations rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less)

- Repurchase agreements relating to debt obligations that the Fund could purchase directly

- Unrated debt obligations with remaining maturities of 397 days or less that are determined by GMF to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but they are high quality investments that offer a fixed rate of return, as well as liquidity.

FLOATING AND VARIABLE RATE SECURITIES. Floating- and variablerate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floatingor variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to credit and interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that the Money Market Fund will be repaid prior to the stated maturity and that the principal will be reinvested in a lower interest rate market that reduces the Money Market Funds income. The Money Market Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities it would otherwise purchase.

REPURCHASE AGREEMENTS. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Money Market Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Money Market Fund could experience delays in recovering the amounts owed to it.

ASSET-BACKED COMMERCIAL PAPER. The Money Market Fund may invest in asset-backed commercial paper that is secured by and paid from a pool of assets such as installment loan contracts, leases of various types of property and receivables from credit cards. Assetbacked commercial paper is issued and supported by private issuers. This type of commercial paper is also subject to interest rate risk and credit risk.

MORE  ABOUT  THE  FUNDS
================================================================================


PRINCIPAL RISKS

The Gartmore GVIT Money Market Fund is a low-risk investment compared to most other investments. Given its objectiveto preserve capital, generate income and maintain liquiditythe Gartmore GVIT Money Market Fund invests in low-risk, high-quality securities. No investment, however, is free of all risk. Any time an investor buys commercial paper or similar obligations, there is credit risk, interest rate risk and and inflation risk.

NON-PRINCIPAL RISK

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. To the extent the Fund invests in illiquid securities such as extendable commercial notes (whose maturity may be extended to up to 390 days at the option of the issuer), it is subject to this risk. The Fund will limit this risk by investing primarily in relatively short-term, high-quality securities.

MANAGEMENT
================================================================================


MANAGEMENTS DISCUSSION OF THE FUNDS PERFORMANCE

The following is managements discussion of the performance of the Funds for the year ended December 31, 2001. This discussion provides an overview of the economy and how it affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers.

GARTMORE GVIT GOVERNMENT BOND FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001, the Gartmore GVIT Government Bond Fund returned 7.25% versus 7.18% for its benchmark, the Merrill Lynch Government Master Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE PORTFOLIOS PERFORMANCE?

The solid performance of the Fund was the result of the Federal Reserve easing monetary policy to lessen the impact of an economic slowdown. When the Federal Reserve is easing, shorter maturity notes tend to outperform longer maturity notes and bonds. To capture this performance differential, the portfolio was constructed to emphasize short and intermediate notes. The good performance was also the result of being overweighted in agency notes. Agency notes benefited due to historically wide spreads and their high credit quality, which attracted crossover interest from a variety of market participants.

WHAT  FACTORS/SECURITIES  CONTRIBUTED  TO  OR  DETRACTED  FROM
PERFORMANCE?

Mortgage-backed securities (MBS) performed poorly for most of the period as homeowners refinanced in record numbers. With most of the market above par, these prepayments resulted in lower yields than expected. However, our MBS holdings should perform well going forward, given their current wide spreads over Treasuries. Also, the conservative structure of our holdings should be in increasing demand as the economy begins to move out of recession, due to the protection they provide from the extension of the average life of the securities.

Note: Portfolio composition is subject to change.

WHAT  IS  YOUR  VIEW  OF  THE  MARKET  AND  THE  FUNDS
POSITION  FOR  THE  FUTURE?

Although we believe the economy will improve in 2002, we believe the Federal Reserve will not be quick to raise the Federal Funds rate and derail the expected recovery. We plan to maintain a neutral exposure to the yield curve due to the balanced risks. At some point in the coming calendar year, we will move the Fund toward an emphasis on long and very short holdings. This "barbelled" structure should perform well as the economy improves.

 COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
 GARTMORE GVIT GOVERNMENT BOND FUND (CLASS I SHARES) AND
THE MERRILL LYNCH GOVERNMENT MASTER INDEX OVER A TEN YEAR
          PERIOD ENDED DECEMBER 31, 2001(1,2)

                         Merrill Lynch            Government
                    Gov't Master Index             Bond Fund
                    ------------------             ---------
1991                             10000                 10000
1992                             10723                 10787
1993                             11863                 11813
1994                             11480                 11432
1995                             13582                 13574
1996                             13957                 14048
1997                             15297                 15406
1998                             16803                 16778
1999                             16449                 16384
2000                             18605                 18438
2001                             19940                 19776

       GARTMORE GVIT GOVERNMENT BOND FUND
          Average Annual Total Return
         Periods ended December 31, 2001

                      1 Year  5 Years  10 Years
                      ------  -------  --------
Class  I  shares       7.25%    7.08%     7.06%
Class  II  shares(3)   6.97%    6.80%     6.78%
Class  III  shares(3)  7.25%    7.08%     7.06%

---------------

1 The calculation in the graph assumes reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Merrill Lynch Government Master Index gives a broad look at how the prices of U.S. government bonds have performed. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of the Index would be lower.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares. Class II returns do not reflect the short-term trading fees applicable to Class III shares. If this fee was reflected, returns would be less than those shown. See "Buying and Selling Fund Shares Short Term Trading Fees" on page 14 for more information.

Past performance is not predictive of future performance.

MANAGEMENT
================================================================================


INVESTMENT  ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GMF was organized in 1999, and manages mutual funds. As of December 31, 2001, GMF and its affiliates had approximately $25.5 billion in assets under management, of which $14 billion is managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds average daily net assets. The total management fee paid by each of the Funds for the fiscal year ended December 31, 2001, expressed as a percentage of the Funds average daily net assets, was as follows:

FUND                                                FEE
----                                               -----
Gartmore  GVIT  Government Bond Fund               0.50%
Gartmore GVIT  Money  Market  Fund                 0.38%

GARTMORE GVIT  GOVERNMENT  BOND  FUND

Portfolio Manager: Gary Hunt, CFA, has managed the Gartmore GVIT Government Bond Fund since 1997. He also manages the Gartmore Government Bond Fund and the Nationwide Global U.S. Government Bond Fund, an off-shore Fund. Mr. Hunt joined Nationwide, an affiliate of the Funds investment adviser, in 1992 as a securities analyst. He is currently a director and manages the U.S. Agency Mortgage Backed sector and Commercial Mortgage Backed Securities portfolio for Nationwide.

GARTMORE GVIT MONEY MARKET FUND

Portfolio Manager: Karen G. Mader is the portfolio manager of the Gartmore GVIT Money Market Fund, which she has managed since 1987. Ms. Mader also manages the Gartmore GVIT Money Market Fund II for the Trust.

BUYING AND SELLING FUND SHARES
================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company (collectively, Nationwide), to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Class II shares of the Fund may be sold to the other insurance companies and to certain Nationwide separate accounts if Nationwide or its affiliates provide additional services necessary for it to receive 12b-1 fees. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, contract owners should contact their insurance company directly for details concerning these transactions. Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Each Fund sells its Class I and the Gartmore GVIT Government Bond Fund also offers Class II and Class III shares to separate accounts of Nationwide and the Gartmore GVIT Government Bond fund may also sell its Class II shares to separate accounts of other unaffiliated insurance companies. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

Nationwide Securities, Inc. (formerly Nationwide Advisory Services, Inc.) is currently the distributor for the Funds. It is ancitipated that Gartmore Distribution Services, Inc. will become the Funds distributor after May 1, 2002.

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Funds Class I shares. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, divided by the total number of that class outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

-    New Years Day
-    Martin Luther King Jr. Day
-    Presidents Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

A Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell, or exchange shares
-    Changes in the value of the Funds portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Funds investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Funds investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Funds investments at the time of sale.

BUYING  AND  SELLING  FUND  SHARES
================================================================================


RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists.

A Fund may delay any exchange, transfer or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Funds share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by shortterm trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as short-term trading. These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging
2. Variable insurance contract withdrawals or loans, including required minimum distributions
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by varible insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, the Government Bond Fund pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Funds Class II Shares average daily net assets.

Because these fees are paid out of the Funds assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS  AND  TAXES
================================================================================


DIVIDENDS  AND  DISTRIBUTIONS

Substantially all of the Government Bond Funds net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Government Bond Fund. The Money Market Fund declares dividends daily and distributes them each month in the form of additional shares of the Money Market Fund. Any net capital gains realized by the Funds from the sale of their portfolio securities will be declared and paid to shareholders at least annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591.2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL  HIGHLIGHTS
================================================================================


The financial highlights tables are intended to help you understand the Funds financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds financial statements, is included in the annual report, which is available upon request.

                                                                    GARTMORE GVIT GOVERNMENT BOND FUND
                                                                   (FORMERLY NSAT GOVERNMENT BOND FUND)
                                                                                CLASS I

                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(a)           2000            1999            1998            1997
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       11.44   $       10.79   $       11.69   $       11.38   $       11.04
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.58            0.66            0.61            0.63            0.69
  Net realized and unrealized gains
    (losses) on investments                           0.24            0.65           (0.88)           0.37            0.34
                                             --------------  --------------  --------------  --------------  --------------
    Total investment activities                       0.82            1.31           (0.27)           1.00            1.03
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.58)          (0.66)          (0.61)          (0.63)          (0.69)
  In excess of net investment income                     -              (b)              -               -               -
  Net realized gains                                 (0.02)              -           (0.02)          (0.06)              -
                                             --------------  --------------  --------------  --------------  --------------
    Total distributions                              (0.60)          (0.66)          (0.63)          (0.69)          (0.69)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value            0.22            0.65           (0.90)           0.31            0.34
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $       11.66   $       11.44   $       10.79   $       11.69   $       11.38
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                          7.25%          12.54%         (2.35%)           8.91%           9.67%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $   1,301,828   $     867,139   $     769,957   $     761,897   $     475,392
Ratio of expenses to average net assets               0.66%           0.66%           0.65%           0.57%           0.53%
Ratio of net investment income
  (loss) to average net assets                        5.21%           6.00%           5.41%           5.60%           6.19%
Ratio of expenses to average net assets*              0.73%           0.73%             (c)             (c)             (c)
Portfolio turnover                                   55.80%          75.91%          51.61%          32.03%          68.61%

--------------------------------

*    During the period certain fees were waived and/or reimbursed. If such  waivers/reimbursements had not occurred, the ratios would have been as  indicated.

(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b)  Distributions per share less than $0.005.

(c)  There were no fee reductions during the period.

================================================================================


                                                                   GARTMORE GVIT MONEY MARKET FUND
                                                                  (FORMERLY NSAT MONEY MARKET FUND)
                                                                               CLASS I

                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(a)           2000            1999            1998            1997
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $        1.00   $        1.00   $        1.00   $        1.00   $        1.00
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                               0.04            0.06            0.05            0.05            0.05
                                             --------------  --------------  --------------  --------------  --------------
    Total investment activities                       0.04            0.06            0.05            0.05            0.05
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.04)          (0.06)          (0.05)          (0.05)          (0.05)
                                             --------------  --------------  --------------  --------------  --------------
    Total distributions                              (0.04)          (0.06)          (0.05)          (0.05)          (0.05)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value               -               -               -               -               -
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $        1.00   $        1.00   $        1.00   $        1.00   $        1.00
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                          3.60%           6.03%           4.81%           5.27%           5.26%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $   2,869,354   $   1,982,922   $   2,127,500   $   1,373,334   $     993,597
Ratio of expenses to average net assets               0.55%           0.55%           0.54%           0.46%           0.51%
Ratio of net investment income
  to average net assets                               3.41%           5.87%           4.77%           5.15%           5.16%
Ratio of expenses to average net assets*              0.61%           0.61%             (b)             (b)             (b)

--------------------------------

*    During the period certain fees were waived and/or reimbursed. If such  waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b)  There were no fee reductions during the period.

INFORMATION  FROM  GARTMORE  FUNDS

Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN  PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY  MAIL:

Securities  and  Exchange  Commission
Public  Reference  Section
Washington,  D.C.  20549-0102
(The  SEC  charges  a  fee  to  copy  any  documents.)

ON  THE  EDGAR  DATABASE  VIA  THE  INTERNET:

www.sec.gov

BY  ELECTRONIC  REQUEST:

publicinfo@sec.gov

THE  TRUSTS  INVESTMENT  COMPANY  ACT  FILE  NO.:  811-3213




GARTMORE  FUNDS

Gartmore  Funds
P.O.  Box  182205
Columbus,  Ohio  43218-2205

www.gartmorefunds.com

Gartmore Variable Insurance Trust
(formerly Nationwide Separate Account Trust)




-    GVIT Small Cap Value Fund
     (formerly Nationwide Small Cap Value Fund)
-    GVIT Small Company Fund
     (formerly Nationwide Small Company Fund)
-    GVIT Small Cap Growth Fund
     (formerly Nationwide Small Cap Growth Fund)




PROSPECTUS
May  1,  2002

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS
================================================================================


FUND SUMMARIES

GVIT SMALL CAP VALUE FUND . . . . . . . . . . . . . . . . . . . . . . . .      3
(FORMERLY NATIONWIDE SMALL CAP VALUE FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GVIT SMALL COMPANY FUND . . . . . . . . . . . . . . . . . . . . . . . . .      6
(FORMERLY NATIONWIDE SMALL COMPANY FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses
Investment Strategies of Gartmore Mutual Fund Capital Trust and the Subadvisers for the Small Company Fund

GVIT SMALL CAP GROWTH FUND. . . . . . . . . . . . . . . . . . . . . . . .     10
(FORMERLY NATIONWIDE SMALL CAP GROWTH FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses
Investment Strategies of the Subadvisers of the Small Cap Fund

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . .     13
Principal Investments and Techniques
Principal Risks
Temporary Defensive Positions

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
Management's Discussion of Fund Performance
Investment Management

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . . . . . . . . . .     21
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fees
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . .     23
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . .     24

ADDITIONAL INFORMATION .. . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARIES
================================================================================


This prospectus provides information about three funds, (the "Funds') offered by Gartmore Variable Insurance Trust (the "Trust') (formerly Nationwide Separate Account Trust). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 13. "You" and `your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

Each Fund offers three classes of shares: Class I, Class II and Class III shares. The share classes have different expenses and are available for purchase through different variable insurance contracts. This prospectus provides information with respect to the three classes. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 21.

Each Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust (GMF), as the Funds' investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See "Management-Multi-Management Structure" for more information.

FUND  SUMMARIES - GVIT  SMALL  CAP  VALUE  FUND
================================================================================


OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The GVIT Small Cap Value Funds investment objective is capital appreciation.

Gartmore Mutual Fund Capital Trust (GMF) and The Dreyfus Corporation (Dreyfus), which GMF has selected as a subadviser to the Fund, each manage a portion of the Funds portfolio on a day-to-day basis. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small capitalization companies. Small capitalization companies are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000(R) Index(1), known as small-cap companies. The Russell 2000(R) Index, published by the Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of December 31, 2001, the market capitalization of companies in the Russell 2000 Index ranged from approximately $4.1 million to $2.3 billion. Due to market fluctuations and the indexs annual reconstitution, the current market capitalization of the companies within the Russell 2000 Index may be higher or lower over time. The Fund may invest up to 20% of its total assets in equity securities of foreign companies.

The equity securities which the Fund holds are primarily common stocks although it may purchase other equity securities such as preferred stock and convertible securities.

The Fund will invest in stocks of U.S. and foreign companies which GMF or Dreyfus believes qualify as value companies. These companies often have good earnings growth potential, and GMF or Dreyfus believes that the market has undervalued them. The Fund may also invest in stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which GMF or Dreyfus believes have favorable prospects for recovery).

Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the companys outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

The Dreyfus portfolio manager identifies potential investments through extensive quantitative and fundamental research. The Fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

- value, or how a stock is valued relative to its intrinsic worth based on traditional value measures,

- business health, or overall efficiency and profitability as measured by return on assets and return on equity and

- business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm.

GMF or Dreyfus will consider selling a security if there are more attractive securities available, if it is no longer considered a value company, appears less likely to benefit from the current economic environment, shows deteriorating fundamentals or declining momentum or falls short of the portfolio managers expectations.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL  RISKS
Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Funds investments decreases. The value of your shares will also be impacted in part by GMFs or Dreyfus ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in companies with smaller market capitalizations. Therefore, the impact of these factors on small companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

-----------------
1 The Russell 2000(R) Index is a registered service mark of the Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

FUND  SUMMARIES - GVIT  SMALL  CAP  VALUE  FUND
================================================================================


SMALL CAP RISK. The Funds investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small cap companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

The Fund will overweight (or underweight) certain market sectors, which may cause the Funds performance to be more (or less) sensitive to developments affecting those sectors.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but GMF or Dreyfus may engage in active and frequent trading of securities if either believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund.

INITIAL PUBLIC OFFERINGS RISK. The Fund may purchase securities of initial public offerings ("IPOs"). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Funds performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value and the asset base of the Fund. As a funds asset base increases, IPOs often have a diminished effect on such funds performance.

For more detailed information about the Funds investments and risks, see More About the Funds beginning on page 13.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Funds annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Funds average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL  TOTAL  RETURNSCLASS  I  SHARES(1):
[GRAPH OMITTED]

1998                      -3.10%
1999                      27.80%
2000                      11.20%
2001                      28.30%

Best  Quarter:   29.4%   2nd  Qtr.  of  1999
Worst  Quarter: -26.3%   3rd  Qtr.  of  1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                                    ONE         SINCE
                                   YEAR  INCEPTION(2)
                                 ------  ------------
Class  I  shares(1)              28.28%        14.21%
Class  II  shares(3)             27.90%        13.92%
Class  III  shares(3)            28.28%        14.21%
Russell  2000  Value  Index(4)   14.02%         7.45%

----------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Fund commenced operations on October 31, 1997. Until February 5, 2001, The Dreyfus Corporation managed the Fund alone.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares, as described in the table below. These returns do not reflect the short-term trading fees applicable to Class III shares. If this fee was reflected, returns would have been less than those shown. See Buying and Selling Fund Shares Short-Term Trading Fees on page 22 for more information.

4 The Russell 2000(R) Value Index measures the performance of the companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Unlike mutual fund returns, the Russell 2000 Value Index does not include expenses. If expenses were deducted, the actual returns of this index would be lower.

================================================================================


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS II   CLASS III
                                        --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                           None       None        1.00%

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          0.86%      0.86%       0.86%
  Distribution and/or Service
    (12b-1) Fees                           None       0.25%       None
  Other Expenses(3)                        0.22%      0.22%       0.22%
=======================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES                       1.08%      1.33%       1.08%

----------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Funds shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 Other Expenses have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Funds operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                      ------  -------  -------  --------
Class  I              $  110  $   343  $   595  $  1,317
Class  II             $  135  $   421  $   729  $  1,601
Class  III(1)         $  110  $   343  $   595  $  1,317

----------------

1 The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

FUND  SUMMARIES - GVIT  SMALL  COMPANY  FUND
================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The GVIT Small Company Fund seeks long-term growth of capital.

The Fund invests primarily in equity securities of small capitalization companies. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities issued by small capitalization companies. Small capitalization companies are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000.1 These companies are known as small cap companies. The Russell 2000, published by The Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of December 31, 2001, the market capitalization of companies in the Russell 2000 ranged from approximately $4.1 million to $2.3 billion. Due to market fluctuations and the indexs annual reconstitution, the current market capitalization of the companies within the Russell 2000 Index may be higher or lower over time.

A portion of the Fund will be invested in equity securities of small-capitalization companies that are located outside of the United States. A portion of the Funds assets may also be invested in equity securities of the companies whose market capitalizations exceed that of small-cap companies.

The equity securities which the Fund holds are primarily common stocks, although it may purchase other equity securities such as preferred stock and convertible securities.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

GMF and each of the Funds subadvisers will adhere to its own buy and sell strategy, and portfolio turnover rate will not be considered a limiting factor for the Fund but may result in higher transaction costs and increased volatility. See Investment Strategies of Gartmore Mutual Fund Capital Trust and the Subadvisers for the GVIT Small Company Fund on page 8.

As part of its responsibilities to the Fund, and in addition to managing a portion of the Fund itself, GMF, the Funds investment adviser, initially selects the Funds subadvisers and monitors their performance on an ongoing basis. GMF has selected the following subadvisers for the Fund: THE DREYFUS CORPORATION, GARTMORE GLOBAL PARTNERS, NEUBERGER BERMAN, LLC, STRONG CAPITAL MANAGEMENT, INC., and WADDELL & REED INVESTMENT MANAGEMENT COMPANY. Each subadviser and GMF manages a portion of the Funds investment portfolio. The subadvisers have been chosen because they approach investing in small cap securities in different ways from GMF and from each other, and GMF believes that diversification among securities and investment styles will increase the potential for investment return and potentially reduce risk and volatility. For a description of the investment strategies used by each subadviser and GMF, see Investment Strategies of Gartmore Mutual Fund Capital Trust and the Subadvisers for the GVIT Small Company Fund on page 8.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current stock price.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Funds investments decreases. The value of your shares will also be impacted in part by GMFs and each subadvisers ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in companies with smaller market capitalizations. Therefore, the impact of these factors on small companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market. SMALL-CAP RISK. The Funds investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small-cap companies are usually less stable in price and less liquid than the stocks of larger companies.

----------------
1 The Russell 2000(R) is a registered service mark of the Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

================================================================================


FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

SECTOR RISK. Companies that are generally in the same industry may be grouped together in broad categories called sectors. Sector risk is the risk that a certain sector of the economy (e.g., the health care or entertainment industry) may perform differently than other sectors or the market as a whole. As GMF and one or more subadvisers together allocate more of the Funds portfolio holdings to a particular sector, the Funds performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SPECIAL SITUATION COMPANIES RISK. Special situation companies are companies which may be subject to acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may favor growth- or value-oriented stocks. At another time, the market will not favor equity securities at all. The mix of investment styles used by the subadvisers may result in higher or lower Fund performance than if a single investment style-such as investing in growth stocks-is currently in favor with investors.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Funds net asset value and total return.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but GMF or a subadviser may engage in active and frequent trading of securities if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund.

For more detailed information about the Funds investments and risks, see More About the Funds beginning on page 13.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Funds annual total returns over time and shows that Fund performance can change from year to year. If these amounts were reflected, returns would be less than those shown. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. The table shows the Funds average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):
[GRAPH OMITTED]

1996                   22.80%
1997                   17.40%
1998                    1.00%
1999                   44.00%
2000                    8.90%
2001                   -6.70%

Best  quarter:    31.3%  4th  qtr.  of  1999
Worst  quarter:  -19.3%  3rd  qtr.  of  1998

AVERAGE  ANNUAL  TOTAL  RETURNS  AS  OF  DECEMBER  31,  2001:

                                                     SINCE
                                  1 YEAR  5 YEAR  INCEPTION(2)
                                  ------  ------  ------------
Class  I  shares(1)               -6.70%  11.64%        15.48%
Class  II  shares(3)              -6.94%  11.37%        15.19%
Class  III  shares(3)             -6.70%  11.64%        15.48%
The  Russell  2000  Index(4)       2.49%   7.52%         9.91%

----------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operations on October 23, 1995.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares, as described in the table below. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would have been lower than those shown. See "Buying and Selling Fund Shares Short-Term Trading Fees" on page 22 for more information.

4 The Russell 2000 Index is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. Unlike mutual fund returns, the Russell 2000 Index does not include expenses. If expenses were deducted, the actual returns of this Index would be lower.

FUND  SUMMARIES - GVIT  SMALL  COMPANY  FUND
================================================================================


FEES  AND  EXPENSES

THIS  TABLE  DESCRIBES  THE  FEES  AND  EXPENSES  THAT  YOU  MAY
PAY  WHEN  BUYING  AND  HOLDING  SHARES  OF  THE  FUND.

                                        CLASS I   CLASS II   CLASS III
                                        --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed or exchanged (2)              None       None        1.00%

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees(3)                       0.93%      0.93%       0.93%
  Distribution and/or Service
    (12b-1) Fees                           None       0.25%       None
  Other Expenses(3)                        0.26%      0.26%       0.26%
-----------------------------------------------------------------------
TOTAL ANNUAL FUND
  OPERATING EXPENSES                       1.19%      1.44%       1.19%

----------------
1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Funds shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired

3 The Management Fee has been changed to 0.93% at all asset levels, effective May 1, 2001.

4 Other Expenses have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Funds operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                      ------  -------  -------  --------
Class  I              $  121  $   378  $   654  $  1,443
Class  II             $  147  $   456  $   787  $  1,724
Class  III(1)         $  121  $   378  $   654  $  1,443

----------------
1 The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

INVESTMENT STRATEGIES OF GARTMORE MUTUAL FUND CAPITAL TRUST AND THE SUBADVISERS FOR THE GVIT SMALL COMPANY FUND

The following is a description of the investment strategies used by GMF and each subadviser for the Fund. GMF and each subadviser manages a portion of the Funds assets in accordance with the investment objective and principal strategies described previously.

THE DREYFUS CORPORATION (DREYFUS) uses a blended approach, investing in growth stocks, value stocks or stocks that exhibit characteristics of both. Using fundamental research and direct management contact, Dreyfus seeks stocks with superior prospects for accelerated earnings growth. It also seeks special situations, such as a corporate restructuring or management changes, that could increase the stock price of a special situation company.

Dreyfus uses a sector management approach, supervising a team of sector managers who insist on making buy and sell decisions within their respective areas of expertise. The sector weightings of this portion of the Fund typically approximate those of the Russell 2000 Index.

Dreyfus typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals, poor relative performance, or excessive valuation.

GARTMORE GLOBAL PARTNERS (GGP) invests its portion of the Fund primarily in equity securities of small capitalization companies that are headquartered, domiciled or have their principal business functions located outside the United States, including such companies in Europe, Australasia and the Far East. For the portion of the Fund it manages, GGP considers a small-capitalization company to be a company whose market capitalization is similar to companies represented by the Morgan Stanley Capital International (MSCI) Developed Countries EAFE Small Cap Index (small-cap companies). GGP selects regions, countries and companies it believes have the potential for unexpected growth.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the markets expectations for earnings forecasts) tends to produce average returns. Therefore, GGP

================================================================================


focuses on identifying companies that it believes offer earnings growth that exceeds market expectations; and

- GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

GARTMORE MUTUAL FUND CAPITAL TRUST (GMF) invests primarily in stocks of U.S. and foreign companies which it considers to be value companies. These companies have good earnings growth potential and GMF believes that the market has undervalued them. GMF will also invest in unrecognized stocks and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which GMF believes have favorable prospects for recovery).

GMF believes that smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

NEUBERGER BERMAN, LLC (NEUBERGER BERMAN) looks for undervalued small-cap companies whose current product lines and balance sheets are strong. Factors in identifying these companies may include:

-    Above-average returns
-    An established market niche
- Circumstances that would make it difficult for new competitors to enter the market
-    The ability of the companies to finance their own growth
-    Sound future business prospects

This approach is designed to let the Fund benefit from potential increases in stock prices while limiting the risks typically associated with small-company stocks.

At times, Neuberger Berman may emphasize certain industries that it believes will benefit from market or economic trends. At the time a stock is purchased, Neuberger Berman will set a target price at which it will sell that security. The managers, in fact, will begin to pare back the position when the stock is within 10% of the target price. If its analysis of a security turns out to be incorrect, Neuberger Berman will generally seek to liquidate the holding as soon as possible, although it occasionally may delay selling a security in anticipation of a better selling opportunity.

STRONG CAPITAL MANAGEMENT, INC. (STRONG) invests in companies whose earnings it believes to be in a relatively strong growth trend, and, to a lesser extent, in companies in which further growth is not anticipated but which Strong feels are undervalued. In seeking companies with favorable growth prospects, Strong looks for factors such as:

-    Prospects for above-average sales and earnings growth
-    High return on invested capital
-    Overall financial strength
-    Competitive advantages, including innovative products and services
-    Effective research, product development and marketing
-    Stable, capable management

Strong may choose to sell a stock if its growth prospects become less attractive or its fundamental qualities decline.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

(WRIMCO) seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, such as:

-    Aggressive or creative management
-    Technological or specialized expertise
-    New or unique products or services
-    Entry into new or emerging industries

In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

FUND  SUMMARIES - GVIT  SMALL  CAP  GROWTH  FUND
================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The GVIT Small Cap Growth Fund seeks capital growth.

Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities issued by small capitalization companies. Small capitalization companies are companies with market capitalizations in the range of companies represented by the Russell 2000(R)(1), known as small-cap companies. The Russell 2000, published by the Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of December 31, 2001, the market capitalization of companies in the Russell 2000 ranged from approximately $4.1 million to $2.3 billion. Due to market fluctuations and the indexs annual reconstitution, the current market capitalization of the companies within the Russell 2000 may be higher or lower over time. The balance of the Funds assets may be invested in equity securities of larger-cap companies. Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants for the purchase of common stock. The Fund may also invest in foreign securities.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

As part of its responsibilities to the Fund, GMF initially selects the Funds subadvisers and monitors their performance on an ongoing basis. GMF has chosen NEUBERGER BERMAN, LLC and WADDELL & REED INVESTMENT MANAGEMENT COMPANY each to manage a portion of the Fund. The subadvisers have been chosen because they approach investing in small cap companies in different ways. GMF believes that diversification among securities and styles will increase the potential for investment return and reduce risk and volatility. For a description of the investment strategies used by each subadviser, see Investment Strategies of the Subadvisers of the GVIT Small Cap Growth Fund on page 12.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Funds investments decreases. The value of your shares will also be impacted in part by each subadvisers ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in companies with smaller market capitalizations. Therefore, the impact of these factors on small companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

SMALL-CAP RISK. The Funds investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

----------------
1 The Russell 2000(R) is a registered service mark of the Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

================================================================================


PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but the subadviser may engage in active and frequent trading of securities if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund.

For more detailed information about the Funds investments and risks, see More About the Funds beginning on page 13.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Funds annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Funds average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL  TOTAL  RETURN - CLASS  I  SHARES(1):

[GRAPH OMITTED]

2000                         -16.20%
2001                         -10.80%

Best  quarter:   22.5%   4th  qtr.  of  2001
Worst  quarter: -23.4%   3rd  qtr.  of  2001

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                                         ONE      SINCE
                                        YEAR  INCEPTION(2)
                                     -------  ------------

Class  I  shares(1)                  -10.84%        17.38%
Class  II  shares(3)                 -11.06%        17.10%
Class  III  shares(3)                -10.84%        17.38%
Russell  2000  Growth  Index(4)       -9.23%        -2.23%

----------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operations on May 1, 1999.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. These returns have been restated to reflect the additional fees applicable to Class II shares, as described in the table below. Class II shares returns do not reflect the short-term trading fees applicable to Class III shares. If this fee was reflected, returns would be lower than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 22 for more information.

4 The Russell 2000 Growth Index is an unmanaged index of companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES  AND  EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS II   CLASS III
                                        --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed or exchanged (2)              None       None        1.00%

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees(3)                       1.10%      1.10%       1.10%
  Distribution and/or Service
    (12b-1) Fees                           None       0.25%       None
  Other Expenses(3)                        0.28%      0.28%       0.28%
=======================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES                       1.38%      1.38%       1.38%

---------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Funds shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 Other Expenses have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

FUND SUMMARIES - GVIT SMALL CAP GROWTH FUND
================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Funds operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                      ------  -------  -------  --------
Class  I              $  140  $   437  $   755  $  1,657
Class  II             $  166  $   514  $   887  $  1,933
Class  III(1)         $  140  $   437  $   755  $  1,657

---------------
1 The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

INVESTMENT STRATEGIES OF THE SUBADVISERS OF THE GVIT SMALL CAP GROWTH FUND

The following is a description of the investment strategies used by each subadviser of the Fund. Each subadviser manages a portion of the Funds assets in accordance with the investment objective and principal strategies as described previously.

NEUBERGER BERMAN, LLCS (NEUBERGER BERMAN) growth equity group takes a growth approach to selecting stocks, looking for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets or management. Factors in identifying these firms may include financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

Neuberger Berman follows a disciplined selling strategy, and may sell a stock when it reaches a target price, fails to perform as expected or appears substantially less desirable than another stock.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (WRIMCO) seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, such as:

-    Aggressive or creative management
-    Technological or specialized expertise
-    New or unique products or services
-    Entry into new or emerging industries

In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.


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MORE  ABOUT  THE  FUNDS
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PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Funds including, the Funds other investment techniques. To obtain copy of the SAI, see the back cover.

GROWTH AND VALUE STOCKS (ALL FUNDS). Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stocks price may be more directly linked to market developments than a value stocks price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

PREFERRED STOCK (ALL FUNDS). Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends usually must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES (ALL FUNDS). Convertible securities-also known as Convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertibles market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value.

Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and newer, better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS (SMALL CAP GROWTH). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

PRINCIPAL RISKS

SMALL-CAP RISK (ALL FUNDS). Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small-cap companies to changing economic conditions. In addition, small-cap companies may:

-    Lack depth of management
-    Lack a proven track record
-    Be unable to generate funds necessary for growth or development
- Be developing or marketing new products or services for which markets are not yet established and may never become established
-    Market products or services which may become quickly obsolete.

Certain small-cap companies in which the Funds invest are in the technology-related and biotechnology industries. Small-cap companies in these industries may be subject to more abrupt or erratic price movements than small-cap companies in other industries. Therefore, while small-cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

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MORE  ABOUT  THE  FUNDS
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FOREIGN RISK (ALL FUNDS). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chance that a Fund may lose money.

COUNTRY-General securities market movements in any country in which a Fund has investments are likely to affect the value of a Funds securities that trade in the country. These movements will affect a Funds share price and a Funds performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

FOREIGN MARKETS-A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. The factors can reduce the amount the Fund can earn on its investments.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS-Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Funds portfolio manager to completely and accurately determine a company's financial condition.

CURRENCY - Some of a Funds investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Funds share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends out to its shareholders.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each Fund may hold up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives and may miss potential market upswings.

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MANAGEMENT
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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2001. This discussion provides an overview of the economy and how it affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers.

GVIT SMALL CAP VALUE FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001, the GVIT Small Cap Value Fund returned 28.28% versus 14.02% for its benchmark, the Russell 2000 Value Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE PORTFOLIOS PERFORMANCE?

This year 2001 marks the third straight year in which small caps have outperformed large caps, as measured by the Russell 2000 and Russell 1000 Indexes. For the year ended Dec. 31, 2001, the Russell 2000 Index outpaced the Russell 1000 Index by almost 15%. This strong small-cap performance helped to boost the Funds performance. In addition, valuation was also a key as the cheapest stocks in the market performed the best.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

United Rentals Inc., NDCHealth and FBR Asset Investment Corp. in the financial services sector contributed to performance. In the health-care sector, Covance Inc., Cephalon Inc. and Lumenis Ltd. are a few names that added to the performance of the Fund. The portfolio struggled, however, with holdings in the consumer discretionary, consumer staples and durable goods sectors. Stocks such as PepsiAmericas Inc., Ingersoll-Rand Co. and Sensient Technologies Corp. all detracted from performance during the year as many of the companies in these sectors were impacted by the economic slowdown that prevailed during 2001.

Note: Portfolio composition is subject to change.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUNDS POSITION FOR THE FUTURE?

We believe that the economy and markets will continue to improve as we move through 2002. The years 2000 and 2001 were the first consecutive years since the 1970s, during which the U.S. markets suffered two successive downturns. The last time there were three consecutive down market years was at the end of the Great Depression from 1939 through 1941. The markets rallied during the last few months of 2001, signaling that investor sentiment is turning positive.

Coming out of a recession has historically benefited the performance of small-cap stocks. This is largely due to lowered monetary policy benefiting smaller companies that borrow to grow-usually at higher interest rates. In addition, many small caps did not, in our opinion, become as overvalued as many large caps in the bull run of the 1990s. All of these factors, we believe, point toward a positive year for small-cap companies in 2002. As always, we continue to focus on the fundamentals of individual companies and individual stock selection.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                   GVIT SMALL CAP VALUE FUND (CLASS I SHARES)
                      AND THE RUSSELL 2000 VALUE INDEX(1,2)

[GRAPH OMITTED]

                          GVIT SMALL CAP VALUE FUND(1)
                          Average Annual Total Return
                        Periods ended December 31, 2001

                                 1 Year  Life(3)
                                 ------  -------
Class  I  shares                 28.28%  14.21%
Class  II  shares(4)             27.90%  13.92%
Class  III  shares(4)            28.28%  14.21%

----------------

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Russell 2000(R) Value Index measures the performance of the companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Unlike mutual fund returns, the Russell 2000(R) Value Index does not include expenses. If expenses were included, the actual returns of this index would be lower.

3    The Fund commenced operations on October 31, 1997.

4 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If this fee was reflected, returns would have been less than those shown. See Buying and Selling Fund Shares Short - Term Trading Fees on page 22 for more information.

Past  performance  is  not  predictive  of  future  performance.

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MANAGEMENT
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GVIT SMALL COMPANY FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001, the GVIT Small Company Fund returned -6.70% versus 2.49% for its benchmark, the Russell 2000(R).

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO

THE PORTFOLIOS PERFORMANCE?

The strong overall performance by small caps helped boost the Funds performance but these gains were offset by international companies that continued to be negatively impacted by the economic downturn of 2001. In addition, the Fund did not participate in the gains of the smallest stocks that largely contributed to the moderately positive return of its benchmark, the Russell 2000(R).

WHAT FACTORS CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

The portfolio benefited from strong stock selection within the auto and transportation, health-care and technology sectors. The auto and transportation sector positively impacted portfolio performance due to the strong returns of American Axle & Manufacturing Holdings, Inc. and Superior Industries International Inc. Health-care stocks Cooper Companies Inc., Caremark Rx, Inc. and Owens & Minor, Inc. also contributed positively to the performance of the portfolio.

The portfolio struggled, however, with its holdings in the consumer discretionary, consumer staples and durable goods sectors. Stocks such as PepsiAmericas Inc., Ingersoll-Rand Co. Ltd. and Sensient Technologies Corp. all negatively impacted performance during the year, outweighing the positive gains of the above sectors and stocks.

Note: Portfolio composition is subject to change.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUNDS POSITION FOR THE FUTURE?

We believe that the economy and markets will continue to improve as we move through 2002. The years 2000 and 2001 were the first consecutive years since the 1970s during which the U.S. markets suffered two successive downturns. The last time there were three consecutive down market years was at the end of the Great Depression from 1939 through 1941. The markets rallied during the last few months of 2001, signaling that investor sentiment is turning positive.

Coming out of a recession has historically benefited small-cap stocks and as we begin to participate in this economic recovery, we will continue to search for stocks that fit our discipline and process of fundamental stock selection. As always, we will continue to focus on individual stocks and let stock selection drive the portfolio.

COMPARISON  OF  A  HYPOTHETICAL  $10,000  INVESTMENT  IN  THE
      GVIT  SMALL  COMPANY  FUND  (CLASS  I  SHARES)
           AND  THE  RUSSELL  2000  INDEX(1,2)

[GRAPH OMITTED]


                   GVIT  SMALL  COMPANY  FUND(3)
                  Average  Annual  Total  Return
                Periods  ended  December  31,  2001

                               1  Year  5  Years  Life(4)
                               -------  --------  -------
Class  I  shares                -6.70%    11.64%   15.48%
Class  II  shares(5)            -6.94%    11.37%   15.19%
Class  III  shares(5)           -6.70%    11.64%   15.48%

1 The calculations in the graph assume the reinvestment of all dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Russell 2000(R) Index is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. Unlike mutual fund returns, the Russell 2000 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3 The performance shown includes performance for a period (prior to August 15, 2001) when the Fund had a subadviser other than the Funds current subadviser.

4    The Fund commenced operations on October 23, 1995.

5 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If this fee was reflected, returns would have been less than those shown. See Buying and Selling Fund Shares Short-Term Trading Fees on page 22 for more information.

Past  performance  is  not  predictive  of  future  performance.

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GVIT SMALL CAP GROWTH FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001, the GVIT Small Cap Growth Fund returned -10.84% versus -9.23% for its benchmark, the Russell 2000 Growth Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE PORTFOLIOS PERFORMANCE?

While 2001 marks the third straight year in which small caps outperformed large caps, growth stocks were hard hit across all market capitalizations, as evidenced by the performance of the Funds benchmark. During the fourth quarter, however, U.S. equity markets recovered strongly. While the portfolio picked up gains in the fourth quarter, they were not enough to offset losses earlier in the year.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

Overall, stock selection - particularly within the health-care sector - accounted for most of the Funds relative underperformance. Healthcare stocks that negatively impacted performance included Manor Care Inc., Community Health Systems Inc. and AmSurg Corp., all of which lagged behind other holdings in the sector. Stocks in the technology and consumer discretionary sectors added to performance and offset some of the losses.

Note: Portfolio composition is subject to change.

WHAT IS YOUR VIEW OF THE FUNDS POSITION FOR THE FUTURE?

The equity markets have appreciated significantly since their lows for the year on Sept. 21, 2001. In addition, monetary policies undertaken by the Fed - such as the combined total of 4.5% cuts in interest rates last year - typically take six to nine months to work their way into the economy. This factor should have a positive effect on the economy in the early months of 2002.

Despite the potential for continued economic weakness, we are expecting an economic recovery to materialize in 2002. The advent of a more stable economic environment would improve corporate earnings, which would lift equities in general and growth stocks in particular.

While the portfolio has a slight inclination toward more aggressive growth stocks, we still hold a significant number of companies with stable growth. We believe that the Fund is aptly positioned for a variety of economic recovery scenarios that could unfold this year.


             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                  GVIT SMALL CAP GROWTH FUND (CLASS I SHARES)
                      AND THE RUSSELL 2000 GROWTH INDEX(1,2)

[GRAPH OMITTED]

                          GVIT SMALL CAP GROWTH FUND(3)
                           Average Annual Total Return
                         Periods ended December 31, 2001

                                1 Year  Life(4)
                               -------  -------
Class  I  shares               -10.84%   17.38%
Class  II  shares(5)           -11.06%   17.10%
Class  III  shares(5)          -10.84%   17.38%

----------------

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Russell 2000(R) Growth Index measures the performance of the growth companies in the Russell 2000 Index, which contains approximately 2000 common stocks issued by smaller capitalization U.S. companies. Unlike mutual fund returns, the Russell 2000(R) Growth Index does not include expenses. If expenses were included, the actual returns of this index would be lower.

3 The performance shown includes performance for a period (prior to May 1, 2002) when the Fund had a subadviser other than the Funds current subadviser.

4    The Fund commenced operations on May 1, 1999.

5 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If this fee was reflected, returns would have been less than those shown. See Buying and Selling Fund Shares Short-Term Trading Fees on page 22 for more information.

Past  performance  is  not  predictive  of  future  performance.

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MANAGEMENT
================================================================================


INVESTMENT MANAGEMENT

INVESTMENT ADVISER

GARTMORE MUTUAL FUND CAPITAL TRUST (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, GMF also determines the allocation of Fund assets among one or more of the subadvisers and evaluates and monitors the performance of the subadvisers. GMF is also authorized to select and place portfolio investments on behalf of a Fund and currently does so for a portion of the GVIT Small Company and GVIT Small Cap Value Funds. GMF was organized in 1999 and manages mutual fund assets. As of December 31, 2001, GMF and its affiliates had approximately $25.5 billion in assets under management, of which approximately $14 billion was managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds average daily net assets. The total management fees (including fees paid to the subadvisers), paid by each of the Funds for the fiscal year ended December 31, 2001-expressed as a percentage of each Funds average daily net assets-was as follows:

FUND                                                 FEE
                                                     ---
GVIT  Small  Cap  Value  Fund                       0.88%*
GVIT  Small  Company  Fund                          0.94%**
GVIT  Small  Cap  Growth  Fund                      1.10%

* Effective May 1, 2001, the contractual management fees for the GVIT Small Cap Value Fund have been changed to a fee of 0.90% on assets of up to $200 million and to a fee of 0.85% on assets of $200 million and more.

** Effective May 1, 2001, the contractual management fee for the GVIT Small Company Fund has been changed from a breakpoint structure, to a flat fee of 0.93%.

PORTFOLIO MANAGERS FOR THE FUNDS MANAGED IN PART BY GMF:

GVIT SMALL COMPANY FUND AND GVIT SMALL CAP VALUE FUND PORTFOLIO MANAGERS:
Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the portion of the GVIT Small Company Fund and the GVIT Small Cap Value Fund managed by GMF. Prior to joining GMF in January 2000, Mr. Petherick and Ms. Champagne had co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund, since June 1995. Mr. Petherick and Ms. Champagne also currently co-manage the Gartmore Value Opportunities Fund and the NorthPointe Small Cap Value Fund.

MULTI-MANAGEMENT STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate subadvisers unaffiliated with GMF without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with an unaffiliated subadviser with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF  provides  the  following  oversight  and  evaluation services to the Funds:

-    Performing initial due diligence on prospective subadvisers for the Funds
- Monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
-    Communicating performance expectations and evaluations to the subadvisers
- Ultimately recommending to the Board of Trustees whether a subadvisers contract should be renewed, modified or terminated

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

THE SUBADVISERS. Subject to the supervision of GMF and the Trustees, a subadviser will manage all or a portion of a Funds assets in accordance with a Funds investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for a Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

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SUBADVISORY FEE STRUCTURE:

GVIT SMALL CAP VALUE FUND: GMF has selected The Dreyfus Corporation to manage part of the Funds portfolio. In addition, GMF manages a portion of the Funds portfolio itself. Out of its management fee, GMF paid Dreyfus an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the Funds average daily net assets that are managed by that subadviser, of 0.48%:

GVIT SMALL COMPANY FUND: GMF has selected five subadvisers, each of whom will manage part of the Funds portfolio. In addition, GMF manages a portion of the Funds portfolio itself. Out of its management fee, GMF paid each subadviser an annual subadvisory fee for the fiscal year ended December 31, 2001, in an amount equal to 0.60% of the Funds average daily net assets that are managed by that subadviser.

The GVIT Small Company Funds subadvisers are:

     The Dreyfus Corporation
     Gartmore Global Partners
     Neuberger Berman, LLC
     Strong Capital Management, Inc.
     Waddell & Reed Investment Management Company

From October 1, 1998 to August 15, 2001, the GVIT Small Company Fund was managed in part by Lazard Asset Management. Out of its management fee, GMF paid Lazard Asset Management $378,478 in subadvisory fees for 2001.

GVIT SMALL CAP GROWTH FUND: GMF has selected two subadvisers, each of whom will manage part of the Funds portfolio. In addition, GMF manages a portion of the Funds portfolio itself. Out of its management fee for the fiscal year ended December 31, 2001, GMF paid each subadviser an annual subadvisory fee in an amount equal to 0.60% of the Funds average daily net assets that are managed by that subadviser.

The Small Cap Growth Funds subadvisers are:

     Waddell & Reed Investment Management Company
     Morgan Stanley Investments LP
     Neuberger Berman, LLC

Prior to October 1, 2000, the GVIT Small Cap Growth Fund was managed in part by Franklin Advisers, Inc.

Prior to May 1, 2002, Morgan Stanley Investments, LP managed a portion of the GVIT Small Cap Growth Fund.

THE DREYFUS CORPORATION (DREYFUS) is the subadviser for portions of the GVIT Small Cap Value Fund and the GVIT Small Company Fund. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. As of December 31, 2001, Dreyfus managed or administered approximately $185 billion in assets for approximately 1.6 million investor accounts nationwide.

GVIT SMALL CAP VALUE FUND PORTFOLIO MANAGER: Peter I. Higgins has primary day-to-day responsibility for management of the portion of the GVIT Small Cap Value Funds portfolio managed by Dreyfus. He has held that position since the inception of the Fund, and has been employed by Dreyfus since May 1996 and by The Boston Company Asset Management, LLC, an affiliate of Dreyfus or its predecessor since May 1991.

GVIT SMALL COMPANY FUND PORTFOLIO MANAGERS: The primary portfolio managers for the portion of the GVIT Small Company Funds portfolio managed by Dreyfus are Paul Kandel and Hilary Woods. Mr. Kandel serves as a Senior Sector Manager for the technology and telecommunications industries in the Small Capitalization Equity Group. Prior to joining Dreyfus in October 1994, Mr. Kandel was a manager at Ark Asset Management where he researched and recommended stocks and initial public offerings in the telecommunications, technology and selected media industries.

Ms. Woods serves as a Senior Sector Manager for the capital goods industries in the Small Capitalization Equity Group. She has held this position and worked in the Dreyfus Equity Research Department since 1987.

GARTMORE GLOBAL PARTNERS (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428, is a subadviser for a portion of the GVIT Small Company Fund. GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and manages approximately $1.1 billion in assets.

GVIT SMALL COMPANY FUND PORTFOLIO MANAGERS: GGPs International Small Cap Specialists are responsible for the investment management of GGPs portion of the GVIT Small Company Fund.

NEUBERGER BERMAN, LLC (NEUBERGER BERMAN) is the subadviser for a portion of each of the GVIT Small Company and GVIT Small Cap Growth Funds. It has offices located at 605 Third Avenue, New York, New York 10158. Neuberger Berman and its predecessor firms and affiliates have specialized in the management of no-load mutual funds since 1950. Neuberger Berman and its affiliates manage securities accounts that had approximately $59 billion of assets as of December 31, 2001. Neuberger Berman is a member firm of the NYSE and other principal exchanges and acts as the Funds primary broker in the purchase and sale of securities for the portion of the Funds portfolio managed by Neuberger Berman.

MANAGEMENT
================================================================================


GVIT SMALL COMPANY FUND PORTFOLIO MANAGERS: Judith M. Vale, who has been a member of the Small Cap Group since 1992, and Robert DAlelio, who has been a member of the Small Cap Group since 1996, are responsible for the day-to-day management of Neuberger Bermans subadvisory activities for the GVIT Small Company Fund. Ms. Vale and Mr. DAlelio also have primary responsibility for the day-to-day management of the Neuberger Berman Genesis Portfolio.

GVIT SMALL CAP GROWTH FUND PORTFOLIO MANAGERS: Michael F. Malouf has been with Neuberger Berman since 1998 as a portfolio manager. He is also a Vice President of its affiliate, Neuberger Berman Management Inc. From 1991 to 1998 he served as an analyst, and then as portfolio manager, at Dresdner RCM Global Investors LLC.

Jennifer K. Silver is a principal of Neuberger Berman and a Vice President of its affiliate, Neuberger Berman Management Inc. She has been the Director of the Growth Equity Group since 1997. From 1981 to 1997, she was an analyst and a portfolio manager at Putnam Investments.

STRONG CAPITAL MANAGEMENT INC. (STRONG), P.O. Box 2936, Milwaukee, Wisconsin 53201, is the subadviser for a portion of the GVIT Small Company Fund. Strong was formed in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $46 billion as of December 31, 2001.

GVIT SMALL COMPANY FUND PORTFOLIO MANAGERS: Ronald C. Ognar and Brandon M. Nelson are co-portfolio managers for the portion of the GVIT Small Company Fund managed by Strong. Together they are primarily responsible for the day-to-day management of Strongs portion of the Funds portfolio.

Ronald C. Ognar, CFA, has over 30 years of investment experience. He joined Strong as a portfolio manager in April 1993. Mr. Ognar also manages the Strong Growth Fund and the Strong Growth 20 Fund; and he co-manages the Strong Advisor Mid Cap Growth Fund, Strong Advisor Focus Fund, Strong Large Cap Growth Fund, and the Strong Mid Cap Growth Fund II.

Brandon M. Nelson, CFA, has over four years of investment experience. Mr. Nelson joined Strong as a research analyst in 1996. Mr. Nelson received an M.S. degree in finance from the University of Wisconsin Madison and was selected to participate in the Applied Security Analysis Program. Mr. Nelson also earned a B.B.A. degree in finance from the University of Wisconsin Madison. Mr. Nelson is also co-portfolio manager to two other small-cap funds for which Strong acts as subadviser.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (WRIMCO) is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201. WRIMCO acts as investment manager to numerous investment companies and accounts and is subadviser for portions of the GVIT Small Company Fund and the GVIT Small Cap Growth Fund. As of December 31, 2001, WRIMCO managed over $31 billion in assets.

GVIT SMALL COMPANY FUND AND GVIT SMALL CAP GROWTH FUND PORTFOLIO MANAGERS: Mark
G. Seferovich and Grant P. Sarris together manage portions of the GVIT Small Company Fund and the GVIT Small Cap Growth Fund. Mr. Seferovich is Senior Vice President of WRIMCO and Vice President of certain other investment companies for which WRIMCO serves as investment manager. Mr. Seferovich has served as portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO.

Mr. Sarris is Vice President of WRIMCO and Vice President of certain other investment companies for which WRIMCO serves as an investment manager. Mr. Sarris served as an investment analyst with WRIMCO and its predecessor from October 1, 1991 to January 1, 1996. From January 1996 to May 1998, Mr. Sarris served as an assistant portfolio manager for WRIMCO, and since May 1998, he has served as a portfolio manager. Mr. Sarris has been an employee of WRIMCO since October 1, 1991.

BUYING  AND  SELLING  FUND  SHARES
================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company, (collectively, "Nationwide") to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Class II shares may be sold to other insurance companies that are not affiliated with Nationwide or the Funds and to certain Nationwide separate accounts if Nationwide or its affiliates provide additional services necessary for it to receive 12b-1 fees. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Each Fund sells Class I and Class III shares to separate accounts of Nationwide. Each Fund may also sell Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. Those Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Securities, Inc. (formerly Nationwide Advisory Services, Inc.). It is anticipated that Gartmore Distribution Services, Inc. will become the Funds distributor after May 1, 2001.

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Funds Class I shares. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, divided by the total number of that class outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

-    New Year's Day
-    Martin  Luther  King  Jr.  Day
-    Presidents'  Day
-    Good  Friday
-    Memorial  Day
-    Independence  Day
-    Labor  Day
-    Thanksgiving  Day
-    Christmas  Day
-    Other days when the New York Stock Exchange is not open.

A Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell, or exchange shares
-    Changes in the value of the Funds portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds administrator or its agent determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Funds investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Funds investments may change on days when shares cannot be purchased or redeemed.

SELLING  SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Funds investments at the time of sale.

BUYING  AND  SELLING  FUND  SHARES
================================================================================


RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists.

A Fund may delay any exchange, transfer or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Funds share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by shortterm trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as short-term trading. These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging
2. Variable insurance contract withdrawals or loans, including required minimum distributions
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor of a Fund for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under the Distribution Plan, a Fund pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Funds Class II shares average daily net assets.

Because these fees are paid out of a Funds assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS  AND  TAXES
================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL  HIGHLIGHTS
================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years (or for the period of a Fund's operations if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                                                     GVIT SMALL CAP VALUE FUND
                                                             (FORMERLY NATIONWIDE SMALL CAP VALUE FUND)
                                                                                CLASS I

                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(a)           2000            1999            1998          1997(B)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $        8.70   $        9.72   $        9.49   $        9.79   $       10.00
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                           -           (0.02)          (0.02)          (0.01)           0.01
  Net realized and unrealized gains
    (losses) on investments                           2.44            1.06            2.38           (0.29)          (0.17)
                                             --------------  --------------  --------------  --------------  --------------
      Total investment activities                     2.44            1.04            2.36           (0.30)          (0.16)
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                  -               -               -               -           (0.01)
  Net realized gains                                 (0.78)          (2.06)          (2.13)              -           (0.04)
                                             --------------  --------------  --------------  --------------  --------------
      Total distributions                            (0.78)          (2.06)          (2.13)              -           (0.05)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value            1.66           (1.02)           0.23           (0.30)          (0.21)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $       10.36   $        8.70   $        9.72   $        9.49   $        9.79
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                         28.28%          11.20%          27.84%         (3.06%)         (1.61%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $     697,860   $     280,110   $     131,929   $      50,439   $       2,069
Ratio of expenses to average net assets               1.05%           1.05%           1.05%           1.05%          1.05% (d)
Ratio of net investment income
  (loss) to average net assets                        0.04%         (0.31%)         (0.28%)         (0.21%)          0.50% (d)
Ratio of expenses to average net assets*              1.15%           1.20%           1.27%           1.33%          6.31% (d)
Portfolio turnover                                  164.87%         181.85%         270.26%         283.65%          8.38%

--------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b)  For the period from October 31, 1997 (commencement of operations) through December 31, 1997.

(c)  Not annualized.

(d)  Annualized.

================================================================================


                                                                       GVIT SMALL COMPANY FUND
                                                                 (FORMERLY NATIONWIDE SMALL COMPANY FUND)
                                                                                CLASS I

                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(a)           2000            1999            1998            1997
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       20.00   $       22.12   $       16.01   $       15.85   $       13.89
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                           -            0.02           (0.03)           0.03            0.01
  Net realized and unrealized gains
    (losses) on investments                          (1.34)           1.91            7.03            0.13            2.40
                                             --------------  --------------  --------------  --------------  --------------
      Total investment activities                    (1.34)           1.93            7.00            0.16            2.41
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.02)          (0.01)              -               -               -
  Net realized gains                                     -           (3.42)          (0.89)              -           (0.45)
  In excess of net realized gains                        -           (0.62)              -               -               -
                                             --------------  --------------  --------------  --------------  --------------
      Total distributions                            (0.02)          (4.05)          (0.89)              -           (0.45)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value           (1.36)          (2.12)           6.11            0.16            1.96
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $       18.64   $       20.00   $       22.12   $       16.01   $       15.85
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                        (6.70%)           8.90%          44.02%           1.01%          17.35%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $     743,468   $     790,607   $     542,537   $     406,569   $     343,808
Ratio of expenses to average net assets               1.20%           1.21%           1.15%           1.07%           1.11%
Ratio of net investment income
  (loss) to average net assets                        0.02%           0.06%         (0.16%)           0.21%           0.05%
Portfolio turnover                                  135.90%         163.66%         134.74%         141.27%         134.38%

-------------------------------
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.

FINANCIAL  HIGHLIGHTS
================================================================================


                                                      GVIT SMALL CAP GROWTH FUND
                                              (FORMERLY NATIONWIDE SMALL CAP GROWTH FUND)
                                                               CLASS  I

                                               YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(A)           2000          1999(B)
                                             --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       16.24   $       19.69   $       10.00
                                             --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                       (0.07)          (0.02)          (0.01)
  Net realized and unrealized gains
    (losses) on investments                          (1.69)          (3.10)          10.48
                                             --------------  --------------  --------------
      Total investment activities                    (1.76)          (3.12)          10.47
                                             --------------  --------------  --------------
DISTRIBUTIONS:
  Net realized gains                                     -           (0.31)          (0.78)
  In excess of net realized gains                        -           (0.02)              -
                                             --------------  --------------  --------------
      Total distributions                                -           (0.33)          (0.78)
                                             --------------  --------------  --------------
Net increase (decrease) in net asset value           (1.76)          (3.45)           9.69
                                             --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $       14.48   $       16.24   $       19.69
                                             ==============  ==============  ==============
Total Return                                       (10.84%)        (16.17%)        105.01% (c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $     143,982   $      93,891   $      19,541
Ratio of expenses to average net assets               1.30%           1.30%          1.30% (d)
Ratio of net investment income
  (loss) to average net assets                      (0.65%)         (0.22%)         (0.24%)(d)
Ratio of expenses to average net assets*              1.43%           1.60%          3.40% (d)
Portfolio turnover                                  124.61%         182.48%        130.98%


--------------------------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from May 1, 1999 (commencement of operations) through December 31, 1999.

(c)  Not annualized.

(d)  Annualized.

                      [This Page Left Blank Intentionally]

                      [This Page Left Blank Intentionally]

                      [This Page Left Blank Intentionally]

INFORMATION  FROM  GARTMORE  FUNDS


Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN  PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY  MAIL:

Securities  and  Exchange  Commission
Public  Reference  Section
Washington,  D.C.  20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA
THE INTERNET:

www.sec.gov

BY  ELECTRONIC  REQUEST:

publicinfo@sec.gov

THE  TRUSTS  INVESTMENT  COMPANY  ACT  FILE  NO.:  811-3213




GARTMORE  FUNDS

Gartmore  Funds
P.O.  Box  182205
Columbus,  Ohio  43218-2205

www.gartmorefunds.com

Gartmore Variable Insurance Trust                  PROSPECTUS
(formerly Nationwide(R) Separate Account Trust)    May 1, 2002


                                                   As with all mutual funds, the
                                                   Securities and Exchange
                                                   Commission has not approved
                                                   or disapproved these Funds'
                                                   shares or determined whether
                                                   this prospectus is complete
                                                   or accurate. To state
                                                   otherwise is a crime.



-    Strong GVIT Mid Cap Growth Fund
     (formerly Strong NSAT Mid Cap Growth Fund)
     (Class I and Class III Shares)

-    Dreyfus GVIT Mid Cap Index Fund
     (formerly Dreyfus NSAT Mid Cap Index Fund)
     (Class I, Class II and Class III Shares)

-    Turner GVIT Growth Focus Fund
     (formerly Turner NSAT Growth Focus Fund)
     (Class I, Class II and Class III Shares)

-    Comstock GVIT Value Fund
     (formerly Federated GVIT Equity Income Fund)
     (Class I Shares)

-    J.P. Morgan GVIT Balanced Fund
     (formerly J.P. Morgan NSAT Balanced Fund)
     (Class I Shares)

-    MAS GVIT Multi Sector Bond Fund
     (formerly MAS NSAT Multi Sector Bond Fund)
     (Class I and Class III Shares)

-    Federated GVIT High Income Bond Fund
     (formerly Federated NSAT High Income Bond Fund)
     (Class I and Class III Shares)

TABLE OF CONTENTS
================================================================================


FUND SUMMARIES

STRONG GVIT MID CAP GROWTH FUND . . . . . . . . . . . . . . . . . . . . . . .  3
(FORMERLY STRONG NSAT MID CAP GROWTH FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

DREYFUS GVIT MID CAP INDEX FUND . . . . . . . . . . . . . . . . . . . . . . .  5
(FORMERLY DREYFUS NSAT MID CAP INDEX FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

TURNER GVIT GROWTH FOCUS FUND . . . . . . . . . . . . . . . . . . . . . . . .  7
(FORMERLY TURNER NSAT GROWTH FOCUS FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

COMSTOCK GVIT VALUE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . 10
(FORMERLY FEDERATED GVIT EQUITY INCOME FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

J.P. MORGAN GVIT BALANCED FUND  . . . . . . . . . . . . . . . . . . . . . . . 12
(FORMERLY J.P. MORGAN NSAT BALANCED FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MAS GVIT MULTI SECTOR BOND FUND . . . . . . . . . . . . . . . . . . . . . . . 15
(FORMERLY MAS NSAT MULTI SECTOR BOND FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

FEDERATED GVIT HIGH INCOME BOND FUND  . . . . . . . . . . . . . . . . . . . . 18
(FORMERLY FEDERATED NSAT HIGH INCOME BOND FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Principal Investments and Techniques
Principal Risks
Temporary Defensive Positions
Multi-Management Structure

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Management's Discussion of Fund Performance
Investment Management
Multi-Management Structure

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . 36
Who can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fees
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39

ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARIES
================================================================================


This prospectus provides information about seven funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust") (formerly Nationwide Separate Account Trust). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 21. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

Certain of the Funds offer three classes of shares, Class I shares, Class II and Class III shares. This prospectus, however, provides information with respect to Class I shares of all the Funds, Class II shares for the Turner GVIT Growth Focus Fund and the Dreyfus GVIT Mid Cap Index Fund and Class III shares for all the Funds, except the Comstock GVIT Value Fund and the J.P. Morgan GVIT Balanced Fund, constituting all available classes at this time. The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 36 for more information.

Each Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust (GMF), as the Funds' investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See "Management-Multi-Management Structure" for more information.

FUND SUMMARIES - STRONG GVIT MID CAP GROWTH FUND
================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Strong GVIT Mid Cap Growth Fund seeks capital growth.

Gartmore Mutual Fund Capital Trust (GMF) has selected Strong Capital Management, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund focuses on common stocks of U.S. and foreign companies that the subadviser believes are reasonably priced and have above-average growth potential. Under normal conditions, the Fund invests a least 80% of its net assets in equity securities issued by mid capitalization companies. These are companies whose market capitalization is substantially similar to that of companies in the Russell Midcap Index at the time of investment but its portfolio can include stocks of companies of any size. The Russell Midcap(R) Index,(1) published by the Frank Russell Company, ranged between $1.6 billion and $13 billion as of May 31, 2000, which was the last time Russell updated this information publicly. The subadviser may decide to sell a stock when the company's growth prospects become less attractive. The subadviser's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. The subadviser may participate in frequent portfolio transactions, which will lead to higher transaction costs.


MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in mid cap companies. Therefore, the impact of these factors on mid cap companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

MID/SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of mid and small cap companies are usually less stable in price and less liquid than the stocks of larger companies.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but the subadviser may engage in active and frequent trading of securities if the subadviser believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 21.

---------------

1 The Russell Midcap(R) Index is a registered servicemark of the Frank Russell Company which does not sponsor and is no way affiliated with the Fund.

FUND SUMMARIES - STRONG GVIT MID CAP GROWTH FUND
================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability -of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPH OMITTED]
1998     14.60%
1999     84.80%
2000    -15.40%
2001    -30.30%

Best Quarter:    42.4%   4th Qtr. of 1999
Worst Quarter:  -33.5%   3rd Qtr. of 2001

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                                                         ONE       SINCE
                                                        YEAR  INCEPTION(2)
                                                      ------  ------------
Class I shares(1)                                    -30.31%        6.04%
Class III shares(3)                                  -30.31%        6.04%
The Russell Midcap Index(4)                          -20.15%        6.23%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operations on October 31, 1997.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class III shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 37 for more information.

4 The Russell Midcap Index is an index which measures the performance of the 800 smallest companies in the Russell 1000 Index, and represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Fund is changing the index to which it is compared to the Russell Midcap Index because this index more accurately reflects trends in market capitalizations resulting from appreciation and depreciation of the market. Unlike mutual fund returns, the Russell Midcap Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                                    CLASS I   CLASS III
                                                   --------  ----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short -Term Trading Fee
    (as a percentage of amount
    redeemed or exchanged)(2)                          None       1.00%

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                                      0.90%      0.90%
  Other Expenses(3)                                    0.27%      0.27%
=======================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES                   1.17%      1.17%

---------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                  1 Year  3 Years  5 Years  10 Years
                                  ------  -------  -------  --------
Class I                             $119     $372     $644    $1,420
Class III(1)                        $119     $372     $644    $1,420

---------------

1 The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

FUND SUMMARIES - DREYFUS GVIT MID CAP INDEX FUND
================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Dreyfus GVIT Mid Cap Index Fund's investment objective is capital appreciation.

GMF has selected The Dreyfus Corporation as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund seeks to match the performance of the Standard & Poor's MidCap 400 Index.(1)

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P MidCap 400 Index and in derivative instruments linked to the index.

The Fund attempts to have a correlation between its performance and that of the index of at least 0.95, before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.

The Fund generally invests in all 400 stocks in the S&P MidCap 400 Index in proportion to their weighting in the index. The S&P MidCap 400 Index is composed of 400 stocks of medium-size domestic and some Canadian companies with market capitalizations as of December 31, 2001 ranging between $225 million and $10.5 billion. Due to market fluctuations, the current market capitalization of the companies within the S&P MidCap 400 Index may be higher or lower over time. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The Fund may also use stock index futures as a substitute for the sale or purchase of securities.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience shortterm volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in mid cap companies. Therefore, the impact of these factors on mid cap companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

MID CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of mid cap companies are usually less stable in price and less liquid than the stocks of larger companies.

RISKS RELATED TO INDEX FUNDS. The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchase and redemption of Fund shares. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P MidCap 400 Index as closely as possible, it will tend to underperform the Index to some degree over time.

DERIVATIVES RISK. The Fund may invest in derivatives, particularly stock index futures. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counterparties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability -of the Fund's annual total returns over time and shows that Fund

---------------

1 "Standard & Poor's MidCap 400 Index" and "S&P" are trademarks of the McGraw-Hill Companies, Inc., which do not sponsor and are in no way affiliated with the Fund.

FUND SUMMARIES - DREYFUS GVIT MID CAP INDEX FUND
================================================================================


performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPH OMITTED]
1998     10.80%
1999     20.90%
2000     15.20%
2001     -1.30%

Best quarter:   18.7%   4th qtr. of 1998
Worst quarter: -16.8%   3rd qtr. of 2001

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                                                              ONE      SINCE
                                                              YEAR  INCEPTION(2)
                                                             -----  ------------
Class I shares(1)                                           -1.30%       10.54%
Class II shares(3)                                          -1.57%       10.26%
Class III shares(3)                                         -1.30%       10.54%
The S&P MidCap 400 Index(4)                                 -0.62%       13.30%

---------------

1 The existing shares of the Funds were designated Class I shares as of May 1, 2001.

2 The Fund commenced operations on October 31, 1997. Until September 27, 1999, the Fund was actively managed by three subadvisers; since that date, the Fund has been managed as an index fund, and its returns may have been affected by this change in investment strategy.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares, as described in the table below. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 37 for more information.

4 The S&P MidCap 400 Index-an unmanaged index of 400 stocks of medium- size U.S. companies-gives a broad look at how the stock prices of medium-size U.S. companies have performed. Unlike mutual funds, the S&P MidCap 400 Index does not incur expenses. If expenses were included, the actual returns of this Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                                   CLASS I  CLASS II  CLASS III
                                                   -------  --------  ---------
Shareholder Fees(1)
  (paid directly from your
  investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                                      None     None       1.00%

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees 0.50% 0.50% 0.50%
  Distribution and/or
    Service (12b-1) Fees                              None     0.25%      None
Other Expenses(3)                                     0.26%    0.26%      0.26%
===============================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES                                  0.76%    1.01%      0.76%

---------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what a you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                             1 Year  3 Years  5 Years  10 Years
                                             ------  -------  -------  --------
Class I                                         $78     $243     $422      $942
Class II                                       $103     $322     $558    $1,236
Class III(1)                                    $78     $243     $422      $942

---------------

1 The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in shortterm trading will be higher than if you hold your shares for the entire period.

FUND SUMMARIES-TURNER GVIT GROWTH FOCUS FUND
================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Turner GVIT Growth Focus Fund seeks long term capital appreciation.

GMF, the Fund's investment adviser, has chosen Turner Investment Partners, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests primarily in U.S. common stocks, American Depositary Receipts ("ADRs") and foreign companies that demonstrate strong earnings growth potential. The subadviser generally intends to be fully invested in these securities. The subadviser selects stocks that it believes have strong earnings growth potential by employing quantitative and fundamental research techniques. It invests in companies with strong earnings dynamics and sells those with deteriorating earnings prospects. The subadviser believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions, the Fund is fully invested.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

The Fund may invest in equity securities of companies of any size regardless of market capitalization, industry, sector or country of organization, therefore, it may invest in both older, more well-established companies and in smaller, emerging growth companies. The Fund is non-diversified and typically focuses its investments in a core group of 15 to 30 common stocks. While it will not concentrate its investments in any one industry, the Fund may from time to time have significant exposure to one or more sectors of the economy, such as the technology sector.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID/SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since the Fund normally uses a core portfolio of 15 to 30 stocks, this risk may be increased.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

SECTOR RISK. Companies that are generally in the same industry may be grouped together in broad categories called sectors. Sector risk is the risk that a certain sector of the economy (e.g., the health care or entertainment industry) may perform differently than other sectors or the market as a whole. As the subadviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector and the value of the Fund's investments may be more volatile than other funds that invest in a broader range of securities across different sectors.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

FUND SUMMARIES - TURNER GVIT GROWTH FOCUS FUND
================================================================================


PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but the subadviser may engage in active and frequent trading of securities if it believes doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 21.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The annual total return shown in the bar does not include charges that will be imposed by variable annuity contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURN-CLASS I SHARES(1):

[GRAPH OMITTED]

Best quarter:   21.3%   4th qtr. of 2001
Worst quarter: -39.0%   4th qtr. of 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                                                             ONE      SINCE
                                                             YEAR   INCEPTION(2)
                                                           -------  ------------
Class I shares(1)                                          -39.03%       -48.93%
Class II shares(3)                                         -39.23%       -49.06%
Class III shares(3)                                        -39.03%       -48.93%
Russell 1000 Growth Index(4)                               -20.42%       -29.48%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operations on June 30, 2000.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares, as described in the table below. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 37 for more information.

4 The Russell 1000 Growth Index is an unmanaged index of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of expenses. If expenses were included, the actual returns of this Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                                    CLASS I  CLASS II  CLASS III
                                                    -------  --------  ---------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                                      None      None       1.00%

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                                     0.85%     0.85%      0.85%
  Distribution and/or
    Service (12b-1) Fees                              None      0.25%      None
  Other Expenses(3)                                   0.43%     0.43%      0.43%
================================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES(4)                               1.28%     1.53%      1.28%

---------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

4 GMF has agreed to waive management fees and, if necessary, to reimburse the Fund for the cost of "Other Expenses" so that operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) will not exceed 1.35% for the Class I and Class III shares and 1.60% for the Class II shares. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitation

================================================================================


     noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first three years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 Year  3 Years  5 Years  10 Years
                                             ------  -------  -------  --------
Class I                                        $130     $406     $702    $1,545
Class II                                       $156     $483     $834    $1,824
Class III(1)                                   $130     $406     $702    $1,545

---------------

1 The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

FUND SUMMARIES - COMSTOCK GVIT VALUE FUND
                 (FORMERLY FEDERATED GVIT EQUITY INCOME FUND)
================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Comstock GVIT Value Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

GMF has selected Van Kampen Asset Management Inc. (VKAM) as a subadviser to manage the Fund's portfolio on a day-to-day basis. Under normal market conditions, VKAM seeks to achieve the Fund's investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Fund emphasizes a value style of investing, seeking wellestablished, undervalued companies believed by VKAM to possess the potential for capital growth and income. VKAM generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund may invest in issuers of small-, medium-, or large-sized companies.

Portfolio securities are typically sold when VKAM's assessments of the capital growth and income potential of such securities materially change and factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes.

Until June 3, 2002, under normal conditions, the Fund invests at least 80% of its net assets in equity securities such as common stocks and convertible preferred stocks that are convertible into common stock. Primarily these will be income producing securities of U.S. and foreign companies. After June 3, 2002, as shareholders were previously notified, the Fund will no longer be required to meet this condition.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID/SMALL CAP RISK. To the extent the Fund invests in securities of medium size or small companies, these investments may be riskier than investments in larger, more established companies. The stocks of medium size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

DERIVATIVES RISK. The Fund may invest in derivatives. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counterparties to overthe- counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 21.

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPH OMITTED]
1998      15.10%
1999      18.50%
2000     -10.60%
2001     -12.20%

Best quarter:   16.2%   4th qtr. of 1998
Worst quarter: -13.8%   4th qtr. of 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                                                        ONE      SINCE
                                                        YEAR   INCEPTION(2)
                                                      -------  ------------
Class I shares(1)                                     -12.15%        2.09%
The S&P 500 Index(3)                                  -11.88%        7.02%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2002) when the Fund's previous subadviser managed the Fund.

3 The Standard & Poor's 500 Index-an unmanaged index of 500 widelyheld stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

FEES AND EXPENSES-CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)                              None

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                                                   0.79%
  Other Expenses(2)                                                 0.28%
=========================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.07%

---------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                             1 Year  3 Years  5 Years  10 Years
                                             ------  -------  -------  --------
Class I                                        $109     $340     $590    $1,306

FUND SUMMARIES - J.P. MORGAN GVIT BALANCED FUND
================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The J.P. Morgan GVIT Balanced Fund seeks a high total return from a diversified portfolio of equity and fixed income securities.

GMF has selected J.P. Morgan Investment Management Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund, under normal circumstances, invests at least 50% of its net assets in equity securities and 30% of its net assets in fixed income securities (including U.S. government, corporate, mortgage-backed and asset-backed securities). The equity securities held by the Fund generally are common stocks of large and medium sized companies included in the S&P 500 Index.

The fixed income securities held by the Fund will generally be investment grade securities, or unrated securities of comparable quality, although a portion of the Fund's fixed income securities will be invested in securities rated below investment grade (commonly known as junk bonds). All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by Fund management to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Investment grade securities are taxable debt securities, including corporate bonds and other debt instruments, that have been rated within the four highest rating categories by a nationally recognized rating agency, such as Standard & Poor's Rating Group or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higherrated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

The Fund may also invest a portion of its fixed income securities in emerging markets debt.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities owned by the Fund. These risks are particularly strong for junk bonds and other lower rated securities.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than

================================================================================


investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

- increased price sensitivity to changing interest rates and to adverse economic and business developments
-    greater risk of loss due to default or declining credit quality
- greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due
- negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

PREPAYMENT AND EXTENSION RISK. The issuers of mortgage-backed and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage- and assetbacked securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can also make the price and yield of mortgage- and asset-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Extension risk is the risk that payments of principal may occur later than expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with investments in U.S. companies. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks increase when investing in issuers located in emerging markets.

PORTFOLIO TURNOVER RISK. The subadviser may engage in active and frequent trading of securities if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability -of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPH OMITTED]
1998      8.10%
1999      0.90%
000      -0.30%
2001     -3.80%

Best Quarter:    6.9%   1st qtr. of 1998
Worst Quarter:  -7.9%   3rd qtr. of 2001

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                                                            ONE       SINCE
                                                            YEAR   INCEPTION(2)
                                                          -------  ------------
Class I shares(1)                                          -3.77%         1.45%
The S&P 500 Index(3)                                      -11.88%         7.02%
The Lehman Brothers Aggregate Bond Index(3)                 8.44%         6.97%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2000) when the Fund's previous subadviser managed the Fund.

FUND SUMMARIES - J.P. MORGAN GVIT BALANCED FUND
================================================================================


3 The Standard & Poor's 500 Index-an unmanaged index of 500 widely-held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not include expenses. If these Indices included expenses, their returns would be lower. The Fund contains both equity and fixed income securities in its portfolio. As a result, the Fund's performance should be compared to both indices together rather than to any one index individually.

FEES AND EXPENSES-CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)                                  None

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                                                      0.74%
  Other Expenses(2)                                                    0.27%
============================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES                                   1.01%

---------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell of your all shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                         1 Year  3 Years  5 Years  10 Years
                                         ------  -------  -------  --------
Class I                                    $103     $322     $558    $1,236

FUND SUMMARIES-MAS GVIT MULTI SECTOR BOND FUND
================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The primary objective of the MAS GVIT Multi Sector Bond Fund is to seek above average total return over a market cycle of three to five years.

GMF has selected Morgan Stanley Investments LP as a subadviser to manage the Fund's portfolio on a day-to-day basis. Under normal conditions, the Fund invests at least 80% of its net assets in fixed income securities. The Fund invests in a diversified portfolio of U.S. and foreign fixed income securities, including high yield securities (commonly referred to as "junk bonds") and emerging markets securities. The subadviser will use futures, swaps and other derivatives in managing the Fund.

The subadviser determines the Fund's overall maturity and duration targets and sector allocations. The portfolio managers then select particular securities for the Fund in various sectors within those overall guidelines. The subadviser may increase or decrease the Fund's exposure to interest rate changes based on its outlook for the economy, interest rates and inflation. The Fund invests varying amounts in U.S. and foreign securities (including emerging market securities), and investment grade and high yield securities, based on the subadviser's perception of their relative values.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. These risks are particularly strong for junk bonds and other lower rated securities.

PREPAYMENT AND EXTENSION RISK. The issuers of mortgage-backed and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can also make the price and yield of mortgage- and asset-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Extension risk is the risk that payments of principal may occur later than expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since the countries may have unstable governments, more volatile currencies and less established markets.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counterparties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

FUND SUMMARIES - MAS GVIT MULTI SECTOR BOND FUND
================================================================================


LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments
-    Greater risk of loss due to default or declining credit quality
- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due
- Negative market sentiment towards high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

PORTFOLIO TURNOVER RISK. The subadviser may engage in active and frequent trading of securities if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPH OMITTED]
1998     2.60%
1999     1.60%
2000     5.60%
2001     4.20%

Best Quarter:   2.6%   4th qtr. of 1998
Worst Quarter: -2.0%   3rd qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                                                             ONE     SINCE
                                                             YEAR  INCEPTION(2)
                                                            -----  ------------
Class I shares(1)                                           4.19%         3.61%
Class III shares(3)                                         4.19%         3.61%
Lehman Brothers Aggregate
  Bond Index(4)                                             8.44%         6.97%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2000) when the Fund's previous subadviser managed the Fund.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class III shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 37 for more information.

4 The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers Aggregate Bond Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

================================================================================


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                                              CLASS I  CLASS III
                                                             --------  ---------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                                                None       1.00%

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                                               0.75%      0.75%
  Other Expenses(3)                                             0.27%      0.27%
================================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.02%      1.02%

---------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                             1 Year  3 Years  5 Years  10 Years
                                             ------  -------  -------  --------
Class I                                        $104     $325     $563    $1,248
Class III(1)                                   $104     $325     $563    $1,248

---------------

1 The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

FUND SUMMARIES - FEDERATED GVIT HIGH INCOME BOND FUND
================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Federated GVIT High Income Bond Fund seeks to provide high current income.

GMF has selected Federated Investment Counseling as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund provides exposure to the high-yield, lower-rated corporate bond market. Under normal conditions, the Fund invests at least 80% of its net assets in corporate bonds that are considered below investment grade. There is no minimum acceptable rating for a security to be purchased or held in the Fund's portfolio.

The subadviser actively manages the Fund's portfolio, seeking to realize the potentially higher returns of high yield bonds by minimizing default risk and other risks through security selection and diversification. Some of the fixed income securities may be convertible into stock of the issuer or otherwise react more closely to movements of the stock market rather than the bond market.

The methods by which the subadviser attempts to reduce the risks involved in lower-rated securities include:

- Credit Research. The subadviser performs its own credit analysis in addition to using rating agencies and other sources, and may have discussions with the issuer's management or other investment analysts regarding issuers. The subadviser performs a credit- intensive, fundamental analysis of the financial records of an issuer which focuses on the financial condition of high yield issuers. In selecting a portfolio security, the subadviser also analyzes the issuer's business and product strength, competitive position and responsiveness to changing business and market conditions, management expertise, and financial condition and anticipated cash flow and earnings to assess whether the security's risk is commensurate with its potential return. In evaluating an issuer, the subadviser places special emphasis on the estimated current value of the issuer's assets rather than its historical cost.
- Diversification. The subadviser invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.
- Economic Analysis. The subadviser analyzes current developments and trends in the economy and in the financial markets.

Sell decisions occur when the subadviser's fundamental outlook changes or when its fundamental outlook differs from consensus as determined by over- (or under-) valuation in the marketplace. In both cases, fundamental analysis drives the sell process.

The fixed income securities that the Fund purchases include corporate debt securities, zero coupon securities, convertible securities and preferred stocks. The Fund may also invest in fixed income securities of issuers based outside the U.S.; however, the securities of foreign issuers in which the Fund invests are primarily traded in the U.S. and are denominated in U.S. dollars.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities owned by the Fund. These risks are particularly strong for junk bonds or other lower-rated securities.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tends to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments

-    Greater risk of loss due to default or declining credit quality

================================================================================


- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due

- Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

FOREIGN RISK. To the extent that the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

CALL RISK. Call risk is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or other less favorable characteristics.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning page 21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPH OMITTED]
1998      5.80%
1999      3.20%
2000     -8.30%
2001      4.20%

Best Quarter:    6.7%   4th qtr. of 2001
Worst Quarter:  -6.6%   4th qtr. of 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                                                             ONE      SINCE
                                                             YEAR   INCEPTION(2)
                                                           -------  ------------
Class I shares(1)                                            4.22%         1.58%
Class III shares(3)                                          4.22%         1.58%
Lehman Brothers High Yield Index(4)                          5.28%         1.24%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operation on October 31, 1997.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class III shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short- Term Trading Fees" on page 37 for more information.

4 The Lehman Brothers High Yield Index-an unmanaged index of bonds that are rated below investment grade-gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers High Yield Index does not include expenses. If this Index included expenses, the actual returns of this Index would be lower.

FUND SUMMARIES - FEDERATED GVIT HIGH INCOME BOND FUND
================================================================================


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                                              CLASS I  CLASS III
                                                              -------  ---------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                                                None       1.00%

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                                               0.75%      0.75%
  Other Expenses(3)                                             0.28%      0.28%
================================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.03%      1.03%

---------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance policies when the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                              1 Year  3 Years  5 Years  10 Years
                                              ------  -------  -------  --------
Class I                                         $105     $328     $569    $1,259
Class III(1)                                    $105     $328     $569    $1,259

---------------

1 The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in shortterm trading will be higher than if you hold your shares for the entire period.

MORE ABOUT FUNDS
================================================================================


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Funds including the Funds' other investment techniques. To obtain copy of the SAI, see the back cover.

GROWTH AND VALUE STOCKS (ALL FUNDS EXCEPT MULTI SECTOR BOND AND HIGH INCOME
BOND). Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock's price may be more directly linked to market developments than a value stock's price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

PREFERRED STOCK (HIGH INCOME BOND, COMSTOCK). Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends usually must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks generally do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are usually subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES (COMSTOCK, HIGH INCOME BOND). Convertible securities-also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

ZERO COUPON SECURITIES (HIGH INCOME BOND). Zero coupon securities pay no interest during the life of the security, and are issued by a wide variety of corporate and governmental issuers. Certain zero coupon securities are sold at a deep discount.

Zero coupon securities may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than the value of bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero coupon securities are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, a Fund may be required to make distributions to shareholders and may have to sell some of its assets at inappropriate times in order to generate cash to make distributions.

FLOATING AND VARIABLE RATE SECURITIES (BALANCED, MULTI SECTOR BOND, HIGH INCOME
BOND). Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), but the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating- or variable-

MORE ABOUT THE FUNDS
================================================================================


rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that the principal amount will be repaid prior to the stated maturity and that the repaid principal will be reinvested when the market is offering lower interest rates, reducing a Fund's income. A Fund will only purchase floating-and variable-rate securities of the same quality as the securities it would otherwise purchase.

U.S. GOVERNMENT SECURITIES (BALANCED, MULTI SECTOR BOND). These securities include Treasury bills, notes, and bonds, securities issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States
-    The Federal Home Loan Banks
-    The Federal National Mortgage Association (FNMA)
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC)
-    The Federal Farm Credit Banks.

There is virtually no credit risk with U.S. government securities which are issued and backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts). However, some securities issued by U.S. government agencies are only backed by the issuing agency, and do contain some credit risk. In addition, neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayment and other factors may affect the value of these securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. (BALANCED, MULTI SECTOR BOND). U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage passthrough securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by U.S. government agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed security will be paid off sooner than anticipated. Reinvesting the returned principal when the market is offering lower interest rates would reduce the Fund's income. Prepayment risk also means the possibility of losing principal as a result of faster than anticipated prepayments of securities purchased at a premium. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as the subadviser expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate, credit and prepayment risks like mortgage-backed securities.

DERIVATIVES (MID CAP INDEX, COMSTOCK, MULTI SECTOR BOND). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

SOVEREIGN DEBT (MULTI SECTOR BOND). Sovereign debt includes:
- Fixed income securities issued or guaranteed by foreign governments and governmental agencies
- Fixed income securities issued by government owned, controlled or sponsored foreign entities
- Debt securities issued by entities created to restructure the fixed income securities issued by any of the above issuers
- Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external debt
- Participations in loans between foreign governments and financial institutions
- Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or

================================================================================


     financially supported by the national governments of one or more countries to promote reconstruction or development.

SHORT SALES. (GROWTH FOCUS). In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

DEPOSITARY RECEIPTS (GROWTH FOCUS). The Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts
(ADRs). ADRs may not necessarily be denominated in the same currency as the underlying securities which they represent. In addition, the issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of securities issued by a foreign corporation. ADRs which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PRINCIPAL RISKS

SMALL CAP RISK (MID CAP GROWTH, COMSTOCK, GROWTH FOCUS).
Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

-    lack depth of management
-    lack a proven track record
-    be unable to generate funds necessary for growth or development
- be developing or marketing new products or services for which markets are not yet established and may never become established
-    market products or services which may become quickly obsolete.

Certain small cap companies in which the Funds invest are in the technology related and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap companies in other industries. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


FOREIGN RISK (MID CAP GROWTH, GROWTH FOCUS, MULTI SECTOR BOND, HIGH INCOME BOND, COMSTOCK). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chance that a Fund may lose money.

COUNTRY-General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes or other taxation issues and certain custody and settlement risks.

FOREIGN MARKETS-A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. The factors can reduce the amount the Fund can earn on its investments.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS -Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

CURRENCY-Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will

MORE ABOUT THE FUNDS
================================================================================


affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends out to its shareholders.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each Fund, except for the Dreyfus GVIT Mid Cap Index Fund, may hold up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives and may miss potential market upswings.

MANAGEMENT
================================================================================


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2001. This discussion provides an overview of the economy and how it affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers.

STRONG GVIT MID CAP GROWTH FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001, the Strong GVIT Mid Cap Growth Fund returned -30.31% versus -20.15% for its benchmark, the Russell MidCap Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The year 2001 was a difficult one for growth stock investors and for the Fund. In essence, 2001 could be categorized as a tug of war between aggressive Federal Reserve policy and economic uncertainty, which was exacerbated by the events of Sept. 11. Fortunately, signs of relative normalcy began to emerge during the fourth quarter.

At this juncture, signs of an economic recovery continue to build. Almost incredibly, consumer spending never really faded, despite persistent fears and uncertainty about the negative impact of corporate layoffs and the sadness triggered by the terrorist attacks.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

The move to a more aggressive interest-rate policy led us to shift our sector weightings. Although our move was slightly premature, we gradually increased our weighting in energy stocks as prospects for OPEC production cuts and a more balanced demand/supply situation began to take hold. In addition, we gradually reduced our weighting in defensive healthcare issues. Although earnings quality is a scarce commodity during an economic downturn, the valuations of many leading portfolio companies in the health-care sector had become too rich in our view. We also gradually increased our exposure to retailers, most notably specialty retailers.

Throughout the year, we gradually increased the Fund's technology exposure. Our increased weightings in this area were probably one to two quarters ahead of an actual fundamental turn, which detracted from shorter- term performance. However, the Fund's investments in data storage and data transport companies reflect our belief that these areas remain spending priorities and will be among the first technology segments to benefit from an economic rebound. Similarly, with electronic component inventories in better shape, the prospects for an inventory restocking cycle continue to build. This should have a positive impact on the operating results of several semiconductor manufacturers that the Fund currently holds.

Note: Portfolio composition is subject to change.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE?

Although the magnitude of economic and corporate profit recovery is difficult to ascertain, earnings should improve as compared to 2001, valuations are more reasonable, and inflation is well contained. With this as a backdrop, it should be only a matter of time before the U.S. economy and overall corporate earnings growth begin to recover. This should lead the market higher, since earnings growth drives stock prices. Of course, negative risks still remain. Another terrorist attack or economic shock is possible. But, risks never cease to exist. What changes is investor appreciation of the risks. The recent successes in the war against terrorism and signs of an economic recovery point to better times ahead, particularly for growth stocks. Historically, growth stocks have tended to lead all other sectors out of a sluggish economic environment, and we expect the market to follow this trend.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
              STRONG GVIT MID CAP GROWTH FUND (CLASS I SHARES) AND
                     THE S&P/BARRA MID CAP 400 GROWTH INDEX
                        AND THE RUSSELL MIDCAP INDEX(1),(2),(3)

                                [GRAPH OMITTED]

            S&P/BARRA Mid Cap 400 Growth Index  Russell Midcap Index  Mid Cap Growth Fund
            ----------------------------------  --------------------  -------------------
10/31/1997                               10000                 10000                10000
12/31/1997                               10197                 10520                10220
12/31/1998                               13750                 11582                11710
12/31/1999                               17703                 13694                21636
12/31/2000                               19324                 14823                18309
12/31/2001                               17784                 11836                12760

                 STRONG GVIT MID CAP GROWTH FUND-CLASS I SHARES
                          Average Annual Total Return
                        Periods ended December 31, 2001


                                                          1 Year  Life(4)
                                                         -------  -------
Class I shares                                           -30.31%    6.04%
Class III shares(5)                                      -30.31%    6.04%

---------------

1 The calculations in the graph assume reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

MANAGEMENT
================================================================================


2 The Russell Midcap Index is an index which measures the performance of the 800 smallest companies in the Russell 1000 Index, and represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Fund is changing the index to which it is compared from the S&P/Barra MidCap 400 Index to the Russell Midcap Index because this index more accurately reflects trends in market capitalizations resulting from appreciation and depreciation of the market. Unlike mutual fund returns, the Russell Midcap Index does not include expenses. If expenses were included, the actual returns of this index would be lower.

3 The S&P/Barra MidCap 400 Growth Index-an unmanaged index of companies in the S&P 400 MidCap Index whose stocks have higher price-tobook ratios-gives a broad look at how the prices of growth style stocks of medium-size U.S. companies have performed. Unlike mutual funds, the S&P/Barra MidCap 400 Growth Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

4    The Strong GVIT Mid Cap Growth Fund commenced operations October 31, 1997.

5 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class III shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 37 for more information.

Past performance is not predictive of future performance.

DREYFUS GVIT MID CAP INDEX FUND

HOW DID YOUR FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the calendar year ended Dec. 31, 2001, the Dreyfus GVIT MidCap Index Fund returned -1.30% versus -0.62% for its benchmark, the S&P MidCap 400 Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE PORTFOLIO'S
PERFORMANCE?
As an index fund, the Fund closely tracked the return of the S&P MidCap 400 Index for the year ended Dec. 31, 2001. The primary difference between the Fund's performance and the Index's performance was the effect of Fund expenses and trading costs.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM
PERFORMANCE?

Among the top-performing industries in the Index were retail, recreational products and regional banks. The top-performing securities for the year were Activision, Inc.; Storage Technology Corp.; Airgas, Inc.; GTECH Holdings Corp.; and Williams-Sonoma, Inc. Among the worstperforming industries in the index were oilfield services, electric utilities and biotechnology. The worst-performing securities were TranSwitch Corp.; Newport Corp.; TriQuint Semiconductor Inc.; Macromedia Inc.; and Powerwave Technologies.

Note: Portfolio composition is subject to change.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE?

There were no significant changes for the year. The Fund is designed to passively replicate the middle-capitalization U.S. equity market as represented by the S&P MidCap 400 Index. The Fund utilizes a strategy of full replication, which entails holding each stock in direct proportion to its weight in the Index. S&P MidCap 400 Index futures are used to efficiently manage cash flows.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
              DREYFUS GVIT MID CAP INDEX FUND (CLASS I SHARES) AND
                          THE S&P MIDCAP 400 INDEX(1),(2)

                                [GRAPH OMITTED]

                      S&P Mid Cap 400 Index  Mid Cap Index Fund
                      ---------------------  ------------------
          10/31/1997                  10000               10000
          12/31/1997                  10541                9964
          12/31/1998                  12553               11041
          12/31/1999                  14406               13351
          12/31/2000                  16928               15361
          12/31/2001                  16823               15181

                        DREYFUS GVIT MID CAP INDEX FUND(3)
                          Average Annual Total Return
                        Periods ended December 31, 2001

                                                        1 Year  Life(4)
                                                        ------  -------
Class I shares                                          -1.30%   10.54%
Class II shares(5)                                      -1.57%   10.26%
Class III shares(5)                                     -1.30%   10.54%

---------------

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The S&P MidCap 400 Index-an unmanaged index of 400 stocks of medium- size U.S. companies and some Canadian companies-gives a broad look at how the stock prices of medium-size U.S. companies have performed. Unlike mutual funds, the S&P MidCap 400 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3 The performance shown includes performance for a period (prior to September 27, 1999) when the Fund had a subadviser other than the Fund's current subadviser.

4    The Dreyfus GVIT Mid Cap Index Fund commenced operations October 31, 1997.

5 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 37 for more information.

Past performance is not predictive of future performance.

================================================================================


TURNER GVIT GROWTH FOCUS FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001 the Turner GVIT Growth Focus Fund returned -39.03% versus -20.42% for its benchmark, the Russell 1000 Growth Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The year was one of the most brutal in history for growth stocks. The weakness in growth stocks reflected investors' belief that the earnings prospects of growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard.

The Fund's performance pattern was typical of that of our other Turner growth-stock funds, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which fall precipitiously in bear markets.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

Our technology holdings detracted most from performance by far; they were richly priced and thus fell the most, more than the technology sector as a whole. Specifically, they declined 46%, versus a 26% drop by the Index's technology sector. In general, technology stocks, constituting 50% of the Fund's portfolio, were pounded due to investor worries about a spate of weak earnings reports, abruptly curtailed capital spending for hardware and software, and an intense skepticism about technology companies' earnings rebounding anytime soon.

The Fund was relatively heavily invested in technology, because we think tech companies have the strongest long-term earnings prospects. As we see it, pricing power is now weak, so companies will have to increase their sales volumes (instead of their prices) in an effort to boost earnings. In general, those companies that increase their sales volumes most successfully will be the companies that most effectively apply technology to innovate, boost productivity, and temper costs and prices, which should in turn drive demand for tech products and services.

Note: Portfolio composition is subject to change.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE?

We believe the stock market bottomed last September. Since the stock market has historically bottomed three to nine months before the economy improves, we think that it has begun to reflect better times ahead. Going forward, we continue to emphasize stocks of companies that we think have the strongest earnings prospects, especially those that do well after the initial stage of an economic upswing, such as companies that provide data storage, enterprise software, electronic manufacturing, wireless communications, and financial transaction processing companies.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                        TURNER GVIT GROWTH FOCUS FUND AND
                        THE RUSSELL 1000 GROWTH INDEX(1),(2)

                                [GRAPH OMITTED]

                      Russell 1000 Growth Index  Turner NSAT Growth Focus Fund
                      -------------------------  -----------------------------
          6/30/2000                       10000                          10000
          12/31/2000                       7442                           5970
          12/31/2001                       5922                           3640

                          TURNER GVIT GROWTH FOCUS FUND
                             Aggregate Total Return
                        Periods ended December 31, 2001

                                                                1 Year  Life(3)
                                                               -------  -------
Class I shares                                                 -39.03%  -48.93%
Class II shares(4)                                             -39.23%  -49.06%
Class III shares(4)                                            -39.03%  -48.93%

---------------

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000 Index, with higher price-to-book ratios and lower forecasted growth values. Unlike mutual fund returns, the Russell 1000(R) Growth Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Turner GVIT Growth Focus Fund commenced operations June 30, 2000.

4 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 37 for more information.

Past performance is not predictive of future performance.

MANAGEMENT
================================================================================


COMSTOCK GVIT VALUE FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended December 31, 2001, the Comstock GVIT Value Fund returned -12.15% versus -11.88% for its benchmark, the S&P 500 Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The year 2001 was a highly volatile one and quite negative for stocks. After an initial boost with an early-year surprise rate cut by the Federal Reserve, the bear market commenced in earnest. The broad economy weakened throughout the year, and the United States was declared to be in a recession. The Federal Reserve aggressively reduced short-term interest rates throughout the year. Then, on Sept. 11, America was attacked, causing the U.S. financial markets to close for four days. After the stock market reopened, each of the major indexes fell to new lows for the current bear market.

The Federal Reserve diligently continued to provide the market with much-needed liquidity. According to Bank of America, money growth is now the most rapid since 1983. Even as the unemployment rate rose, the consumer proved far more resilient than had been expected. Their purchasing power was fueled by rebate checks, falling energy prices, and falling interest rates that caused a surge in mortgage refinancing and zero-interest automobile financing. The housing industry reported a record year in 2001.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

The Fund's more conservative style and use of convertible securities helped significantly during the market's downturn. However, the Fund underperformed during the fourth quarter, largely due to its relatively conservative technology holdings, which did not participate as fully in the S&P 500 Index's fourth-quarter rally.

For the second consecutive year, the technology sector provided the largest negative contribution to the S&P 500 Index, down 26.41%. The utility sector fell 30.72%, the worst absolute decline, but this sector only represents 3.63% of the weight of the S&P 500 Index, compared to technology's weight of 18.31%. For the year, the Fund's technology holdings greatly outperformed the S&P 500 Index's technology sector. The Fund's best-performing holdings were in the defensive consumer staples sector.

Note: Portfolio composition is subject to change.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE?

Early in the new year, there are many reasons to feel positive about the economy and the market. Many observers believe that the recession is nearly over, and after a reasonably lengthy bear market, stocks appear to be much more reasonably valued. The Fund is positioned to enjoy a return to a positive market.

We continue to maintain the high quality of the Fund by holding common stocks of market-leading companies and convertible securities of which the lion's share are rated investment-grade.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                  COMSTOCK GVIT VALUE FUND (CLASS I SHARES) AND
                             THE S&P 500 INDEX(1),(2),(3)

                                [GRAPH OMITTED]

                         S&P 500 Index  Equity Income Fund
                         -------------  ------------------
             10/31/1997          10000               10000
             12/31/1997          10642               10177
             12/31/1998          13683               11717
             12/31/1999          16565               13884
             12/31/2000          15057               12409
             12/31/2001          13268               10901

                       COMSTOCK VALUE FUND-CLASS I SHARES
                          Average Annual Total Return
                        Periods ended December 31, 2001

                                                                 1 Year  Life(4)
                                                                -------  -------
Class I shares                                                  -12.15%    2.09%

---------------

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Standard & Poor's 500 Index-an unmanaged index of 500 widelyheld stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not include expenses. If expenses were deducted, the actual returns of this Index would be lower.

3 The performance shown includes performance for a period (prior to May 1, 2002) when the Fund had a subadviser other than the Fund's current subadviser.

4    The Comstock GVIT Value Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

MANAGEMENT
================================================================================


J.P. MORGAN GVIT BALANCED FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001, the J.P. Morgan GVIT Balanced Fund returned -3.77% versus -3.72% for its benchmark, 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

In 2001, the broad market fell into negative territory for the second year in a row-the first time in more than 25 years.

The economy fell into recession, and disappointing corporate earnings announcements plagued the markets. The Federal Reserve attempted to abate the economic decline by easing interest rates an unprecedented 11 times, bringing the Fed Funds rate to the lowest level in 40 years, 1.75%.

A number of high-profile events, some company-specific, caused certain stocks and sectors to dramatically underperform. Examples included Enron Corp.'s bankruptcy, Providian Financial's collapse, pharmaceuticals companies' weak product pipelines, and the telecommunications sector cash flow crunch. Cyclical sectors such as retail and basic materials responded to the Federal Reserve's aggressive action to boost the economy, partially offsetting the poor showing of other areas. In addition, the U.S. consumer showed remarkable resilience during the year, providing support to consumer-oriented sectors

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

While the turbulent equity markets of 2001 provided a challenging backdrop, the Fund outperformed the benchmark for the year. The outperformance was driven by robust stock selection throughout the portfolio; stock picking added value in 15 of 19 sectors. An underweight position in Enron Corp. (-98.8%) was the largest contributor to performance as the company became the largest bankruptcy in U.S. history. However, an overweighted position in Providian Financial Corp. (+93.4%) hurt performance as the sub-prime lending category suffered from lower-than-expected fees and finance charges, and larger-than-expected credit losses.

Within the fixed-income portion, the portfolio maintained a long duration (measure of interest-rate sensitivity) position throughout 2001. After being underweight in the corporate sector for almost all of last year, we added to our holdings in late December when corporate bonds offered strong relative value. We took advantage of the wider yield spreads and increased our positions.

Note: Portfolio composition is subject to change

WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE?

The economy continues to show signs of stabilization as initial jobless claims, consumer confidence and industrial surveys have improved significantly from fall levels. However, statistics of actual economic activity continue to reveal a fragile economy. Continued support from monetary policy during the coming months will be crucial in enabling the economy to begin a sustainable recovery. As always, our strategy will continue to focus on identifying relative value within sectors based on companies' longer-term earnings prospects.

          COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE J.P.
            MORGAN GVIT BALANCED FUND (CLASS I SHARES), THE S&P 500
            INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX(1),(2),(3)

                                [GRAPH OMITTED]

                   Balanced Fund  LB Aggr. Bond  S&P 500
                   -------------  -------------  -------
                   10000                  10000    10000
                   10146                  10147    10642
                   10965                  11030    13683
                   11060                  10936    16565
                   11021                  12208    15057
                   10617                  13238    13268

                  J.P. MORGAN GVIT BALANCED FUND-CLASS I SHARES
                          Average Annual Total Return
                        Periods ended December 31, 2001

                                                                1 Year  Life(4)
                                                                ------  -------
Class I shares                                                  -3.77%    1.45%

---------------

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Standard & Poor's 500 Index-an unmanaged index of 500 widelyheld stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not include expenses. If expenses were included, the actual returns of these Indices would be lower. The Fund contains both equity and fixed income securities in its portfolio. As a result, the Fund's performance should be compared to both indices together rather than to any one index individually.

3 The performance shown includes performance for a period (prior to May 1, 2000) when the Fund had a subadviser other than J.P. Morgan Investment Management Inc.

4    The J.P. Morgan GVIT Balanced Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

MANAGEMENT
================================================================================


MAS GVIT MULTI SECTOR BOND FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001, the MAS GVIT Multi Sector Bond Fund returned 4.19% versus 8.44% for its benchmark, the Lehman Brothers Aggregate Bond Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

The Fund's 2001 performance reflected very strong relative returns from U.S. investment-grade fixed-income and emerging market debt sectors. These gains were offset by below-Index returns from the U.S. high-yield and international investment-grade sectors. The strong U.S. investment-grade sector returns resulted from a combination of factors, including the positive effects of narrowing yield spreads on most corporate and mortgage-backed securities, our decision to overweight corporates and mortgages and exclude Treasuries, and strong security selection in these sectors.

In the emerging market debt sector, the relative outperformance is attributed largely to minimizing exposure to Argentine debt, which deteriorated throughout the year. Our high-yield debt returns also suffered due to our overweight position in telecommunication securities, which declined during the period, while our international sector holdings lagged, largely due to the effects of the strong U.S. dollar.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

U.S. investment-grade securities represented 62% of the Fund at the start of 2002 (versus a 50% index weight) with a continued emphasis on longer-maturity corporate issues and agency mortgage-backed securities. U.S. Treasury holdings are underweighted. High-yield debt holdings were 19% (versus a 15% Index weight) and international investment-grade securities were 8% (versus a 25% Index weight).

Note: Portfolio composition is subject to change.

WHAT IS YOUR VIEW OF THE FUND'S POSITION FOR THE FUTURE?

Our analysis in 2002 indicates that the best relative value among global fixed-income markets is in U.S. investment-grade corporate bonds with longer maturities. While the end of the Federal Reserve's "easing" cycle will reduce economic stimulus, we nevertheless view the expected economic recovery as generally benefiting high-quality corporate debt relative to U.S. Treasuries. Mortgage-backed securities are viewed to be fair value and are neutrally weighted. After several years of difficult conditions among high-yield issuers, particularly telecommunications, we believe the high-yield sector represents good value. The recent large monetary and fiscal stimulus actions will bring the economy back to normal growth, benefiting many high-yield issuers.

International debt holdings remain significantly underweighted, based on relative value considerations. However, emerging market debt is neutrally weighted, because we believe that economic recovery should revive exports from emerging countries. Generally, we continue to find many relative value opportunities in fixed-income markets and have positioned the portfolio to capture this value in the coming year.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
              MAS GVIT MULTI SECTOR BOND FUND (CLASS I SHARES) AND
                  THE LEHMAN BROTHERS AGGREGATE BOND INDEX(1),(2),(3)

                                [GRAPH OMITTED]

                         LBAB Index  Multi Sector Bond Fund
                         ----------  ----------------------
             10/31/1997       10000                   10000
             12/31/1997       10140                   10100
             12/31/1998       10257                   10370
             12/31/1999       10936                   10528
             12/31/2000       12208                   11123
             12/31/2001       13238                   11589

                        MAS GVIT MULTI SECTOR BOND FUND
                          Average Annual Total Return
                        Periods ended December 31, 2001

                                                                1 Year  Life(4)
                                                                ------  -------
Class I shares                                                   4.19%    3.61%
Class III shares(5)                                              4.19%    3.61%

---------------

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers Aggregate Bond Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3 The performance shown includes performance for a period (prior to May 1, 2000) when the Fund had a subadviser other than Morgan Stanley Investments, LP.

4    The MAS GVIT Multi Sector Bond Fund commenced operations October 31, 1997.

5 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class III shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 37 for more information.

Past performance is not predictive of future performance.

================================================================================


FEDERATED GVIT HIGH INCOME BOND FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001, the Federated GVIT High Income Bond Fund returned 4.22% versus 5.28% for its benchmark, the Lehman Brothers High Yield Index

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

The high-yield market underperformed the high-quality bond market in 2001. For example, the Lehman Brothers Aggregate Bond Index, a measure of high-quality bond performance, returned 8.44% versus 5.28% for the Lehman Brothers High Yield Index.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

The Fund's underweight in BB-rated securities (top-tier quality highyield bonds) negatively impacted performance as higher-quality bonds outperformed lower-quality bonds during the period.

At the beginning of 2001, approximately 22.75% of the Fund's net assets were invested in securities rated BB or higher, compared to 36.63% for the Lehman Brothers High Yield Index. The higher-quality BB-rated sector of the market had a return of 11.90% for 2001, compared to a return of 2.73% for the B-rated securities. On the positive side, the Fund was favorably impacted by holdings in various companies which had previously traded at deeply discounted levels, including AEI Resources Inc., a coal mining company; ISG Resources Inc., a building materials company; Owens-Illinois, Inc., a manufacturer of packaging products; Agrilink Foods, Inc., a food packager; and Hanger Orthopedic Group, Inc., a health-care products manufacturer. The Fund also benefited from debt tenders by Collins & Aikman Floorcoverings Inc., Del Monte Foods Co.; Everest Healthcare Services Corp.; R&B Falcon Corp.; Inc. and Tenet Healthcare Corp. The default rate for the high-yield market increased in 2001 to 9.8%. The last time the annual default rate reached such a level was at the end of the last recession in 1991, when the rate was 10.3%.

Note: Portfolio composition is subject to change.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE?

We expect economic activity to improve as 2002 unfolds, given the substantial monetary and fiscal policy stimulus that occurred in 2001. However, the first quarter will likely remain somewhat weak. We believe that default rates have already peaked and will fall throughout 2002. These factors should lead to tightening yield spreads and good relative performance for high-yield securities. We continue to seek issuers that can survive until business conditions improve as well as those offering attractive risk/return opportunities. We are maintaining positions in stable performers in the health care and consumer nondurable sectors while looking to be more aggressive in high-quality issuers in more economically sensitive sectors such as auto suppliers and hotel operators. Given the difficult economic situation, individual security selection will be crucial to good performance in 2002.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
            FEDERATED GVIT HIGH INCOME BOND FUND (CLASS I SHARES) AND
                    THE LEHMAN BROTHERS HIGH YIELD INDEX(1),(2)

                                [GRAPH OMITTED]

                        LBHY Index  High Income Bond Fund
                        ----------  ---------------------
            10/31/1997       10000                  10000
            12/31/1997       10185                  10228
            12/31/1998       10348                  10821
            12/31/1999       10622                  11166
            12/31/2000       10000                  10242
            12/31/2001       10528                  10674

                      FEDERATED GVIT HIGH INCOME BOND FUND
                          Average Annual Total Return
                        Periods ended December 31, 2001

                                                                1 Year  Life(3)
                                                                ------  -------
Class I shares                                                   4.22%    1.58%
Class III shares(4)                                              4.22%    1.58%

---------------

1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The Lehman Brothers High Yield Index-an unmanaged index of bonds that are rated below investment grade-gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers High Yield Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Federated GVIT High Income Bond Fund commenced operations October 31,
     1997.

4 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class III shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 37 for more information.

Past performance is not predictive of future performance.

MANAGEMENT
================================================================================


INVESTMENT MANAGEMENT
Investment Adviser

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trustees, GMF also determines the allocation of Fund assets among one or more of the subadvisers and evaluates and monitors the performance of the subadvisers. GMF is also authorized to select and place portfolio investments on behalf of a Fund. GMF was organized in 1999 and manages mutual fund assets. As of December 31, 2001, GMF and its affiliates had approximately $25.5 billion in assets under management, of which approximately $14 billion was managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The total maximum fee paid by each of the Funds other than the Turner GVIT Growth Focus Fund for the fiscal year ended December 31, 2001-expressed as a percentage of each Fund's average daily net assets-was as follows:

Fund                                            Fee
-----------------------------------------------------

Strong GVIT Mid Cap Growth Fund . . . . . . .  0.90%*
Dreyfus GVIT Mid Cap Index Fund . . . . . . .  0.50%*
Comstock GVIT Value Fund
(formerly Federated GVIT Equity Income Fund) . 0.80%*
J.P. Morgan GVIT Balanced Fund. . . . . . . .  0.75%*
MAS GVIT Multi Sector Bond Fund . . . . . . .  0.75%*
Federated GVIT High Income Bond Fund. . . . .  0.80%*

---------------

* Effective May 1, 2001, the contractual management fees for the following Funds have been changed as follows:

     Strong GVIT Mid Cap Growth Fund
                          0.90%                              up to $500 million
                          0.85%                           $500 million and more
     Dreyfus GVIT Mid Cap Index Fund
                          0.50%                              up to $250 million
                          0.49%                     $250 million - $500 million
                          0.48%                     $500 million - $750 million
                          0.47%                       $750 million - $1 billion
                          0.45%                             $1 billion and more
     Comstock GVIT Value Fund
     (formerly Federated GVIT Equity Income Fund)
                          0.80%                               up to $50 million
                          0.65%                      $50 million - $250 million
                          0.60%                     $250 million - $500 million
                          0.55%                           $500 million and more
     J.P. Morgan GVIT Balanced Fund
                          0.75%                              up to $100 million
                          0.70%                           $100 million and more
     MAS GVIT Multi Sector Bond Fund
                          0.75%                              up to $200 million
                          0.70%                           $200 million and more
     Federated GVIT High Income Bond Fund
                          0.80%                               up to $50 million
                          0.65%                      $50 million - $250 million
                          0.60%                     $250 million - $500 million
                          0.55%                           $500 million and more

The Turner GVIT Growth Focus Fund pays GMF a base management fee which may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the under- or overperformance is less than 12% and GMF will receive the applicable base fee (the applicable base fee is calculated according to the breakpoint structure listed below). The fee adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The SAI contains more detailed information about any possible performance based adjustments. The management fee payable is based on the Fund's average daily net assets and includes breakpoints so fees decrease as assets increase:

                                                         Minimum  Base  Maximum
Net Assets                                                   Fee   Fee      Fee
-------------------------------------------------------------------------------
up to $500 million                                         0.68%  0.90%   1.12%
$500 million-$2 billion                                    0.62%  0.80%   0.98%
$2 billion +                                               0.59%  0.75%   0.91%

================================================================================


MULTI-MANAGEMENT STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate subadvisers unaffiliated with GMF without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with an unaffiliated subadviser with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Funds:

-    performing initial due diligence on prospective subadvisers for the Funds
- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
-    communicating performance expectations and evaluations to the subadvisers
- ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

THE SUBADVISERS. Subject to the supervision of GMF and the Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for a Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

SUBADVISORY FEE STRUCTURE

STRONG GVIT MID CAP GROWTH FUND: Out of its management fee, GMF paid Strong Capital Management an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the Fund's daily net assets of 0.50%.

DREYFUS GVIT MID CAP INDEX FUND: Out of its management fee, GMF paid The Dreyfus Corporation an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the Fund's daily net assets, of 1.10%.

COMSTOCK VALUE FUND: Out of its management fee, GMF pays VKAM an annual subadvisory fee, based on the Fund's daily net assets, as follows:

Fee                                                                  Net Assets
-------------------------------------------------------------------------------
0.35%                                                         up to $50 million
0.30%                                                $50 million - $250 million
0.25%                                               $250 million - $500 million
0.20%                                                     $500 million and more

For the fiscal year ended December 31, 2001, GMF paid the Fund's previous subadviser, Federated Investment Counseling, an annual subadvisory fee, based on the Fund's daily net assets of 0.39%.

FEDERATED GVIT HIGH INCOME BOND FUND: Out of its management fee, GMF paid Federated Investment Counseling an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the Fund's daily net assets of 0.33%.

J.P. MORGAN GVIT BALANCED FUND: Out of its management fee, GMF paid J.P. Morgan Investment Management, Inc. an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the Fund's daily net assets of 0.34%.

Prior to May 1, 2000, the J.P. Morgan GVIT Balanced Fund was managed by Salomon Brothers Asset Management, Inc.

MAS GVIT MULTI SECTOR BOND FUND: Out of its management fee, GMF paid Morgan Stanley Investments LP an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the Fund's daily net assets of 0.30%.

TURNER GVIT GROWTH FOCUS FUND: Turner Investment Partners, Inc. (Turner) is the subadviser of the Fund. For the subadvisory services it provides to the Fund, Turner receives a base subadvisory fee that may be adjusted upward or downward if the Fund out- or underperforms its benchmark, the Russell 1000 Growth Index, over a 36 month period. No adjustment will take place if the under- or overperformance is less than 12% and the subadviser will receive the base fee listed below. The SAI contains more detailed information about any possible performance-based adjustments. The subadvisory fee is payable annually and is based on the Fund's average daily net assets and included breakpoints so fees decrease as assets increase:

MANAGEMENT
================================================================================


                                                        MININUM    BASE  MAXIMUM
NET ASSETS                                                  FEE     FEE      FEE
----------                                              -------  ------  -------
up to $500 million                                        0.33%   0.55%    0.77%
$500 million-$2 billion                                   0.27%   0.45%    0.63%
$2 billion and more                                       0.24%   0.40%    0.56%

Out of its management fee, GMF paid Turner an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the Fund's daily net assets, of 0.52%.

THE DREYFUS CORPORATION (DREYFUS) is the subadviser for the Dreyfus GVIT Mid Cap Index Fund. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. As of December 31, 2001, Dreyfus managed or administered approximately $185 billion in assets for approximately 1.6 million investor accounts nationwide.

MID CAP INDEX FUND PORTFOLIO MANAGER: Steven A. Falci has primary responsibility for the management of the Dreyfus GVIT Mid Cap Index Fund and has held that position since September 1999. He has been employed by Dreyfus since February 1996 and by Mellon Equity, an affiliate of Dreyfus, since 1994. He had previously been Managing Director-Pension Investments at NYNEX Pension Fund and the NYNEX Foundation. Mr. Falci is a member of the Association for Investment Management and Research. He earned an MBA in finance and a BS in economics from New York University.

FEDERATED INVESTMENT COUNSELING (FEDERATED), a subsidiary of Federated Investors, Inc., is the subadviser for the Federated GVIT High Income Bond Fund. It has offices located at Federated Investors Tower, Pittsburgh, PA 15222-3779. As of December 31, 2001, Federated had approximately $180 billion in assets under management, representing the assets of other mutual funds and private accounts.

HIGH INCOME BOND FUND PORTFOLIO MANAGER: Mark E. Durbiano has been primarily responsible for the day-to-day management of the Federated GVIT High Income Bond Fund's portfolio since its inception. Mr. Durbiano joined Federated Investors, Inc. in 1982 and has been a Senior Vice President of a subsidiary of the subadviser since 1996.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (J.P. MORGAN), 522 Fifth Avenue, New York, New York 10036, a wholly-owned subsidiary of J.P. Morgan Chase & Co., a bank holding company, is the subadviser for the J.P. Morgan GVIT Balanced Fund. J.P. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. As of December 31, 2001, the subadviser and its affiliates had over $600 billion in assets under management.

BALANCED FUND PORTFOLIO MANAGERS: Patrik Jakobson, Vice President, and Rhonda Kershner, Vice President, are the portfolio managers for the J.P. Morgan GVIT Balanced Fund. Mr. Jakobson joined J.P. Morgan in 1987, spending five years as a research analyst specializing in the retailing industry. Subsequently, Mr. Jakobson managed equity and balanced accounts and is currently responsible for managing global balanced portfolios. He is also a member of the Asset Allocation Services group. Ms. Kershner joined J.P. Morgan in 1984 and has held positions in derivatives trading as well as in asset allocation research. She is also a member of the Asset Allocation Services Group, specializing in global tactical asset allocation.

MORGAN STANLEY INVESTMENTS LP (MSI) is a subadviser for the MAS GVIT Multi Sector Bond Fund. MSI is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868. MSI is owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. (Morgan Stanley) and is part of Morgan Stanley Investment Management (MS Investment Management). MSI provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2001, together with its affiliated asset management companies, MS Investment Management had in excess of $416 billion in assets under management with $159 billion in institutional assets.

MULTI SECTOR BOND FUND PORTFOLIO MANAGERS: The Multi Sector Bond Fund is managed by MSI's Taxable Fixed Income Team. Current members of the team include Thomas
L. Bennett, W. David Armstrong and Roberto M. Sella.

Thomas L. Bennett, Managing Director of the firm, joined MSI in 1984. He joined the management teams for the following Morgan Stanley Institutional Fund Trust (formerly MAS Funds) mutual funds on the following dates: Fixed Income Portfolio, 1984; Domestic Fixed Income Portfolio, 1990; Fixed Income Portfolio II, 1990; Special Purpose Fixed Income and Balanced Portfolios, 1992; and the Multi- Asset Class Portfolio, 1994.

W. David Armstrong, Managing Director of the firm, joined MSI in 1998. He joined the management team for the Morgan Stanley Institutional Fund Trust (formerly MAS Funds) mutual funds Fixed Income Portfolio in 1998.

Roberto M. Sella, Managing Director of the firm, joined MSI in 1992. He joined the management team for the Morgan Stanley Institutional Fund Trust (formerly MAS Funds) mutual funds Fixed Income Portfolio in 1998.

================================================================================


STRONG CAPITAL MANAGEMENT INC. (STRONG), P.O. Box 2936, Milwaukee, Wisconsin 53201, is the subadviser for the Strong GVIT Mid Cap Growth Fund. Strong was formed in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $46 billion as of December 31, 2001.

MID CAP GROWTH FUND PORTFOLIO MANAGERS: Ronald C. Ognar and Derek V.W. Felske, are co-portfolio managers for the Fund. Together they are primarily responsible for the day-to-day management of the Fund's portfolio.

Mr. Ognar, a Chartered Financial Analyst (CFA) with more than 30 years of investment experience, is primarily responsible for the Strong GVIT Mid Cap Growth Fund's portfolio. He also manages the Strong Growth Fund and the Strong Growth 20 Fund; he co-manages the Strong Advisor Mid Cap Growth Fund, the Strong Advisor Focus Fund, the Strong Large Cap Growth Fund and the Strong Mid Cap Growth Fund II.

Mr. Felske, CFA has over 16 years of investment experience. Prior to joining Strong in 1999, he served as Chief Executive Officer and portfolio manager for Leawood Capital Management LLC and a Vice President and portfolio manager for Twentieth Century Companies, Inc. He was a member of RCM Capital Management's portfolio management team. Mr. Felske earned a B.A. degree in economics from Dartmouth College and an M.B.A. degree in finance and accounting from the Wharton Business School.

TURNER INVESTMENT PARTNERS, INC. (TURNER), 1235 Westlakes Drive, Suite 350, Berwyn PA 19312-2414, an SEC-registered investment adviser, serves as the subadviser to the Turner GVIT Growth Focus Fund. Turner, which was founded in 1990, serves as investment adviser to other investment companies, as well as other separate investment portfolios. As of December 31, 2001, Turner had approximately $9.2 billion in assets under management.

GROWTH FOCUS FUND PORTFOLIO MANAGERS: The Turner GVIT Growth Focus Fund is co-managed by Robert E. Turner, Christopher K. McHugh and William C. McVail.

Robert E. Turner, CFA, Chairman and Chief Investment Officer, joined Turner in 1990 and has over 19 years of investment experience. Christopher K. McHugh also joined Turner in 1990. Mr. McHugh is a Senior Portfolio Manager/ Security Analyst and has over 14 years of investment experience. William C. McVail, CFA is a Senior Portfolio Manager/Security Analyst and has over 13 years of investment experience. Prior to joining Turner in 1998, Mr. McVail was a portfolio manager at PNC Equity Advisers.

VAN KAMPEN ASSET MANAGEMENT, INC. (VKAM), 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555, is the subadviser for the Comstock GVIT Value Fund. VKAM is a wholly owned subsidiary of Van Kampen Investments Inc. (Van Kampen). Van Kampen is a diversified asset management company that administers more than three million retail investors accounts, has extensive capabilities for managing institutional portfolios and has more than $416 billion under management or supervision as of March 31, 2002. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

COMSTOCK GVIT VALUE FUND PORTFOLIO MANAGERS: The Fund is managed by a team of portfolio managers headed by B. Robert Baker, Jr., Senior Portfolio Manager. Mr. Baker has been a Managing Director since December 2000 and became a Senior Vice President of VKAM in December 1998 and a Vice President and a Portfolio Manager of VKAM in June 1995. Prior to June 1995, Mr. Baker was an Associate Portfolio Manager of VKAM and has been employed by VKAM since November 1991.

Portfolio Managers Jason S. Leder and Kevin C. Holt are responsible as co-managers for the day-to-day management of the Fund's investment portfolio. Mr. Leder has been a Vice President of VKAM since February 1999 and became an Assistant Vice President of VKAM in October 1996. Prior to October 1996, Mr. Leder was an Associate Portfolio Manager of VKAM. Prior to April 1995, Mr. Leder was a Securities Analyst for two years with Salomon Brothers, Inc.

Mr. Holt has been a Vice President of VKAM since August 1999. Prior to joining VKAM in August of 1999, Mr. Holt was a Senior Research Analyst with Strong Capital Management from October 1997 to August 1999. From July 1995 to October 1997, he was a Portfolio Manager/Analyst with Citibank Global Asset Management.

BUYING AND SELLING FUND SHARES
================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Class I shares and Class III of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company, (collectively, "Nationwide") to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a shortterm trading fee as described below. Class II shares may be sold to separate accounts of other insurance companies that are not affiliates with Nationwide or the Funds and to certain Nationwide separate accounts if Nationwide affiliates provide additional services necessary for it to receive 12b-1 fees. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Each Fund sells Class I and Class III (currently each Fund, except the Comstock GVIT Value and J.P. Morgan GVIT Balanced Funds offer Class III shares) shares to separate accounts of Nationwide and may also sell Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances (currently, only the Drefus GVIT Mid Cap Index and the Turner GVIT Growth Focus Funds have Class II shares.) The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Securities, Inc. (formerly Nationwide Advisory Services, Inc. It is anticipated that Gartmore Distribution Services, Inc. will be the Funds' distributor after May 1, 2002

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, divided by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    other days when the New York Stock Exchange is not open.

A Fund reserves the right not to determine NAV when:

-    It Fund has not received any orders to purchase, sell, or exchange shares
-    Changes in the value of the Fund's portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Fund's administrator or its agent determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

================================================================================


SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists.

A Fund may delay or refuse any exchange, transfer or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, some of the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by shortterm trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging
2. Variable insurance contract withdrawals or loans, including required minimum distributions
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by varible insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, a Fund that has Class II shares pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II Shares' average daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTION AND TAXES
================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS
================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years (or for the period of the Fund's operations if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements. is included in the annual report, which is available upon request.

                                                                    STRONG GVIT MID CAP GROWTH FUND
                                                               (FORMERLY STRONG NSAT MID CAP GROWTH FUND)
                                                                                CLASS I

                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(a)           2000            1999            1998          1997(b)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       16.63   $       20.44   $       11.70   $       10.21   $       10.00
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                       (0.07)          (0.06)          (0.01)              -            0.01
  Net realized and unrealized gains
    (losses) on investments                          (4.97)          (2.92)           9.87            1.49            0.21
                                             --------------  --------------  --------------  --------------  --------------
      Total investment activities                    (5.04)          (2.98)           9.86            1.49            0.22
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                  -               -               -               -           (0.01)
  Net realized gains                                     -           (0.81)          (1.12)              -               -
  In excess of net realized gains                        -           (0.02)              -               -               -
                                             --------------  --------------  --------------  --------------  --------------
      Total distributions                                -           (0.83)          (1.12)              -           (0.01)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value           (5.04)          (3.81)           8.74            1.49            0.21
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $       11.59   $       16.63   $       20.44   $       11.70   $       10.21
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                       (30.31%)        (15.38%)          84.75%          14.59%        2.20%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $     169,323   $     244,804   $      99,091   $      10,342   $       1,347
Ratio of expenses to average net assets               1.00%           1.00%           1.00%           1.00%        1.00%(d)
Ratio of net investment income
  (loss) to average net assets                      (0.54%)         (0.40%)         (0.15%)         (0.04%)        0.68%(d)
Ratio of expenses to average net assets*              1.18%           1.17%           1.23%           1.55%        6.33%(d)
Portfolio turnover                                  635.03%         632.95%         637.83%         369.83%          27.32%

--------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.

(c)  Not annualized.

(d)  Annualized.

FINANCIAL HIGHLIGHTS
================================================================================

                                                            DREYFUS GVIT MID CAP INDEX FUND
                                                       (FORMERLY DREYFUS NSAT MID CAP INDEX FUND)
                                                                       CLASS I

                                     YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED        PERIOD ENDED
                                     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                      2001(a)            2000             1999             1998            1997(b)
                                     ----------       ----------       ----------       ----------       ------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                $   13.55        $   12.32        $   10.92        $    9.94        $     10.00
                                     ----------       ----------       ----------       ----------       ------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)            0.07             0.07             0.05             0.09               0.02
  Net realized and unrealized gains
   (losses) on investments               (0.25)            1.79             2.21             0.98              (0.06)
                                     ----------       ----------       ----------       ----------       ------------
     Total investment activities         (0.18)            1.86             2.26             1.07              (0.04)
                                     ----------       ----------       ----------       ----------       ------------
DISTRIBUTIONS:
  Net investment income                  (0.07)           (0.08)           (0.03)           (0.08)             (0.02)
  In excess of net investment income         -            (0.01)               -                -                  -
  Net realized gains                     (0.13)           (0.52)           (0.83)               -                  -
  In excess of net realized gains            -            (0.02)               -                -                  -
  Tax return of capital                      -                -                -            (0.01)                 -
                                     ----------       ----------       ----------       ----------       ------------
     Total distributions                 (0.20)           (0.63)           (0.86)           (0.09)             (0.02)
                                     ----------       ----------       ----------       ----------       ------------
Net increase (decrease) in net
  asset value                            (0.38)            1.23             1.40             0.98              (0.06)
NET ASSET VALUE -
  END OF PERIOD                      $   13.17        $   13.55        $   12.32        $   10.92        $      9.94
                                     ==========       ==========       ==========       ==========       ============
Total Return                             (1.30%)          15.21%           20.92%           10.81%             (0.36%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)   $ 257,623        $ 145,350        $  20,259        $  10,849        $     3,214
Ratio of expenses to average
 net assets                               0.65%            0.65%            1.03%            1.20%              1.20%(d)
Ratio of net investment income
  (loss) to average net assets            0.53%            0.68%            0.56%            0.79%              1.55%(d)
Ratio of expenses to average
  net assets*                             0.78%            0.90%            1.74%            1.54%              3.31%(d)
Portfolio turnover                       28.43%           83.45%          275.04%          119.37%              7.81%

---------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.

(c)  Not annualized.

(d)  Annualized.

================================================================================


                                                              TURNER GVIT GROWTH FOCUS FUND
                                                        (FORMERLY TURNER NSAT GROWTH FOCUS FUND)
                                                                         CLASS I

                                                               YEAR ENDED       PERIOD ENDED
                                                               DECEMBER 31,     DECEMBER 31,
                                                                 2001(a)          2000(b)
                                                              ---------------  --------------
NET ASSET VALUE-
  BEGINNING OF PERIOD                                         $        5.97    $       10.00
                                                              ---------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                        (0.02)           (0.01)
  Net realized and unrealized gains (losses) on investments           (2.31)           (4.02)
                                                              ---------------  --------------
     Total investment activities                                      (2.33)           (4.03)
                                                              ---------------  --------------
Net increase (decrease) in net asset value                            (2.33)          (4.03)
                                                              ---------------  --------------
NET ASSET VALUE-
  END OF PERIOD                                               $        3.64    $        5.97
                                                              ===============  ==============
Total Return                                                         (39.03%)        (40.30%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)                            $      13,044    $      5,530
Ratio of expenses to average net assets                                1.33%           1.35% (d)
Ratio of net investment income (loss) to average net assets           (0.77%)         (0.55%)(d)
Ratio of expenses to average net assets*                               1.97%           5.03% (d)
Portfolio turnover                                                  1256.23%         867.40%

--------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from June 30, 2000 (commencement of operations) through December 31, 2000.

(c)  Not annualized.

(d)  Annualized

FINANCIAL HIGHLIGHTS
================================================================================


                                                                     COMSTOCK GVIT VALUE FUND
                                                            (FORMERLY FEDERATED GVIT EQUITY INCOME FUND
                                                               AND FEDERATED NSAT EQUITY INCOME FUND)
                                                                               CLASS I

                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(a)           2000            1999            1998          1997(b)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       11.99   $       13.53   $       11.47   $       10.16   $       10.00
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.15            0.12            0.05            0.10            0.02
  Net realized and unrealized gains
   (losses) on investments                           (1.61)          (1.54)           2.06            1.44            0.16
                                             --------------  --------------  --------------  --------------  --------------
     Total investment activities                     (1.46)          (1.42)           2.11            1.54            0.18
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.15)          (0.12)          (0.04)          (0.10)          (0.02)
  Net realized gains                                     -               -           (0.01)          (0.13)              -
     Total distributions                             (0.15)          (0.12)          (0.05)          (0.23)          (0.02)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value           (1.61)          (1.54)           2.06            1.31            0.16
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $       10.38   $       11.99   $       13.53   $       11.47   $       10.16
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                        (12.15%)        (10.62%)         18.49%          15.13%           1.77%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $      52,848   $      55,951   $      29,189   $      14,194   $       1,610
Ratio of expenses to average net assets               0.95%           0.95%           0.95%           0.95%           0.95%(d)
Ratio of net investment income
  (loss) to average net assets                        1.41%           0.96%           0.43%           1.11%           1.34%(d)
Ratio of expenses to average net assets*              1.09%           1.11%           1.09%           1.15%           5.63%(d)
Portfolio turnover                                  127.03%          72.32%          45.16%          49.12%          14.52%

--------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.

(c)  Not annualized.

(d)  Annualized.

================================================================================


                                                                  J.P. MORGAN GVIT BALANCED FUND
                                                             (FORMERLY J.P. MORGAN NSAT BALANCED FUND)
                                                                               CLASS I

                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(a)           2000            1999            1998          1997(b)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       10.00   $       10.31   $       10.58   $       10.10   $       10.00
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.22            0.28            0.37            0.30            0.05
  Net realized and unrealized gains
   (losses) on investments                           (0.60)          (0.30)          (0.28)           0.51            0.10
                                             --------------  --------------  --------------  --------------  --------------
     Total investment activities                     (0.38)          (0.02)           0.09            0.81            0.15
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.22)          (0.29)          (0.36)          (0.30)          (0.05)
  Net realized gains                                     -               -               -           (0.03)
                                             --------------  --------------  --------------  --------------  --------------
     Total distributions                             (0.22)          (0.29)          (0.36)          (0.33)          (0.05)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value           (0.60)          (0.31)          (0.27)           0.48            0.10
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $        9.40   $       10.00   $       10.31   $       10.58   $       10.10
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                         (3.77%)         (0.35%)          0.87%           8.07%           1.46%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $     149,875   $     112,577   $      78,157   $      40,885   $       1,866
Ratio of expenses to average net assets               0.90%           0.90%           0.90%           0.90%           0.90%(d)
Ratio of net investment income
  (loss) to average net assets                        2.34%           2.86%           3.68%           3.81%           4.08%(d)
Ratio of expenses to average net assets*              1.03%           1.07%           1.00%           0.96%           4.90%(d)
Portfolio turnover                                  181.89%         252.43%         103.69%         137.35%           0.19%

--------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.

(c)  Not annualized.

(d)  Annualized

FINANCIAL HIGHLIGHTS
================================================================================


                                                                   MAS GVIT MULTI SECTOR BOND FUND
                                                              (FORMERLY MAS NSAT MULTI SECTOR BOND FUND
                                                                               CLASS I

                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(a)           2000            1999            1998          1997(b)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $        9.28   $        9.37   $        9.82   $       10.05   $       10.00
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.54            0.61            0.61            0.48            0.05
  Net realized and unrealized gains
   (losses) on investments                           (0.16)          (0.10)          (0.47)          (0.22)           0.05
                                             --------------  --------------  --------------  --------------  --------------
     Total investment activities                      0.38            0.51            0.14            0.26            0.10
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.52)          (0.60)          (0.59)          (0.47)          (0.05)
  Net realized gains                                     -               -               -           (0.01)              -
  Tax return of capital                                  -               -               -           (0.01)              -
                                             --------------  --------------  --------------  --------------  --------------
     Total distributions                             (0.52)          (0.60)          (0.59)          (0.49)          (0.05)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value           (0.14)          (0.09)          (0.45)          (0.23)           0.05
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $        9.14   $        9.28   $        9.37   $        9.82   $       10.05
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                          4.19%           5.65%           1.56%           2.60%           1.04%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $     177,324   $     132,227   $      72,862   $      36,965   $       2,032
Ratio of expenses to average net assets               0.90%           0.90%           0.90%           0.90%           0.90%(d)
Ratio of net investment income
  (loss) to average net assets                        5.99%           7.07%           7.03%           6.42%           4.77%(d)
Ratio of expenses to average net assets*              1.04%           1.09%           1.02%           0.96%           4.41%(d)
Portfolio turnover                                  340.77%         399.03%         242.89%         287.69%          48.90%

--------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.

(c)  Not annualized.

(d)  Annualized.

================================================================================


                                                               FEDERATED GVIT HIGH INCOME BOND FUND
                                                           (FORMERLY FEDERATED NSAT HIGH INCOME BOND FUND)
                                                                               CLASS I

                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(a)           2000            1999            1998          1997(b)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $        7.89   $        9.52   $       10.04   $       10.12   $       10.00
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.76            0.89            0.83            0.66            0.11
  Net realized and unrealized gains
   (losses) on investments                           (0.45)          (1.62)          (0.52)          (0.08)           0.12
                                             --------------  --------------  --------------  --------------  --------------
     Total investment activities                      0.31           (0.73)           0.31            0.58            0.23
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.76)          (0.89)          (0.83)          (0.66)          (0.11)
  Tax return of capital                                  -           (0.01)              -               -               -
                                             --------------  --------------  --------------  --------------  --------------
     Total distributions                             (0.76)          (0.90)          (0.83)          (0.66)          (0.11)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value           (0.45)          (1.63)          (0.52)          (0.08)           0.12
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $        7.44   $        7.89   $        9.52   $       10.04   $       10.12
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                          4.22%          (8.28%)          3.19%           5.80%           2.28%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $     114,022   $      78,631   $      64,754   $      36,630   $       6,029
Ratio of expenses to average net assets               0.95%           0.95%           0.95%           0.95%           0.95%(d)
Ratio of net investment income
  (loss) to average net assets                        9.96%          10.44%           8.81%           7.88%           6.96%(d)
Ratio of expenses to average net assets*              1.03%           1.12%           1.15%           1.12%           2.18%(d)
Portfolio turnover                                   31.64%          18.12%          22.04%          24.25%           7.37%

--------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.

(c)  Not annualized.

(d)  Annualized.

INFORMATION FROM GARTMORE FUNDS


Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213



GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com                                              FND-0017 5/02

Gartmore  Variable  Insurance  Trust
(formerly Nationwide Separate Account Trust)



-    Gartmore GVIT Money Market Fund II
     (formerly  Money  Market  Fund  II)




PROSPECTUS
May 1, 2002


                              As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Funds shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE  OF  CONTENTS
================================================================================


FUND  SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Objective  and  Principal  Strategies
Principal  Risks
Performance
Fees  and  Expenses

MORE  ABOUT  THE  FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Other  Principal  Investments  and  Techniques
Principal  Risks

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
Investment  Adviser

BUYING  AND  SELLING  FUND  SHARES. . . . . . . . . . . . . . . . . . . . . .  7
Who  Can  Buy  Shares  of  the  Fund
Purchase  Price
Selling  Shares
Restrictions  on  Sales
Distribution  Plan

DISTRIBUTIONS  AND  TAXES . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Dividends  and  Distributions
Tax  Status

FINANCIAL  HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

ADDITIONAL  INFORMATION . . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND  SUMMARY
================================================================================


This prospectus provides information about the Gartmore GVIT Money Market Fund II (formerly Money Market II) (the Fund) offered by Gartmore Variable Insurance Trust (the Trust), (formerly Nationwide Separate Account Trust). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Funds investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in More About the Fund beginning on page 5. You and your refer to both direct shareholders and contract holders who invest in the Fund indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Funds performance will be positive for any period of time.


A  QUICK  NOTE  ABOUT  THE  FUND

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a variable insurance contract). You will find details about how your variable insurance contract works in the accompanying prospectus.

The Fund is intended for use as an investment option under variable insurance contracts sold to contract holders wanting to engage in active trading.

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less, including corporate obligations, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, and the obligations of U.S. banks and U.S. branches of foreign banks, if denominated in U.S. dollars. The Fund may also invest in high quality floating and adjustable rate obligations and asset-backed commercial paper and may enter into repurchase agreements. It is anticipated that the Funds dollar-weighted average maturity usually will be 15 days or less because the Fund may be subject to active trading by the contract holders utilizing the Fund within their variable insurance contracts.

The Fund invests in securities which the portfolio manager believes to have the best return potential given the intended average maturity of the Fund. Because the Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs, especially those caused by active trading of contract holders, to maintain target allocations and to take advantage of more favorable opportunities.

PRINCIPAL RISKS

Although the Funds objective is to preserve capital, there can be no guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share; therefore you could lose money. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. This risk is significantly reduced due to the short-term nature of the debt securities held by the Fund. In addition, there is a risk that the rating of a debt security may be lowered if the issuers financial condition changes. This could lead to a greater fluctuation in the value of the securities the Fund owns.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

For additional information about the Funds investments and risks, see More About the Fund beginning on page 5.

FUND  SUMMARY
================================================================================


PERFORMANCE

No performance information is provided because the Fund began operations on October 2, 2001.

FEES  AND  EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

Shareholder  Fees(1)
  (paid  directly  from  your  investment)                   None
-----------------------------------------------------------------
Annual  Fund  Operating  Expenses
  (deducted  from  Fund  assets)
  Management  Fees(2)                                       0.50%
  Distribution  and/or  Service  (12b-1)  Fees              0.25%
  Other  Expenses(3)                                        0.19%
=================================================================
TOTAL  ANNUAL  FUND  OPERATING  EXPENSES(4)                 0.94%

---------------

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance polices when the Funds shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

2 The Fund commenced operations on October 2, 2001. As a result, the management fee represents the fee which is payable to Gartmore Mutual Fund Capital Trust (GMF), the Funds investment adviser, under its contract with the Fund.

3 As a new Fund, this is an estimate for the current fiscal year ending December 31, 2002. This estimate does not take into account the expense limitation agreement between the Fund and GMF.

4 GMF and the Fund have entered into a written contract limiting operating expenses to 1.30% through May 1, 2002. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitation noted above. The Funds ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first three years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Funds operating expenses will not change. Although a shareholders actual costs may be higher or lower, based on these assumptions the costs would be:

                                                 1 YEAR  3 YEARS
                                                 ------  -------
                                                 $   96  $   300

MORE ABOUT THE FUND
================================================================================


OTHER PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. These techniques are subject to certain risks.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Funds other investment techniques. To obtain a copy of the SAI, see the back cover.

MONEY MARKET OBLIGATIONS. These include:

-    U.S. government securities with remaining maturities of 397 days or less

- Commercial paper rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency)

- Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency

- Short-term bank obligations rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less)

- Repurchase agreements relating to debt obligations that the Fund could purchase directly

- Unrated debt obligations with remaining maturities of 397 days or less that are determined by GMF to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but they are high quality investments that offer a fixed rate of return, as well as liquidity.

FLOATING AND VARIABLE RATE SECURITIES. Floating- and variablerate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floatingor variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to credit and interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that the Fund will be repaid prior to the stated maturity and that the principal will be reinvested in a lower interest rate market that reduces the Funds income. The Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities it would otherwise purchase.

REPURCHASE AGREEMENTS. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering the amounts owed to it.

ASSET-BACKED COMMERCIAL PAPER. The Fund may invest in assetbacked commercial paper that is secured by and paid from a pool of assets such as installment loan contracts, leases of various types of property and receivables from credit cards. Asset-backed commercial paper is issued and supported by private issuers. This type of commercial paper is also subject to interest rate risk and credit risk.

PRINCIPAL RISKS

The Fund is a low-risk investment compared to most other investments. Given its objectiveto preserve capital, generate income and maintain liquiditythe Fund invests in low-risk, high-quality securities. No investment, however, is free of all risk. Any time an investor buys commercial paper or similar obligations, there is credit risk, interest rate risk and inflation risk.

MANAGEMENT
================================================================================


INVESTMENT  ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Fund. GMF was organized in 1999, and manages mutual funds. As of December 31, 2001, GMF and its affiliates had approximately $25.5 billion in assets under management, of which $14 billion is managed by GMF.

The annual management fee payable by the Fund to GMF, expressed as a percentage of the Funds average daily net assets, is

ASSETS                                                FEE
------------------------------------------------------------
Up  to  $1  billion                                   0.50%

$1  billion - $2 billion                              0.48%

$2  billion - $5 billion                              0.46%

$5  billion +                                         0.44%

PORTFOLIO  MANAGER

Karen G. Mader is the portfolio manager of the Fund. Ms. Mader also manages the Gartmore GVIT Money Market Fund (formerly, NSAT
Money  Market  Fund)  for  the  Trust  and  has  done  so  since  1987.

BUYING  AND  SELLING  FUND  SHARES
================================================================================


WHO  CAN  BUY  SHARES  OF  THE  FUND

Shares of the Fund are currently sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company (collectively, Nationwide), to fund benefits payable under variable insurance contracts. In the future, shares may be sold to other insurance companies separate accounts. Shares are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract holders should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if the Fund is available under your variable insurance contract. This Prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

In the future, the Fund may sell shares to separate accounts of other unaffiliated insurance companies as well as to Nationwide. The Fund currently does not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Fund may offer its shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies separate accounts might be required to withdraw their investments in the Fund and shares of another fund may be substituted. This might force the Fund to sell its securities at disadvantageous prices.

Nationwide Securities, Inc. is currently the distributor for the Fund. It is anticipated that Gartmore Distribution Services, Inc. will become the Funds distributor after May 1, 2002.


PURCHASE  PRICE

The purchase price of each share of the Fund is its net asset value (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of the Funds shares. The Fund tries to maintain a constant $1.00 NAV per share. The Funds securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not determine NAV on the following days:

-    New Years Day
-    Martin Luther King Jr. Day
-    Presidents Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is  not  open.

The  Fund  reserves  the  right  not  to  determine  NAV  when:

-    It has not received any orders to purchase, sell, or exchange shares; or
-    Changes in the value of the Funds portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Funds investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Funds investments may change on days when shares cannot be purchased or redeemed.

BUYING  AND  SELLING  FUND  SHARES
================================================================================


SELLING  SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV next determined after the order is received.

RESTRICTIONS ON SALES

Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate its distributor for expenses associated with distributing and selling its shares and providing shareholder services. Under that Distribution Plan, the Fund pays its distributor a fee which is not to exceed on an annual basis 0.25% of the shares average daily net asset value and which is accrued daily and paid monthly.

Because these fees are paid out of the Funds assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS  AND  TAXES
================================================================================


DIVIDENDS  AND  DISTRIBUTIONS

The Fund declares dividends daily and distributes them each month in the form of additional shares of the Fund. Any net capital gains realized by the Fund from the sale of its portfolio securities will be declared and paid to shareholders at least annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Fund.

FINANCIAL  HIGHLIGHTS
================================================================================


The financial highlights table is intended to help you understand the Funds financial performance for the period of a Funds operation. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Funds financial statement, is included in the annual report, which is available upon request.


                                              GARTMORE GVIT MONEY MARKET FUND II
                                                (FORMERLY MONEY MARKET FUND II)
                                              ----------------------------------
                                                        PERIOD ENDED
                                                        DECEMBER 31,
                                                          2001(A)
                                                       --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                                  $         1.00
                                                       --------------
INVESTMENT ACTIVITIES:
  Net investment income                                             -
                                                       --------------
    Total investment activities                                     -
                                                       --------------
DISTRIBUTIONS:
  Net investment income                                             -
                                                       --------------
    Total distributions                                             -
                                                       --------------
Net increase (decrease) in net asset value                          -
                                                       --------------
NET ASSET VALUE -
  END OF PERIOD                                        $         1.00
                                                       ==============
Total Return                                                     0.24%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)                     $       37,411
Ratio of expenses to average net assets                          1.30%(c)
Ratio of net investment income to average net assets             0.93%(c)
Ratio of expenses to average net assets*                         1.45%(c)

--------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) Period from October 2, 2001 (commencement of operations) through December 31, 2001.

(b)  Not annualized.

(c)  Annualized.

                      [This Page Left Blank Intentionally]

                      [This Page Left Blank Intentionally]

                      [This Page Left Blank Intentionally]

INFORMATION  FROM  GARTMORE  FUNDS


Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN  PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY  MAIL:

Securities  and  Exchange  Commission
Public  Reference  Section
Washington,  D.C.  20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA
THE INTERNET:

www.sec.gov

BY  ELECTRONIC  REQUEST:

publicinfo@sec.gov

THE  TRUSTS  INVESTMENT  COMPANY  ACT  FILE  NO.:  811-3213




GARTMORE  FUNDS

Gartmore  Funds
P.O.  Box  182205
Columbus,  Ohio  43218-2205

www.gartmorefunds.com

CORE ASSET ALLOCATION Series (formerly NSAT Investor Destinations Series)

Gartmore GVIT Investor Destinations Aggresive Fund
Gartmore GVIT Investor Destinations Moderately Aggresive Fund
Gartmore GVIT Investor Destinations Moderate Fund
Gartmore GVIT Investor Destinations Moderately Conservative Fund
Gartmore GVIT Investor Destinations Conservative Fund

GARTMORE FUNDS                                             www.gartmorefunds.com
================================================================================


PROSPECTUS

May 1, 2002


                                [GRAPHIC OMITTED]



LOOK BEYOND
--------------------------------------------------------------------------------


                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
GARTMORE                      disapproved these Funds' shares or determined
--------                      whether this prospectus is complete or accurate.
GLOBAL INVESTMENTS            To state otherwise is a crime.
------------------

TABLE OF CONTENTS
================================================================================


FUND SUMMARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Investment Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
Purpose of the Investor Destinations Series
Principal Investment Strategies
Other Investment Techniques
Temporary Defensive Positions

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Investment Adviser

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . 13
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARIES
================================================================================


This Prospectus provides information about the Gartmore GVIT Investor Destinations Series (formerly NSAT Investor Destinations Series) (together, the "Funds") of Gartmore Variable Insurance Trust (formerly Nationwide Separate Account Trust) (the 'Trust'). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 8. "You" and "your" refer to both direct shareholders (including the insurance company separate accounts which invest assets on behalf of their contract holders) and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT THE FUNDS

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy. You will find details about how your annuity contract or life insurance policy works in the accompanying prospectus.

ABOUT EACH FUND GENERALLY

Each Fund is designed to provide an asset allocation option corresponding to different investment goals. Each Fund will invest primarily in other mutual funds which represent each asset class in its target allocation.

This Prospectus includes information on the following Funds:

     Gartmore GVIT Investor Destinations Aggressive Fund (formerly NSAT Investor Destinations Aggressive Fund)

     Gartmore GVIT Investor Destinations Moderately Aggressive Fund (formerly NSAT Investor Destinations Moderately Aggressive Fund)

     Gartmore GVIT Investor Destinations Moderate Fund) (formerly NSAT Investor Destinations Moderate Fund)

     Gartmore GVIT Investor Destinations Moderately Conservative Fund (formerly NSAT Investor Destinations Moderately Conservative Fund)

     Gartmore GVIT Investor Destinations Conservative Fund (formerly NSAT Investor Destinations Conservative Fund)

     For more information about the Funds' investment strategies, please read "More About the Funds - Principal Investment Strategies".

================================================================================


INVESTMENT OBJECTIVE

The investment objective of each Fund is to maximize total investment return. Each Fund will seek this objective through the principal strategies described below.

PRINCIPAL STRATEGIES

THE GARTMORE GVIT INVESTOR DESTINATIONS SERIES ARE DESIGNED TO PROVIDE DIVERSIFICATION ACROSS SEVERAL MAJOR ASSET CLASSES BASED ON YOUR TIME HORIZON:
U.S. STOCKS (LARGE CAP, MID CAP AND SMALL CAP STOCKS), INTERNATIONAL STOCKS, BONDS AND SHORT-TERM INVESTMENTS. Each Fund in the Gartmore GVIT Investor Destinations Series invests in different combinations of mutual funds (Underlying Funds) and short-term investments as shown below.

The Funds will invest in Underlying Funds which typically invest in stocks, bonds, or other securities with the goal of matching a specific stock or bond index. Each Fund has a target allocation mix of investments among some or all of the six asset classes shown below. The portfolio management team monitors each Fund's holdings and cash flow and will adjust a Fund's asset allocation within the target allocation to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there will not be large, sudden changes in a Fund's asset allocation.

Set forth below are the six asset classes in which the Funds may invest and the Underlying Funds and short-term investments which the portfolio management team has chosen to represent each asset class.

Asset Class                          Underlying Investments
--------------------------------------------------------------------------------

U.S. STOCKS

  LARGE CAP STOCKS        Large cap index funds including Nationwide
                          S&P 500 Index Fund. The Nationwide S&P 500
                          Index Fund seeks to track the S&P 500 Index, a
                          widely recognized index maintained by Standard
                          & Poor's that includes 500 U.S. large-cap stocks.
  ------------------------------------------------------------------------------
  MID CAP STOCKS          Mid cap index funds including the
                          Nationwide  Mid Cap Market Index Fund.
                          The Nationwide Mid Cap Market Index Fund
                          seeks to track the S&P Mid-Cap 400 Index,
                          which includes 400 common stocks issued
                          by U.S. mid-capitalization companies.
  ------------------------------------------------------------------------------
  SMALL CAP STOCKS        Small cap index funds including the
                          Nationwide  Small Cap Index Fund.
                          The Nationwide Small Cap Index Fund seeks
                          to track the Russell 2000 Index, which
                          includes 2000 common stocks issued by
                          smaller U.S. capitalization companies.
  ------------------------------------------------------------------------------
  INTERNATIONAL STOCKS    International index funds including the
                          Nationwide  International Index Fund.
                          The Nationwide International Index Fund
                          seeks to track the Morgan Stanley
                          International Europe, Australasia and Far
                          East Capitalization Weighted Index, which
                          includes stocks of companies located, or
                          whose stocks are traded on exchanges in, 20
                          European and Pacific Basin countries.
  ------------------------------------------------------------------------------
  BONDS                   Bond index funds including the Nationwide
                          Bond Index Fund.
                          The Nationwide Bond Index Fund seeks to
                          track the Lehman Brothers Aggregate Bond
                          Index, which includes a broad-based mix of
                          U.S. investment-grade bonds with maturities
                          greater than one year.
  ------------------------------------------------------------------------------
  SHORT-TERM INVESTMENTS  GARTMORE MORLEY ENHANCED INCOME FUND.
                          The Gartmore Morley Enhanced Income Fund seeks to provide a high level of current income while preserving capital and minimiz-ing market fluctuations in an investor's account value by investing in high-grade debt securities.

                          GARTMORE MONEY MARKET FUND.The Gartmore
                          Money Market Fund seeks as high a level of current income as is consistent with the preser-vation of capital and maintenance of liquidity by investing in money market obligations.

                          NATIONWIDE CONTRACT. The Nationwide
                          Contract is a non-registered fixed interest contract issued by Nationwide Life Insurance Company and has a stable principal value.

The Funds may invest in other index funds chosen to complement the Gartmore Funds and to further diversify each Fund.

The Underlying Funds and short-term investments in which the Funds invest may be changed at any time based on the portfolio management team's judgement.

Below are the current specific target allocations for each Fund.

GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND (THE AGGRESSIVE FUND)

The Aggressive Fund will pursue its goal of maximizing total investment return primarily by seeking growth of capital. The Aggressive Fund's allocation focuses on stock investments, both U.S. and international. The Aggressive Fund is generally appropriate for aggressive investors comfortable with risk, investors with long time horizons or investors who want to maximize long-term returns and who have a higher tolerance for possible short-term losses. Shorter term alloca-

FUND SUMMARIES
================================================================================


tions may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

Asset Classes                                              Target Allocation Mix
--------------------------------------------------------------------------------
U.S. Stocks                                                                  65%
  Large Cap Stocks                                            40%
  Mid Cap Stocks                                              15%
  Small Cap Stocks                                            10%
International Stocks                                                         30%
Bonds                                                                         5%
================================================================================
TOTAL ALLOCATION                                                            100%

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND (THE MODERATELY AGGRESSIVE FUND)

The Moderately Aggressive Fund will pursue its goal of maximizing total investment return primarily by seeking growth of capital, but also income. The Moderately Aggressive Fund's allocation is weighted toward stock investments, while including some bonds and shortterm investments to reduce volatility. The Moderately Aggressive Fund is generally appropriate for aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

Asset Classes                                              Target Allocation Mix
--------------------------------------------------------------------------------
U.S. Stocks                                                                  55%
  Large Cap Stocks                                         35%
  Mid Cap Stocks                                           15%
  Small Cap Stocks                                          5%
International Stocks                                                         25%
Bonds                                                                        15%
Short-Term Investments                                                        5%
================================================================================
TOTAL ALLOCATION                                                            100%

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND (THE MODERATE FUND)

The Moderate Fund will pursue its goal of maximizing total investment return by seeking growth of capital and income. The Moderate Fund's allocation is weighted toward stock investments while including a substantial portion in bonds and short-term investments to add income and reduce volatility. The Moderate Fund is generally appropriate for investors who have a lower tolerance for risk than more aggressive investors and are seeking both growth and income, who have a longer time horizon, or who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns. Shorter term allocation may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

Asset Classes                                              Target Allocation Mix
--------------------------------------------------------------------------------
U.S. Stocks                                                                  45%
  Large Cap Stocks                                         30%
  Mid Cap Stocks                                           10%
  Small Cap Stocks                                          5%
International Stocks                                                         15%
Bonds                                                                        25%
Short-Term Investments                                                       15%
================================================================================
TOTAL ALLOCATION                                                            100%

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND (THE MODERATELY CONSERVATIVE FUND)

The Moderately Conservative Fund will pursue its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Moderately Conservative Fund's allocation is weighted toward bond investments and short-term investments while including substantial stock investments for long term growth. The Moderately Conservative Fund is generally appropriate for investors who have a lower tolerance for risk and whose primary goal is income, who have a shorter time horizon or who are willing to accept some market volatility in exchange for greater potential income and growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

Asset Class                                                Target Allocation Mix
--------------------------------------------------------------------------------
U.S. Stocks                                                                  30%
  Large Cap Stocks                                         20%
  Mid Cap Stocks                                           10%
International Stocks                                                         10%
Bonds                                                                        35%
Short-Term Investments                                                       25%
================================================================================
Total Allocation                                                            100%

================================================================================


GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND (THE CONSERVATIVE FUND)

The Conservative Fund will pursue its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Conservative Fund's allocation focuses on bonds and short-term investments while including some stock investments for long-term growth. The Conservative Fund is generally appropriate for investors who have a low tolerance for risk and whose primary goal is income, who have a short time horizon, or who are not willing to accept much risk, but still seek a small amount of growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

Asset Classes                                              Target Allocation Mix
--------------------------------------------------------------------------------
U.S. Stocks                                                                  15%
  Large Cap Stocks                                          10%
  Mid Cap Stocks                                             5%
International Stocks                                                          5%
Bonds                                                                        35%
Short-Term Investments                                                       45%
================================================================================
TOTAL ALLOCATION                                                            100%


PRINCIPAL RISKS

Because the value of your investment in a Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

FUND RISK

PERFORMANCE RISK. The assets of each Fund are invested in Underlying Funds and short-term investments, which means that the investment performance of each Fund is directly related to the investment performance of these underlying investments held by the Fund. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund's assets among the underlying investments and the ability of an underlying investment to meet its own investment objective. It is possible that an underlying investment will fail to execute its investment strategies effectively. As a result, an underlying investment may not meet its investment objective, which would affect a Fund's investment performance. There can be no assurance that the investment objective of any Fund or any underlying investment will be achieved.

ASSET ALLOCATION RISK. Because the Underlying Funds and shortterm investments represent different asset classes, each Fund is subject to different levels and combinations of risk, depending on the particular Fund's asset allocation. As described below, each Fund is subject in varying degrees to stock market risk, bond market risk (primarily interest rate risk and credit risk), selection risk, non-diversified fund risk, the risk of inflation and foreign risk.

RISKS OF THE UNDERLYING INVESTMENTS

The following are risks applicable to the underlying investments and the corresponding asset classes. The greater a Fund's investment in a particular asset class, the greater the impact to the Fund of the risks related to the class. For example, the Aggressive Fund, the Moderately Aggressive Fund and the Moderate Fund will be more impacted by stock market risk because more of their assets will be invested in U.S. and International Stocks while the Moderately Conservative Fund and the Conservative Fund will be more impacted by credit risk and interest rate risk because more of their assets will be invested in debt securities.

GENERAL RISKS

SELECTION RISK (ALL ASSET CLASSES). Selection risk is the risk that an index fund's investments, which may not fully replicate the index, may perform differently from securities in the index.

NON-DIVERSIFIED FUND RISK (ALL ASSET CLASSES EXCEPT SHORT-TERM INVESTMENTS). Generally, index funds are non-diversified funds which means that each may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, an Underlying Fund's risk is increased because each investment has a greater effect on the Underlying Fund's performance. This helps the Underlying Fund's performance when its investments are successful, but also hurts the Underlying Fund's performance when its investments are unsuccessful.

RISKS OF U.S. STOCKS AND INTERNATIONAL STOCKS

STOCK MARKET RISK (U.S. STOCKS AND INTERNATIONAL STOCKS).

Stock market risk is the risk that a Fund could lose value if the individual stocks in which the Underlying Funds have invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a

FUND SUMMARIES
================================================================================


particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID/SMALL CAP RISK (MID CAP STOCKS AND SMALL CAP STOCKS).

To the extent an Underlying Fund invests in securities of small or medium-size capitalization companies, such Underlying Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of mediumsize and small companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK (INTERNATIONAL STOCKS). To the extent an Underlying Fund invests in foreign securities, its investments involve special risks which are not associated with U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent an Underlying Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies, and less established markets.

RISKS OF BONDS

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.

Securities in which an Underlying Fund or short-term investment will invest, will generally be rated within the top four rating categories by a rating agency. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Obligations rated in the fourth highest rating category by any rating agency are considered medium-grade securities. Mediumgrade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

RISKS OF SHORT-TERM INVESTMENTS.

The risks that apply to bonds, as described above, also apply to short-term investments, but to a lesser degree. This is because the short-term investments are investing in shorter-term and often higher quality investments.

PERFORMANCE

No performance information is provided because the Funds did not commence operations until December 14, 2001.

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Funds.

Shareholder Fees(1)                    Moderately               Moderately
(paid directly from       Aggressive   Aggressive   Moderate  Conservative     Conservative
your investment)                Fund         Fund       Fund          Fund             Fund
-------------------------------------------------------------------------------------------

                                None         None       None          None             None

Annual Fund Operating                  Moderately               Moderately
Expense (deducted from    Aggressive   Aggressive   Moderate  Conservative     Conservative
Fund assets)                    Fund         Fund       Fund          Fund             Fund
-------------------------------------------------------------------------------------------
Management Fees(2)             0.13%        0.13%      0.13%          0.13%          0.13%

Distribution and/or
Service (12b-1) Fees           0.25%        0.25%      0.25%          0.25%          0.25%

Other Expenses(3)              0.63%        0.63%      0.63%          0.63%          0.63%
-------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             1.01%        1.01%      1.01%          1.01%          1.01%

Amount of Fee
Waivers/Expense
Reimbursements                 0.40%        0.40%      0.40%          0.40%          0.40%
-------------------------------------------------------------------------------------------
NET EXPENSES AFTER             0.61%        0.61%      0.61%          0.61%          0.61%
WAIVERS(4)

---------------

1 Sales charges and other expenses are imposed by variable annuity contracts or variable life insurance policies when the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

2 Each Fund commenced operations on December 14, 2001. Because the Fund has not operated for one year, the management fee represents the fee which is payable to Gartmore Mutual Fund Capital Trust ("GMF"), the Funds' investment adviser, under its contract with the Funds.

3 As new funds, these are estimates for the current fiscal year ending December 31, 2002. These estimates do not take into account the expense limitation agreement between the Funds and GMF.

4 GMF and the Funds have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2003. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. Each Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first three years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of a Fund with other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 Year            3 Years
--------------------------------------------------------------------------------
Aggressive Fund                                $62               $282
Moderately Aggressive Fund                     $62               $282
Moderate Fund                                  $62               $282
Moderately Conservative Fund                   $62               $282
Conservative Fund                              $62               $282


DIRECT AND INDIRECT EXPENSES PAID WHEN YOU INVEST IN THE FUNDS

When one of the Funds is chosen as an investment option within variable life insurance policies or variable annuity contracts (collectively, variable insurance contracts), the contractholder will be responsible for direct expenses charged by the variable insurance contract, as well as the indirect expenses of the Fund and the Underlying Funds. In this structure, each Fund, therefore, indirectly bears a proportionate share of the applicable expenses of the Underlying Funds (including management fees) because the Fund invests primarily in Underlying Funds and is a shareholder of the Underlying Funds. The Underlying Fund fees are in addition to the fees and expenses described in the Funds' fee tables above and those included in the prospectus for the variable insurance contract, and may change from time to time. Depending on which Underlying Funds are held by the Fund and in what proportion, the fees will vary over time. However, in order to give you an idea of what the fees for the Underlying Funds might be, we have calculated each Fund's combined average expense ratio, using the expense ratios after fee waivers and reimbursements of the Underlying Funds as of May 1, 2002, and each Fund's target allocation as described above. Based on these hypothetical assumptions, the combined average expense ratio for the Underlying Funds which would have been borne indirectly by each of the Funds would have been the following:

Aggressive Fund                                                            0.29%
Moderately Aggressive Fund                                                 0.29%
Moderate Fund                                                              0.28%
Moderately Conservative Fund                                               0.28%
Conservative Fund                                                          0.28%
Expenses will differ when a Fund's allocation moves from its target allocation.

MORE ABOUT THE FUNDS
================================================================================


PURPOSE OF THE INVESTOR DESTINATIONS SERIES

The Funds are designed:

- To help achieve an investor's retirement savings objectives through asset allocation.
-    To maximize long-term total returns at an acceptable level of risk.
-    To allow for easy asset allocation.

In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances. Through exchanges among the Funds, investors can adjust their investment strategies when one or more of these factors change. Most investors usually move into more conservatively managed Funds as they near retirement or other investment goals.

PRINCIPAL INVESTMENT STRATEGIES

The Gartmore GVIT Investor Destinations Series are designed to provide diversification across major asset classes based on an investor's time horizon as described in the Fund Summaries.

Set forth below is each Fund's target allocation for its underlying investments. Actual allocation may vary over short periods; however, the strategy should generally approximate the target allocation.

                                          Moderately                Moderately
Underlying Aggressive        Aggressive   Aggressive   Moderate   Conservative     Conservative
Investments Fund                   Fund         Fund       Fund           Fund             Fund
-----------------------------------------------------------------------------------------------
U.S. STOCKS:
Large Cap Index Funds                40%          35%        30%            20%            10%

Nationwide Mid Cap
Market Index Fund                    15%          15%        10%            10%             5%

Nationwide Small Cap
Index Fund                           10%           5%         5%             0%             0%

INTERNATIONAL STOCKS:
Nationwide International
Index Fund                           30%          25%        15%            10%             5%

BONDS:
Nationwide Bond Index Fund            5%          15%        25%            35%            35%

SHORT-TERM INVESTMENTS:
Gartmore Morley
  Enhanced Income Fund                0%         2.5%       7.5%          12.5%            20%

Gartmore Money
  Market Fund                         0%           0%         0%             0%             5%

Nationwide Contract                   0%         2.5%       7.5%          12.5%            20%
==============================================================================================
TOTAL ALLOCATION 100%               100%         100%       100%           100%           100%

================================================================================


ASSET CLASSES AND UNDERLYING INVESTMENTS OF THE FUNDS

The asset classes present varying degrees of potential investment risks and rewards based upon their own investment objectives and strategies. A Fund will be impacted by these risks depending on the extent to which it invests in an asset class. Please refer to "Risks of the Underlying Investments" on page 5, for a discussion of some of these risks. Additional information about the investment strategies and the risks of the Funds is included above and in the Statement of Additional Information (SAI).

An investor generally could invest in an Underlying Fund directly. Because an investor is investing indirectly through the Gartmore GVIT Investor Destinations Series, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees) as well as the expenses of the Fund. Although the Funds will charge a 12b-1 fee, the Underlying Funds, Gartmore Money Market Fund and Gartmore Morley Enhanced Income Fund will not charge any frontend sales load, contingent deferred sales charge or 12b-1 fee when selling shares to the Funds so there is no duplication of these fees or charges. There is also no front-end sales load, contingent deferred sales charge or 12b-1 fee on the Nationwide Contract.

The following is a description of the underlying investments for each asset class. Each Fund may invest in these underlying investments as provided in its target allocation mix.

U.S. STOCKS - LARGE CAP STOCKS

The Funds may invest in the NATIONWIDE S&P 500 INDEX FUND (S&P 500 INDEX FUND). The S&P 500 Index Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500(1) Composite Stock Price Index. The S&P 500 is a marketed-weighted index composed of 500 selected common stocks chosen by Standard & Poor's (S&P) based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

The S&P 500 Index Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500.

The S&P 500 Index Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500. The S&P 500 Index Fund does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. Because the S&P 500 Index Fund seeks to invest in assets whose performance matches the performance of the S&P 500, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The S&P 500 Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The S&P 500 Index Fund may also engage in securities lending.

The Funds may also invest in one or more other large cap index funds which seek to match the performance of the S&P 500.

U.S. STOCKS - MID CAP STOCKS

The Funds may invest in the NATIONWIDE MID CAP MARKET INDEX FUND (MID CAP INDEX
FUND). The Mid Cap Index Fund seeks to match the performance of the Standard & Poor's Mid Cap 400 Index (S&P 400) as closely as possible before the deduction of Fund expenses. The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is a market-weighted index and is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

The Mid Cap Index Fund invests in the common stocks in the S&P 400 in roughly the same proportions as their weightings in the S&P 400 and in derivative instruments linked to the S&P 400. The Mid Cap Index Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400. At those times, the Mid Cap Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 400 as a whole. Because the Mid Cap Market Index Fund seeks to invest in assets whose performance matches the performance of the S&P 400, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Mid Cap Index Fund may also engage in securities lending.

The Funds may also invest in other mid cap index funds which seek to match the performance of the S&P 400.


---------------
1 "Standard & Poor's", "S&P", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the SAI.

MORE ABOUT THE FUNDS
================================================================================


U.S. STOCKS - SMALL CAP STOCKS

The Funds may invest in the NATIONWIDE SMALL CAP INDEX FUND (SMALL CAP INDEX
FUND). The Small Cap Index Fund seeks to match the performance of the Russell 2000 Index (Russell 2000) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by smaller-capitalization U.S. companies in a wide range of businesses. The Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Small Cap Index Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Small Cap Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. Because the Small Cap Index Fund seeks to invest in assets whose performance matches the performance of the Russell 2000, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Small Cap Index Fund may also engage in securities lending.

The Funds may also invest in other small cap index funds which seek to match the performance of the Russell 2000.

INTERNATIONAL STOCKS

The Funds may invest in the NATIONWIDE INTERNATIONAL INDEX FUND (INTERNATIONAL INDEX FUND). The International Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE Index) as closely as possible before the deduction of Fund expenses. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE index are selected from among the larger capitalization companies in these markets. The weighting of the EAFE index is based on the market capitalization of each of the countries in the index.

The International Index Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The International Index Fund may not invest in all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as in the EAFE Index. The International Index Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. Because the International Fund seeks to invest in assets whose performance matches the performance of the EAFE Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The International Index Fund may also engage in securities lending.

The Funds may also invest in other international index funds which seek to match the performance of the EAFE Index.

BONDS

The Funds will invest in the NATIONWIDE BOND INDEX FUND (BOND INDEX FUND). The Bond Index Fund seeks to match the performance of the Lehman Brothers Aggregate Bond Index (Aggregate Bond Index) as closely as possible before the deduction of Bond Index Fund expenses. The Aggregate Bond Index is composed primarily of dollardenominated investment grade bonds of different types.

The Bond Index Fund invests in a statistically selected sample of bonds that are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Bond Index Fund may not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Bond Index Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks in the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of dollar-denominated investment grade bonds, including bonds issued by the U.S. Government and foreign governments and their agencies, and bonds issued by the U.S. or foreign companies, among others. Because the Bond Index Fund seeks to invest in assets whose performance matches the performance of the Aggregate Bond Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Bond Index Fund may also engage in securities lending.

The Funds may also invest in other bond index funds which seek to match the performance of the Aggregate Bond Index.

SHORT-TERM INVESTMENTS

EACH FUND MAY INVEST IN THE FOLLOWING SHORT-TERM INVESTMENTS:

THE GARTMORE MORLEY ENHANCED INCOME FUND (ENHANCED INCOME FUND) seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor's account value. To achieve its goals, under normal market conditions, the Enhanced Income Fund invests primarily in high-grade debt secu-

================================================================================


rities issued by the U.S. government and its agencies, as well as by corporations. The Enhanced Income Fund also purchases mortgagebacked and asset-backed securities. The debt securities in which the Enhanced Income Fund invests pay interest on either a fixed-rate or variable-rate basis. The Enhanced Income Fund will be managed so that its duration, which is a measure of the expected life of the Enhanced Income Fund's portfolio on a present value basis reflecting both principal and interest payments, will not exceed two years. The Enhanced Income Fund may also enter into futures or options contracts solely for the purpose of adjusting the duration of the Fund to minimize fluctuation of the Fund's market value.

Depending on market conditions, the Enhanced Income Fund may also enter into book value maintenance agreements (wrap contracts) with one or more highly rated financial institutions for the purpose of maintaining some of the Enhanced Income Fund's assets at a stable book value.

When selecting securities for the Fund, the Enhanced Income Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Enhanced Income Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund or to take advantage of more favorable opportunities.

The Enhanced Income Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the potential availability and use of wrap contracts will enable the Enhanced Income Fund to meet its investment objective of limited fluctuation of the Enhanced Income Fund's net asset value, although there can be no guarantee that the Fund will meet its objectives.

GARTMORE MONEY MARKET FUND. The Gartmore Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less, including corporate obligations, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, and the obligations of U.S. banks and U.S. branches of foreign banks if they are denominated in U.S. dollars. The Gartmore Money Market Fund may also invest in floating-and adjustable-rate obligations and asset-backed commercial paper. Typically, the Gartmore Money Market Fund's dollar-weighted average maturity will be 90 days or less.

The Gartmore Money Market Fund invests in securities which its portfolio manager believes to have the best return potential. Because the Gartmore Money Market Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs to maintain target allocations and to take advantage of more favorable opportunities.

THE NATIONWIDE CONTRACT. Each of the Funds (except the Aggressive Fund) will invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount of the Nationwide Contract is also guaranteed. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, the portfolio management team believes that the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

OTHER INVESTMENT TECHNIQUES

The SAI contains additional information about the Funds, the Underlying Funds, and the short-term investments including other investment techniques. To obtain a copy of the SAI, see the back cover page of the Prospectus.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, certain Underlying Funds may invest up to 100% of its assets in cash or money market obligations. Should this occur, an Underlying Fund may not meet its investment objectives and may miss potential market upswings.

MANAGEMENT
================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and advises mutual funds. As of December 31, 2001, GMF and its affiliates had approximately $25.5 billion in assets under management of which approximately $14 billion was managed by GMF.

GMF initially allocates each Fund's assets among the underlying investments as described above. GMF also monitors these allocations and the assumptions upon which they were made GMF also monitors market conditions and other factors that could influence these allocations.

The annual management fee payable by the Funds to GMF, expressed as a percentage of the Funds' average daily net assets, is as follows:

Fund                                                                         Fee
--------------------------------------------------------------------------------
The Aggressive Fund                                                        0.13%
The Moderately Aggressive Fund                                             0.13%
The Moderate Fund                                                          0.13%
The Moderately Conservative Fund                                           0.13%
The Conservative Fund                                                      0.13%

Each Fund, as a shareholder of the underlying investments, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying investments. GMF believes, and the Board of Trustees has determined, that the management fees paid by the Funds are for services that are in addition to - not duplicative of - the services provided to the underlying investments. These services include the asset allocation and monitoring functions provided by GMF.

Each Fund is managed by a team of portfolio managers and research analysts from GMF.

BUYING AND SELLING FUND SHARES
================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company (collectively "Nationwide"), to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). In the future shares may be sold to separate accounts of other insurance companies. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

In the future, the Funds may sell shares to separate accounts of other unaffiliated insurance companies as well as to Nationwide. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees of the Funds intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Securities, Inc. (formerly Nationwide Advisory Services, Inc. ). It is anticipated that Gartmore Distribution Services, Inc. will be the Funds' distributor after May 1, 2002.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares. Generally, NAV is determined by dividing the total market value of the securities owned by the Fund, less its liabilities, by the total number of its outstanding shares.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

A Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell, or exchange shares
-    Changes in the value of a Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA) as the Funds' administrator or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of the Funds may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists.

A Fund may delay any exchange, transfer or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

BUYING AND SELLING FUND SHARES
================================================================================


DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling those shares and providing shareholder services. Under that Distribution Plan, a Fund pays its distributor, from its shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the shares' daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES
================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Funds' net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Funds. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders at least annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591.2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS
================================================================================


The financial highlights table is intended to help you understand a Fund's financial performance for the period of a Fund's operation. Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statement, is included in the annual report, which is available upon request.

                                                             GARTMORE                        GARTMORE
                                            GARTMORE           GVIT          GARTMORE          GVIT          GARTMORE
                                              GVIT           INVESTOR          GVIT          INVESTOR          GVIT
                                            INVESTOR        DESTINATIONS     INVESTOR      DESTINATIONS      INVESTOR
                                           DESTINATIONS     MODERATELY     DESTINATIONS     MODERATELY     DESTINATIONS
                                            AGGRESSIVE      AGGRESSIVE       MODERATE      CONSERVATIVE    CONSERVATIVE
                                               FUND            FUND            FUND            FUND            FUND
                                           ------------    ------------    ------------    ------------    ------------
                                           PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                                           DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                             2001(a)         2001(a)          2001(a)         2001(a)         2001(a)
                                           ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                      $     10.00   $       10.00   $       10.00   $       10.00   $       10.00
                                           ------------    ------------    ------------    ------------    ------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                    0.02            0.02            0.02            0.03            0.02
  Net realized and unrealized gains
   (losses) on investments                        0.11            0.09            0.06            0.04            0.01
                                           ------------    ------------    ------------    ------------    ------------
     Total investment activities                  0.13            0.11            0.08            0.07            0.03
                                           ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS:
  Net investment income                          (0.02)          (0.02)          (0.02)          (0.03)          (0.02)
                                           ------------    ------------    ------------    ------------    ------------
      Total distributions                        (0.02)          (0.02)          (0.02)          (0.03)          (0.02)
                                           ------------    ------------    ------------    ------------    ------------
Net increase (decrease)
  in net asset value                              0.11            0.09            0.06            0.04            0.01
                                           ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE -
  END OF PERIOD                            $     10.11     $     10.09     $     10.06     $     10.04     $     10.01
                                           ============    ============    ============    ============    ============
Total Return                                      1.31%(b)        1.12%(b)        0.84%(b)        0.65%(b)        0.34%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)         $       506     $       505     $       504     $       503     $       502
Ratio of expenses to average net assets           0.61%(c)        0.61%(c)        0.61%(c)        0.61%(c)        0.61%(c)
Ratio of net investment income
  (loss) to average net assets                    4.36%(c)        4.56%(c)        4.42%(c)        4.56%(c)        4.39%(c)
Ratio of expenses to average net assets*         24.83%(c)       24.85%(c)       24.86%(c)       24.88%(c)       24.89%(c)
Portfolio turnover                               10.90%          11.10%           0.74%           0.60%           0.40%

--------------------------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) For the period from December 12, 2001 (commencement of operations) through December 31, 2001.

(b)  Not Annualized.

(c)  Annualized.

                      [This Page Left Blank Intentionally]

================================================================================


INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213



GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com                                              FND-0014 5/02

Gartmore Variable Insurance Trust
(formerly Nationwide(R) Separate Account Trust )


PROSPECTUS

May 1, 2002

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

-    Nationwide(R) GVIT Strategic Value Fund
    (formerly Nationwide(R) Strategic Value Fund)
    (Class I Shares)

TABLE OF CONTENTS
================================================================================

FUND SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Principal Investments and Techniques
Principal Risks
Temporary Defensive Positions

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
Management's Discussion of Fund Performance
Investment Adviser
Subadviser

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . .  9
Who Can Buy Class I Shares of the Fund
Purchase Price
Selling Shares
Restrictions on Sales

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

ADDITIONAL INFORMATION BACK COVER

FUND SUMMARY
================================================================================


This prospectus provides information about the Nationwide GVIT Strategic Value Fund (formerly the Nationwide Strategic Value Fund) (the "Fund") offered by Gartmore Variable Insurance Trust (the "Trust") (formerly Nationwide Separate Account Trust). The following sections summarize key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page 6. "You" and "your" refer to both direct shareholders and contract holders who invest in the Fund indirectly through their variable annuity contracts and/or variable life insurance policies (collectively, "variable insurance contracts").

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT THE FUND

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable insurance contract or variable life insurance policy (each, a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

FUND LIQUIDATIONS The Board of Trustees of Gartmore Variable Insurance Trust has voted to liquidate the Fund once Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, Nationwide) substitute the Fund out of its variable insurance products. It is anticipated that the Fund will be liquidated by the end of the third quarter of 2002.

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund's primary investment objective is long-term capital appreciation, and portfolio securities are selected primarily with a view to achievement of this objective.

Gartmore Mutual Fund Capital Trust ("GMF"), the Fund's investment adviser, has selected Strong Capital Management, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund invests primarily in common stocks of medium and large-size companies. The subadviser selects stocks of companies that have attractive growth prospects, but are believed to be underpriced. This determination is based on an analysis of a company's "private market value," or, the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The private market value is based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. To a limited extent, the Fund may also invest in foreign securities. The subadviser may sell a stock when it is believed the price no longer compares favorably with the company's private market value.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of medium-size companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page 6.

================================================================================
FUND SUMMARY


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that may be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES1:

[GRAPHIC OMMITED]

1998        0.40%
1999        3.10%
2000        7.60%
2001       -3.30%

Best Quarter:        26.4%          4th Qtr. of 1998
Worst Quarter:      -22.9%          3rd Qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:


                                   ONE       SINCE
                                   YEAR    INCEPTION(2)
                                  -------  ------------
The Fund (Class I Shares)(1)      -3.26%         0.70%
The S&P 500 Index(3)              -11.88%        7.02%

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operations on October 31, 1997.

3 The Standard & Poor's 500 Index - an unmanaged index of 500 widelyheld stocks of large U.S. companies - gives a broad look at ho


FEES AND EXPENSES- CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.


Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                                        None
-------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees                                         0.90%
Other Expenses(3)                                       0.34%
================================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES(2)                                 1.24%

----------------
1 Sales charges and other expenses will be imposed by variable insurance contracts when the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts.

2 GMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.00%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                             -------  --------  --------  ---------
Class I                      $   126  $    393  $    681  $   1,500

MORE ABOUT THE FUND
================================================================================


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following additional principal investments and techniques to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. For information on how to obtain a copy of the SAI, see the back cover.

PRINCIPAL RISKS

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These special risks can increase the chances that the Fund will lose money.

COUNTRY. General securities market movements in any country in which the Fund has investments are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

FOREIGN MARKETS. The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Fund can earn on its investments.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's subadviser to completely and accurately determine a company's financial condition.

Currency. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain cash to pay such dividends.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Fund may hold up to 100% of its assets in cash or money market obligations. Should this occur, the Fund may not meet its investment objectives and may miss potential market upswings.

MANAGEMENT
================================================================================


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Fund for the year ended December 31, 2001. This discussion provides an overview of the economy and how it affected the Fund during the year. It also provides a look into the current and future investment techniques and strategies of the Fund from the perspective of the portfolio manager.

NATIONWIDE GVIT STRATEGIC VALUE FUND

How did the Fund perform against its benchmark? For the year ended December 31, 2001, the Nationwide GVIT Strategic Value Fund returned -3.26% versus -11.88% for its benchmark, the S&P 500 Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE? Despite all the turmoil going on in the stock market, 2001 proved to be a good year for the Fund (relative to the Index). The strong absolute and relative performance achieved during the first half of the year was primarily due to some good stock picks, while sector allocation played a less-significant role.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE? We anticipated a strong 2001 January Small Cap Effect, and we added some new names to the Fund's portfolio. These new entrants had fallen to very cheap levels, and we believed that they represented upside potential. We also added to some of our existing positions that had fallen during the fourth quarter of 2000.

Throughout the summer, we gradually reduced and eliminated positions we felt were fully valued or that lacked sufficient positive dynamic to retain. Energy positions were increased significantly. However, the timing was a little early, given the drop in energy prices during May and June, which hampered results.

The final quarter produced a tremendous rebound in stock prices as investors focused on the successes in Afghanistan and economic news that suggested an approaching recovery. The small-capitalization asset class performed especially well in the fourth quarter, as smaller companies have generally been more levered to benefit from an approaching economic turnaround.

The Fund continued to emphasize energy and precious metals in the latter half of the year. We also remain optimistic about the basic industry sector, which may benefit greatly from an approaching economic rebound. In addition, we have been finding opportunities within medical and health care-related technology stocks and will thus emphasize those areas. However, technology will likely remain at a market-neutral weighting because of higher valuations and fewer opportunities in other technology segments.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE? For several years, the market favored large companies, especially large growth. During that period, small caps were largely ignored and undervalued. Despite recent advances by the group, we feel that the asset class remains undervalued, and many opportunities for active management remain. With many other groups displaying valuations that are high by historical standards, we feel that small-cap value is poised to benefit from both renewed investor interest as well as the approaching economic recovery.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                   GVIT STRATEGIC VALUE FUND (CLASS I SHARES)
                        AND THE S&P 500 INDEX INDEX(1,2)

                                [GRAPHIC OMITTED]

     Nationwide GVIT Strategic Value Fund     S&P 500 Index

                         10/31/1997    10000    10000
                         12/31/1997    10160    10640
                         12/31/1998    12000    13690
                         12/31/1999     9889    16565
                         12/31/2000    10642    15087
                         12/31/2001    10295    13295

                    GVIT STRATEGIC VALUE FUND-CLASS I SHARES
                           AVERAGE ANNUAL TOTAL RETURN
                         PERIODS ENDED DECEMBER 31, 2001


                              1 Year      Life(3)
                              ------     --------

                              -3.26%       0.70%

-----------------
1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Standard & Poor's 500 Index - an unmanaged index of 500 widelyheld stocks of large U.S. companies - gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

3    The Nationwide GVIT Strategic Value Fund commenced operations October 31,
     1997.

Past performance is not predictive of future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

================================================================================


INVESTMENT ADVISER

GMF, 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trustees, GMF allocates the Fund's assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. GMF is also authorized to select and place portfolio investments on behalf of the Fund; however, GMF does not intend to do so at this time. GMF was organized in 1999, and manages mutual fund assets. As of December 31, 2001, GMF and its affiliates had approximately $25.5 billion in assets under management, of which approximately $14 billion was managed by GMF.

The Fund pays GMF a management fee, which is based on the Fund's average daily net assets. The total management fee paid by the Fund for the year ended December 31, 2001 - expressed as a percentage of the Fund's average daily net assets - was 0.90%.

SUBADVISER

Subject to the supervision of GMF and the Trustees, the subadviser will manage a portion of a Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of the Fund's assets allocated to it, the subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

STRONG CAPITAL MANAGEMENT, INC. (STRONG), P.O. Box 2936, Milwaukee, Wisconsin 53201, is the subadviser for the Fund. Strong was formed in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $47 billion as of December 31, 2001.

Out of its management fee, GMF paid Strong an annual subadvisory fee, based on the Fund's average daily net assets, of 0.50%. Prior to March 12, 2001, Schafer Capital Management Inc. managed the Nationwide GVIT Strategic Value Fund through a subcontract with Strong.

PORTFOLIO MANAGER: Richard T. Weiss is primarily responsible for the Nationwide GVIT Strategic Value Fund's portfolio. Mr. Weiss joined Strong in 1991 and has over 25 years of investment experience. He also manages the Strong Opportunity Fund and Strong Opportunity Fund II. He is also a member of Strong's Executive Committee.

BUYING AND SELLING FUND SHARES
================================================================================


WHO CAN BUY CLASS I SHARES OF THE FUND

Shares of the Fund are currently sold to separate accounts of Nationwide Life Insurance Company or its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company (collectively "Nationwide"), to fund benefits payable under variable life insurance contracts. Shares are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine which Funds are available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

The distributor for the Fund is Nationwide Securities, Inc. It is anticipated that Gartmore Distribution Services, Inc. will become the Fund's distributor after May 1, 2002.

PURCHASE PRICE

The purchase price of each share of the Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of the Fund's shares. Generally, NAV is determined by dividing the total market value of the securities owned by the Fund, less its liabilities, by the total number of its outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell, or exchange shares; or
-    Changes in the value of a Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Fund's administrator or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists. The Fund may delay any exchange, transfer or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

DISTRIBUTIONS  AND  TAXES
================================================================================


DIVIDENDS  AND  DISTRIBUTIONS

Substantially all of the Funds net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by the Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

FINANCIAL HIGHLIGHTS
================================================================================


The financial highlights table is intended to help you understand the Funds financial performance for the period of the Funds operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds financial statements, is included in the annual report, which is available upon request.

                                                                  NATIONWIDE STRATEGIC VALUE FUND
                                                             (FORMERLY NATIONWIDE STRATEGIC VALUE FUND)
                                                                            CLASS I SHARES
                                             ------------------------------------------------------------------------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(A)           2000            1999            1998          1997(B)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       10.04   $        9.41   $       10.12   $       10.15   $       10.00
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.05            0.08            0.09            0.07            0.01
  Net realized and unrealized gains
    (losses) on investments                          (0.38)           0.63           (0.41)          (0.03)           0.15
                                             --------------  --------------  --------------  --------------  --------------
        Total investment activities                  (0.33)           0.71           (0.32)           0.04            0.16
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.05)          (0.08)          (0.08)          (0.07)          (0.01)
  Net realized gains                                 (0.01)              -           (0.14)              -               -
  In excess of net realized gains                        -               -           (0.17)              -               -
                                             --------------  --------------  --------------  --------------  --------------
        Total distributions                          (0.06)          (0.08)          (0.39)          (0.07)          (0.01)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value           (0.39)           0.63           (0.71)          (0.03)           0.15
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $        9.65   $       10.04   $        9.41   $       10.12   $       10.15
                                             ==============  ==============  ==============  ==============  ==============

Total Return                                        (3.26%)           7.61%         (3.07%)           0.39%           1.63%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $      22,739   $      26,272   $      17,254   $      15,279   $       1,469
Ratio of expenses to average net assets               1.00%           1.00%           1.00%           1.00%           1.00%(d)
Ratio of net investment income
  (loss) to average net assets                        0.47%           0.90%           0.88%           0.86%           0.96%(d)
Ratio of expenses to average net assets*              1.24%           1.26%           1.22%           1.23%           5.54%(d)
Portfolio turnover                                  154.96%          78.80%         113.30%          68.65%           5.38%

----------------------------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.

(c)  Not annualized.

(d)  Annualized.

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



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



                      [This Page Left Blank Intentionally]

INFORMATION  FROM  GARTMORE  FUNDS


Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN  PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY  MAIL:

Securities  and  Exchange  Commission
Public  Reference  Section
Washington,  D.C.  20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA
THE INTERNET:

www.sec.gov

BY  ELECTRONIC  REQUEST:

publicinfo@sec.gov

THE  TRUSTS  INVESTMENT  COMPANY  ACT  FILE  NO.:  811-3213




GARTMORE  FUNDS

Gartmore  Funds
P.O.  Box  182205
Columbus,  Ohio  43218-2205

www.gartmorefunds.com

GARTMORE  VARIABLE  INSURANCE  TRUST
(FORMERLY NATIONWIDE(R) SEPARATE ACCOUNT TRUST)



-     Gartmore  GVIT  Millennium  Growth  Fund
     (formerly  Gartmore  NSAT  Millennium  Growth  Fund)




PROSPECTUS
MAY 1, 2002

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE  OF  CONTENTS


FUND  SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Objectives  and  Principal  Strategies
Principal  Risks
Performance
Fees  and  Expenses

MORE  ABOUT  THE  FUND . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Principal  Investments  and  Techniques
Principal  Risks
Temporary  Defensive  Positions

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
Management's  Discussion  of  Fund  Performance
Investment  Adviser
Portfolio  Management  Team

BUYING  AND  SELLING  FUND  SHARES . . . . . . . . . . . . . . . . . . . . .   9
Who  Can  Buy  Shares  of  the  Fund
Purchase  Price
Selling  Shares
Restrictions  on  Sales
Distribution  Plan

DISTRIBUTION  AND  TAXES . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Dividends  and  Distributions
Tax  Status

FINANCIAL  HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ADDITIONAL  INFORMATION. . . . . . . . . . . . . . . . . . . . . . . BACK  COVER

FUND  SUMMARY


This prospectus provides information about the Gartmore GVIT Millennium Growth Fund (the Fund) offered by Gartmore Variable Insurance Trust (formerly Nationwide Separate Account Trust) (the "Trust"). The following sections summarize key information about the Fund, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund", beginning on page 6. "You" and "your" refer to both direct shareholders and contract holders who invest in the Fund indirectly through their variable annuity contracts and/or variable life insurance policies (collectively, "variable insurance contracts").

The Fund Summary contains discussions of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.



A  QUICK  NOTE  ABOUT  THE  FUND

This prospectus is designed to help you make informed decisions about one of the investments available under your variable insurance contract. You will find details about how your annuity contract or life insurance policy works in the accompanying prospectus.

The Gartmore GVIT Millennium Growth Fund currently offers two classes of shares:
Class I and Class II shares. This prospectus provides information with respect to both classes. The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 9.

OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The  Fund  seeks  long-term  capital  appreciation.

To achieve its objective, the Fund invests primarily in securities of growth companies that are creating fundamental changes in the economy. Typically, these companies are characterized by new or innovative products, services or processes with the potential to enhance earnings growth. Growth in earnings may lead to an increase in the price of the stock. The Fund can invest in companies of any size but primarily focuses on securities of small to mid sized companies.

In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily perform an assessment of companies focusing on the following characteristics:

-     Global  capacity.
-     Market  leadership.
-     Brand  and  reputation.
-     Management  capability  regarding  innovation,  execution and acquisition.

The  Fund has the ability to have up to 20% of its portfolio in short positions.

It  generally  will  sell  securities  if  the investment adviser believes that:

-    The  price  of  the  security  is  overvalued.
-    The  company's  earnings  are  consistently  lower  than  expected.
-    More  favorable  opportunities  are  identified.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID CAP AND SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

SHORT SALES RISK. Short sales are the sale of a security the Fund does not currently own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at some later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short and the date the Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 6.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The annual total return shown in the bar chart does not include charges that may be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS I SHARES:(1)

[GRAPH OMITTED]

2001     -39.9%

Best quarter:   16.5%, 3rd Qtr. of 2000
Worst quarter: -36.7%, 4th Qtr. of 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

ONE                                         SINCE
YEAR                                        INCEPTION(2)

The Fund (Class I Shares)(1)       -39.89%       -41.80%
The Fund (Class II Shares)(3)      -40.05%       -41.96%
Russell Midcap(R) Growth Index(4)  -20.15%       -26.64%


1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operations on June 30, 2000.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares, as described in the table below.

4 The Russell Midcap(R) Growth Index - an unmanaged index of the stock of medium size U.S. companies - gives a broad look at how the stock prices of medium size U.S. companies have performed. Unlike mutual fund returns, the Russell Midcap(R) Growth Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES- CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS II

Shareholder Fees(1)
  (paid directly from your investment)     None       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          1.03%      1.03%
  Distribution and/or 12b-1 Fees           None       0.25%
  Other Expenses(2)                        0.49%      0.49%
-----------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                         1.52%      1.77%

1    Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

2    GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.40% on Class I shares and 1.65% on Class II shares. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years of the Fund's operations.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although your actual costs may be higher or lower, based on these assumptions the cost would be:


          1 Year   3 Years   5 Years   10 Years

Class I   $   155  $    480  $    829  $   1,813
Class II  $   180  $    557  $    959  $   2,084

MORE  ABOUT  THE  FUND



PRINCIPAL  INVESTMENTS  AND  TECHNIQUES

The Fund may use the following additional principal investments and techniques to increase returns, protect assets or diversify investments. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that its performance will be positive for any period of time.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities-also known as convertibles-including bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a rating agency, or they are not rated at all.

SHORT SALES. In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

PRINCIPAL  RISKS

SMALL CAP RISK. Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

-    Lack  depth  of  management.
-    Lack  a  proven  track  record.
-    Be  unable  to  generate  funds  necessary  for  growth  or  development.
- Be developing or marketing new products or services for which markets are not yet established and may never become established.

-    Market  products  or  services  which  may  become  quickly  obsolete.

Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

TEMPORARY  DEFENSIVE  POSITIONS

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objectives and may miss potential market upswings.

MANAGEMENT


MANAGEMENT'S  DISCUSSION  OF  FUND  PERFORMANCE

The following is management's discussion of the performance of the Fund for the year ended December 31, 2001. This discussion provides an overview of the economy and how it affected the Fund during the year. It also provides a look into the current and future investment techniques and strategies of the Fund from the perspective of the portfolio manager.*

GARTMORE MILLENNIUM GROWTH FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?
For the year ended Dec. 31, 2001, the Gartmore Millennium Growth Fund returned -39.89% versus -20.15% for its benchmark, the Russell Midcap Growth Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE? Continued profit warnings and the extreme volatility afflicting growth stocks throughout the year hurt both absolute and relative (to the Index) performance. Technology and biotechnology stocks contributed the most to the Fund's underperformance, because these stocks were the most volatile throughout the period.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?
In terms of individual holdings, the Fund's top-performers for the year were eBay Inc., the public online auction system, which gained on expanding services and geographies; Lexmark International, Inc., whose focus on the faster-growing laser-printer market was well rewarded; NVIDIA Corp., the graphics processor, which advanced on expected sales growth due to the company's contract to supply Microsoft's new X-box product with its processors; Marvel Technology Group Inc., which gained on the success of its new integrated circuit products; and Mobile Mimi Inc., the portable storage unit maker, which advanced on strong sales from additional units to offer to its well-known clients such as Wal-Mart and the Home Depot.

Technology stocks that detracted from performance included Juniper Networks Inc., QUALCOMM Inc, and Palm Inc. These stocks all were hurt by slowing demand. In addition, Pride International Inc., the oil-driller, fell in conjunction with falling energy prices, while Providian Financial Corp. was hurt by rising consumer loan delinquencies.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE?
We are very optimistic regarding the outlook for emerging growth stocks, because they have historically performed well when the economy is coming out of recessionary periods. In addition, these stocks have very attractive valuations due to the neglect of smaller-capitalization stocks in the latter half of the 1990s.

Regarding economic conditions, we believe that the U.S. economy is positioned for a recovery due to better-than-expected economic data, fiscal and monetary stimulus, low inflation, and solid productivity growth. We expect profits to improve as a result of greater demand, cost-cutting, and some limited pricing power in particular industries.

* Note that Nicholas Ford was added as a co-manager of the Fund in the second half of the year. Mr. Harris will be responsible for all technology-related securities, and Mr. Ford will cover the remaining sectors. Mr. Ford joined Gartmore Investment Management in 1998 as a portfolio manager on the U.S. Equity Team. He has 15 years of investment management experience, and he specializes in small-cap securities.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
              GARTMORE GVIT MILLENNIUM GROWTH FUND (CLASS I SHARES)
                    AND THE RUSSELL MIDCAP(R) GROWTH INDEX(1,2)

--------------------------------------------------------------------------------

                                 [GRAPH OMITTED]

           Gartmore GVIT Millennium Growth Fund  Russell Midcap(R) Growth Index

6/30/2000               $10,000                              $10,000
12/31/2000              $ 7,370                              $ 7,869
12/31/2001              $ 4,430                              $ 6,283

--------------------------------------------------------------------------------

                      GARTMORE GVIT MILLENNIUM GROWTH FUND:
                          Average Annual Total Return
                        Periods ended December 31, 2001

                            1 YEAR   LIFE(3)
                            -------  -------
Class I shares              -39.89%  -41.80%
Class II shares(4)          -40.05%  -41.96%

----------------
1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Russell Midcap(R) Growth Index - an unmanaged index of the stock of medium size U.S. companies - gives a broad look at how the stock prices of medium size U.S. companies have performed. Unlike mutual fund returns, the Russell Midcap(R) Growth Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

3    The Gartmore GVIT Millennium Growth Fund commenced operations June 30,
     2000.

4 These returns are based on the performance of Class I shares of the Fund which was achieved through December 31, 2001. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares.

Past performance is not predictive of future performance.

INVESTMENT  ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. GMF was organized in 1999 and advises mutual funds. As of December 31, 2001, GMF and its affiliates had approximately $25.5 billion in assets under management, including approximately $14 managed by GMF.

The Fund pays GMF a management fee which is based on the Fund's average daily net assets. The total management fee paid by the Fund for the year ended December 31, 2001 - expressed as a percentage of the Fund's net assets - was 1.03%.


PORTFOLIO  MANAGER

Aaron Harris and Nick Ford are co-portfolio managers of the Fund. Mr. Harris has either managed or co-managed the Fund since joining GMF in April 2000. Prior to joining GMF, Mr. Harris was a Portfolio Manager, managing portions of several portfolios for Nicholas-Applegate Capital Management. Mr. Ford began co-managing the Fund in October 2001. Mr. Ford also has the following additional experience:
Investment Manager for Gartmore Investment Management and Gartmore Global Partners (1998 - present), a position which Mr. Ford continues to hold; a director of U.S. Equities at Clerical Medical Investment Group (1996 - 1998); and U.S. Equities Fund Manager for Sun Alliance Investment Management (1995 -
1996).

BUYING  AND  SELLING  FUND  SHARES

WHO  CAN  BUY  SHARES  OF  THE  FUND

Class I shares of the Fund are currently sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company (collectively "Nationwide"), to fund benefits payable under variable insurance contracts. Class II shares of the Fund may be sold to other insurance companies that are not affiliated with Nationwide or the Funds and to certain Nationwide separate accounts if Nationwide or its affiliates provide additional services necessary for it to receive 12b-1 fees. Shares are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if the Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

The Fund sells its Class I shares to separate accounts of Nationwide and may sell its Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. The Fund currently does not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Fund may offer its shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees of the Fund intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in this Fund and shares of another Fund may be substituted. This might force the Fund to sell its securities at disadvantageous prices.

The distributor for the Fund is Nationwide Securities, Inc. It is anticipated that Gartmore Distribution Services, Inc. will become the Fund's distributor after May 1, 2002.

PURCHASE  PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares. Generally, NAV is based on the market value of the assets of the Fund, less its liabilities. The net assets for a class are determined by dividing the total market value of the assets owned by the Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The  Fund  does  not  calculate  NAV  on  the  following  days:

-     New  Year's  Day
-     Martin  Luther  King  Jr.  Day
-     Presidents'  Day
-     Good  Friday
-     Memorial  Day

-     Independence  Day
-     Labor  Day
-     Thanksgiving  Day
-     Christmas  Day
-     Other  days  when  the  New  York  Stock  Exchange  is  not  open.

The  Fund  reserves  the  right  not  to  determine  NAV  when:

-     It  has  not received any orders to purchase, sell, or exchange shares; or
-     Changes  in  the  value  of  a  Fund's  portfolio  do  not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Fund's administrator or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of a Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING  SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS  ON  SALES

Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission). The Fund may delay or refuse any exchange, transfer or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

DISTRIBUTION  PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate the distributor for the Fund for expenses associated with distributing and selling Class II shares and providing shareholder services. Under that Distribution Plan, the Fund pays its distributor, from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS  AND  TAXES


DIVIDENDS  AND  DISTRIBUTIONS

Substantially all of the Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by the Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX  STATUS

The tax treatment of payments made under a variable annuity contract or variable life insurance policy is described in the prospectus for the contract or policy. Generally, the owners of variable annuity contracts and variable life insurance policies are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts and policies will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

FINANCIAL  HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                            GARTMORE GVIT MILLENNIUM GROWTH FUND
                       (FORMERLY GARTMORE NSAT MILLENNIUM GROWTH FUND)
                                       CLASS I SHARES


                                                                YEAR ENDED     PERIOD ENDED
                                                               DECEMBER 31,    DECEMBER 31,
                                                                 2001(a)         2000(b)
                                                              --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                                         $        7.36   $       10.00
                                                              --------------  --------------
INVESTMENT ACTIVITIES:
  NET INVESTMENT INCOME (LOSS)                                        (0.04)          (0.05
  NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS           (2.89)          (2.59)
                                                              --------------  --------------
      TOTAL INVESTMENT ACTIVITIES                                     (2.93)          (2.64)
                                                              --------------  --------------
DISTRIBUTIONS:
  IN EXCESS OF NET REALIZED GAINS                                         -               -
                                                              --------------  --------------
      TOTAL DISTRIBUTIONS                                                 -               -
                                                              --------------  --------------
NET INCREASE (DECREASE) IN NET ASSET VALUE                            (2.93)          (2.64)

NET ASSET VALUE -
  END OF PERIOD                                               $        4.43   $        7.36
                                                              ==============  ==============
TOTAL RETURN                                                         (39.89%)        (26.30%)(c)
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, AT END OF PERIOD (000)                            $       2,217   $       3,682
RATIO OF EXPENSES TO AVERAGE NET ASSETS                                1.40%           1.40% (d)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS           (0.85%)         (1.06%)(d)
RATIO OF EXPENSES TO AVERAGE NET ASSETS*                               4.98%           3.76% (d)
PORTFOLIO TURNOVER                                                   666.79%         215.10%

----------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) THE EXISTING SHARES OF THE FUND WERE DESIGNATED CLASS I SHARES AS OF MAY 1, 2001.

(b) FOR THE PERIOD FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

(c)  NOT ANNUALIZED.

(d)  ANNUALIZED.

GARTMORE  VARIABLE  INSURANCE  TRUST
(FORMERLY  NATIONWIDE(R)  SEPARATE  ACCOUNT  TRUST)





-     Gartmore  GVIT  Global  Leaders  Fund
      (formerly  Gartmore  NSAT  Global  Leaders  Fund)

-     Gartmore  GVIT  Global  Small  Companies  Fund
      (formerly  Gartmore  NSAT  Global  Small  Companies  Fund)

-     Gartmore  GVIT  OTC  Fund
      (formerly  Gartmore  NSAT  OTC  Fund)



PROSPECTUS

MAY 1, 2002

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE  OF  CONTENTS


FUND SUMMARIES. . . . . . . . . . . . . . . . . . . . . . . . .  . . . ..    2
Gartmore GVIT Global Leaders Fund . . . . . . . . . . . . . . . . . . . .    3
Gartmore GVIT Global Small Companies Fund . . . . . . . . . . . . . . . .    5
Gartmore GVIT OTC Fund. . . . . . . . . . . . . . . . . . . . . . . . . .    7

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . .    9
Principal Investments and Techniques. . . . . . . . . . . . . . . . . . .    9
Principal Risks . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
Temporary Defensive Positions . . . . . . . . . . . . . . . . . . . . . .    9

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Investment Adviser. . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Subadviser. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Portfolio Management Teams. . . . . . . . . . . . . . . . . . . . . . . .   11

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . . . . . . . . . .   13
Who Can Buy Shares of the Funds . . . . . . . . . . . . . . . . . . . . .   13
Purchase Price. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Restrictions on Sales . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . . .   13
Tax Status. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . .  BACK COVER

FUND  SUMMARIES


This prospectus provides information about the Gartmore GVIT Global Leaders Fund (formerly Gartmore NSAT Global Leaders Fund), Gartmore GVIT Global Small Companies Fund (formerly Gartmore GVIT Global Small Companies Fund) and Gartmore GVIT OTC Fund (formerly Gartmore NSAT OTC Fund) (together, the "Funds") offered by Gartmore Variable Insurance Trust (formerly Nationwide Separate Account
Trust). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds", beginning on page __. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies (collectively, variable insurance contracts).

The Fund Summaries contain discussions of the principal risks of investing in the Funds. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A  QUICK  NOTE  ABOUT  THE  FUNDS

This prospectus is designed to help you make informed decisions about some of the investments available under your variable annuity contract or variable life insurance policy. You'll find details about how your annuity contract or life insurance policy works in the accompanying prospectus.

The Funds currently offer one class of shares: Class I shares. This prospectus provides information with respect to Class I shares. For more information about who may purchase Class I shares, see "Buying and Selling Fund Shares" on page __.

FUND  SUMMARIES-GARTMORE  GVIT  GLOBAL  LEADERS  FUND

OBJECTIVES  AND  PRINCIPAL  STRATEGIES

The Fund seeks long term capital growth by investing primarily in equity securities of global leaders. A global leader is defined as a company with a strong and improving franchise that is well positioned to take advantage of growth opportunities in its industry. The Fund's investment objective may be changed without shareholder approval.

Gartmore Global Asset Management Trust ("GGAMT"), the Fund's investment adviser, has chosen Gartmore Global Partners ("GGP") as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests at least 80% of its net assets in equity securities of companies from at least three countries, including the U.S. The rationale for investing in global leaders arises from the increasing globalization of many industries coupled with the increasing importance of multinational strategies in leading corporations. Global leaders may be domiciled anywhere globally while adopting winning multinational strategies within their industries.

GGP adopts a sector approach and looks to identify those companies within industries with a strong and improving competitive advantage in key growth segments. The portfolio management team then identifies which of these companies have earnings growth potential greater than that expected by the stock market.

The Fund primarily invests in equity securities which may include equity interests in investment funds or trusts, convertible securities, common stocks, preferred stocks, warrants, real estate investment trust securities and depository receipts.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities.

GGP is a growth stock investor and its investment philosophy rests on two fundamental principles:

- Growth investing produces superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) produces average returns. Therefore, GGP focuses on identifying unexpected earnings growth.

- GGP looks to sell companies where there is significant risk that earnings growth will disappoint against expectations.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that a shareholder will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which it trades go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

RISKS RELATED TO INVESTING FOR GROWTH. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 13.

PERFORMANCE

No performance information is provided because the Fund did not begin operations as of the date of this prospectus.

FEES  AND  EXPENSES  -  CLASS  I

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder  Fees(1)
(paid  directly  from  your
investment)                             None
Annual  Fund  Operating  Expenses
(deducted  from  Fund  assets)
Management  Fees(2)                    1.00%
Other  Expenses(3)                     0.88%
--------------------------------------------
TOTAL  ANNUAL  FUND
OPERATING  EXPENSES(4)                 1.88%

1 Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance policies if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

2 The Fund has not commenced operations as of the date of this prospectus. As a result, the management fee represents the fee which is payable to GGAMT under its contract with the Fund.

3 As a new fund these are estimates for the current fiscal year ending in December 31, 2002. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.

4 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding
     1.55 % for Class I shares through April 30, 2003. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five years of the Fund's operations.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expense and does not take into account the expense limitation agreement between GGAMT and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1  year                           3  years
-------                           --------
$191                                 $591

FUND  SUMMARIES--GARTMORE  GVIT  GLOBAL  SMALL  COMPANIES  FUND


OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The Fund seeks long term capital growth by investing primarily in equity securities of small U.S. and foreign companies. The Fund looks to invest in small companies with a strong and improving franchise that are well positioned to take advantage of growth opportunities in their industries. The Fund's investment objective may be changed without shareholder approval.

GGAMT, the Fund's investment adviser, has chosen GGP as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the investment managers select regions or countries, and small companies they believe have the potential for unexpected growth.

Under normal market conditions, the Fund will invest at least 80% of assets in equity securities of small companies from at least three countries, including the U.S. The Fund considers a "small" company to be one whose market capitalization normally does not exceed $3 billion at the time of purchase. Though considered small by this definition, some companies in which the Fund invests may be among the largest within their respective countries.

Some companies may outgrow the definition of a small company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund's minimum 80% allocation to global small company equity securities.

The Fund primarily invests in equity securities of U.S. and foreign small companies which may include equity interests in investment funds or trusts, convertible securities, common and preferred stocks, rights and warrants, real estate investment trust securities and depositary receipts.

The Fund may also invest in securities that are not part of its principal investment strategies, but it will not hold more than 10% of its assets in any one type of these securities.

GGP is a growth stock investor and its investment philosophy rests on two fundamental principles:

- Growth investing produces superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) produces average returns. Therefore, GGP focuses on identifying unexpected earnings growth.

- GGP looks to sell companies where there is significant risk that earnings growth will disappoint against expectations.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which it trades go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small capitalization companies are usually less stable in price and less liquid than the stocks of larger companies.

RISKS RELATED TO INVESTING FOR GROWTH. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 13.

PERFORMANCE

No performance information is provided because the Fund did not begin operations as of the date of this prospectus.

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder  Fees(1)
(paid  directly  from  your  investment)     None
Annual  Fund  Operating  Expenses
(deducted  from  Fund  assets)
Management  Fees(2)                         1.15%
Other  Expenses(3)                          0.88%
-------------------------------------------------
TOTAL  ANNUAL  FUND                         2.03%
OPERATING  EXPENSES(4)

1 Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance policies if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

2 The Fund has not commenced operations as of the date of this prospectus. As a result, the management fee represents the fee which is payable to GGAMT under its contract with the Fund.

3 As a new fund these are estimates for the current fiscal year ending in December 31, 2002. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.

4 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding
     1.75 % for Class I shares through April 30, 2003. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five years of the Fund's operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses and does not take into account the expense limitation agreement between GGAMT and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1  year                      3  years
-------                      --------
$206                             $637

FUND  SUMMARIES--GARTMORE  GVIT  OTC  FUND

OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The Fund seeks long term capital growth by investing primarily in equity securities of U.S. and foreign companies that are traded in over-the-counter
(OTC)  markets.

GGAMT, the Fund's investment adviser, has chosen GGP as subadviser to manage the Fund's portfolio. To achieve its objective, the Fund invests at least 80% of its net assets in equity securities of U.S. and foreign companies that are traded in the OTC market. The Fund also invests in U.S. and foreign emerging growth companies whose securities are traded on a securities exchange. The Fund may also invest 25% or more of its assets in companies in any one industry including technology and communications related industries. Companies in the technology and communications related industries may include, for example, companies that develop, produce and distribute products or services in the computer, semi-conductor, electronic, communications, health-care and bio-technology sectors. Regions or countries and companies are selected that are believed to have the potential to exceed market growth expectations.

The Fund invests primarily in equity securities which may include common stocks, preferred stocks, equity interests in foreign investment funds or trusts, convertible securities, and depositary receipts. The Fund will invest primarily in OTC companies across the market spectrum and small and mid-sized emerging growth companies.

The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

THE  OTC  MARKET

The OTC market is a network of telephone lines and a computerized quotation system through which securities trades can be made. OTC securities are securities which are principally traded on the OTC market; however, OTC securities can also be listed for trading on a domestic or foreign exchange. Currently the four OTC markets are the NASDAQ (U.S.), JASDAQ (Japan), EASDAQ (Europe) and KOSDAQ (Korea).

EMERGING  GROWTH  COMPANIES

GGP believes emerging growth companies are those companies that have a strong franchise in a dynamic industry.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

     - Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes offer earnings growth that exceeds market expectations.

     - GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

OTC MARKET RISKS. Companies whose securities are traded in the OTC markets generally have small market capitalizations or are newer companies than those listed on the NYSE or the American Stock Exchange. OTC companies often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management or financial resources. As a result, the securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies.

In addition to these general risks, the liquidity and trading patterns of securities quoted on the EASDAQ, JASDAQ, or KOSDAQ markets may be substantially different from those of securities quoted on the NASDAQ. These OTC markets are relatively new quotation systems and only a small number of issuer's shares are quoted on these exchanges. As a result, historical trading prices may not be indicative of the prices at which securities listed on these exchanges will trade in the future. In addition, these exchanges have relatively low trading volumes for the stocks which they list. Hence, the price at which stocks will trade on the EASDAQ, JASDAQ or KOSDAQ may be subject to significant price fluctuations.

SMALL CAP RISK. The Fund's investments in the securities of smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

CONCENTRATION RISK. The Fund may invest 25% or more of its assets in companies in any one industry. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or concentration.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counter parties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page __.

PERFORMANCE

No performance information is provided because the Fund did not begin operations as of the date of this prospectus.

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder  Fees(1)
(paid  directly  from  your
investment)                         None
Annual  Fund  Operating  Expenses
(deducted  from  Fund  assets)
Management  Fees(2)                 1.00%
Other  Expenses(3)                  0.88%
-----------------------------------------
TOTAL  ANNUAL  FUND
OPERATING  EXPENSES(4)              1.88%

1 Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance policies if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

2 The Fund has not commenced operations as of the date of this prospectus. As a result, the management fee represents the fee which is payable to GGAMT under its contract with the Fund.

3 As a new fund these are estimates for the current fiscal year ending in December 31, 2002. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.

4 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding
     1.60 % for Class I shares through April 30, 2003. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five years of the Fund's operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expense and does not take into account the expense limitation agreement between GGAMT and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1  year             3  years
-------             --------
$                          $

MORE  ABOUT  THE  FUNDS


PRINCIPAL  INVESTMENTS  AND  TECHNIQUES

The Funds may use the principal investment techniques described below to increase returns, protect assets or diversify investments. These techniques are subject to certain risks. For more information about the Funds' investment strategies and techniques, please refer to the Statement of Additional Information (SAI).

PREFERRED STOCK (ALL FUNDS). Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES (ALL FUNDS). Convertible securities -- also known as convertibles -- include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS (GLOBAL LEADERS, GLOBAL SMALL COMPANIES). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

DERIVATIVES (ALL FUNDS). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, a stock option is a derivative because its value changes in relation to the performance of the underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

REITS (GLOBAL LEADERS, GLOBAL SMALL COMPANIES). The Funds may invest in real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

DEPOSITARY RECEIPTS (ALL FUNDS). A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts
(ADRs),  Global Depositary Receipts (GDRs) and International Depositary Receipts
(IDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S.
dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on a exchange and therefore may be considered illiquid securities.

PRINCIPAL  RISKS

FOREIGN RISK (ALL FUNDS) - Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money.

     - COUNTRY--General securities market movements in any country in which a Fund has investments, are likely to affect the value of a Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

     - FOREIGN MARKETS--A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

     - GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS--Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

     - CURRENCY--A significant portion of a Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

SMALL CAP RISK (GLOBAL SMALL COMPANIES, OTC)Historically, the securities of small companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

     -    lack  depth  of  management

     -    lack  a  proven  track  record

     -    be  unable  to  generate  funds  necessary  for  growth or development

     - be developing or marketing new products or services for which markets are not yet established and may never become established

     -    market  products  or  services  which  may  become  quickly  obsolete.

Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

TEMPORARY  DEFENSIVE  POSITIONS

In response to economic, political or unusual market conditions, each Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives and may miss potential market upswings.

MANAGEMENT



INVESTMENT  ADVISER

Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GGAMT was organized in July 2000, and advises mutual funds and other institutional separate accounts. As of March 31, 2002, GGAMT and its affiliates had approximately $1.1 billion in assets under management, of which $43 million was managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on the Funds' average daily net assets.

Fund                                                                         Fee
--------------------------------------------------------------------------------

Gartmore  GVIT  Global  Leaders                                            1.00%
Gartmore  GVIT  Global  Small  Companies                                   1.15%
Gartmore  GVIT  OTC                                                        1.00%

SUBADVISER

Subject to the supervision of GGAMT and the Trustees, GGP will manage each Fund's assets in accordance with its investment objective and strategies. GGP makes investment decisions for each Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of December 31, 2001, manages approximately $1.1 billion in assets.

Out of its management fee, GGAMT pays GGP an annual subadvisory fee, based on the Funds' average daily net assets, as follows:

Fund                                                                         Fee
--------------------------------------------------------------------------------

Gartmore  GVIT  Global  Leaders                                           0.50%
Gartmore  GVIT  Global  Small  Companies                                  0.575%
Gartmore  GVIT  OTC                                                       0.50%


GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team not just one investment manager.

PORTFOLIO  MANAGEMENT  TEAM-GARTMORE  GVIT  GLOBAL  LEADERS  FUND

Gary Smith, Brian O'Neill and Neil Rogan, GGP's global specialists, are responsible for managing the Gartmore GVIT Global Leaders Fund.

Gary Smith joined GGP as Head of the Investment Risk Consultancy Team in 1990. He provides full quantitative research support for GGP's active investment managers. He also advises clients in the area of long-term strategy and issues related to benchmarks and risk controls. Mr. Smith became responsible for managing U.S. portfolios for GGP in 2000.

Brian O'Neill joined GGP in 1981 and became responsible for managing U.S. portfolios for GGP in 1997.

Neil Rogan joined GGP as Head of the Asia Pacific Team in September of 1997. In 2000, he became responsible for managing U.S. portfolios for GGP and is currently head of the International Equities Team. Prior to joining GGP, Mr. Rogan served as a Director and senior fund manager for Jardine Fleming Investment Management in Hong Kong from 1992 to 1997.

PORTFOLIO  MANAGEMENT  TEAM-GARTMORE  GVIT  GLOBAL  SMALL  COMPANIES  FUND

GGP's Global Small Companies Team is responsible for the investment management of the Gartmore GVIT European Growth Fund.

PORTFOLIO  MANAGEMENT  TEAM-GARTMORE  GVIT  OTC  FUND

Nicholas Ford of GGP's U.S. Equity Team manages the Gartmore GVIT OTC Fund. Mr. Ford joined GGP as an investment manager on GGP's U.S. Equity Team in 1998. Mr. Ford served as an investment manager for Clerical Medical in London from November 1996 to December 1997 and also as an investment manager for Sun
Alliance  from  1995  to  1996.

BUYING  AND  SELLING  FUND  SHARES

WHO  CAN  BUY  SHARES  OF  THE  FUNDS

Shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity
Insurance Company (collectively "Nationwide"), to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). In the future shares may be sold to separate accounts of other insurance companies. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

In the future, the Funds may sell shares to separate accounts of other unaffiliated insurance companies as well as to Nationwide. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may in the future offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees of the Funds intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Securities, Inc. (formerly Nationwide Advisory Services, Inc.). It is anticipated that Gartmore Distribution Services, Inc. will become the Funds' distributor after May 1, 2002.

PURCHASE  PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less its liabilities, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The  Funds  do  not  determine  NAV  on  the  following  days:
-     New  Year's  Day
-     Martin  Luther  King  Jr.  Day
-     Presidents'  Day
-     Good  Friday
-     Memorial  Day
-     Independence  Day
-     Labor  Day
-     Thanksgiving  Day
-     Christmas  Day

-     Other  days  when  the  New  York  Stock  Exchange  is  not  open.

A  Fund  reserves  the  right  not  to  determine  NAV  when:
-     It  has  not  received  any  orders  to purchase, sell, or exchange shares
-     Changes  in  the  value  of  a  Fund's  portfolio  do  not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds' administrator or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING  SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS  ON  SALES

Shares of the Funds may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

A Fund may delay or refuse any exchange, transfer or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

DIVIDENDS  AND  DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX  STATUS

The tax treatment of payments made under a variable annuity contract or variable life insurance policy is described in the prospectus for the contract or policy. Generally, the owners of variable annuity contracts and variable life insurance policies are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts and policies will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

GARTMORE  VARIABLE  INSURANCE  TRUST
(FORMERLY,  NATIONWIDE  SEPARATE  ACCOUNT  TRUST)





-     Gartmore  GVIT  Asia  Pacific  Leaders  Fund
      (formerly  Gartmore  NSAT  Asia  Pacific  Leaders  Fund)

-     Gartmore  GVIT  European  Leaders  Fund
      (formerly  Gartmore  NSAT  European  Growth  Fund)




PROSPECTUS

MAY  1,  2002

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS
================================================================================


FUND  SUMMARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2

GARTMORE  GVIT  ASIA  PACIFIC  LEADERS  FUND. . . . . . . . . . . . . .        3
Objective  and  Principal  Strategies
Principal  Risks
Performance
Fees  and  Expenses

GARTMORE  GVIT  EUROPEAN  LEADERS  FUND . . . . . . . . . . . . . . . .        7
Objective  and  Principal  Strategies
Principal  Risks
Performance
Fees  and  Expenses

MORE  ABOUT  THE  FUNDS . . . . . . . . . . . . . . . . . . . . . . . .       11
Principal  Investments  and  Techniques
Principal  Risks
Temporary  Defensive  Positions

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Investment  Adviser
Subadviser
Portfolio  Managers

BUYING  AND  SELLING  FUND  SHARES. . . . . . . . . . . . . . . . . . .       15
Who  Can  Buy  Shares  of  the  Funds
Purchase  Price
Selling  Shares
Restrictions  on  Sales
Short-Term  Trading  Fees
Distribution  Plan

Distribution  and  Taxes. . . . . . . . . . . . . . . . . . . . . . . .       18
Dividends  and  Distributions
Tax  Status

ADDITIONAL  INFORMATION . . . . . . . . . . . . . . . . . . .        Back Cover

FUND  SUMMARIES


This  prospectus  provides  information  about  two  funds  of Gartmore Variable
Insurance Trust (formerly Nationwide Separate Account Trust)): Gartmore GVIT Asia Pacific Leaders Fund and Gartmore GVIT European Leaders Fund (individually, a "Fund" and collectively, the "Funds"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds", beginning on page __. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies (collectively, variable insurance contracts).

The Fund Summaries contain discussions of the principal risks of investing in the Funds. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A  QUICK  NOTE  ABOUT  THE  FUNDS

This prospectus is designed to help you make informed decisions about some of the investments available under your variable insurance contract. You'll find details about how your variable insurance contract works in the accompanying prospectus.

Each of the Funds has three different share classes--Class I, Class II and Class
III. The share classes have different expenses and are available for purchase by different types of investors. This prospectus provides information with respect to all three classes of the Funds.

For more information about who may purchase the different share classes, see, "Who Can Buy Shares of the Funds" on page __ .

FUND  SUMMARIES--GARTMORE  GVIT  ASIA  PACIFIC  LEADERS  FUND


OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The  Fund  seeks  long-term  capital  growth.

ASIA  PACIFIC  LEADERS

An Asia Pacific leader is defined as an Asian company with a strong and improving franchise that is well positioned to take advantage of growth opportunities in its industry. Asia Pacific leaders include companies GGP believes have winning multinational strategies within their industries and may be domiciled in any country in the Asia Pacific area, including: Japan, Australia, New Zealand, Malaysia, China, Thailand, Indonesia, Philippines, Hong Kong, Korea, Taiwan and Singapore.

The rationale for investing in Asia Pacific leaders arises from the increasing importance of companies in the Asia Pacific area to the global economy.

Gartmore Global Asset Management Trust (GGAMT), the Fund's investment adviser, has chosen Gartmore Global Partners (GGP) as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund normally invests at least 80% of its net assets in equity securities of companies in the Asia Pacific area. GGP chooses securities of companies that it considers to be "leaders". Specifically, GGP looks to identify those companies within industries with a strong and improving competitive advantage in key growth segments. The portfolio management team then identifies which of these companies it believes will have earnings growth greater than that expected by the stock markets in which the Fund's securities are traded.

The Fund aims to provide investors with the highest possible capital growth by investing in a portfolio of companies domiciled, operating or generating revenue in the Asia Pacific area. If the portfolio management team thinks that advantageous investment opportunities exist in securities of companies located in Asia Pacific area countries with emerging markets, the Fund may invest in those countries.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will typically invest in securities issued by approximately 50 companies.

The equity securities in which the Fund invests may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants and depositary receipts.

Because the Fund will invest in companies that demonstrate a potential for outstanding growth, it may invest in equity securities of companies of any market capitalization. Market capitalization means the number of shares of a company's stock outstanding times the price per share. Therefore, it may invest in both older, well-established companies and in small to mid-capitalization, emerging growth companies.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the Statement of Additional Information (SAI) for a discussion of these securities.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

     - Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes will offer earnings growth that exceeds market expectations.

     - GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

GGP  expects  that the Fund will have a portfolio turnover rate of 300% or more.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. With respect to securities of companies in Asia Pacific area countries with emerging markets, the foreign securities risks are magnified since the markets in these countries tend to be less liquid, are subject to greater price volatility, have smaller market capitalizations, are subject to less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP/SMALL CAP RISK. To the extent the Fund invests in smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since the Fund normally uses a core portfolio of approximately 50 stocks, this risk may be increased.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page ___.

PERFORMANCE

No performance information is provided because the Fund will not begin operations until or about ________, 2002.

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                               Class I   Class II   Class III
Shareholder Fees(1)
(paid directly from an investment)
  Short-Term Trading Fee (as a percentage of
  amount redeemed or exchanged)(2)                None       None        1.00%
Annual Fund Operating Expenses
(deducted from Fund assets)
  Management Fees(3)                              1.00%      1.00%       1.00%
  Distribution and/or Service (12b-1) Fees(4)     None       0.25%       None
  Other Expenses                                  0.71%      0.71%       0.71%
------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(5)           1.71%      1.96%       1.71%


1 Sales charges and other expenses will be imposed by variable insurance contracts if the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts.

2 A short-term trading fee of 1.00% will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired.

3 The Fund is expected to commence operations on or about ________, 2002. As a result, the management fee represents the fee which is payable to GGAMT, the Fund's investment adviser, under its contract with the Fund.

4 As a new fund, these are estimates for the current fiscal year ending December 31, 2002.

5 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding
     1.45 % for Class I and Class III shares and 1.70% for Class II shares through April 30, 2003. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

               1  Year     3  Years

Class  I
Class  II
Class  III

FUND  SUMMARIES-GARTMORE  GVIT  EUROPEAN  LEADERS  FUND


OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The  Fund  seeks  long-term  capital  growth.

EUROPEAN  LEADERS

A European leader is defined as a European company with a strong and improving franchise that is well positioned to take advantage of growth opportunities in its industry.

The rationale for investing in European leaders is that the Fund's portfolio provides exposure to a region comparable to the U.S. and offers the opportunity to invest in European companies that are leaders in Europe generally and may also be leaders in their industrial segment globally.

GGAMT, the Fund's investment adviser, has chosen GGP as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund normally invests at least 80% of its net assets in equity securities of European companies. GGP chooses securities of companies that it considers to be "leaders". Specifically, GGP looks to identify those companies within industries with a strong and improving competitive advantage in key growth segments. The portfolio manager then identifies which of these companies she believes have earnings growth potential greater than that expected by the stock markets in which the Fund's securities are traded.

The Fund aims to provide investors with the highest possible long-term capital growth by investing in a portfolio of companies domiciled, operating or generating revenue in European markets, including the United Kingdom.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will typically invest in securities issued by approximately 30 companies.

The equity securities in which the Fund invests may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants and depositary receipts.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the SAI for a discussion of these securities.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

     - Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes will offer earnings growth that exceeds market expectations.

     - GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

GGP  expects  that the Fund will have a portfolio turnover rate of 300% or more.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 30 stocks, this risk may be increased.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page ___.

PERFORMANCE

No performance information is provided because the Fund will not begin operations until on or about ___________, 2002.

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.


                                                      Class I   Class II   Class III
Shareholder Fees(1) (paid directly from an investment)
  Short-Term Trading Fee (as a percentage
  of amount redeemed or exchanged)(2)                    None       None        1.00%
Annual Fund Operating Expenses
(deducted from Fund assets)
  Management Fees(3)                                     1.00%      1.00%       1.00%
  Distribution and/or Service (12b-1) Fees(4)            None       0.25%       None
  Other Expenses                                         0.75%      0.75%       0.75%
-------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(5)                  1.75%      2.00%       1.75%


1 Sales charges and other expenses will be imposed by variable insurance contracts if the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts.

2 A short-term trading fee of 1.00% will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired.

3 The Fund is expected to commence operations on or about _________, 2002. As a result, the management fee represents the fee which is payable to GGAMT, the Fund's adviser, under its contract with the Fund.

4 As a new fund, these are estimates for the current fiscal year ending December 31, 2002.

5 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding
     1.45 % for Class I and Class III shares and 1.70% for Class II shares through April 30, 2003. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five years of the Fund's operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1  Year     3  Years

Class  I
Class  II
Class  III

MORE  ABOUT  THE  FUNDS


PRINCIPAL  INVESTMENTS  AND  TECHNIQUES

The Funds may use the following additional principal investments and techniques to increase returns, protect assets or diversify investments.

The SAI contains additional information about the Funds, including the Funds' other investment techniques. For information on how to obtain a copy of the SAI, see the back cover.

DEPOSITARY RECEIPTS. A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on a exchange and therefore may be considered illiquid securities.

PREFERRED STOCK. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES. Convertible securities--also known as convertibles--include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

DERIVATIVES. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, a stock option is a derivative because its value changes in relation to the performance of the underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

WARRANTS. A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.


PRINCIPAL  RISKS

SMALL CAP RISK (ASIA PACIFIC LEADERS). Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

     -    lack  depth  of  management

     -    lack  a  proven  track  record

     -    be  unable  to  generate  funds  necessary  for  growth or development

     - be developing or marketing new products or services for which markets are not yet established and may never become established

     -    market  products  or  services  which  may  become  quickly  obsolete

Certain small cap companies in which the Fund invests may be in the technology related and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap stocks in other industries. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK. Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

     - COUNTRY--General securities market movements in any country in which the Funds have investments, are likely to affect the value of the Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

     - FOREIGN MARKETS--The Funds are subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Funds to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Funds can earn on their investments.

     - GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNT STANDARDS--Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio managers to completely and accurately determine a company's financial condition.

     - CURRENCY--Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, a Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

TEMPORARY  DEFENSIVE  POSITIONS

In response to economic, political or unusual market conditions, each Fund may hold up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives and may miss potential market upswings.

MANAGEMENT

INVESTMENT  ADVISER

Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Asia Pacific Leaders and European Leaders Funds. GGAMT was organized in July 2000, and advises mutual funds and other institutional accounts. As of December 31, 2001, GGAMT and its affiliates had over $1.1 billion in assets under management, of which $43 million was managed by GGAMT.

Each such Fund pays GGAMT an annual management fee, as set forth below, which is based on the Fund's average daily net assets.

Fund                                                                         Fee
--------------------------------------------------------------------------------
Gartmore  GVIT  Asia  Pacific  Leaders  Fund                               1.00%
Gartmore  GVIT  European  Leaders  Fund                                    1.00%

SUBADVISER

Gartmore Global Partners (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428 is the subadviser to the Asia Pacific Leaders and European Leaders Funds. Subject to the supervision of GGAMT and the Trustees, GGP manages each Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for each Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of December 31, 2001, manages approximately $1.1 billion in assets.

Out of its management fee, GGAMT pays GGP an annual subadvisory fee, based on the Funds' average daily net assets, as follows:

Fund                                                                         Fee
--------------------------------------------------------------------------------
Gartmore  GVIT  Asia  Pacific  Leaders  Fund                               0.50%
Gartmore  GVIT  European  Leaders  Fund                                    0.50%

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager. The following describes the persons primarily responsible for day-to-day management of each Fund.

PORTFOLIO  MANAGEMENT  TEAM--GARTMORE  GVIT  ASIA  PACIFIC  LEADERS  FUND

Specialists from the Japanese Equities and the Pacific and Emerging Markets teams will be responsible for the portfolio management for the Gartmore GVIT Asia Pacific Leaders Fund. In that capacity they are responsible for the day to day management of the Fund, including the selection of the Fund's investments.

PORTFOLIO  MANAGER--GARTMORE  GVIT  EUROPEAN  LEADERS  FUND

Ann Steele, part of the European Equity team, is the portfolio manager for the Gartmore GVIT European Leaders Fund. In that capacity, she is primarily responsible for the day-to-day management of the Fund.

Ms. Steele joined GGP as an investment manager on the European Equity Team in 1993. She has specific responsibility for the German and United Kingdom markets.

BUYING  AND  SELLING  FUND  SHARES


WHO  CAN  BUY  SHARES  OF  THE  FUNDS

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its wholly-owned subsidiary, Nationwide Life and Annuity Insurance Company (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Class III shares are subject to a short-term trading fee as described below. Class II shares of the Funds may be sold to other insurance companies that are not affiliated with Nationwide or the Funds and to certain Nationwide separate accounts if Nationwide or its affiliates provide additional services necessary for it to receive 12b-1 fees. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

Each Fund sells Class I and Class III shares to separate accounts of Nationwide and may sell its Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Securities, Inc. (formerly Nationwide Advisory Services, Inc.). It is anticipated that Gartmore Distribution Services, Inc. will become the Funds' distributor after May 1, 2002.

PURCHASE  PRICE

The purchase price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The  Funds  do  not  calculate  NAV  on  the  following  days:

     -     New  Year's  Day

     -     Martin  Luther  King,  Jr.  Day
     -     Presidents'  Day
     -     Good  Friday
     -     Memorial  Day
     -     Independence  Day
     -     Labor  Day
     -     Thanksgiving  Day
     -     Christmas  Day
     -     Other  days  when  the  New  York  Stock  Exchange  is  not  open.

Each  Fund  reserves  the  right  not  to  determine  its  NAV  when:

     -    It  has  not received any orders to purchase, sell or exchange shares;
          or
     -    Changes  in  the value of the Fund's portfolio do not affect its NAV.

Bonds, foreign stocks and other securities owned by a Fund may trade on weekends or other days when a Fund does not price its shares. As a result, a Fund's NAV may change on days when you will not be able to purchase or redeem a Fund's shares. If an event occurs after the close of a foreign exchange that is likely to affect significantly a Fund's NAV, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. This means that a Fund may value its foreign holdings at prices other than their last closing prices, and a Fund's net asset value will reflect this. In addition, if current prices are not otherwise available for a security, or if Gartmore SA
Capital Trust, as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may also be valued at fair value.

SELLING  SHARES

You can sell--also known as redeeming--at any time, subject to certain restrictions described below. The redemption price will be the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

A Fund may delay or refuse any exchange, transfer, or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

RESTRICTIONS  ON  SALES

Shares of a Fund may not be redeemed or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists as determined by the Securities and Exchange Commission.

A Fund may delay or refuse any exchange, transfer or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM  TRADING  FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the variable insurance contract owner for less than 60 days. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable product owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term exchange within the variable insurance product occurs (i.e. the affected Fund is held less than 60 days) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These exchanges within a variable insurance contract include, but are not limited to, the exchanges made by the separate account for the following variable insurance owner transactions:

     1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging

     2. Variable insurance contract withdrawals or loans, including required minimum distributions

     3. Redemptions due to the movement of funds at annuitization of a variable annuity contract.

DISTRIBUTION  PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds' expenses associated with distributing and selling Class II shares of each Fund and providing shareholder services. Under that Distribution Plan, each Fund pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Funds' Class II shares' daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS  AND  TAXES



DIVIDENDS  AND  DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX  STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2002


                        GARTMORE VARIABLE INSURANCE TRUST
                 (formerly "Nationwide Separate Account Trust")

 Strong GVIT Mid Cap Growth Fund (formerly "Strong NSAT Mid Cap Growth Fund")
    Nationwide GVIT Strategic Value Fund (formerly "Nationwide Strategic Value
                                     Fund")
     Comstock GVIT Value Fund (formerly "Federated GVIT Equity Income Fund") Federated GVIT High Income Bond Fund (formerly "Federated NSAT High Income Bond
                                     Fund")
   J.P. Morgan GVIT Balanced Fund (formerly "J.P. Morgan NSAT Balanced Fund") MAS GVIT Multi Sector Bond Fund (formerly "MAS NSAT Multi Sector Bond Fund")
     GVIT Small Cap Value Fund (formerly "Nationwide Small Cap Value Fund")
    GVIT Small Cap Growth Fund (formerly "Nationwide Small Cap Growth Fund") Gartmore GVIT Worldwide Leaders Fund (formerly "Nationwide Global 50 Fund")
  Dreyfus GVIT Mid Cap Index Fund (formerly "Dreyfus NSAT Mid Cap Index Fund")
       GVIT Small Company Fund (formerly "Nationwide Small Company Fund")
         Gartmore GVIT Total Return Fund (formerly "Total Return Fund")
        Gartmore GVIT Growth Fund (formerly "Capital Appreciation Fund")
      Gartmore GVIT Government Bond Fund (formerly "Government Bond Fund")
         Gartmore GVIT Money Market Fund (formerly "Money Market Fund")
    Turner GVIT Growth Focus Fund (formerly "Turner NSAT Growth Focus Fund") Gartmore GVIT Global Technology and Communications Fund (formerly "Gartmore NSAT
                   Global Technology and Communications Fund")
Gartmore GVIT Global Health Sciences Fund (formerly "Gartmore NSAT Global Health
                                 Sciences Fund")
 Gartmore GVIT Millennium Growth Fund formerly "Gartmore NSAT Millennium Growth
                                     Fund")
   Gartmore GVIT Emerging Markets Fund (formerly "Gartmore NSAT Emerging Markets
                                     Fund")
  Gartmore GVIT International Growth Fund (formerly "Gartmore NSAT International
                                  Growth Fund")
Gartmore GVIT Global Leaders Fund (formerly "Gartmore NSAT Global Leaders Fund")
   Gartmore GVIT European Leaders Fund (formerly "Gartmore NSAT European Growth
                                     Fund")
Gartmore GVIT Global Small Companies Fund (formerly "Gartmore NSAT Global Small
                                Companies Fund")
           Gartmore GVIT OTC Fund (formerly "Gartmore NSAT OTC Fund")
                     Gartmore GVIT U.S. Growth Leaders Fund
    Gartmore GVIT Nationwide Leaders Fund (formerly "Gartmore GVIT U.S. Leaders
                                     Fund")
                     Gartmore GVIT Asia Pacific Leaders Fund
                  Gartmore GVIT Global Financial Services Fund
                       Gartmore GVIT Global Utilities Fund
   Gartmore GVIT Investor Destinations Aggressive Fund (formerly "NSAT Investor
                         Destinations Aggressive Fund")
  Gartmore GVIT Investor Destinations Moderately Aggressive Fund (formerly "NSAT
               Investor Destinations Moderately Aggressive Fund")
    Gartmore GVIT Investor Destinations Moderate Fund (formerly "NSAT Investor
                          Destinations Moderate Fund")

Gartmore GVIT Investor Destinations Moderately Conservative Fund (formerly "NSAT
              Investor Destinations Moderately Conservative Fund")
  Gartmore GVIT Investor Destinations Conservative Fund (formerly "NSAT Investor
                        Destinations Conservative Fund")
      Gartmore GVIT Money Market Fund II (formerly "Money Market Fund II")

     Gartmore Variable Insurance Trust is a registered open-end investment company currently consisting of 36 series. This Statement of Additional Information relates to all series of the Trust (each, a "Fund" and collectively, the "Funds").

     This Statement of Additional Information is not a prospectus but the Statement of Additional Information is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:

Strong  GVIT  Mid Cap Growth Fund, Dreyfus GVIT Mid Cap Growth Fund, Turner GVIT
     Growth Focus Fund, Comstock GVIT Value Fund, J.P. Morgan GVIT Balanced Fund, MAS GVIT Multi Sector Bond Fund and Federated GVIT High Income Bond Fund, dated May 1, 2002.
GVIT Small  Cap  Value  Fund,  GVIT Small Company Fund and GVIT Small Cap Growth
     Fund  dated  May  1,  2002.
Nationwide  GVIT  Strategic  Value  Fund  dated  May  1,  2002.
Gartmore GVIT Total Return Fund and Gartmore GVIT Growth Fund dated May 1, 2002. Gartmore GVIT Government Bond Fund and Gartmore GVIT Money Market Fund dated May
     1,  2002.
Gartmore  GVIT  Global  Technology and Communications Fund, Gartmore GVIT Global
     Financial Services Fund, Gartmore GVIT Global Utilities Fund and Gartmore GVIT Global Health Sciences Fund dated May 1, 2002.
Gartmore  GVIT Emerging Markets Fund and Gartmore GVIT International Growth Fund
     dated  May  1,  2002.
Class  I  and  Class II shares of the Gartmore GVIT Millennium Growth Fund dated
     May 1, 2002 (shares of this Fund are not currently offered). Class I shares of the Gartmore NSAT Global Leaders Fund, Gartmore GVIT Global
     Small Companies Fund dated May 1, 2002 (shares of these Funds are not currently offered).
Class  I  shares of Gartmore OTC Fund dated May 1, 2002 (shares of this Fund are not  currently  offered).
Gartmore  GVIT Worldwide Leaders Fund, Gartmore GVIT Nationwide Leaders Fund and
     the Gartmore GVIT U.S. Growth Leaders Fund, dated May 1, 2002. Class I, Class II and Class III shares of the Gartmore GVIT Asia Pacific Leaders
     Fund and Gartmore GVIT European Leaders Fund, dated May 1, 2002 (shares of these Funds are not currently offered).
Gartmore  GVIT  Investor  Destinations  Aggressive  Fund, Gartmore GVIT Investor
     Destinations Moderately Aggressive Fund, Gartmore GVIT Investor Destinations Moderate Fund, Gartmore GVIT Investor Destinations Moderately Conservative Fund and Gartmore GVIT Investor Destinations Conservative Fund (collectively the "GVIT Investor Destinations Funds") dated May 1, 2002.
Gartmore  GVIT  Money  Market  Fund  II  dated  May  1,  2002.

     TERMS NOT DEFINED IN THIS STATEMENT OF ADDITIONAL INFORMATION HAVE THE MEANINGS ASSIGNED TO THEM IN THE PROSPECTUSES. THE PROSPECTUSES MAY BE OBTAINED FROM NATIONWIDE LIFE INSURANCE COMPANY, ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43215, OR BY CALLING TOLL FREE 1-800-848-6331.

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----

General Information and History . . . . . . . . . . . . . . . . . . . .     1
Additional Information on Portfolio Instruments and Investment Policies     1
Description of Portfolio Instruments and Investment Policies. . . . . .     8
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . .    50
Major Shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .    56
Trustees and Officers of the Trust. . . . . . . . . . . . . . . . . . .    57
Performance Advertising . . . . . . . . . . . . . . . . . . . . . . . .    65
Investment Advisory and Other Services. . . . . . . . . . . . . . . . .    69
Brokerage Allocations . . . . . . . . . . . . . . . . . . . . . . . . .    99
Purchases, Redemptions and Pricing of Shares. . . . . . . . . . . . . .   106
Additional Information. . . . . . . . . . . . . . . . . . . . . . . . .   108
Tax Status. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   110
Other Tax Consequences. . . . . . . . . . . . . . . . . . . . . . . . .   110
Tax Consequences to Shareholders. . . . . . . . . . . . . . . . . . . .   111
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . .   111
Appendix A - Debt Ratings . . . . . . . . . . . . . . . . . . . . . . .   112

GENERAL INFORMATION AND HISTORY

     Gartmore Variable Insurance Trust, formerly "Nationwide Separate Account Trust", is an open-end investment company organized under the laws of Massachusetts by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust currently offers shares in 36 separate series, each with its own investment objective. Each of the Funds, except for the Strong GVIT Mid Cap Growth Fund, Gartmore GVIT Small Company Fund, Turner GVIT Growth Focus Fund, Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT European Leaders Fund, Gartmore GVIT Nationwide Leaders Fund, Gartmore GVIT U.S. Growth Leaders Fund,
Gartmore  GVIT  Worldwide Leaders Fund, Gartmore GVIT Asia Pacific Leaders Fund,
Gartmore GVIT Global Financial Services Fund, Gartmore GVIT Global Utilities Fund, and each of the GVIT Investor Destinations Funds is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

ADDITIONAL  INFORMATION  ON  PORTFOLIO  INSTRUMENTS  AND  INVESTMENT  POLICIES

ALL  FUNDS

     The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This Statement of Additional Information (SAI) contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

     With respect to the GVIT Investor Destinations Funds, this Statement of Additional Information uses the term "Fund" to include the Underlying Funds in which such Funds invest. Please review the discussions in the Prospectus for further information regarding the investment objectives and policies of each GVIT Investor Destinations Fund, including their respective Underlying Funds.

                                                      Strong  Dreyfus            Gartmore  Gartmore
                                                       GVIT    GVIT    Gartmore    GVIT      GVIT    Gartmore             Gartmore
                                            Gartmore   Mid      Mid      GVIT     Small     Small      GVIT     Comstock    GVIT
                                              GVIT     Cap      Cap     Small      Cap       Cap     Worldwide    GVIT     Total
TYPE OF INVESTMENT OR TECHNIQUE              Growth   Growth   Index   Company    Growth    Value     Leaders    Value     Return
----------------------------------------------------------------------------------------------------------------------------------
U.S. common stocks                          Y         Y       Y        Y         Y         Y         Y          Y         Y
----------------------------------------------------------------------------------------------------------------------------------
Preferred stocks                            Y         Y       Y        Y         Y         Y         Y          Y         Y
----------------------------------------------------------------------------------------------------------------------------------
Small company stocks                        Y         Y       Y        Y         Y         Y         Y          Y         Y
----------------------------------------------------------------------------------------------------------------------------------
Special situation companies                 Y         Y       Y        Y         Y         Y         Y          Y         Y
----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities                         Y         Y       Y        Y         Y         Y         Y          Y         Y
----------------------------------------------------------------------------------------------------------------------------------
Restricted securities                       Y         Y       Y        Y         Y         Y         Y          Y         Y
----------------------------------------------------------------------------------------------------------------------------------
When-issued / delayed-delivery securities   Y         Y       Y        Y         Y         Y         Y          Y         Y
----------------------------------------------------------------------------------------------------------------------------------
Limited liability companies                                            Y                                        Y
----------------------------------------------------------------------------------------------------------------------------------
Investment companies                        Y         Y       Y        Y         Y         Y         Y          Y         Y
----------------------------------------------------------------------------------------------------------------------------------
Real estate securities                                Y       Y        Y         Y                   Y          Y
----------------------------------------------------------------------------------------------------------------------------------
Securities of foreign issuers               Y         Y       Y        Y         Y         Y         Y          Y         Y
----------------------------------------------------------------------------------------------------------------------------------
Depositary receipts                         Y                 Y        Y         Y         Y         Y          Y         Y
----------------------------------------------------------------------------------------------------------------------------------
Securities from developing
countries/emerging markets                                             Y         Y                   Y          Y
----------------------------------------------------------------------------------------------------------------------------------
Convertible securities                      Y         Y       Y        Y         Y         Y         Y          Y         Y
----------------------------------------------------------------------------------------------------------------------------------
Long-term debt                                        Y       Y        Y         Y         Y                    Y
----------------------------------------------------------------------------------------------------------------------------------
Long-term debt when originally issued
but with less than 397 days remaining
to maturity                                           Y       Y        Y         Y         Y                    Y         Y
----------------------------------------------------------------------------------------------------------------------------------
Short-term debt                             Y         Y       Y        Y         Y         Y         Y          Y         Y
----------------------------------------------------------------------------------------------------------------------------------
Floating and variable rate securities       Y                          Y                                        Y         Y
----------------------------------------------------------------------------------------------------------------------------------
Zero coupon securities                                Y       Y        Y         Y                              Y
----------------------------------------------------------------------------------------------------------------------------------
Step-coupon securities                                                                                          Y
----------------------------------------------------------------------------------------------------------------------------------
Pay-in-kind bonds                                     Y       Y                  Y                              Y
----------------------------------------------------------------------------------------------------------------------------------
Deferred payment securities                           Y       Y                  Y                              Y
----------------------------------------------------------------------------------------------------------------------------------
Brady bonds
----------------------------------------------------------------------------------------------------------------------------------
Non-investment grade debt                             Y       Y        Y         Y                              Y
----------------------------------------------------------------------------------------------------------------------------------
Loan participations and assignments
----------------------------------------------------------------------------------------------------------------------------------
Sovereign debt (foreign)
 (denominated in U.S. $)                                               Y                             Y
----------------------------------------------------------------------------------------------------------------------------------
Foreign commercial paper
(denominated in U.S. $)                     Y                          Y                             Y          Y         Y
----------------------------------------------------------------------------------------------------------------------------------
Duration                                                                                             Y
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government securities                  Y         Y       Y        Y         Y         Y         Y          Y         Y
----------------------------------------------------------------------------------------------------------------------------------
Money market instruments                    Y         Y       Y        Y         Y         Y         Y          Y         Y
----------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                            Y       Y        Y
----------------------------------------------------------------------------------------------------------------------------------

                                                                   MAS    Federated
                                              J.P.     Gartmore    GVIT     GVIT                     Turner   Gartmore
                                             Morgan      GVIT     Multi     High             Money    GVIT      GVIT
                                              GVIT    Government  Sector   Income    Money   Market  Growth  Millennium
TYPE OF INVESTMENT OR TECHNIQUE             Balanced     Bond      Bond     Bond     Market    II    Focus     Growth
-----------------------------------------------------------------------------------------------------------------------
U.S. common stocks                          Y                             Y                          Y       Y
-----------------------------------------------------------------------------------------------------------------------
Preferred stocks                            Y                             Y                          Y       Y
-----------------------------------------------------------------------------------------------------------------------
Small company stocks                                                      Y                          Y       Y
-----------------------------------------------------------------------------------------------------------------------
Special situation companies                                               Y                          Y       Y
-----------------------------------------------------------------------------------------------------------------------
Illiquid securities                         Y         Y           Y       Y          Y       Y       Y       Y
-----------------------------------------------------------------------------------------------------------------------
Restricted securities                       Y         Y           Y       Y          Y       Y       Y       Y
-----------------------------------------------------------------------------------------------------------------------
When-issued / delayed-delivery securities   Y         Y           Y       Y          Y       Y       Y       Y
-----------------------------------------------------------------------------------------------------------------------
Limited liability companies                                               Y                          Y
-----------------------------------------------------------------------------------------------------------------------
Investment companies                        Y         Y           Y       Y          Y       Y       Y       Y
-----------------------------------------------------------------------------------------------------------------------
Real estate securities                      Y                     Y       Y                          Y       Y
-----------------------------------------------------------------------------------------------------------------------
Securities of foreign issuers               Y                     Y       Y                          Y       Y
-----------------------------------------------------------------------------------------------------------------------
Depositary receipts                         Y                     Y       Y                          Y       Y
-----------------------------------------------------------------------------------------------------------------------
Securities from developing
countries/emerging markets                  Y                     Y       Y                          Y       Y
-----------------------------------------------------------------------------------------------------------------------
Convertible securities                      Y                     Y       Y                                  Y
-----------------------------------------------------------------------------------------------------------------------
Long-term debt                              Y         Y           Y       Y          Y       Y
-----------------------------------------------------------------------------------------------------------------------
Long-term debt when originally issued
but with less than 397 days remaining
to maturity                                 Y         Y           Y       Y          Y       Y
-----------------------------------------------------------------------------------------------------------------------
Short-term debt                             Y         Y           Y       Y          Y       Y       Y       Y
-----------------------------------------------------------------------------------------------------------------------
Floating and variable rate securities       Y         Y           Y       Y          Y       Y               Y
-----------------------------------------------------------------------------------------------------------------------
Zero coupon securities                      Y         Y           Y       Y
-----------------------------------------------------------------------------------------------------------------------
Step-coupon securities                                            Y       Y
-----------------------------------------------------------------------------------------------------------------------
Pay-in-kind bonds                           Y                     Y       Y
-----------------------------------------------------------------------------------------------------------------------
Deferred payment securities                 Y                     Y       Y
-----------------------------------------------------------------------------------------------------------------------
Brady bonds                                 Y                     Y
-----------------------------------------------------------------------------------------------------------------------
Non-investment grade debt                   Y                     Y       Y
-----------------------------------------------------------------------------------------------------------------------
Loan participations and assignments         Y                     Y       Y          Y       Y
-----------------------------------------------------------------------------------------------------------------------
Sovereign debt (foreign)
 (denominated in U.S. $)                    Y                     Y                  Y       Y               Y
-----------------------------------------------------------------------------------------------------------------------
Foreign commercial paper
(denominated in U.S. $)                     Y                     Y       Y          Y       Y       Y
-----------------------------------------------------------------------------------------------------------------------
Duration                                              Y           Y       Y
-----------------------------------------------------------------------------------------------------------------------
U.S. Government securities                  Y         Y           Y       Y          Y       Y       Y       Y
-----------------------------------------------------------------------------------------------------------------------
Money market instruments                    Y         Y           Y       Y          Y       Y       Y       Y
-----------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                  Y         Y           Y       Y          Y       Y
-----------------------------------------------------------------------------------------------------------------------

                                                    Gartmore     Gartmore                                               Gartmore
                                                      GVIT         GVIT    Gartmore    Gartmore     Gartmore  Gartmore    GVIT
                                                     Global       Global     GVIT        GVIT         GVIT      GVIT     Global
                                                 Technology and   Health   Emerging  International   Global   European    Small
TYPE OF INVESTMENT OR TECHNIQUE                  Communication   Sciences  Markets      Growth      Leaders   Leaders   Companies
---------------------------------------------------------------------------------------------------------------------------------
U.S. common stocks                               Y               Y         Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Preferred stocks                                 Y               Y         Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Small company stocks                             Y               Y         Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Special situation companies                      Y               Y         Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Illiquid securities                              Y               Y         Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Restricted securities                            Y               Y         Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
When-issued / delayed-delivery securities        Y               Y         Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Limited liability companies                                                Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Investment companies                             Y               Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Real estate securities                           Y               Y         Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Securities of foreign issuers                    Y               Y         Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Depositary receipts                              Y               Y         Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Securities from developing
countries / emerging markets                     Y               Y         Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Convertible securities                           Y               Y         Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Long-term debt                                                             Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Long-term debt when originally issued but
 with less than 397 days remaining to maturity                             Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Short-term debt                                  Y               Y         Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Floating and variable rate securities            Y               Y         Y         Y                        Y
---------------------------------------------------------------------------------------------------------------------------------
Zero coupon securities                                                     Y         Y                        Y
---------------------------------------------------------------------------------------------------------------------------------
Step-coupon securities                                                     Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Pay-in-kind bonds                                                          Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Deferred payment securities                                                Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Brady bonds                                                                Y         Y                        Y
---------------------------------------------------------------------------------------------------------------------------------
Non-investment grade debt                                                  Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Loan participations and assignments                                        Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Sovereign debt (foreign)
 (denominated in U.S. $)                                                   Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Foreign commercial paper
 (denominated in U.S. $)                                         Y         Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Duration                                                                   Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government securities                       Y               Y         Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Money market instruments                         Y               Y         Y         Y              Y         Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                                                 Y         Y
---------------------------------------------------------------------------------------------------------------------------------


                                                                      Gartmore  Gartmore  Gartmore
                                                           Gartmore     GVIT      GVIT      GVIT     Gartmore
                                                 Gartmore    GVIT       U.S.      Asia     Global      GVIT
                                                   GVIT    Nationwid   Growth   Pacific   Financial   Global
TYPE OF INVESTMENT OR TECHNIQUE                    OTC     e Leaders  Leaders   Leaders   Services   Utilities
--------------------------------------------------------------------------------------------------------------
U.S. common stocks                               Y         Y          Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Preferred stocks                                 Y         Y          Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Small company stocks                             Y         Y          Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Special situation companies                      Y         Y          Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Illiquid securities                              Y         Y          Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Restricted securities                            Y         Y          Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
When-issued / delayed-delivery securities        Y         Y          Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Limited liability companies
Investment companies                                       Y          Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Real estate securities                           Y                                        Y          Y
--------------------------------------------------------------------------------------------------------------
Securities of foreign issuers                    Y         Y          Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Depositary receipts                              Y         Y          Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Securities from developing
countries / emerging markets                     Y                    Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Convertible securities                           Y         Y          Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Long-term debt                                             Y          Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Long-term debt when originally issued but
 with less than 397 days remaining to maturity             Y          Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Short-term debt                                  Y         Y          Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Floating and variable rate securities                      Y          Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Zero coupon securities                                                          Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities                                                     Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Brady bonds                                                                     Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Non-investment grade debt                                             Y         Y
--------------------------------------------------------------------------------------------------------------
Loan participations and assignments
Sovereign debt (foreign)
 (denominated in U.S. $)                         Y
--------------------------------------------------------------------------------------------------------------
Foreign commercial paper
 (denominated in U.S. $)                         Y         Y
--------------------------------------------------------------------------------------------------------------
Duration                                         Y
--------------------------------------------------------------------------------------------------------------
U.S. Government securities                       Y         Y          Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Money market instruments                         Y         Y          Y         Y         Y          Y
--------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                                            Y
--------------------------------------------------------------------------------------------------------------

                                                              GVIT                        GVIT
                                                GVIT        Investor        GVIT        Investor        GVIT
                                              Investor    Destinations    Investor    Destinations    Investor    Nationwid
                                            Destinations   Moderately   Destinations   Moderately   Destinations  Strategi
TYPE OF INVESTMENT OR TECHNIQUE              Aggressive    Aggressive     Moderate    Conservative  Conservative    Value
---------------------------------------------------------------------------------------------------------------------------
U.S. common stocks                          Y             Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
Preferred stocks                                                                                                  Y
---------------------------------------------------------------------------------------------------------------------------
Small company stocks                        Y             Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
Special situation companies                 Y             Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
Illiquid securities                         Y             Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
Restricted securities                       Y             Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
When-issued / delayed-delivery securities   Y             Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
Limited liability companies
Investment companies                        Y             Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
Real estate securities                                                                                            Y
---------------------------------------------------------------------------------------------------------------------------
Securities of foreign issuers               Y             Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
Depositary receipts                         Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
Securities from developing countries
 / emerging markets
Convertible securities                                                                                            Y
---------------------------------------------------------------------------------------------------------------------------
Long-term debt                              Y             Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
Long-term debt when originally issued
 but with less than 397 days remaining to
 maturity                                   Y             Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
Short-term debt                             Y             Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
Floating and variable rate securities       Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
Zero coupon securities
---------------------------------------------------------------------------------------------------------------------------
Step-coupon securities
---------------------------------------------------------------------------------------------------------------------------
Pay-in-kind bonds
---------------------------------------------------------------------------------------------------------------------------
Deferred payment securities
---------------------------------------------------------------------------------------------------------------------------
Brady bonds
---------------------------------------------------------------------------------------------------------------------------
Non-investment grade debt                                                                                         Y
---------------------------------------------------------------------------------------------------------------------------
Loan participations and assignments
---------------------------------------------------------------------------------------------------------------------------
Sovereign debt (foreign)
 (denominated in U.S. $)                    Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
Foreign commercial paper
(denominated in U.S. $)                     Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
Duration                                    Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
U.S. Government securities                  Y             Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
Money market instruments                    Y             Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                  Y             Y             Y             Y             Y             Y
---------------------------------------------------------------------------------------------------------------------------

                                                    Strong  Dreyfus            Gartmore  Gartmore
                                                     GVIT    GVIT    Gartmore    GVIT      GVIT    Gartmore             Gartmore
                                          Gartmore   Mid      Mid      GVIT     Small     Small      GVIT     Comstock    GVIT
                                            GVIT     Cap      Cap     Small      Cap       Cap     Worldwide    GVIT     Total
TYPE OF INVESTMENT OR TECHNIQUE            Growth   Growth   Index   Company    Growth    Value     Leaders    Value     Return
---------------------------------------------------------------------------------------------------------------------------------
Stripped mortgage-backed securities
---------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations
---------------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls                               Y                Y
---------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities                   Y         Y                Y                                                  Y
---------------------------------------------------------------------------------------------------------------------------------
Bank and/or Savings and Loan obligations  Y         Y       Y        Y         Y                   Y          Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                     Y         Y       Y        Y         Y         Y         Y          Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements                       Y       Y        Y         Y         Y         Y          Y
---------------------------------------------------------------------------------------------------------------------------------
Warrants                                  Y         Y       Y        Y         Y         Y         Y          Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Futures                                   Y         Y       Y        Y         Y                   Y          Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Options                                   Y         Y       Y        Y         Y                   Y          Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Foreign currencies                                  Y       Y        Y         Y                   Y
---------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts                Y                          Y         Y                   Y                    Y
---------------------------------------------------------------------------------------------------------------------------------
Borrowing money                           Y         Y       Y        Y         Y         Y         Y          Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Lending of portfolio securities           Y         Y       Y        Y         Y         Y         Y          Y         Y
---------------------------------------------------------------------------------------------------------------------------------
Short sales                               Y         Y       Y        Y                             Y
---------------------------------------------------------------------------------------------------------------------------------
Swap agreements
---------------------------------------------------------------------------------------------------------------------------------
Extendable commercial notes
---------------------------------------------------------------------------------------------------------------------------------
Wrap contracts
---------------------------------------------------------------------------------------------------------------------------------
Indexed securities                        Y                                                                             Y
---------------------------------------------------------------------------------------------------------------------------------
Nationwide Contract
---------------------------------------------------------------------------------------------------------------------------------


                                                                    MAS
                                                        Gartmore   GVIT   Federated                     Turner   Gartmore
                                          J.P. Morgan     GVIT     Multi  GVIT High                      GVIT      GVIT
                                             GVIT      Government  Secto   Income    Money     Money    Growth  Millennium
TYPE OF INVESTMENT OR TECHNIQUE            Balanced       Bond     Bond     Bond     Market  Market II  Focus     Growth
--------------------------------------------------------------------------------------------------------------------------
Stripped mortgage-backed securities                    Y           Y
--------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations       Y            Y           Y
--------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls                     Y                        Y                                    Y
--------------------------------------------------------------------------------------------------------------------------
Asset-backed securities                   Y            Y           Y      Y          Y       Y                  Y
--------------------------------------------------------------------------------------------------------------------------
Bank and/or Savings and Loan obligations  Y            Y           Y      Y          Y       Y          Y       Y
--------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                     Y            Y           Y      Y          Y       Y          Y       Y
--------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements             Y                        Y      Y                             Y       Y
--------------------------------------------------------------------------------------------------------------------------
Warrants                                  Y                        Y      Y                             Y       Y
--------------------------------------------------------------------------------------------------------------------------
Futures                                   Y                        Y      Y                             Y       Y
--------------------------------------------------------------------------------------------------------------------------
Options                                   Y                        Y      Y                             Y       Y
--------------------------------------------------------------------------------------------------------------------------
Foreign currencies                                                 Y                                    Y
--------------------------------------------------------------------------------------------------------------------------
Forward currency contracts                                         Y                                    Y       Y
--------------------------------------------------------------------------------------------------------------------------
Borrowing money                           Y            Y           Y      Y          Y       Y          Y       Y
--------------------------------------------------------------------------------------------------------------------------
Lending of portfolio securities           Y            Y           Y      Y          Y       Y          Y       Y
--------------------------------------------------------------------------------------------------------------------------
Short sales                                                                                             Y       Y
--------------------------------------------------------------------------------------------------------------------------
Swap agreements                                                    Y      Y
--------------------------------------------------------------------------------------------------------------------------
Extendable commercial notes                                                          Y       Y          Y
--------------------------------------------------------------------------------------------------------------------------
Wrap contracts
--------------------------------------------------------------------------------------------------------------------------
Indexed securities
--------------------------------------------------------------------------------------------------------------------------
Nationwide Contract
--------------------------------------------------------------------------------------------------------------------------

                                             Gartmore     Gartmore
                                               GVIT         GVIT                                                 Gartmore
                                              Global       Global   Gartmore    Gartmore     Gartmore  Gartmore    GVIT
                                            Technology     Health     GVIT        GVIT         GVIT      GVIT     Global
                                               and        Sciences  Emerging  International   Global   European    Small
TYPE OF INVESTMENT OR TECHNIQUE           Communications            Markets      Growth      Leaders   Leaders   Companies
--------------------------------------------------------------------------------------------------------------------------
Stripped mortgage-backed securities
--------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations
--------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls
--------------------------------------------------------------------------------------------------------------------------
Asset-backed securities
--------------------------------------------------------------------------------------------------------------------------
Bank and/or Savings and Loan obligations  Y               Y         Y         Y              Y         Y         Y
--------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                     Y               Y         Y         Y              Y         Y         Y
--------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements             Y                                                            Y
--------------------------------------------------------------------------------------------------------------------------
Warrants                                  Y               Y         Y         Y              Y         Y         Y
--------------------------------------------------------------------------------------------------------------------------
Futures                                   Y               Y         Y         Y              Y         Y         Y
--------------------------------------------------------------------------------------------------------------------------
Options                                   Y                         Y         Y              Y         Y         Y
--------------------------------------------------------------------------------------------------------------------------
Foreign currencies                        Y               Y         Y         Y              Y         Y         Y
--------------------------------------------------------------------------------------------------------------------------
Forward currency contracts                Y               Y         Y         Y              Y         Y         Y
--------------------------------------------------------------------------------------------------------------------------
Borrowing money                           Y               Y         Y         Y              Y         Y         Y
--------------------------------------------------------------------------------------------------------------------------
Lending of portfolio securities           Y               Y         Y         Y              Y         Y         Y
--------------------------------------------------------------------------------------------------------------------------
Short sales                               Y               Y         Y         Y              Y         Y         Y
--------------------------------------------------------------------------------------------------------------------------
Swap agreements
--------------------------------------------------------------------------------------------------------------------------
Extendable commercial notes
--------------------------------------------------------------------------------------------------------------------------
Wrap contracts
--------------------------------------------------------------------------------------------------------------------------
Indexed securities
--------------------------------------------------------------------------------------------------------------------------
Nationwide Contract
--------------------------------------------------------------------------------------------------------------------------


                                                                           Gartmore  Gartmore
                                                     Gartmore   Gartmore     GVIT      GVIT     Gartmore
                                          Gartmore     GVIT     GVIT U.S.    Asia     Global      GVIT
                                            GVIT    Nationwide   Growth    Pacific   Financial   Global
TYPE OF INVESTMENT OR TECHNIQUE             OTC      Leaders     Leaders   Leaders   Services   Utilities
---------------------------------------------------------------------------------------------------------
Stripped mortgage-backed securities
---------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations
---------------------------------------------------------------------------------------------------------
Mortgage dollar rolls
---------------------------------------------------------------------------------------------------------
Asset-backed securities                                         Y
---------------------------------------------------------------------------------------------------------
Bank and/or Savings and Loan obligations  Y         Y           Y          Y         Y          Y
---------------------------------------------------------------------------------------------------------
Repurchase agreements                     Y         Y           Y          Y         Y          Y
---------------------------------------------------------------------------------------------------------
Reverse repurchase agreements                                              Y         Y          Y
---------------------------------------------------------------------------------------------------------
Warrants                                  Y                     Y          Y         Y          Y
---------------------------------------------------------------------------------------------------------
Futures                                   Y                     Y          Y         Y          Y
---------------------------------------------------------------------------------------------------------
Options                                   Y                     Y          Y         Y          Y
---------------------------------------------------------------------------------------------------------
Foreign currencies                        Y                     Y          Y         Y          Y
---------------------------------------------------------------------------------------------------------
Forward currency contracts                Y                     Y          Y         Y          Y
---------------------------------------------------------------------------------------------------------
Borrowing money                           Y         Y           Y          Y         Y          Y
---------------------------------------------------------------------------------------------------------
Lending of portfolio securities           Y         Y           Y          Y         Y          Y
---------------------------------------------------------------------------------------------------------
Short sales                                         Y           Y          Y         Y          Y
---------------------------------------------------------------------------------------------------------
Swap agreements                           Y
---------------------------------------------------------------------------------------------------------
Extendable commercial notes
---------------------------------------------------------------------------------------------------------
Wrap contracts
---------------------------------------------------------------------------------------------------------
Indexed securities
---------------------------------------------------------------------------------------------------------
Nationwide Contract
---------------------------------------------------------------------------------------------------------

                                              GVIT      GVIT Investor      GVIT      GVIT Investor      GVIT
                                            Investor    Destinations     Investor    Destinations     Investor    Nationwide
                                          Destinations   Moderately    Destinations   Moderately    Destinations  Strategic
TYPE OF INVESTMENT OR TECHNIQUE            Aggressive    Aggressive      Moderate    Conservative   Conservative    Value
-----------------------------------------------------------------------------------------------------------------------------
Stripped mortgage-backed securities
-----------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations       Y             Y              Y             Y              Y
-----------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls                     Y             Y              Y             Y              Y             Y
-----------------------------------------------------------------------------------------------------------------------------
Asset-backed securities                   Y             Y              Y             Y              Y             Y
-----------------------------------------------------------------------------------------------------------------------------
Bank and/or Savings and Loan obligations  Y             Y              Y             Y              Y             Y
-----------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                     Y             Y              Y             Y              Y             Y
-----------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements                                                                                     Y
-----------------------------------------------------------------------------------------------------------------------------
Warrants                                                                                                          Y
-----------------------------------------------------------------------------------------------------------------------------
Futures                                   Y             Y              Y             Y              Y             Y
-----------------------------------------------------------------------------------------------------------------------------
Options                                   Y             Y              Y             Y              Y             Y
-----------------------------------------------------------------------------------------------------------------------------
Foreign currencies                        Y             Y              Y             Y              Y             Y
-----------------------------------------------------------------------------------------------------------------------------
Forward currency contracts                Y             Y              Y             Y              Y
-----------------------------------------------------------------------------------------------------------------------------
Borrowing money                           Y             Y              Y             Y              Y             Y
-----------------------------------------------------------------------------------------------------------------------------
Lending of portfolio securities           Y             Y              Y             Y              Y             Y
-----------------------------------------------------------------------------------------------------------------------------
Short sales                               Y             Y              Y             Y              Y             Y
-----------------------------------------------------------------------------------------------------------------------------
Swap agreements                           Y             Y              Y             Y              Y
-----------------------------------------------------------------------------------------------------------------------------
Extendable commercial notes               Y             Y              Y             Y              Y
-----------------------------------------------------------------------------------------------------------------------------
Wrap contracts                            Y             Y              Y             Y              Y
-----------------------------------------------------------------------------------------------------------------------------
Indexed securities                        Y             Y              Y             Y              Y
-----------------------------------------------------------------------------------------------------------------------------
Nationwide Contract                       Y             Y              Y             Y              Y
-----------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE GVIT INVESTOR DESTINATIONS FUNDS

     Each of the GVIT Investor Destinations Funds is a "fund of funds," which means that each Fund invests primarily in other mutual funds. The Prospectus for the GVIT Investor Destinations Funds discusses the investment objectives and strategies for each GVIT Investor Destinations Fund and explains the types of underlying mutual funds (the "Underlying Funds") that each GVIT Investor Destinations Fund may invest in. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each of the GVIT Investor Destinations Funds allocates its assets among the different Underlying Funds and - except for the GVIT Investor Destinations Aggressive Fund currently - the Nationwide contract (described more in detail below). Periodically, each GVIT Investor Destinations Fund will adjust its asset allocation within predetermined ranges to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there will not be large, sudden changes in an GVIT Investor Destinations Fund's asset allocation.

     The following is a list of the mutual funds that are part of the Gartmore group of funds (the "Gartmore Funds") that the GVIT Investor Destinations Funds may currently invest in. This list may be updated from time to time and is currently supplemented with funds that are not part of the Gartmore Funds. As described below, Gartmore Mutual Fund Capital Trust ("GMF") has employed a subadviser for each of the index funds listed below. Each of the Underlying Funds which is a Gartmore Fund is described in the Statement of Additional Information for Gartmore Mutual Funds and its respective prospectus.


-    Nationwide  International  Index  Fund
-    Nationwide  Small  Cap  Index  Fund
-    Nationwide  Mid  Cap  Market  Index  Fund
-    Nationwide  Bond  Index  Fund
-    Nationwide  S&P  500  Index  Fund
-    Gartmore  Morley  Enhanced  Income  Fund
-    Gartmore  Money  Market  Fund

INFORMATION CONCERNING DURATION

     Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

     Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

     Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

     There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of to the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

     The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT OBLIGATIONS

     Debt obligations are subject to the risk of an issuer's inability to make principal and interest payments, when due, on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).

     Ratings  as  Investment  Criteria.  High-quality,  medium-quality  and
     ----------------------------------
non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

     Medium-Quality  Securities.  Certain  Funds  anticipate  investing  in
     ---------------------------
medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

     Lower  Quality  (High-Risk)  Securities. Non-investment grade debt or lower
     ----------------------------------------
quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch Investors Service, Inc. ("Fitch") ; (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities will likely have some quality and protective characteristics that are outweighted by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

     Effect  of  Interest  Rates  And  Economic  Changes.  All  interest-bearing
     ----------------------------------------------------
securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

     As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

     Payment  Expectations.  Lower-quality  and  comparable  unrated  securities
     ----------------------
typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

     Liquidity  and  Valuation.  A Fund may have difficulty disposing of certain
     --------------------------
lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

     U.S.  Government  Securities.  U.S.  government  securities  are  issued or
     -----------------------------
guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives;
- the Federal National Mortgage Association ("FNMA"), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation ("FHLMC"), whose securities are supported only by the credit of such agencies.

Although the U.S. government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. Because the principal portion of the STRIPs do not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPs' purchase price and its face value.

     Mortgage  and Asset-Backed Securities. Mortgage-backed securities represent
     --------------------------------------
direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government agencies or instrumentalities. Mortgage-backed securities issued by private lenders maybe supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties.

     Since privately-issued mortgage-backed securities are not guaranteed by an entity having the credit status of GNMA or FHLMC, and are not directly issued or guaranteed by the U.S. government, such securities generally are structured with one or more types of credit enhancements. Such credit enhancements generally fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

     The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

     Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

     The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

     Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different from market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

     Collateralized  Mortgage  Obligations  ("CMOs") and Multiclass Pass-Through
     ---------------------------------------------------------------------------
Securities.  CMOs  are  debt  obligations  collateralized  by  mortgage loans or
-----------
mortgage pass-through securities. Other types of securities representing interests in a pool of mortgage loans are known as real estate mortgage investment conduits ("REMICs").

     Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. REMICs, which have elected to be treated as such under the Internal Revenue Code, as amended (the "Code"), are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage

Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

     Stripped  Mortgage  Securities. Stripped mortgage securities are derivative
     -------------------------------
multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

     Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

     In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. For information regarding the tax treatment of POs see "Tax Status" in the Prospectus and "Additional Information Concerning Taxes" in the Statement of Additional Information.

     A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

     Money  Market  Instruments.  Money  market  instruments  may  include  the
     ---------------------------
following  types  of  instruments:

-- obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

-- obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

-- asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the highest categories of any NRSRO;

--  repurchase  agreements;

--   bank  and  savings  and  loan  obligations;

-- commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

-- high quality short-term (maturity in 397 days or less) corporate obligations, these obligations will be rated within the top two rating categories by an NRSRO or if not rated, of comparable quality;

-- bank loan participation agreements representing obligations of corporations and banks having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

-- extendable commercial notes, which are obligations underwritten by Goldman Sachs, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 390 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes are considered illiquid and each of the Gartmore GVIT Money Market Fund and the Gartmore GVIT Money Market Fund II will be limited to holding no more than 10% of its net assets in these and any other illiquid securities.

WRAP CONTRACTS

     The Gartmore Morley Enhanced Income Fund (the "Enhanced Income Fund"), one of the Underlying Funds for the GVIT Investor Destinations Funds, may cover certain of its assets with wrap contracts in order to reduce the volatility of the Enhanced Income Fund's NAV. A wrap contract is a contract between a Fund and a financial institution such as a bank, insurance company or other financial institution (a "wrap provider"), under which the wrap provider agrees to make payments to the Fund upon the occurrence of certain events. By purchasing wrap contracts, the Enhanced Income Fund expects to reduce fluctuations in NAV per share because, under normal circumstances, the value of the Fund's wrap contracts will vary inversely with the value of its respective assets that are covered by the contracts ("covered assets"). For example, when the market value of covered assets falls below "book value" (essentially the purchase price of covered assets plus any accrued net income thereon), wrap contracts will be assets of the Enhanced Income Fund with a value equal to the difference between the book and market values. Similarly, when the market value of covered assets is greater than their book value, wrap contracts will become a liability of the Enhanced Income Fund equal to the amount by which the market value of covered assets exceeds their book value. In this manner, under normal conditions wrap contracts are expected to reduce the impact of interest rate risk on covered assets and, hence, the market price variability of the Enhanced Income Fund.

     The Enhanced Income Fund will pay premiums to wrap providers for wrap contracts, and these premiums will be an ongoing expense of the Fund. Wrap contracts obligate wrap providers to make certain payments to a Fund in exchange for payment of premiums. Payments made by wrap providers as provided by wrap contracts are intended to enable the Enhanced Income Fund to make redemption payments at the current book value of covered assets rather than at the current market price. Wrap contract payments may be made when assets are sold to fund redemption of shares, upon termination of wrap contracts, or both. Payments are based on the book value of wrap contracts, and are normally equal to the sum of
(i) the accrued or amortized purchase price of covered assets, minus (ii) the sale price of covered assets liquidated to fund share redemptions, plus (iii) interest accrued at a crediting rate, computation of which is specified in the wrap contracts. The crediting rate is the yield on the covered assets, adjusted to amortize the difference between market value and book value over the duration of the covered assets, less wrap contract premiums and Fund expenses. Wrap contracts typically provide for periodic reset of crediting rates. Crediting rates reflect the amortization of realized and unrealized gains and losses on covered assets and, in consequence, may not reflect the actual returns achieved on the wrapped assets. From time to time crediting rates may be significantly greater or less than current market interest rates, although wrap contracts generally provide that crediting rates may not fall below zero.

     The Enhanced Income Fund will normally hold 1 to 3 percent of its assets as cash or cash equivalents which can be sold close to book value to fund redemption requests. If circumstances arise that require the Enhanced Income Fund to liquidate assets other than cash, and if the fair market value of those other assets is less than their book value, a wrap contract will, under normal circumstances, obligate the wrap provider to pay the Enhanced Income Fund all or some of the difference. However, if the market value of assets being liquidated exceeds the corresponding book value, the Enhanced Income Fund would be obligated to pay all or some of the difference to the wrap provider. Generally, wrap contract payments will be made within one day after the Enhanced Income
Fund requests a payment. If more than one wrap contract applies to covered assets which have been liquidated, payment requests will be allocated among wrap contracts as specified in each wrap contract.

     Wrap contracts may require that covered assets be limited as to duration or maturity, consist of specified types of securities, and/or be at or above a specified credit quality. Wrap contracts purchased by the Enhanced Income Fund will be consistent with its investment objectives and policies as set forth in the Prospectus and its SAI, although in some cases wrap contracts may require more restrictive investment objectives and policies. Wrap contracts may also allow providers to terminate their contracts if a Fund changes its investment objectives, policies and restrictions as set forth in the respective Prospectus and SAI without having obtained the consent of the wrap providers. In the event of termination by a wrap provider, a Fund may not be able successfully to replace contract coverage with another provider.

     Wrap contracts may mature on specified dates and may be terminable upon notice by the Enhanced Income Fund or in the event of a default by the Enhanced Income Fund or the wrap provider. "Evergreen" wrap contracts specify no maturity date. They allow either the Enhanced Income Fund or a provider to terminate the wrap contract through a fixed maturity conversion. Under a fixed maturity conversion the wrap contract will terminate on a future date which is generally determined by adding the duration of covered assets to a date elected by the party seeking to terminate the contract. For example, if the date elected is January 1, 2002, and the duration of covered assets is 3 years, the wrap contract will terminate as of January 1, 2005. In addition, during the conversion period, the Fund may be required to comply with certain restrictions on covered assets, such as limitation of their duration to the remaining term of the conversion period.

     Generally, at termination of a wrap contract, the wrap provider will be obligated to pay the Enhanced Income Fund any excess of book value over market value of covered assets. However, if a wrap contract terminates because of a default by the Enhanced Income Fund or upon election by the Fund (other than through a fixed maturity conversion), no such payment is made.

     Risks  Associated  with Wrap Contracts. The Gartmore Morley Enhanced Income
     --------------------------------------
Fund expects that it will utilize wrap contracts to maintain some of the Fund's assets at stable book value. However, there are certain risks associated with the use of wrap contracts that could impair the Fund's ability to achieve this objective.

     If a wrap contract matures or terminates, the Enhanced Income Fund may be unable to obtain a replacement wrap contract or a wrap contract with terms substantially similar those of the maturing or terminating agreement. If at the time the market value of covered assets is less than their book value, the Fund may be required to reduce its NAV accordingly. Likewise, if the market value of the covered assets is greater than their book value, the Enhanced Income Fund's NAV may increase. In either case, fund shareholders may experience unexpected fluctuations in the value of their shares. Further, if new wrap contracts are negotiated on less favorable terms than those of the contracts being replaced, such as higher wrap premiums, the net returns of the Enhanced Income Fund may be negatively affected.

     The Enhanced Income Fund's Board of Trustees has established policies and procedures governing valuation of these instruments. Other fair and reasonable valuation methodologies may be utilized in certain circumstances including, but not limited to, (1) default by a wrap provider under a wrap contract or other agreement; (2) insolvency of a wrap provider; (3) reduction of the credit rating of a wrap provider; or (4) any other situation in which the Board of Trustees determines that a wrap provider may no longer be able to satisfy its obligations under a wrap contract. In any such case, the fair value of any wrap contract may be determined to be less than the difference between book value and the market value of covered assets.

     Wrap Contracts do not protect the Enhanced Income Fund from the credit risk of covered assets. Defaults by issuers of covered assets or downgrades in their credit rating to below investment grade status will generally cause those assets to be removed from coverage under wrap contracts, in which event the Enhanced Income Fund may experience a decrease in NAV.

     Currently, there is no active trading market for wrap contracts, and none is expected to develop. The Enhanced Income Fund may therefore be unable to liquidate wrap contracts within seven days at fair market value, in which case the wrap contracts will be considered illiquid. At the time of their purchase, the fair market value of the Enhanced Income Fund's wrap contracts, plus the fair market value of all other illiquid assets in the Fund, may not exceed fifteen percent (15%) of the fair market value of the Enhanced Income Fund's net assets. If the fair market value of illiquid assets including wrap contracts later rises above 15% of the fair market value of the Enhanced Income Fund's net assets, the price volatility of the Fund's shares may increase as the Fund acts to reduce the percentage of illiquid assets to a level that does not exceed 15% of the Fund.

REPURCHASE AGREEMENTS

     In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.
Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

     When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

     When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account.
Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

LIMITED LIABILITY COMPANIES

     Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the united states may issue securities comparable to common or preferred stock.

LENDING PORTFOLIO SECURITIES

     A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INDEXED SECURITIES

     Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL COMPANY AND EMERGING GROWTH STOCKS

     Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in the stocks of larger, more established companies since these securities may have limited marketability and thus may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

     "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadvisers of such Funds believe, however, that if the adviser or subadviser analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

     Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which are not typically associated with investing in securities in the United States. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

     Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

     Investment  in  Companies  in  Developing  or  Emerging  Market  Countries.
     ---------------------------------------------------------------------------
Investments may be made from time to time in companies in developing or emerging market countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

     The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

     The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

     Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

     Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

     Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

     Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

     Depositary  Receipts. A Fund may invest in foreign securities by purchasing
     ---------------------
depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

     Each Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

     A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

     Eurodollar  and  Yankee  Obligations.  Eurodollar  bank  obligations  are
     -------------------------------------
dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

     Conversion  to  the  Euro.  The  Fund  may  be  adversely  affected  by the
     -------------------------
conversion of certain European currencies into the Euro. This conversion, which is currently being implemented in stages, is scheduled to be completed in the year 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

     Foreign  Sovereign  Debt.  Certain  Funds  may  invest  in  sovereign  debt
     -------------------------
obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

FOREIGN COMMERCIAL PAPER

     A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

EXTENDABLE COMMERCIAL NOTES

     The Gartmore GVIT Money Market Fund, the Gartmore GVIT Money Market Fund II and the Gartmore Money Market Fund (as an Underlying Fund for the GVIT Investor Destinations Funds) may invest in extendable commercial notes (ECNs). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 390 days from the date of issue without seeking noteholder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

     The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. A Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

BRADY BONDS

     Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

     Investors should recognize that Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. Brady Bonds which have been issued to date are rated in the categories "BB" or "B" by Standard & Poor's or "Ba" or "B" by Moody's or, in cases in which a rating by Standard & Poor's or Moody's has not been assigned, are generally considered by the Fund's adviser or subadviser to be of comparable quality.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), and bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate ("LIBOR") rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the fact amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, the Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

     Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a Fund may invest are likely to be acquired at a discount, which involves certain considerations discussed below under "Additional Information Concerning Taxes."

REAL ESTATE SECURITIES

     Although no Fund will invest in real estate directly, a Fund may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.

CONVERTIBLE SECURITIES

     Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged.
Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

     Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

     A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly
Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will necessarily convert into either cash or a specified number of shares of common stock.

     Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked

Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.

     An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. A Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

     Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

WARRANTS

     Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

     Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

SHORT SELLING OF SECURITIES

     In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     A Fund may engage in short sales, subject to certain tax restrictions, if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

     A Fund may not invest more than 15% (10% for the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

     A Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The applicable subadviser or the adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Private  Placement  Commercial  Paper. Commercial paper eligible for resale
     --------------------------------------
under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act of 1933 lists investment companies as accredited investors.

     Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the adviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

     A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction (generally, 331/3% of its total assets (including the amount borrowed)), and may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing. In addition, a Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed 5% of such Fund's total assets. Each Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Funds have established a line-of-credit ("LOC") with their custodian by which they may borrow for temporary or emergency purposes. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders.

DERIVATIVE INSTRUMENTS

     A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options and forward currency contracts to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

     Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

     The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

     Special  Risks of Derivative Instruments. The use of derivative instruments
     -----------------------------------------
involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

     (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires skills different from those necessary for predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

     (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

     (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

     For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Tax Status" below.

     Options.  A  Fund  may purchase or write put and call options on securities
     --------
and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

     A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

     Transactions using OTC options (other than purchased options) expose a Fund to counter party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Spread  Transactions.  A  Fund  may  purchase  covered  spread options from
     ---------------------
securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

     Futures  Contracts.  A  Fund  may  enter  into futures contracts, including
     -------------------
interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

     To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

     A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a

Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written.

Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.
These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     Swap  Agreements.  A  Fund  may enter into interest rate, securities index,
     -----------------
commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

     The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

     A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     Structured  Products.  One  common  type  of  security  is  a  "structured"
     ---------------------
product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

     With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

     Foreign  Currency-Related Derivative Strategies - Special Considerations. A
     -------------------------------------------------------------------------
Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund's adviser or a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

     Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

     At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Currency  Hedging. While the values of forward currency contracts, currency
     ------------------
options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

     A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

     A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions or, in the case of the Gartmore GVIT Worldwide Leaders Fund, to adjust its currency exposure relative to its benchmark, the MSCI World Equity Index. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

FLOATING AND VARIABLE RATE INSTRUMENTS

     Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

     Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

     Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

SECURITIES OF INVESTMENT COMPANIES

     As permitted by the 1940 Act, a Fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, each of the GVIT Investor Destinations Funds may invest up to 100% of its assets in other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

SPDRS AND OTHER EXCHANGE TRADED FUNDS

     A Fund may invest in Standard & Poor's Depository Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

     ETF's, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

BANK OBLIGATIONS

     Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

     Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

ZERO COUPON SECURITIES, STEP-COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

     Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

     Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser or subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

     In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered borrowings by the Funds. (See "Borrowing")

     Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

THE NATIONWIDE CONTRACT

     Each of the GVIT Investor Destinations Funds (except the GVIT Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Funds will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, GMF believes that the stable nature of the Nationwide Contract should reduce a GVIT Investor Destinations Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

TEMPORARY DEFENSIVE POSITIONS

     In response to economic, political or unusual market conditions, each Fund, except for the Dreyfus GVIT Mid Cap Index Fund, may invest up to 100% of its assets in cash or money market obligations. In addition, a Fund may have, from time to time, significant cash positions until suitable investment opportunities are available.

INVESTMENT  RESTRICTIONS

     The following are fundamental investment restrictions for each of the Funds which cannot be changed without the authorization of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

Each of the Funds:

- May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

- May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of such Fund.

- May not act as an underwriter of another issuer's securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

In addition, each Fund, except GVIT Small Company Fund, Strong GVIT Mid Cap Growth Fund, Gartmore GVIT Global Health Sciences Fund, Turner GVIT Growth Focus Fund, Gartmore GVIT Global Utilities Fund, Gartmore GVIT Global Financial Services Fund, Gartmore GVIT Asia Pacific Leaders Fund, Gartmore GVIT European Leaders Fund, Gartmore GVIT U.S. Growth Leaders Fund, Gartmore GVIT Worldwide
Leaders Fund, Gartmore GVIT Nationwide Leaders Fund and each of the GVIT Investor Destinations Funds:

- May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the

     Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Each of the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

Each Fund, except for Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT OTC Fund, Gartmore GVIT Global Utilities Fund, Gartmore GVIT Global Financial Services Fund, Gartmore GVIT U.S. Growth Leaders Fund and the GVIT Investor Destinations Funds:

- May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

For each of the Gartmore GVIT Growth Fund, Gartmore GVIT Total Return Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II:

No  Fund  may:

- Purchase securities on margin, but the Trust may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

For the GVIT Investor Destinations Funds:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry in one or more Underlying Funds.

     The following are the NON-FUNDAMENTAL operating policies of each of the Funds, except Gartmore GVIT Total Return Fund, Gartmore GVIT Growth Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:

Each Fund may not:

- Sell securities short (except for the Dreyfus GVIT Mid Cap Index Fund, Gartmore GVIT U.S. Growth Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Dreyfus GVIT Mid Cap Index Fund, Gartmore GVIT U.S. Growth Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund may only sell securities short in accordance with the description contained in their respective Prospectuses or in this SAI.

- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

- Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

- Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

- Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 331/3% of the Fund's total assets at the time of the borrowing or investment.

     The following are the NON-FUNDAMENTAL operating policies of the Gartmore GVIT Growth Fund, Gartmore GVIT Total Return Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER
APPROVAL:

No such Fund may:

-    Make  short  sales  of  securities.

- Purchase or otherwise acquire any other securities if, as a result, more than 15% (10% with respect to the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

- Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and (b) to the extent permitted by the 1940 Act, or any rules or regulations thereunder, or pursuant to any exemption therefrom.

     The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

     In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

-----------------------------------------------------------------------
FUND                                                   2001      2000
-----------------------------------------------------------------------
Gartmore GVIT Nationwide Leaders Fund(1)                 0.00%     N/A
-----------------------------------------------------------------------
Gartmore GVIT U.S. Growth Leaders Fund(1)                9.71%     N/A
-----------------------------------------------------------------------
Gartmore GVIT Worldwide Leaders Fund(2)                128.06%  184.98%
-----------------------------------------------------------------------
Gartmore GVIT International Growth Fund(3), (14)       245.96%   93.02%
-----------------------------------------------------------------------
Gartmore GVIT Emerging Markets Fund(3), (14)           140.18%   43.33%
-----------------------------------------------------------------------
Gartmore GVIT Global Technology
 and Communications Fund(4), (5), (14)                 894.05%  305.36%
-----------------------------------------------------------------------
Gartmore GVIT Global Financial Services Fund(6)          0.00%     N/A
-----------------------------------------------------------------------
Gartmore GVIT Global Utilities Fund(6)                   0.00%     N/A
-----------------------------------------------------------------------
Gartmore GVIT Global Health Sciences Fund(7), (15)     892.96%    0.00%
-----------------------------------------------------------------------

Gartmore GVIT Total Return Fund(8)                      58.36%  148.28%
-----------------------------------------------------------------------
Gartmore GVIT Growth Fund(9)                           227.28%  205.34%
-----------------------------------------------------------------------
Gartmore GVIT Government Bond Fund                      55.80%   75.91%
-----------------------------------------------------------------------
GVIT Small Cap Value Fund                              164.87%  181.85%
-----------------------------------------------------------------------
GVIT Small Company Fund                                135.90%  163.66%
-----------------------------------------------------------------------
GVIT Small Cap Growth Fund                             124.61%  182.48%
-----------------------------------------------------------------------
Turner GVIT Growth Focus Fund(4), (10), (14)         1,256.23%  867.40%
-----------------------------------------------------------------------
Comstock GVIT Value Fund                               127.03%   72.32%
-----------------------------------------------------------------------
Federated GVIT High Income Bond Fund                    31.64%   18.12%
-----------------------------------------------------------------------
J.P. Morgan GVIT Balanced Fund                         181.89%  252.43%
-----------------------------------------------------------------------
Dreyfus GVIT Mid Cap Index Fund                         28.43%   83.45%
-----------------------------------------------------------------------
Strong GVIT Mid Cap Growth Fund                        635.03%  632.95%
-----------------------------------------------------------------------
MAS GVIT Multi Sector Bond Fund                        340.77%  399.03%
-----------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Aggressive Fund(11)                                     10.90%     N/A
-----------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Moderately Aggressive Fund(11)                          11.10%     N/A
-----------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Moderate Fund(11)                                        0.74%     N/A
-----------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Moderately Conservative Fund(11)                         0.60%     N/A
-----------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Conservative Fund(11)                                    0.40%     N/A
-----------------------------------------------------------------------
Nationwide GVIT Strategic Value Fund(15)               154.96%   78.80%
-----------------------------------------------------------------------
Gartmore GVIT Millennium Growth Fund(4), (12), (16)    666.79%  215.10%
-----------------------------------------------------------------------
Gartmore GVIT Global Leaders Fund(13)                      N/A     N/A
-----------------------------------------------------------------------
Gartmore GVIT Global Small Companies Fund(13)              N/A     N/A
-----------------------------------------------------------------------
Gartmore GVIT OTC Fund(13)                                 N/A     N/A
-----------------------------------------------------------------------
Gartmore GVIT European Leaders Fund(13)                    N/A     N/A
-----------------------------------------------------------------------
Gartmore GVIT Asia Pacific Leaders Fund(13)                N/A     N/A
-----------------------------------------------------------------------

---------------
1.   The  Funds  commenced  operations  on  December  31,  2001.
2. The portfolio turnover for the Fund increased significantly during the fiscal year ended December 31, 2000 due to a change in investment strategy. Prior to May 1, 2000, the Fund was managed as a global equity fund and has a more diversified investment strategy.

3.   The  Funds  commenced  operations  on  August  30,  2000.
4.   The  Funds  commenced  operations  on  June  30,  2000.
5. It is anticipated that the portfolio turnover for the Fund will decrease over the upcoming year and will normally be about 200%.
6.   The  Funds  commenced  operations  on  December  28,  2001.
7.     The  Fund  commenced  operations  on  December  29,  2000.
8. The portfolio turnover for the Fund was significantly higher during the fiscal year ended December 31, 2000 due to a change in portfolio managers and a significant reconfiguration of the Fund's portfolio.
9. The portfolio turnover for the Fund increased significantly during the fiscal year ended December 31, 2000 due to a change in portfolio managers and a strategy to increase diversification in the portfolio.
10. It is anticipated that the portfolio turnover for the Fund will continue at a high rate during the fiscal year ending December 31, 2002, as the subadviser may engage in active and frequent trading of securities if doing so is in the best interest of the Fund.
11.  The  Funds  commenced  operations  on  December  14,  2001.
12. It is anticipated that the portfolio turnover for the Fund will continue around the same rate and is expected to normally be about 200%.
13.  The  Fund  has  not  commenced  operations.
14. The portfolio turnover for the Fund was significantly higher during the fiscal year end December 31, 2001 due to an increase in frequent, short-term exchange activity (to profit from day to day fluctuations in a Fund's share price). In an effort to reduce these activities, the Fund has added a short-term trading fee to Class III shares.
15. The portfolio turnover for the Fund was higher during the fiscal year end December 31, 2001 due to market conditions.
16. The portfolio turnover for the Fund was significantly higher during the fiscal year end December 31, 2001 due to a reconfiguration of the Fund's portfolio and the addition of a portfolio manager.

     High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of the Fund.

INSURANCE LAW RESTRICTIONS

     In connection with the Trust's agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, GMF and Gartmore Global Asset Management Trust ("GGAMT") (collectively, the "Advisers) and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Advisers may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

MAJOR  SHAREHOLDERS

     As of April 15, 2002, separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company had shared voting and investment power over 97.5% of the J.P. Morgan GVIT Balanced Fund shares, 98.5% of the MAS GVIT Multi Sector Bond Fund shares, 93.7% of the Gartmore GVIT Small Cap Value Fund shares, 90.1% of the Gartmore GVIT Small Company Fund shares, 96.0% of the Gartmore GVIT Small Cap Growth Fund shares, 100% of the Gartmore GVIT Nationwide Leaders shares, 100% of the Gartmore GVIT U.S. Growth Leaders shares, 96.3% of the Gartmore GVIT Worldwide Leaders Fund shares, 94.4% of the Dreyfus GVIT Mid Cap Index Fund shares, 96.3% of the Strong GVIT Mid Cap Growth Fund shares, 90.0% of the Nationwide GVIT Strategic Value Fund shares, 96.9% of the Comstock GVIT Value Fund shares, 92.9% of the Federated GVIT High Income Bond Fund shares, 83.9% of the Gartmore GVIT Total Return Fund shares, 86.6% of the Gartmore GVIT Government Bond Fund shares, 86.0% of the Gartmore GVIT Growth Fund shares, 90.4% of the Gartmore GVIT Emerging Markets Fund shares, 93.6% of the Gartmore GVIT International Growth Fund shares, 97.3% of the Gartmore GVIT Global Technology and Communications Fund shares, 100% of the Gartmore GVIT Global Financial Services Fund shares, 100% of the Gartmore GVIT Global Utilities Fund shares, 97.5% of the Turner GVIT Growth Focus Fund shares, 100% of the Gartmore GVIT Millennium Growth Fund shares, 100% of the Gartmore GVIT Global Health Sciences Fund shares, 94.3% of the Gartmore GVIT Investor
Destinations  Aggressive  Fund  shares,  93.5%  of  the  Gartmore  GVIT Investor
Destinations Moderately Aggressive Fund shares, 94.0% of the Gartmore GVIT Investor Destinations Moderate Fund shares, 98.1% of the Gartmore GVIT Investor Destinations Moderately Conservative Fund shares, 94.6% of the Gartmore GVIT Investor Destinations Conservative Fund shares, 89.6% of the Gartmore GVIT Money Market Fund shares and 100% of the Gartmore GVIT Money Market Fund II shares, respectively.

     As of May 1, 2001, all of the current shares of the Funds were designated Class I shares. At the same time, certain Funds made Class II shares available. In December of 2001, certain Funds made Class III shares available. As of December 31, 2001, no Class II shares or Class III shares had been issued (with the exception of Class III shares of the Gartmore GVIT Global Health Sciences Fund, the Gartmore GVIT Financial Services Fund, the Gartmore GVIT Utilities
Fund, the Gartmore GVIT U.S. Growth Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund). Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 are wholly owned by Nationwide Financial Services, Inc. ("NFS"). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

     As of April 15, 2002, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

TRUSTEES  AND  OFFICERS  OF  THE  TRUST

MANAGEMENT INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS

--------------------------------------------------------------------------------------------------------------------------
(1)                           (2)          (3)                     (4)                     (5)                (6)
--------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND        POSITION(S)    TERM OF         PRINCIPAL OCCUPATION(S)        NUMBER OF     OTHER DIRECTORSHIPS
AGE                        HELD WITH   OFFICE WITH         DURING PAST 5 YEARS        PORTFOLIOS IN     HELD BY TRUSTEE(2)
                             FUND         TRUST-                                           FUND
                                        LENGTH OF                                        COMPLEX
                                           TIME                                        OVERSEEN BY
                                         SERVED(1)                                       TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Charles E. Allen,         Trustee      Since         Mr. Allen is Chairman, Chief                77         None
                                       July 2000     Executive Officer and
8162 E. Jefferson Ave.,                              President of Graimark Realty
#15B                                                 Advisors, Inc. (real estate
Detroit, MI 48214                                    development, investment and
                                                     asset management).
Age 54
--------------------------------------------------------------------------------------------------------------------------
Paula H.J.                Trustee      Since         Ms. Cholmondeley is Vice                    77         None
Cholmondeley                           July 2000     President and General
                                                     Manager of Special Products
c/o Sappi Fine Paper                                 at Sappi Fine Paper North
225 Franklin Street                                  America. Prior to 1998, she
Boston, MA 02110                                     held various positions with
                                                     Owens Corning, including
Age 54                                               Vice President and General
                                                     Manager of the Residential
                                                     Insulation Division (1997 to
                                                     1998), President of the
                                                     MIRAFLEX Fibers Division
                                                     (1994 to 1997).
--------------------------------------------------------------------------------------------------------------------------
C. Brent DeVore           Trustee      Since         Dr. DeVore is President of                  77         None
                                       May 1998      Otterbein College.
111 N. West Street
Westerville, OH 43081

Age 61
--------------------------------------------------------------------------------------------------------------------------
Robert M. Duncan          Trustee      Since         Since 1999, Mr. Duncan has                  77         None
                                       April 1997    worked as an arbitration and
1397 Haddon Road                                     mediation consultant.  From
Columbus, OH 43209                                   1996 to 1999, he was
                                                     Commissioner of the Ohio
Age 74                                               Elections Commission.
--------------------------------------------------------------------------------------------------------------------------


                                       57

-------------------------------------------------------------------------------------------------------------------------
(1)                           (2)          (3)                     (4)                     (5)                (6)
--------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND        POSITION(S)    TERM OF         PRINCIPAL OCCUPATION(S)        NUMBER OF     OTHER DIRECTORSHIPS
AGE                        HELD WITH   OFFICE WITH         DURING PAST 5 YEARS        PORTFOLIOS IN     HELD BY TRUSTEE(2)
                             FUND         TRUST-                                           FUND
                                        LENGTH OF                                        COMPLEX
                                           TIME                                        OVERSEEN BY
                                         SERVED(1)                                       TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Barbara L. Hennigar       Trustee      Since         Retired; Ms. Hennigar is the                77         None
                                       July 2000     former Chairman of
6363 So. Sicily Way                                  OppenheimerFunds Services
Aurora, CO 80016                                     and Shareholder Services
                                                     Inc. Ms. Hennigar held this
Age 66                                               position from October 1999
                                                     to June, 2000.  Prior to that,
                                                     she served as President and
                                                     Chief Executive Officer of
                                                     OppenheimerFunds Services.
--------------------------------------------------------------------------------------------------------------------------
Thomas J. Kerr, IV        Trustee      Since         Dr. Kerr is President                       77         None
                                       June 1981     Emeritus of Kendall College.
4890 Smoketalk Lane
Westerville, OH 43081

Age 68
--------------------------------------------------------------------------------------------------------------------------
Douglas F. Kridler        Trustee      Since         Mr. Kridler is the President                77         None
                                       September     and Chief Executive Officer
2355 Brixton Road                      1997          of the Columbus Foundation.
Columbus, OH 43221                                   Prior to January 31, 2002,
                                                     Mr. Kridler was the President
Age 46                                               of the Columbus Association
                                                     for the Performing Arts and
                                                     Chairman of the Greater
                                                     Columbus Convention and
                                                     Visitors Bureau.
--------------------------------------------------------------------------------------------------------------------------
David C. Wetmore          Trustee(3)   Since         Mr. Wetmore is the                          81         None
                                       May 1998      Managing Director of Updata
26 Turnbridge Drive                                  Capital, Inc., a venture
Long Cove Plantation                                 capital firm.
Hilton Head, SC 29928

Age 53
--------------------------------------------------------------------------------------------------------------------------

---------------
1 The term of office length is until a director resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.
2 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section  15(d)  of  the  Exchange  Act.
3 Mr. Wetmore serves as an independent member of the Administrative Committee for The AlphaGen Caelum Fund LLC, The AlphaGen Caelum Fund LDC, The Healthcare Fund LLC and The Healthcare Fund LDC, four hedge funds managed by Gartmore SA Capital Trust ("GSA").

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF
THE  FUNDS


---------------------------------------------------------------------------------------------------------------
(1)                         (2)           (3)                    (4)                      (5)           (6)
---------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND      POSITION(S)     TERM OF        PRINCIPAL OCCUPATION(S)         NUMBER OF       OTHER
AGE                      HELD WITH     OFFICE -          DURING PAST 5 YEARS         PORTFOLIOS IN   DIRECTORS
                            FUND       LENGTH OF                                      FUND COMPLEX   HIPS HELD
                                         TIME                                         OVERSEEN BY        BY
                                       SERVED(1)                                        TRUSTEE      TRUSTEE(2)
---------------------------------------------------------------------------------------------------------------
Joseph J. Gasper        Trustee and   Since        Mr. Gasper is a Director,                    77      None
                        Chairman      September    President and Chief Operating
Nationwide Insurance                  1997         Officer of Nationwide
One Nationwide Plaza                               Financial Services, Inc.*
1-37-06                                            (since December 1996) and of
Columbus, OH 43215                                 Nationwide Life and Annuity
                                                   Insurance Company* and
Age 59                                             Nationwide Life Insurance
                                                   Company* (since April 1996).
                                                   Mr. Gasper is also Vice
                                                   Chairman of the Board of
                                                   Directors of the managing
                                                   unitholder of GGAMT* and
                                                   GMF.*
---------------------------------------------------------------------------------------------------------------
Paul J. Hondros         Trustee       Since        Mr. Hondros is President and                 81      None
                                      July 2000    Chief Executive Officer of
Gartmore Global                                    Gartmore Distribution
Investments, Inc.                                  Services, Inc.*, Gartmore
1200 River Road,                                   Investor Services, Inc.*,
Conshohocken, PA                                   Gartmore Morley Capital
19428                                              Management, Inc.*, Gartmore
                                                   Morley Financial Services,
Age 53                                             Inc.,* NorthPointe Capital,
                                                   LLC*,  GGAMT*, GGI*,
                                                   GMF*,and GSA* and a
                                                   Director of Nationwide
                                                   Securities, Inc.* as well as
                                                   several entities within
                                                   Nationwide Financial
                                                   Services, Inc.* He is also an
                                                   Administrative Committee
                                                   Member for The AlphaGen
                                                   Caelum Fund LLC,  The
                                                   AlphaGen Caelum Fund LDC,
                                                   The Healthcare Fund LLC and
                                                   The Healthcare Fund LDC
                                                   (four hedge funds managed by
                                                   GSA*). Prior to that, Mr.
                                                   Hondros served as President
                                                   and Chief Operations Officer
                                                   of Pilgrim Baxter and
                                                   Associates, Ltd., an invest-
                                                   ment management firm, and
                                                   its affiliated investment
                                                   management arm, Pilgrim
                                                   Baxter Value Investors, Inc.
                                                   and as Executive Vice
                                                   President to the PBHG Funds,
                                                   PBHG Insurance Series Funds
                                                   and PBHG Adviser Funds.
---------------------------------------------------------------------------------------------------------------


                                       59

---------------------------------------------------------------------------------------------------------------
(1)                         (2)           (3)                    (4)                      (5)           (6)
---------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND      POSITION(S)     TERM OF        PRINCIPAL OCCUPATION(S)         NUMBER OF       OTHER
AGE                      HELD WITH     OFFICE -          DURING PAST 5 YEARS         PORTFOLIOS IN   DIRECTORS
                            FUND       LENGTH OF                                      FUND COMPLEX   HIPS HELD
                                         TIME                                         OVERSEEN BY        BY
                                       SERVED(1)                                        TRUSTEE      TRUSTEE(2)
---------------------------------------------------------------------------------------------------------------
Arden L. Shisler        Trustee       Since        Mr. Shisler is President and                 77      None
                                      February     Chief Executive Officer of
1356 North Wenger Rd.                 2000         K&B Transport, Inc., a
Dalton, OH 44618                                   trucking firm, Chairman of the
                                                   Board for Nationwide Mutual
Age 60                                             Insurance Company* and a
                                                   Director of Nationwide
                                                   Financial Services, Inc.*
---------------------------------------------------------------------------------------------------------------
Gerald J. Holland       Treasurer     Since        Mr. Holland is Senior Vice                   77      None
                                      March 2001   President - Chief Admin-
Gartmore Global                                    istrative Officer for GGI*,
Investments, Inc.                                  GMF* and GSA.*  He is also
1200 River Road,                                   Assistant Treasurer to the
Conshohocken, PA                                   Funds. From July 2000 to
19428                                              March 2002 he was Senior
                                                   Vice President - Operations
Age 51                                             for GGI, GMF and GSA. Prior
                                                   to July 2000, he was Vice
                                                   President for First Data
                                                   Investor Services, an invest-
                                                   ment company service
                                                   provider.
---------------------------------------------------------------------------------------------------------------
Kevin S. Crossett       Secretary     Since        Mr. Crossett is Vice President,              77      None
                                      December     Associate General Counsel for
Gartmore Global                       2000         GGI,* GMF,* GSA,*
Investments, Inc.                                  Nationwide Financial
1200 River Road                                    Services, Inc.* and other
Conshohocken, PA                                   Nationwide Insurance
 19428                                             entities.* From June 2000 to
                                                   December 2000, he was
Age 41                                             Assistant Secretary to the
                                                   Funds.*  Prior to 1999, he was
                                                   Vice President, Senior
                                                   Counsel and Director of
                                                   Compliance for Merrill
                                                   Lynch, Pierce, Fenner &
                                                   Smith, Inc.
---------------------------------------------------------------------------------------------------------------

---------------
1 The term of office length is until a director resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.
2 Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
     Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
* This position is held with an affiliated person or principal underwriter of the Funds.

RESPONSIBILITIES  OF  THE  BOARD  OF  TRUSTEES

     The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEE COMMITTEES

     The Board of Trustees has three standing committees: Audit, Pricing and Valuation, and Nominating and Board Governance.

     The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; and (d) act as a liaison between the Trust's independent auditors and the Board. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. This Committee met 2 times during the past fiscal year and consists of the following Trustees, Mr. Allen, Ms. Cholmondeley and Mr. Wetmore, each of whom must have a working knowledge of basic finance and accounting matters and not be interested persons of the Trust, as defined in the 1940 Act.

     The purposes of the Pricing and Valuation Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; and (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series. The Pricing and Valuation Committee met 4 times during the past fiscal year and consists of the following Trustees, Ms. Hennigar, Mr. Kridler and Mr. Shisler.

     The Nominating and Board Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) periodic review of Trustee compensation; (5) review of the responsibilities and composition of each Board committee, as necessary; (6) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Board Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met 4 times during the past fiscal year and consists of the following Trustees: Dr. DeVore, Mr. Duncan and Dr. Kerr, each of whom is not an interested person of the Trust, as defined in the 1940 Act. The Nominating and Board Governance Committee generally does not consider nominees recommended by shareholders of the Funds.

OWNERSHIP OF SHARES OF GARTMORE FUNDS*

--------------------------------------------------------------------------------------------
(1)                                  (2)                                 (3)
--------------------------------------------------------------------------------------------
NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES    AGGREGATE DOLLAR RANGE OF EQUITY
                         AND/OR SHARES IN THE FUNDS**      SECURITIES AND/OR SHARES IN ALL
                                                           REGISTERED INVESTMENT COMPANIES
                                                           OVERSEEN BY TRUSTEE IN FAMILY OF
                                                                 INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------
Charles E. Allen,                NONE                               $ 1 - $10,000
--------------------------------------------------------------------------------------------
Paula H.J.                       NONE                                   NONE
Cholmondeley
--------------------------------------------------------------------------------------------
C. Brent DeVore                  NONE                               OVER $100,000
--------------------------------------------------------------------------------------------
Robert M. Duncan                 NONE                               OVER $100,000
--------------------------------------------------------------------------------------------
Barbara L. Hennigar              NONE                               $ 1 - $10,000
--------------------------------------------------------------------------------------------
Thomas J. Kerr, IV               NONE                               OVER $100,000
--------------------------------------------------------------------------------------------
Douglas F. Kridler               NONE                            $ 10,001 - $50,000
--------------------------------------------------------------------------------------------
David C. Wetmore                 NONE                               OVER $100,000
--------------------------------------------------------------------------------------------
Joseph J. Gasper             OVER $100,000                          OVER $100,000
--------------------------------------------------------------------------------------------
Paul J. Hondros                  NONE                               OVER $100,000
--------------------------------------------------------------------------------------------
Arden L. Shisler             OVER $100,000                          OVER $100,000
--------------------------------------------------------------------------------------------

---------------
*    As  of  December  31,  2001.
** Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts. Individual investors are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares.

OWNERSHIP IN THE FUND'S INVESTMENT ADVISERS OR DISTRIBUTOR*, **

    TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
                                      FUNDS

-------------------------------------------------------------------------------------------------
(1)                        (2)          (3)            (4)              (5)             (6)
-------------------------------------------------------------------------------------------------
NAME OF TRUSTEE          NAME OF      NAME OF   TITLE OF CLASS OF    VALUE OF    PERCENT OF CLASS
                        OWNERS AND    COMPANY        SECURITY       SECURITIES
                      RELATIONSHIPS
                        TO TRUSTEE
-------------------------------------------------------------------------------------------------
Charles E. Allen           N/A         N/A             N/A              NONE           N/A
-------------------------------------------------------------------------------------------------
Paula H.J.                 N/A         N/A             N/A              NONE          N/A
Cholmondeley
-------------------------------------------------------------------------------------------------
C. Brent DeVore            N/A         N/A             N/A              NONE          N/A
-------------------------------------------------------------------------------------------------
Robert M. Duncan           N/A         N/A             N/A              NONE          N/A
-------------------------------------------------------------------------------------------------
Barbara L. Hennigar        N/A         N/A             N/A              NONE          N/A
-------------------------------------------------------------------------------------------------
Thomas J. Kerr, IV         N/A         N/A             N/A              NONE          N/A
-------------------------------------------------------------------------------------------------
Douglas F. Kridler         N/A         N/A             N/A              NONE          N/A
-------------------------------------------------------------------------------------------------
David C. Wetmore           N/A         N/A             N/A              NONE          N/A
-------------------------------------------------------------------------------------------------

---------------
*    As  of  December  31,  2001.
** Or any company, other than an investment company, that controls a Fund's adviser or distributor.

COMPENSATION  OF  TRUSTEES

     All Trustees and Officers of the Trust, as a group, own less than 1% of its outstanding shares.

     The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Gartmore Mutual Fund Capital Trust (formerly "Villanova Mutual Fund Capital Trust) ("GMF") and Gartmore Global Asset Management Trust (formerly "Villanova Global Asset Management Trust") ("GGAMT"), each, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburse the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement, for the fiscal year ended December 31, 2001. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Gartmore Fund Complex for the fiscal year ended December 31, 2001. Trust officers receive no compensation from the Trust in their capacity as officers.


-------------------------------------------------------------------------------------------------
(1)                             (2)              (3)              (4)                 (5)
-------------------------------------------------------------------------------------------------
NAME OF TRUSTEE              AGGREGATE         PENSION         ESTIMATED       TOTAL COMPENSATION
                            COMPENSATION      RETIREMENT    ANNUAL BENEFITS     FOR THE COMPLEX*
                           FROM THE TRUST      BENEFITS           UPON
                                              ACCRUED AS       RETIREMENT
                                            PART OF TRUST
                                               EXPENSES
-------------------------------------------------------------------------------------------------
Charles E. Allen          $        19,500           - 0 -             - 0 -   $            39,000
-------------------------------------------------------------------------------------------------
Paula H.J. Cholmondeley   $        18,000           - 0 -             - 0 -   $            36,000
-------------------------------------------------------------------------------------------------
C. Brent DeVore           $        20,000           - 0 -             - 0 -   $            40,000
-------------------------------------------------------------------------------------------------
Robert M. Duncan          $        24,668           - 0 -             - 0 -   $            48,000
-------------------------------------------------------------------------------------------------
Joseph J. Gasper**                  - 0 -           - 0 -             - 0 -                 - 0 -
-------------------------------------------------------------------------------------------------
Barbara L. Hennigar       $        20,000           - 0 -             - 0 -   $            40,000
-------------------------------------------------------------------------------------------------
Paul J. Hondros**                   - 0 -           - 0 -             - 0 -                 - 0 -
-------------------------------------------------------------------------------------------------
Thomas J. Kerr, IV        $        20,000           - 0 -             - 0 -   $            40,000
-------------------------------------------------------------------------------------------------
Douglas F. Kridler        $        21,000           - 0 -             - 0 -   $            42,000
-------------------------------------------------------------------------------------------------
Arden L. Shisler          $        18,500           - 0 -             - 0 -   $            37,000
-------------------------------------------------------------------------------------------------
David C. Wetmore          $        21,000           - 0 -             - 0 -   $            42,000
-------------------------------------------------------------------------------------------------

---------------
* On December 31, 2001, the Fund Complex included two trusts comprised of 77 investment company funds or series.
**   Do  not  receive  compensation  for  meeting  attendance.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

PERFORMANCE  ADVERTISING

     The Funds may use past performance in advertisements, sales literature, and their prospectuses, including calculations of average annual total return, 30-day yield, and seven-day yield, as described below.

CALCULATING YIELD - THE GARTMORE GVIT MONEY MARKET FUND AND GARTMORE GVIT MONEY MARKET FUND II

     Any current yield quotations for the Gartmore GVIT Money Market Fund or the Gartmore GVIT Money Market Fund II, subject to Rule 482 under the Securities
Act, or Rule 34b-1 under the 1940 Act, shall consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the net change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares. As of December 31, 2001, the Gartmore GVIT Money Market Fund's seven-day current yield was 1.49%. The Gartmore GVIT Money Market Fund's effective yield represents an annualization of the current seven day return with all dividends reinvested, and for the period ended December 31, 2001, was 1.50%. As of December 31, 2001, the Gartmore GVIT Money Market Fund II's seven-day current yield was 0.59%. The Gartmore GVIT
Money Market Fund II's effective yield represents an annualization of the current seven day return with all dividends reinvested, and for the period ended December 31, 2001, was 0.59%.

      Each Fund's yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in each Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and each Fund's expenses. There is no assurance that the yield quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset value will remain constant. It should be noted that a shareholder's investment in either Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING YIELD (NON-MONEY MARKET FUNDS) AND TOTAL RETURN

     The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     All performance advertisements shall include average annual total return quotations for the most recent one, five, and ten year periods (or life, if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

     The uniformly calculated average annual total returns for the one, five, and ten year periods ended December 31, 2001, or the period from inception to December 31, 2001 if less than another time period, are shown below.

                                                                                10 YEARS
FUND                                                         1 YEAR    5 YEARS   OR LIFE
-----------------------------------------------------------  -------  ---------  --------
Strong GVIT Mid Cap Growth Fund-Class I Shares(1)            -30.31%        N/A     6.04%
Strong GVIT Mid Cap Growth Fund-Class III Shares(11)         -30.31%        N/A     6.04%
Nationwide GVIT Strategic Value Fund(1)                       -3.26%        N/A     0.70%
Comstock GVIT Value Fund-Class I Shares( 1)                  -12.15%        N/A     2.09%
MAS GVIT Multi Sector Bond Fund-Class I Shares (1)             4.19%        N/A     3.61%
MAS GVIT Multi Sector Bond Fund-Class III Shares(11)           4.19%        N/A     3.61%
Federated GVIT High Income Bond Fund-Class I Shares(1)         4.22%        N/A     1.58%
Federated GVIT High Income Bond Fund-Class III Shares(11)      4.22%        N/A     1.58%
J.P. Morgan GVIT Balanced Fund-Class I Shares (1)             -3.77%        N/A     1.45%
GVIT Small Cap Value Fund-Class I Shares(1)                   28.28%        N/A    14.21%
GVIT Small Cap Value Fund-Class II Shares(10)                 27.90%        N/A    13.92%
GVIT Small Cap Value Fund-Class III Shares(11)                28.28%        N/A    14.21%
Gartmore GVIT Worldwide Leaders Fund-Class I Shares (1)      -18.81%        N/A     1.29%
Gartmore GVIT Worldwide Leaders Fund-Class II Shares(10)     -19.02%        N/A     1.04%
Gartmore GVIT Worldwide Leaders Fund-Class III Shares(10)    -18.81%        N/A     1.29%
Dreyfus GVIT Mid Cap Index Fund-Class I Shares(1)             -1.30%        N/A    10.54%
Dreyfus GVIT Mid Cap Index Fund-Class II Shares(10)           -1.57%        N/A    10.26%
Dreyfus GVIT Mid Cap Index Fund-Class III Shares (11)         -1.30%        N/A    10.54%
GVIT Small Cap Growth Fund-Class I Shares(2)                 -10.84%        N/A    17.38%
GVIT Small Cap Growth Fund-Class II Shares (10)              -11.06%        N/A    17.10%
GVIT Small Cap Growth Fund-Class III Shares (11)             -10.84%        N/A    17.38%
GVIT Small Company Fund-Class I Shares                        -6.70%     11.64%    15.48%
GVIT Small Company Fund-Class II Shares (10)                  -6.94%     11.37%    15.19%
GVIT Small Company Fund-Class III Shares (11)                 -6.70%     11.64%    15.48%
Gartmore GVIT Total Return Fund-Class I Shares               -11.82%      7.12%    10.41%
Gartmore GVIT Total Return Fund-Class II Shares (10)         -12.01%      6.85%    10.12%
Gartmore GVIT Total Return Fund-Class III Shares (11)        -11.82%      7.12%    13.15%
Gartmore GVIT Growth Fund-Class I Shares                     -28.13%     -0.76%     6.26%
Gartmore GVIT Money Market Fund-Class I Shares                 3.60%      5.00%     4.58%
Gartmore GVIT Government Bond Fund-Class I Shares              7.25%      7.08%     7.06%
Gartmore GVIT Government Bond Fund-Class II Shares (10)        6.97%      6.80%     6.78%
Gartmore GVIT Government Bond Fund-Class III Shares (11)       7.25%      7.08%     8.92%


                                       66

                                                                                10 YEARS
FUND                                                         1 YEAR    5 YEARS   OR LIFE
-----------------------------------------------------------  -------  ---------  --------
Turner GVIT Growth Focus Fund-Class I Shares (3)-39.03%          N/A              -48.93%
Turner GVIT Growth Focus Fund-Class II Shares (10)           -39.23%        N/A   -49.06%
Turner GVIT Growth Focus Fund-Class III Shares (11)          -39.03%        N/A   -48.93%
Gartmore GVIT Millennium Growth Fund-Class I Shares (3)      -39.89%        N/A   -41.80%
Gartmore GVIT Millennium Growth Fund-Class II Shares (10)    -40.05%        N/A   -41.96%
Gartmore GVIT Global Technology
   and Communications Fund-Class I Shares (3)                -42.72%        N/A   -42.96%
Gartmore GVIT Global Technology
   and Communications Fund-Class II Shares (10)              -42.88%        N/A   -43.09%
Gartmore GVIT Global Technology
   and Communications Fund-Class III Shares (11)             -42.72%        N/A   -42.96%
Gartmore GVIT Global Health Sciences-Class I Shares(4),(12)    3.67%        N/A     1.90%
Gartmore GVIT Global Health Sciences-Class II Shares(12)       3.15%        N/A     1.29%
Gartmore GVIT Global Health Sciences-Class III Shares (12)     3.36%        N/A     1.59%
Gartmore GVIT Emerging Markets-Class I Shares(5)              -5.18%        N/A   -22.38%
Gartmore GVIT Emerging Markets-Class II Shares (10)           -5.35%        N/A   -22.59%
Gartmore GVIT Emerging Markets-Class III Shares (11)          -5.18%        N/A   -22.38%
Gartmore GVIT International Growth-Class I Shares(5)         -28.65%        N/A   -30.42%
Gartmore GVIT International Growth-Class II Shares (10)      -28.85%        N/A   -30.57%
Gartmore GVIT International Growth-Class III Shares (11)     -28.65%        N/A   -30.42%
Gartmore GVIT Global Leaders-Class I Shares (X)                  N/A        N/A       N/A
Gartmore GVIT European Leaders-Class I Shares (X)                N/A        N/A       N/A
Gartmore GVIT European Leaders-Class II Shares(X)                N/A        N/A       N/A
Gartmore GVIT European Leaders-Class III Shares(X)               N/A        N/A       N/A
Gartmore GVIT Global Small Companies-Class I Shares(X)           N/A        N/A       N/A
Gartmore GVIT OTC-Class I Shares (X)                             N/A        N/A       N/A
Gartmore GVIT Nationwide Leaders-Class I Shares (13)             N/A        N/A     0.00%
Gartmore GVIT Nationwide Leaders-Class II Shares (14)            N/A        N/A     0.00%
Gartmore GVIT Nationwide Leaders-Class III Shares(6)             N/A        N/A     0.00%
Gartmore GVIT U.S. Growth Leaders-Class I Shares(13)             N/A        N/A     0.00%
Gartmore GVIT U.S. Growth Leaders-Class II Shares (14)           N/A        N/A     0.00%
Gartmore GVIT U.S. Growth Leaders-Class III Shares(6)            N/A        N/A     0.00%
Gartmore GVIT Global Utilities-Class I Shares (13)               N/A        N/A     0.00%
Gartmore GVIT Global Utilities-Class II Shares(14)               N/A        N/A     0.00%
Gartmore GVIT Global Utilities-Class III Shares(7)               N/A        N/A     0.00%
Gartmore GVIT Global Financial Services-Class I Shares(13)       N/A        N/A     0.00%
Gartmore GVIT Global Financial Services-Class II Shares(14)      N/A        N/A     0.00%
Gartmore GVIT Global Financial Services-Class III Shares(7)      N/A        N/A     0.00%
Gartmore GVIT Money Market Fund II(8)                            N/A        N/A     0.24%

                                       67

                                                                                10 YEARS
FUND                                                         1 YEAR    5 YEARS   OR LIFE
-----------------------------------------------------------  -------  ---------  --------
Gartmore GVIT Investor Destinations Aggressive Fund(9)           N/A        N/A     1.31%
Gartmore GVIT Investor Destinations Moderately
   Aggressive Fund(9)                                            N/A        N/A     1.12%
 Gartmore GVIT Investor Destinations Moderate Fund(9)            N/A        N/A     0.84%
Gartmore GVIT Investor Destinations Moderately
   Conservative Fund(9)                                          N/A        N/A     0.65%
Gartmore GVIT Investor Destinations Conservative Fund(9)         N/A        N/A     0.34%

---------------
1    Funds  commenced  operations  on  October  31,  1997.
2    Fund  commenced  operations  on  May  1,  1999.
3    Funds  commenced  operations  on  June  30,  2000.
4    Fund  commenced  operations  on  December  29,  2000.
5    Funds  commenced  operations  on  August  30,  2000.
6    Funds  commenced  operations  on  December  31,  2001.
7    Funds  commenced  operations  on  December  28,  2001.
8    Fund  commenced  operations  on  October  2,  2001.
9    Funds  commenced  operations  on  December  12,  2001.
10 These returns are based on the performance of the Class I shares of the Fund achieved through December 31, 2001, prior to the creation of Class II shares and have been restated to reflect the additional fees applicable to Class II shares.
11 These returns are based on the performance of the Class I shares of the Fund achieved through December 31, 2001, prior to the creation of Class III shares and do not reflect the short-term trading fees applicable to Class III shares.
12 The existing shares of the Fund were designated Class I shares as of May 1, 2001. On December 28, 2001, Class I shares were liquidated and the resulting assets were used to purchase Class III shares. The returns presented are based on the performance of the Class I shares of the Fund which was achieved through December 27, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares. Class III returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown.
13 These returns are based on the performance of the Class III shares of the Fund achieved through December 31, 2001, prior to the creation of Class I shares.
14 These returns are based on the performance of the Class III shares of the Fund achieved through December 31, 2001, prior to the creation of Class II shares.
X    These  Funds  have  not  commenced  operations.


     Certain Funds may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, and annualizing the results, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The uniformly calculated yields for the 30 day period ended December 31, 2001 were as follows:

             FUND                      30-DAY YIELD
------------------------------------  -------------
Federated GVIT High Income Bond Fund          8.60%

J.P. Morgan GVIT Balanced Fund                2.33%

MAS GVIT Multi Sector Bond Fund               4.85%

Gartmore GVIT Government Bond Fund            5.15%

CODE  OF  ETHICS

     FEDERAL LAW REQUIRES THE TRUST, EACH OF ITS INVESTMENT ADVISERS, SUBADVISERS, PRINCIPAL UNDERWRITER AND DISTRIBUTOR TO ADOPT CODES OF ETHICS WHICH GOVERN THE PERSONAL SECURITIES TRANSACTIONS OF THEIR RESPECTIVE PERSONNEL. ACCORDINGLY, EACH SUCH ENTITY HAS ADOPTED A CODE OF ETHICS PURSUANT TO WHICH THEIR RESPECTIVE PERSONNEL MAY INVEST SECURITIES FOR THEIR PERSONAL ACCOUNTS
(INCLUDING  SECURITIES  THAT  MAY  BE  PURCHASED  OR  HELD  BY  THE  TRUST).

INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

     The Trust pays the compensation of the Trustees who are not employees of Gartmore Global Investments, Inc., or its affiliates, and all expenses (other than those assumed by the applicable adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration Agreement which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.

INVESTMENT ADVISERS

     GMF oversees the management of each of the Funds, other than the Gartmore GVIT Emerging Markets, Gartmore GVIT International Growth, Gartmore GVIT Global Leaders, Gartmore GVIT European Leaders, Gartmore GVIT Global Small Companies, Gartmore GVIT OTC, Gartmore GVIT Asia Pacific Leaders, Gartmore GVIT Global Financial Services and Gartmore GVIT Global Utilities Funds which are managed by GGAMT (GMF and GGAMT referred to collectively as, the "Advisers"), pursuant to Investment Advisory Agreements with the Trust (the "Investment Advisory Agreements"). Pursuant to their respective Investment Advisory Agreements, the Advisers either provide portfolio management for the Funds directly or hire and monitor subadvisers who are responsible for daily portfolio management. The Advisers pay the compensation of Mr. Gasper and Mr. Hondros. The officers of the Trust receive no compensation from the Trust. The Advisers also pay all expenses incurred by them in providing service under their respective Investment Advisory Agreements, other than the cost of investments and the Advisers pay, out of their respective profits, fees to broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares or for recordkeeping or other services.

     The Investment Advisory Agreements also provide that the Advisers shall not be liable for any act or omission in providing advisory services, or for any loss arising out of any investment, unless the Adviser has acted with willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Adviser's reckless disregard of its obligations and duties under the Agreements. After an initial period of not more than two years, the Investment Advisory Agreements must be approved each year by the Trust's board of trustees or by shareholders in order to continue. Each Investment Advisory Agreement terminates automatically if it is assigned and they may be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice. The Agreements further provide that the Advisers may render similar services to others.

          GMF, a Delaware business trust, is a wholly owned subsidiary of Gartmore Global Investments, 97% of the common stock of which is owned by Nationwide Financial Services, Inc. ("NFS"). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B common stock) to control NFS. Nationwide Corporation, is also a holding company in the Nationwide Insurance group of companies. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

     GGAMT, a Delaware business trust, is a wholly owned subsidiary of Nationwide Global Holdings, Inc. ("NGH"), a holding company. Nationwide Corporation owns 100% of the common stock of NGH and as such may control NGH. As stated previously, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company together own all of the common stock of Nationwide Corporation.

     Subject to the supervision of the Advisers and the Trustees, each subadviser manages a Fund's assets in accordance with such Fund's investment objective and policies. Each subadviser shall make investment decisions for such Fund, and in connection with such investment decisions, shall place purchase and sell orders for securities.

     Each subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

     Prior to September 1, 1999, Nationwide Securities Inc. (formerly Nationwide Advisory Services, Inc.) ("NSI") served as the investment adviser to those Funds that were in existence at that time and paid fees to the subadvisers pursuant to such Funds' Subadvisory Agreements. Effective September 1, 1999, the investment advisory services previously performed for those Funds (effective September 27, 1999 for the Dreyfus GVIT Mid Cap Index Fund) by NSI were transferred to GMF, an affiliate of NSI. GMF assumed all rights and responsibilities performed by NSI, including the supervision and monitoring of each such Funds' subadviser(s), and the Fund's subadvisers continued to manage the relevant Funds after the transfer to GMF. After the transfer, there were no changes in the fees charged for investment advisory services to each of the Funds except for a decrease in fees for the Dreyfus GVIT Mid Cap Index Fund.

     The following is a summary of the investment advisory fees paid and the subadvisory arrangements for each Fund.

GARTMORE GVIT TOTAL RETURN FUND, GARTMORE GVIT GROWTH FUND, GARTMORE GVIT GOVERNMENT BOND FUND, MONEY MARKET FUND AND MONEY MARKET FUND II

     The following are the advisory fees for the Gartmore GVIT Total Return, Gartmore GVIT Growth, Gartmore GVIT Government Bond, Gartmore GVIT Money Market Fund, and Gartmore GVIT Money Market Fund II, expressed as an annual percentage of average daily net assets:

FUND                                                  ADVISORY FEES
-----------------------------------  ------------------------------------------------
Gartmore GVIT Total Return Fund and  0.60% on assets up to $1 billion
Gartmore GVIT Growth Fund            0.575% on assets of $1 billion and more but less
                                       than $2 billion
                                     0.55% on assets of $2 billion and more but less
                                       than $5 billion
                                     0.50% for assets of $5 billion and more

Gartmore GVIT Government Bond Fund   0.50% on assets up to $1 billion
                                     0.475% on assets of $1 billion and more
                                       but less then $2 billion
                                     0.45% on assets of $2 billion and more
                                       but less then $5 billion
                                     0.40% for assets of $5 billion and more

Gartmore GVIT Money Market Fund      0.40% on assets up to $1 billion
                                     0.38% on assets of $1 billion and more
                                       but less than $2 billion
                                     0.36% on assets of $2 billion and more
                                       but less then $5 billion
                                     0.34% for assets of $5 billion and more
Gartmore GVIT Money Market Fund II   0.50% on assets up to $1 billion
                                     0.48% on assets of $1 billion and more
                                       but less than $2 billion
                                     0.46% on assets of $2 billion and more
                                       but less then $5 billion
                                     0.44% for assets of $5 billion and more

     During the fiscal years ended December 31, 2001, 2000 and 1999, NSI/GMF1 received the following fees for investment advisory services

                                           YEAR ENDED DECEMBER 31,
FUND                                   2001            2000         1999
----------------------------------  -----------     -----------  -----------
Gartmore GVIT Total Return Fund     $10,408,538     $12,055,797  $14,084,011
Gartmore GVIT Growth Fund,          $ 2,540,711     $ 4,785,143  $ 6,579,545
Gartmore GVIT Government Bond Fund  $ 5,454,842     $ 3,275,649  $ 3,867,960
Gartmore GVIT Money Market Fund     $10,040,104     $ 6,486,295  $ 6,844,464
Gartmore GVIT Money Market Fund II  $    35,770(2)           --           --

---------------
1. Prior to September 1, 1999, all investment advisory fees were paid to NAS. After September 1, 1999, these fees were paid to GMF.
2.   The  Fund  commenced  operations  October  1,  2001.

     Until January 14, 2002, GMF agreed to waive advisory fees and, if necessary, to reimburse expenses in order to limit total annual Fund operating expenses to the following:

      0.78% on the Class I shares of the Gartmore GVIT Total Return Fund; 1.03% of the Class II shares on the Gartmore GVIT Total Return Fund;
          0.80% on the Class I shares of the Gartmore GVIT Growth Fund;
   0.66% on the Class I shares of the Gartmore GVIT Government Bond Fund; and
              0.55% on the Class I shares of the Money Market Fund.

     During the fiscal years ended December 31, 2001, 2000 and 19991 the Funds received total reimbursements as follows:

                                          YEAR ENDED DECEMBER 31,
FUND                                   2001           2000     1999
----------------------------------  ----------     ----------  ----
Gartmore GVIT Total Return Fund     $  754,192     $  706,978    --
Gartmore GVIT Growth Fund           $  213,289     $  293,537    --
Gartmore GVIT Government Bond Fund  $  799,745     $  498,191    --
Gartmore GVIT Money Market Fund     $1,671,437     $1,126,343    --
Gartmore GVIT Money Market Fund II  $   10,702(2)          --    --

---------------
1. These Funds did not pay fee waivers for the year ended December 31, 1999 because operating expenses were below the minimum expense limitation level or there were no expenses limitations in place.
2.   The  Fund  commenced  operations  October  1,  2001.

     In the interest of limiting expenses for the Gartmore GVIT Money Market Fund II, GMF has contractually agreed to waive advisory fees, and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses for the Gartmore GVIT Money Market Fund II to 1.30%. This waiver is effective until at least May 1, 2002.

GARTMORE GVIT MILLENNIUM GROWTH FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets:

                     1.03% on assets up to $250 million
                     1.00% on assets of $250 million and more
                        but less than $1 billion
                     0.97% on assets of $1 billion and more
                        but less than $2 billion
                     0.94% on assets of $2 billion and more
                        but less than $5 billion
                     0.91% for assets of $5 billion and more

     GMF has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 1.40% on Class I shares and 1.65% on Class II shares. This Fund commenced operations on June 30, 2000. Advisory fees paid for the period ended December 31, 2001 were $25,473, with total reimbursements in the amount of $88,283.
Advisory fees paid for the period ended December 31, 2000 were $0, net of waivers in the amount of $25,199.

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

          Under the terms of its Investment Advisory Agreement, the Gartmore GVIT Global Technology and Communications Fund pays to GMF a fee at an annual rate of 0.98% of the Fund's average daily net assets. GMF has agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 1.35% on Class I and Class II shares and 1.60% on Class II shares. This Fund commenced operations on June 30, 2000. Advisory fees paid for the period ended December 31, 2001 were $131,329, with total reimbursements in the amount of $89,862. Advisory fees paid for the period ended December 31, 2000 were $0, net of waivers in the amount of $44,727.

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

          For the services it provides to the Gartmore GVIT Global Health Sciences Fund, GMF receives an annual fee of 1.00% of the Fund's average daily net assets. GMF has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 1.35% on Class I and Class III shares and 1.60% on Class II shares, until April 30, 2003. This Fund commenced operations on December 29, 2000. Advisory fees paid under the agreement for the fiscal year ended December 31, 2001 were $19,354, with total reimbursements in the amount of $95,729. Advisory fees paid under the agreement for the fiscal year ended December 31, 2000 were $0, net of waivers in the amount of $107.

GVIT INVESTOR DESTINATIONS FUNDS

     Under the terms of the Investment Advisory Agreement, GMF receives an annual fee of 0.13% of each of the GVIT Investor Destinations Funds average daily net assets. GMF has agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 0.61% for each of the GVIT Investor Destinations Funds, until April 30, 2002. Advisory fees paid under the agreement for the fiscal year ended December 31, 2001 were as follows:

                                                       Advisory
                                                         Fees          Total
Fund                                                     Paid     Reimbursements
----                                                   ---------  ---------------

Gartmore GVIT Investor Destinations Aggressive Fund    $      36  $         6,646
Gartmore GVIT Investor Destinations Moderately
Aggressive Fund                                        $      36  $         6,646
Gartmore GVIT Investor Destinations Moderate Fund      $      36  $         6,646
Gartmore GVIT Investor Destinations Moderately
Conservative Fund                                      $      36  $         6,646
Gartmore GVIT Investor Destinations Conservative Fund  $      36  $         6,646
                                                       ---------  ---------------

Total $180 $33,230

COMSTOCK GVIT VALUE FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets:

                    0.80% on assets up to $50 million
                    0.65% on assets of $50 million and more
                       but less than $250 million
                    0.60% on assets of $250 million and more
                       but less than $500 million
                    0.55% for assets of $500 million and more

     Prior to May 1, 2001, advisory fees were paid under a different fee schedule.

     GMF had previously agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 0.95% on Class I shares. This waiver was discontinued as of January 14, 2002. For the fiscal year ended December 31, 1999, NSI/GMF was paid $139,401 net of waivers in the amount of $28,960. For the fiscal year ended December 31, 2000, GMF was paid $284,811, net of waivers in the amount of $70,388. For the fiscal year ended December 31, 2001, GMF was paid $434,663, with total reimbursements in the amount of $78,158.

FEDERATED  GVIT  HIGH  INCOME  BOND  FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets:

                    0.80% on assets up to $50 million
                    0.65% on assets of $50 million and more
                       but less than $250 million
                    0.60% on assets of $250 million and more
                       but less than $500 million
                    0.55% for assets of $500 million and more

     Prior to May 1, 2001, advisory fees were paid under a different fee schedule.

     GMF had previously agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 0.95% on Class I shares. This waiver was discontinued as of January 14, 2002. For the fiscal year ended December 31, 1999, NSI/GMF was paid $313,448, net of waivers in the amount of $104,310. For the fiscal year ended December 31, 2000, GMF was paid $442,436, net of waivers in the amount of $115,002. For the fiscal year ended December 31, 2001, GMF was paid $737,807, with total reimbursements in the amount of $84,812.

GARTMORE GVIT WORLDWIDE LEADERS FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets:

                    1.00% on assets up to $50 million
                    0.95% for assets of $50 million and more

     Prior to May 1, 2001, advisory fees were paid under a different fee schedule.

     GMF had previously agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 1.20% on Class I shares. This waiver was discontinued as of January 14, 2002. For the fiscal year ended December 31, 1999, NSI/GMF was paid $239,904, net of waivers in the amount of $126,090. For the fiscal year ended December 31, 2000, GMF was paid $586,716, net of waivers in the amount of $165,649. For the fiscal year ended December 31, 2001, GMF was paid $733,766 with total reimbursements of $70,056.

DREYFUS  GVIT  MID  CAP  INDEX  FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets:

                    0.50% on assets up to $250 million
                    0.49% on assets of $250 million and more
                       but less than $500 million
                    0.48% on assets of $500 million and more
                       but less than $750 million
                    0.47% on assets of $750 million and more
                       but less than $1 billion
                    0.45% for assets of $1 billion and more

     Prior to May 1, 2001, advisory fees were paid under a different fee schedule.

     GMF had previously agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 0.65% on Class I shares. This waiver was discontinued as of January 14, 2002. For the fiscal year ended December 31, 1999, NSI/GMF was paid $23,009, net of waivers of $100,860 under the combined fee schedules (as explained further below). For the fiscal year ended December 31, 2000, GMF was paid $163,748, net of waivers in the amount of $157,855. For the fiscal year ended December 31, 2001, GMF was paid $961,813 with total reimbursements of $249,729.

J.P. MORGAN GVIT BALANCED FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets:

                    0.75% on assets up to $100 million
                    0.70% for assets of $100 million and more

     Prior to May 1, 2001, advisory fees were paid under a different fee schedule.

     GMF had previously agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 0.90% on Class I shares. This waiver was discontinued as of January 14, 2002. For the fiscal year ended December 31, 1999, NSI/GMF was paid $411,834, net of waivers in the amount of $61,802. For the fiscal year ended December 31, 2000, GMF was paid $542,881, net of waivers in the amount of $159,539. For the fiscal year ended December 31, 2001, GMF was paid $975,563 with total reimbursements of $165,741.

MAS GVIT MULTI SECTOR BOND FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets:

                    0.75% on assets up to $200 million
                    0.70% for assets of $200 million and more

     Prior to May 1, 2001, advisory fees were paid under a different fee schedule.

     GMF had previously agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 0.90% on Class I shares. This waiver was discontinued as of January 14, 2002. For the fiscal year ended December 31, 1999, NSI/GMF was paid $331,711, net of waivers in the amount of $64,933. For the fiscal year ended December 31, 2000, GMF was paid $547,986, net of waivers in the amount of $179,017. For the fiscal year ended December 31, 2001, GMF was paid $1,179,519 with total reimbursements of $216,127.

GVIT SMALL CAP VALUE FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets:

                    0.90% on assets up to $200 million
                    0.85% for assets of $200 million and more

     Prior to May 1, 2001, advisory fees were paid under a different fee schedule.

     GMF had previously agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 1.05% on Class I shares. This waiver was discontinued as of January 14, 2002. For the fiscal year ended December 31, 1999, NSI/GMF was paid $647,442, net of waivers in the amount of $215,567. For the fiscal year ended December 31, 2000, GMF was paid $1,514,031, net of waivers in the amount of $303,376. For the fiscal year ended December 31, 2001, GMF was paid $4,373,935, with total reimbursements of $498,130.

Beginning February 5, 2001, GMF began managing a portion of the Fund's portfolio itself. In addition, GMF has selected The Dreyfus Corporation as a subadviser to manage the remaining portion of the Fund's portfolio.

GVIT SMALL CAP GROWTH FUND

     Under the terms of its Investment Advisory Agreement, the Fund pays GMF a fee at the annual rate of 1.10% of the Fund's average daily net assets. The Fund commenced operations on or around May 1, 1999. GMF had previously agreed to waive advisory fees and, if necessary, to reimburse expenses in order to limit total annual Fund operating expenses to 1.30% on Class I shares and 1.55% on Class II shares. This waiver was discontinued as of January 14, 2002. As stated previously, NSI acted as the Fund's investment adviser prior to September 1, 1999. For the period May 1, 1999 (commencement of operations) through December

31, 1999, NSI/GMF waived all advisory fees in the amount of $47,647. For the fiscal year ended December 31, 2000, GMF was paid $488,609, net of waivers in the amount of $181,698. For the fiscal year ended December 31, 2001, GMF was paid $1,174,969, with total reimbursements in the amount of $135,474.

NATIONWIDE GVIT STRATEGIC VALUE FUND AND STRONG GVIT MID CAP GROWTH FUND

     Under the terms of the Investment Advisory Agreement, the Strategic Value Fund pays to GMF a fee at the annual rate of 0.90% of that Fund's average daily net assets. GMF receives an annual fee expressed as an annual percentage of the Strong GVIT Mid Cap Growth Fund's average daily net assets:

                       0.90% on assets up to $200 million
                    0.85% for assets of $200 million and more

     Prior to May 1, 2001, advisory fees for the Strong GVIT Mid Cap Growth Fund were paid under a different fee schedule.

     GMF had previously agreed to waive advisory fees for each Fund and, if necessary, reimburse expenses in order to limit each Fund's respective total annual Fund operating expenses to 1.00% on Class I shares; however, this waiver is voluntary and as of January 14, 2002 was discontinued for the Strong GVIT Mid Cap Growth Fund. It may be discontinued for the Nationwide GVIT Strategic Value Fund upon prior written notice to shareholders. For the fiscal year ended December 31, 1999, NSI/GMF was paid $106,922 for the Nationwide GVIT Strategic Value Fund, net of waivers in the amount of $211,042, and $34,683 for the Strong GVIT Mid Cap Growth Fund, net of waivers in the amount of $72,875. For the fiscal year ended December 31, 2000, GMF was paid $146,678 for the Nationwide GVIT Strategic Value Fund, net of waivers in the amount of $58,778, and $1,551,732 for the Strong GVIT Mid Cap Growth Fund, net of waivers in the amount of $353,987. For the fiscal year ended December 31, 2001, GMF was paid $219,175 for the Nationwide GVIT Strategic Value Fund, with total reimbursements in the amount of $59,364, and $1,744,588 for the Strong GVIT Mid Cap Growth Fund, with total reimbursements in the amount of $352,429.

GVIT SMALL COMPANY FUND

     On September 1, 1999, at the time of the transfer of investment advisory services from NSI to GMF, the management fee payable by the Fund was split between investment advisory and fund administration agreements. Effective May 1, 2001, the investment advisory fee for the Fund is 0.93% of the Fund's average daily net assets. For the fiscal year ended December 31, 1999, NSI/GMF received advisory fees of $3,805,726 under the combined fee schedule. For the fiscal year ended December 31, 2000, GMF received advisory fees of $6,677,080. During the fiscal year ended December 31, 2001, GMF received advisory fees in the amount of $6,856,394.

     GMF had previously agreed to waive advisory fees and, if necessary, to reimburse expenses in order to limit total annual Fund operating expenses to 1.25% on Class I shares and 1.50% on Class II shares. These waivers were discontinued as of January 14, 2002.

     GMF has selected five subadvisers, each of whom will each manage part of the Fund's portfolio. In addition, GMF manages a portion of the Fund's portfolio itself.

TURNER GVIT GROWTH FOCUS FUND

     As described in the Prospectus, the Turner GVIT Growth Focus Fund is subject to base investment advisory fees that may be adjusted if the Fund out- or under-performs a stated benchmark over a 36-month period. Set forth below is information about the advisory fee arrangements between GMF and the Fund:


FUND          BENCHMARK    REQUIRED EXCESS      BASE ADVISORY      HIGHEST POSSIBLE    LOWEST POSSIBLE
                             PERFORMANCE             FEE            ADVISORY FEE AT    ADVISORY FEE AT
                                                                   EACH BREAK POINT   EACH BREAK POINT
Turner GVIT  Russell 1000  12.0%             0.90% for assets            1.12%              0.68%
Growth       Growth Index                    up to $500 million,
Focus
Fund
                                             0.80% for assets            0.98%              0.62%
                                             of $500 million
                                             and more but less
                                             than $2 billion,

                                             0.75% for assets of         0.91%              0.59%
                                             $ 2 billion and more

     The performance adjustment works as follows: If the Turner GVIT Growth Focus Fund outperforms the Russell 1000 Growth Index by more than 12.0% over a 36 month period, the advisory fees will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a 36 month period, the advisory fees would go down to 0.68% for assets under $500 million. In the event that the Fund out-performs or underperforms its benchmark by less than 12% over a 36 month period, no adjustment will take place and GMF will receive the applicable base fee. These performance-based fees will only be charged once a Fund has been in operation for at least one year, will be implemented incrementally over the first three years of the Fund's operations and will comply with all applicable SEC rules.

     GMF has contractually agreed to waived advisory fees, and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 1.35% on Class I and Class III shares and 1.60% on Class II shares.

GARTMORE GVIT U.S. GROWTH LEADERS FUND

     As described in the prospectus, the Gartmore GVIT U.S. Growth Leaders Fund is subject to base investment advisory fees that may be adjusted if the Fund out- or under-performs its stated benchmark over a 36-month period. Set forth below is information about the advisory fee arrangement between GMF and the
Fund:


FUND              BENCHMARK    REQUIRED EXCESS      BASE ADVISORY      HIGHEST POSSIBLE    LOWEST POSSIBLE
                                 PERFORMANCE             FEE            ADVISORY FEE AT    ADVISORY FEE AT
                                                                       EACH BREAK POINT   EACH BREAK POINT
Gartmore        S&P 500 Index   12.0%            0.90% for assets             1.12%              0.68%
GVIT U.S.                                        up to $500 million,
Growth Leaders
Fund
                                                 0.80% for assets             0.98%              0.62%
                                                 of $500 million
                                                 and more but less
                                                 than $2 billion,

                                                 0.75% for assets of          0.91%              0.59%
                                                 $ 2 billion and more

     The performance adjustment for the Fund works as follows: if the Fund outperforms the S&P 500 Index by more than 12.0% over a 36 month period, the advisory fees will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a 36 month period, the advisory fees would go down to 0.68% for assets under $500 million. In the event that the Fund out-performs or underperforms its benchmark by less than 12% over a 36 month period, no adjustment will take place and GMF will receive the applicable base fee. These performance-based fees will only be charged once the Fund has been in operation for at least one year, will be implemented incrementally over the first three years of the Fund's operations and will comply with all applicable SEC rules.

     GMF has contractually agreed to waive advisory fees, and, if necessary, reimburse expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) in order to limit total annual Fund operating expenses to 1.25% on Class I and Class III shares and 1.50% on Class II shares for the Fund through April 30, 2003.

     From December 18, 2001 (commencement of operations) through December 31, 2001, GMF was paid $1,032, with total reimbursements in the amount of $7,223.

GARTMORE GVIT NATIONWIDE LEADERS FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets:

                    0.90% on assets up to $500 million
                    0.80% on assets of $500 million and more
                       but less than $2 billion
                    0.75% for assets of $2 billion and more

     GMF has contractually agreed to waive advisory fees and, if necessary, reimburse expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) in order to limit total annual Fund operating expenses to 1.10% for each Class. From December 18, 2001 (commencement of operations) through December 31, 2001, GMF was paid $346, with total reimbursements in the amount of $7,433.

     GARTMORE GVIT EMERGING MARKETS FUND, GARTMORE GVIT INTERNATIONAL GROWTH FUND, GARTMORE GVIT GLOBAL LEADERS FUND, GARTMORE GVIT EUROPEAN LEADERS FUND, GARTMORE GVIT GLOBAL SMALL COMPANIES FUND, GARTMORE GVIT OTC FUND, GARTMORE GVIT ASIA PACIFIC LEADERS FUND, GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND AND GARTMORE GVIT GLOBAL UTILITIES FUND

     For the services it provides under its Investment Advisory Agreement with the Trust, GGAMT receives an annual fee paid monthly based on average daily net assets of each Fund according to the following schedule:

FUND                                          ASSETS  INVESTMENT ADVISORY FEE
--------------------------------------------  ------  ------------------------

Gartmore GVIT Emerging Markets Fund and       All             1.15%
Gartmore GVIT Global Small Companies Fund

Gartmore GVIT International Growth Fund,      All             1.00%
Gartmore GVIT Global Leaders Fund,
Gartmore GVIT European Leaders Fund,
Gartmore GVIT OTC Fund,
Gartmore GVIT Asia Pacific Leaders Fund and
Gartmore GVIT Global Financial Services Fund

Gartmore GVIT Global Utilities Fund           All             0.80%

     In the interest of limiting expenses, GGAMT has contractually agreed to waive advisory fees, and, if necessary, reimburse expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) in order to limit total annual Fund operating expenses for the Funds it manages. This waiver is effective through at least May 1, 2002, except for the Gartmore GVIT European Leaders, Asia Pacific Leaders, Global Financial Services and Global Utilities Funds for which it is effective through April 30, 2003. These waivers and reimbursements are as follows:

     Gartmore  GVIT  Emerging  Markets  Fund:
      1.75% for Class I and Class III shares and 2.00% for Class II shares

     Gartmore  GVIT  International  Growth  Fund:
      1.60% for Class I and Class III shares and 1.85% for Class II shares

     Gartmore  GVIT  Global  Leaders  Fund:
      1.55% for Class I shares

     Gartmore  GVIT  European  Leaders  Fund:
      1.45  % for Class I and Class III shares and 1.70% for Class II shares

     Gartmore  GVIT  Global  Small  Companies  Fund:
      1.75% for Class I shares

     Gartmore  GVIT  OTC  Fund:
      1.60% for Class I shares

     Gartmore  GVIT  Asia  Pacific  Leaders  Fund
      1.45 % for Class I and Class III shares and 1.70% for Class II shares

     Gartmore  GVIT  Global  Financial  Services  Fund
      1.35 % for Class I and Class III shares and 1.60% for Class II shares

     Gartmore  GVIT  Global  Utilities  Fund
      1.15 % for Class I and Class III shares and 1.40% for Class II shares



     For the period August 30, 2000 (commencement of operations) through December 31, 2000, GGAMT was paid $0, net of waivers in the amount of $37,568 for the Gartmore GVIT Emerging Markets Fund and $0, net of waivers in the amount of $32,038 for the Gartmore GVIT International Growth Fund. During the fiscal year ended December 31, 2001, GGAMT was paid $100,063, with total reimbursements in the amount of $60,069 for the Gartmore GVIT Emerging Markets Fund and $89,283, with total reimbursements in the amount of $99,027 for the Gartmore GVIT International Growth Fund.

     For the period December 18, 2001 (commencement of operations) through December 31, 2001, GGAMT was paid $1,152, with total reimbursements in the amount of $8,320 for the Gartmore GVIT Global Financial Services Fund and $912, with total reimbursements in the amount of $8,323 for the Gartmore GVIT Global Utilities Fund.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

     In determining whether it was appropriate to approve the Investment Advisory Agreements between each Adviser and the Trust, on behalf of each Fund, the Board received extensive information, provided by the Advisers, that the Board believed to be reasonably necessary to conduct its review. The Board carefully evaluated this information, and was advised with respect to its deliberations by legal counsel to the Trust, and the trustees who are not interested persons were also advised by their own independent legal counsel. The Trustees decided to approve the Investment Advisory Agreements on the basis of the following considerations, among others:

     - The investment advisory fee payable to each Adviser under the Investment Advisory Agreement, the anticipated costs to the Adviser of providing these services, the profitability of each Adviser's relationship with the Funds that it advises, and the comparability of the fee to fees paid by other similar investment companies.

     - The nature, quality and extent of the investment advisory services expected to be provided by the Adviser to each of the Funds it advises and such Funds' historic performance and the comparability of such Funds' performance to the performance of similar investment companies.

     - The overall quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisers.

     - Any ancillary benefits to the Advisers, including soft dollars received by such Advisers.

     In light of the above considerations and such other factors and information it considered relevant, the Board unanimously determined that the Investment Advisory Agreements should be continued for each of the Funds and that the compensation payable under such Investment Advisory Agreements is fair and reasonable with respect to each such Fund.

     With respect to the addition of new Funds to the Investment Advisory Agreements, the Board has considered similar information, omitting, however, unavailable Fund profitability information and historic Fund performance information.

SUBADVISERS

The Subadvisers for certain of the Funds advised by the Advisers are as follows:

FUND                                                         SUBADVISER(S)
-----------------------------------------  --------------------------------------------------
Comstock GVIT Value Fund                   Van Kampen Asset Management Inc.
                                           ("VKAM")

Federated GVIT High Income Bond Fund       Federated Investment Counseling
                                           ("Federated")

Gartmore GVIT Worldwide Leaders Fund       Gartmore Global Partners
                                           ("GGP")

Dreyfus GVIT Mid Cap Index Fund            The Dreyfus Corporation
                                           ("Dreyfus")

J. P. Morgan GVIT Balanced Fund            J.P. Morgan Investment
                                           Management Inc. ("J.P.
                                           Morgan")

MAS GVIT Multi Sector Bond Fund            Morgan Stanley Investments LP
                                           ("MSI")

GVIT Small Cap Value Fund                  The Dreyfus Corporation

GVIT Small Cap Growth Fund                 Waddell & Reed Investment
                                           Management
                                           Company ("WRIMCO") and
                                           Neuberger
                                           Berman, LLC ("Neuberger
                                           Berman")

Nationwide Strategic Value Fund            Strong Capital Management, Inc.
                                           ("Strong")
Strong GVIT Mid Cap Growth Fund            Strong


                                       83

FUND                                                         SUBADVISER(S)
-----------------------------------------  --------------------------------------------------

GVIT Small Company Fund                    Dreyfus, Neuberger Berman, Strong, WRIMCO(1) and GGP(2)

Turner GVIT Growth Focus Fund              Turner Investment Partners, Inc.
                                           ("Turner")

Gartmore GVIT Emerging Markets Fund,       GGP
Gartmore GVIT International Growth Fund,
Gartmore GVIT Global Leaders Fund,
Gartmore GVIT European Leaders Fund,
Gartmore GVIT Global Small Companies
Fund,
Gartmore GVIT OTC Fund,
Gartmore GVIT Asia Pacific Leaders
Fund,
Gartmore Global
Financial Services Fund and Gartmore GVIT
Global
 Utilities Fund

     VKAM, a wholly-owned subsidiary of Van Kampen Investments Inc. (Van Kampen), is a diversified asset management company that administers more than three million retail investors accounts, has extensive capabilities for managing institutional portfolios and had more than $416_billion under management or supervision, as of March 31, 2002. Van Kampen is an indirect, wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

     Federated, a Delaware business trust organized on April 11, 1989, is registered as an investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. As of December 31, 2001, Federated had assets under management of approximately $180 billion.

     GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of December 31, 2001 managed approximately $1.1 billion in assets. GGP is located at 1200 River Road, Conshohocken, PA 19428.

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"), a global financial services company. As of December 31, 2001, Dreyfus managed or administered approximately over $185 billion in assets for approximately 1.6 million investor accounts nationwide. Mellon is a publicly owned financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Through its subsidiaries, including Dreyfus, Mellon managed more than $540

---------------
1    WRIMCO  began  service  as  a  subadvisor  to  the Fund on January 5, 2001.
2    GP  began  service  as  a  subadvisor  to  the  Fund  on  August  15, 2001.

billion in assets as of December 31, 2001. As of December 31, 2001, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for more than $3 trillion in assets.

     J.P. Morgan, a wholly owned subsidiary of J.P. Morgan Chase & Co. Incorporated ("J.P. Morgan Chase") and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the 1940 Act. J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through J.P. Morgan and its other subsidiaries, offers a wide range of banking and investment and investment management services to governmental, institutional, corporate and individual clients.

     MSI is wholly owned by subsidiaries of Morgan Stanley Dean Witter & Co. and is a division of Morgan Stanley Dean Witter Investment Management ("MSDW Investment Management"). MSI provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2001, MSDW Investment Management, together with its affiliated asset management companies, managed in excess of $416 billion in assets.

          WRIMCO acts as investment manager to numerous investment companies and accounts. As of December 31, 2001, WRIMCO managed over $31 billion in assets.

     Neuberger Berman and its predecessor firms and affiliates have specialized in the management of no-load mutual funds since 1950. Neuberger Berman and its affiliates manage securities accounts that had approximately $59 billion of assets as of December 31, 2001. Neuberger Berman is a member of the NYSE and other principal exchanges and acts as a broker in the purchase and sale of their securities for that portion of the Fund's portfolio managed by Neuberger Berman.

     Strong began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts. Strong also acts as investment advisor for each of the mutual funds within the Strong Family of Funds. As of December 31, 2001, Strong had approximately $46 billion under management. Strong's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong is the controlling shareholder of Strong.

     Turner was founded in 1990 and is located at 1235 Westlakes Drive, Berwyn, Pennsylvania 19312. It is a registered investment adviser under the Investment Advisers Act of 1940. Turner serves as investment adviser to other investment companies, as well as separate investment portfolios. As of December 31, 2001, Turner had approximately 9.2 billion in assets under management.

     Subject to the supervision of the Adviser (GMF or GGAMT, as applicable) and the Trustees, each of the Subadvisers manages the assets of the Funds as listed above in accordance with the Fund's investment objectives and policies. Each Subadviser makes investment decisions for the Fund and in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services they provide to the Funds, the Subadvisers receive annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the funds, in the following amounts:

FUND                                                       ASSETS                 FEE
--------------------------------------------  --------------------------------  --------

Comstock GVIT Value Fund                      up to $50 million                   0.35%
                                              50 million up to $250 million       0.30%
                                              250 million up to $500 million      0.25%
                                              500 million and more                0.20%

Federated GVIT High Income Bond Fund          up to $50 million                   0.40%
                                              50 million up to $250 million,      0.25%
                                              250 million up to $500 million,     0.20%
                                              0.15% $500 million and more.        0.15%

Gartmore GVIT Worldwide Leaders Fund          up to $50 million                   0.60%
                                              $ 50 million and more               0.55%

Dreyfus GVIT Mid Cap Index Fund               up to $250 million,                 0.10%
                                              250 million up to $500 million,     0.09%
                                              500 million up to $750 million,     0.08%
                                              750 million up to $1 billion,       0.07%
                                              $ 1 billion and more.               0.05%

J. P. Morgan GVIT Balanced Fund               up to $100 million                  0.35%
                                              100 million and more                0.30%

MAS GVIT Multi Sector Bond Fund               up to $200 million                  0.30%
                                              200 million and more                0.25%

GVIT Small Cap Value Fund                     up to $200 million                  0.50%
                                              200 million and more                0.45%

GVIT Small Cap Growth Fund                    All assets                          0.60%(1)

Nationwide Strategic Value Fund               up to $500 million                  0.50%
                                              500 million and more                0.45%

Strong GVIT Mid cap Growth Fund               up to $500 million                  0.50%
                                              500 million and more                0.45%

GVIT Small Company Fund                       All assets                          0.60%(1)
Turner GVIT Growth Focus Fund(2)              up to $500 million                  0.55%
                                              500 million up to $2 billion        0.45%

---------------
1    The subadvisory fee at each breakpoint is a base subadvisory fee and actual fees may be higher or lower depending on the Fund's performance relative to its  benchmark,  the Russell 1000 Growth Index. If the Fund outperforms its benchmark  by  a  set  amount,  the Fund will pay lower fees. For a further description  of  the  fee,  see  below.


                                       86

FUND                                                       ASSETS                 FEE
--------------------------------------------  --------------------------------  --------
                                              $ 2 billion and more                0.40%
Gartmore GVIT Emerging Markets Fund
Gartmore GVIT Global Small Companies Fund     All assets                          0.575%

Gartmore GVIT International Growth,           All assets                          0.50%
Gartmore GVIT Global Leaders Fund,
Gartmore GVIT European Leaders Fund,
Gartmore GVIT OTC Fund,
Gartmore GVIT Asia Pacific Leaders Fund and
Gartmore GVIT Global Utilities Fund

Gartmore GVIT Global Financial Services
Fund                                          All assets                          0.40%

---------------
2 The subadvisory fee at each breakpoint is a base subadvisory fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay lower fees. For a further description of the fee, see below.

     The following table sets forth the amount NSI/GMF(1) or GGAMT paid to the Subadvisers for the fiscal years ended December 31, 2001, 2000, 1999:

                                                             Year ended December 31,
Fund                                              2001                2000                    1999
--------------------------------------------  -------------    ------------------       ------------------
Comstock GVIT Value Fund                      $    212,251(2)  $       174,893(2)       $          84,180(2)

Federated GVIT High Income Bond Fund          $    322,188     $       249,200          $         202,180

Gartmore GVIT Worldwide Leaders Fund          $    432,927(3)  $       438,800(3)       $         219,596(3)

Dreyfus GVIT Mid Cap Index Fund               $    192,350     $        64,320          $          67,410(4)

J. P. Morgan GVIT Balanced Fund               $    445,322     $       326,613(5)       $         219,095(6)
MAS GVIT Multi Sector Bond Fund               $    471,808     $       303,984(5)       $         181,855(6)

GVIT Small Cap Value Fund                     $  2,282,791     $       999,500          $         479,449

---------------
1    Prior  to September 1, 1999, NAS was responsible for paying all subadvisory fees.  After  September  1,  1999,  GMF  assumed  that  responsibility.
2    Prior  to  May  1, 2002, Federated was subadviser to the Fund. As a result, these  fees  were  paid  to  Federated.
3    Prior  to  January  2,  2002,  J.P.  Morgan was the Fund's subadviser. As a result,  these  fees  were  paid  to  J.P.  Morgan.
4    Prior to September 27, 1999, First Pacific Advisors, Inc., Pilgrim Baxter &
     Associates,  Ltd  and  Rice,  Hall,  Jones  & Associates (collectively, the
     "former subadvisers") were the subadvisers for the Fund and were paid under a  different  fee schedule. As a result, these fees include amounts paid to the  former  subadvisers  under  the  different  fee  schedule.
5    Prior  to  May 1, 2000, Salomon Brothers Asset Management Inc. ("SBAM") was
     the  Fund's  subadviser.  As  a  result, these fees include amounts paid to
     SBAM.
6    Prior  to May 1, 2000, SBAM was the Fund's subadviser.  As a result, these fees  were  paid  to  SBAM.


                                       87

                                                           Year ended December 31,
Fund                                              2001                 2000                    1999
--------------------------------------------  -------------     ------------------      ------------------
GVIT Small Cap Growth Fund                    $    663,062(7)   $       365,621(7)      $        25,989(7)

Nationwide Strategic Value Fund               $    121,764(8)   $       114,142(8)      $        78,669(8)

Strong GVIT Mid Cap Growth Fund               $    969,215(8)   $     1,058,731(8)      $       157,732(8)

GVIT Small Company Fund                       $  4,257,790(9)   $     4,307,794(9),(10) $     2,336,764(9),(10)

Turner GVIT Growth Focus Fund                 $     89,938(11)  $             0(12),(13)            N/A(13)

Gartmore GVIT Emerging Markets Fund           $     50,032(14)  $             0                     N/A

Gartmore GVIT International Growth Fund       $     44,642(14)  $             0                     N/A

Gartmore GVIT Global Financial Services Fund  $        576(15)              N/A                     N/A

Gartmore GVIT Global Utilities Fund           $        456(15)              N/A                     N/A

The  remaining  Funds  had  not  commenced  operations  as of December 31, 2001.

---------------
7 Prior to May 1, 2002, MSI acted as a subadviser to the Fund. As a result, these fees include amounts paid to MSI. Prior to October 1, 2000, Franklin Advisers, Inc. acted as a subadviser for the Fund. However, Franklin received no advisory fees.
8 Prior to March 12, 2001, Strong had previously subcontracted with Schaefer Capital Management, Inc. ("Schaefer") to act as the subadviser to the Fund. Effective March 12, 2001, Strong assumed Schaefer Capital's subadviser duties. For the years ended December 31, 1999, 2000, 2001 (until March 12,
     2001), Strong paid Schaefer subadvisory fees out of the amount it received. 9 From October 1, 1998 until August 14, 2001, Lazard Asset Management
     ("Lazard") served as a subadviser to the Fund. As a result, these fees include amounts paid to Lazard.
10 Prior to May 1, 2000, Credit Suisse Asset Management, LLC ("Credit Suisse") served as a subadviser to the Fund. As a result, these fees include amounts paid to Credit Suisse.
11   With  total  reimbursements  in  the  amount  of  $67,618.
12   Net  of  waivers  in  the  amount  of  $16,503.
13   The  Fund  commenced  operations  on  June  30,  2000.
14   The  Fund  commenced  operations  on  August  30,  2000.
15   The  Fund  commenced  operations  on  December  18,  2001.

SUBADVISER  PERFORMANCE  FEE  -  TURNER  GVIT  GROWTH  FOCUS  FUND

     For the subadvisory services it provides to the Fund, Turner receives a base subadvisory fee that may be adjusted if a Fund out- or under-performs a stated benchmark. Set forth below is information about the subadvisory fee arrangements of the Fund between Turner and GMF:

FUND     BENCHMARK    REQUIRED EXCESS      BASE ADVISORY      HIGHEST POSSIBLE    LOWEST POSSIBLE
------  ------------    PERFORMANCE             FEE            ADVISORY FEE AT    ADVISORY FEE AT
                      ----------------  --------------------  EACH BREAK POINT   EACH BREAK POINT
                                                              -----------------  -----------------
Turner  Russell 1000       12.0%        0.55% for assets             0.77%              0.33%
GVIT    Growth Index                    up to $500 million,
Growth
Focus
Fund
                                        0.45% for assets             0.63%              0.27%
                                        of $500 million
                                        and more but less
                                        than $2 billion,

                                        0.40% for assets of          0.56%              0.24%
                                        $ 2 billion and more

     In the event that the Fund over-or-underperforms its benchmark by less than 12% over a 36 month period, no adjustment will take place and Turner will receive the applicable base fee. These performance-based fees will be paid from the investment advisory fees received by GMF and will be subject to the same conditions.

DISTRIBUTOR

     Nationwide Securities, Inc. ("NSI") currently serves as underwriter for each of the Funds of the Trust in the continuous distribution of their shares pursuant to a Underwriting Agreement dated as of May 1, 2001 (the "Underwriting Agreement"). It is anticipated that after May 1, 2002, Gartmore Distribution Services, Inc. ("GDSI") will become the Funds' distributor. Unless otherwise terminated, the Underwriting Agreement will continue in effect for the initial term and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NSI, located at 5475 Rings Road Atrium III, Suite 410, Dublin, OH 43017, is a wholly-owned subsidiary of Nationwide Life Insurance Company, located at One Nationwide Plaza, Columbus, OH 43215. GDSI, located at 1200 River Road, Conshohocken, PA 19428, is a wholly-owned subsidiary of Gartmore Global Investments, Inc.

     In its capacity as Distributor, GDSI or NSI solicits orders for the sale of shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. GDSI or NSI receives no compensation under the Underwriting Agreement with the Trust.

DISTRIBUTION PLAN

     The Trust, with respect to certain shares of certain Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits such Funds to compensate NSI/GDSI, as the Funds' distributor, for expenses associated with the distribution of such Funds' Class II shares or all of the shares in the case of the Gartmore GVIT Investor Destinations Funds and Gartmore GVIT Money Market Fund II. Although actual distribution expenses may be more or less, under the Plan such Funds, or the applicable class, as indicated below, pay their distributor an annual fee in an amount that will not exceed the following amounts:

     Gartmore GVIT Gartmore GVIT Total Return Fund    0.25% of the average daily
     Gartmore GVIT Millennium Growth Fund             net assets of Class II
     Gartmore  GVIT  Global  Technology               shares of each Fund,
        and Communications Fund                       all of which will be
     Gartmore  GVIT  Global  Technology               considered a distribution
                                                      fee.
     Gartmore GVIT Emerging Markets Fund
     Gartmore GVIT International Growth Fund
     Gartmore GVIT Global Health Sciences Fund
     Gartmore GVIT Small Cap Growth Fund
     Gartmore GVIT Small Company Fund
     Turner GVIT Growth Focus Fund
     Dreyfus GVIT Mid Cap Index Fund
     Gartmore GVIT Small Cap Value Fund
     Gartmore GVIT Worldwide Leaders Fund
     Gartmore GVIT Government Bond Fund
     Gartmore GVIT European Leaders Fund
     Gartmore GVIT Nationwide Leaders Fund
     Gartmore GVIT U.S. Growth Leaders Fund
     Gartmore GVIT Asia Pacific Leaders Fund
     Gartmore GVIT Global Financial Services Fund

     Gartmore GVIT Global Uilities Fund
     Gartmore GVIT Investor Destinations Aggressive Fund  0.25% of the average
     Gartmore  GVIT Investor Destinations Moderately      Daily net assets of
     Gartmore  GVIT Investor Destinations Moderately      shares of each
       Aggressive Fund                                    Fund, all of which
     Gartmore GVIT Investor Destinations Moderate Fund    will be considered a
     Gartmore GVIT Investor Destinations Moderately       distribution fee.
       Conservative Fund
     Gartmore GVIT Investor Destinations Conservative Fund
     Gartmore GVIT Money Market Fund II

     For the fiscal year ended December 31, 2001, NSI/GDSI, as the Funds' distributor, received the following amounts as compensation for expenses associated with the distribution of such Funds' Class II shares (or all of the shares in the case of the Gartmore GVIT Investor Destinations Funds and Gartmore GVIT Money Market Fund II):

                                                                   TOTAL DISTRIBUTION EXPENSE
FUND                                                               REIMBURSEMENT
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Worldwide Leaders Fund(1)                            N/A
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Nationwide Leaders Fund(1)                           N/A
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT U.S. Growth Leaders Fund(1)                          N/A
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Millennium Growth Fund(1)                            N/A
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Global Technology and Communications Fund(1)         N/A
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Global Health Sciences Fund(1)                       N/A
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Global Financial Services Fund(1)                    N/A
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Global Utilities Fund(1)                             N/A
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Government Bond Fund1                                N/A
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Gartmore GVIT Total Return Fund(1)                   N/A
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Emerging Markets Fund(1)                             N/A
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT International Growth Fund(1)                         N/A
-----------------------------------------------------------------  ---------------------------
Turner GVIT Growth Focus Fund(1)                                   N/A
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Small Cap Growth Fund(1)                             N/A
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Small Company Fund(1)                                N/A
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Small Cap Value Fund(1)                              N/A
-----------------------------------------------------------------  ---------------------------
Dreyfus GVIT Mid Cap Index Fund(1)                                 N/A
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Money Market Fund II                                 $  17,885
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Investor Destinations Aggressive Fund(1)             $  69
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Investor Destinations Moderately Aggressive Fund     $  68
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Investor Destinations Moderate Fund                  $  69
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Investor Destinations Moderately Conservative Fund   $  68
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Investor Destinations Conservative Fund              $  68
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT Asia Pacific Leaders Fund(1)                         N/A
-----------------------------------------------------------------  ---------------------------
Gartmore GVIT European Leaders Fund(1)                             N/A
-----------------------------------------------------------------  ---------------------------

---------------
1 Class II shares of these Funds had not commenced operations as of December 31, 2001.


     Distribution expenses paid by the distributor may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers as well as payments to broker-dealers for shareholder services.

     As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 1, 2001, and may be amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

     The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

     NSI may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

     Under the terms of a Fund Administration Agreement, GSA provides for various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. Gartmore Investor Services, Inc. ("GISI"), a wholly owned subsidiary of GSA, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and GISI are located at 1200 River Road, Conshohocken, Pennsylvania 19428. Beginning December 1, 2001, for the fund administration and transfer agency services, each Fund pays GSA a combined annual fee based on the Trust's average daily net assets according to the following schedule:


                                                  AGGREGATE TRUST FEE
                                             ------------------------------
                 ASSET LEVEL*                AS A PERCENTAGE OF NET ASSETS
     --------------------------------------  ------------------------------

               up to $1 billion                          0.13%
     1 billion and more up to $3 billion                 0.08%
     3 billion and more up to $8 billion                 0.05%
     8 billion and more up to $10 billion                0.04%
    10 billion and more up to $12 billion                0.02%
              12 billion or more                         0.01%

---------------
* The assets of each of the GVIT Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The GVIT Investor Destinations Funds do not pay any part of this fee.

GSA PAYS NISI FROM THESE FEES FOR ITS SERVICES.

     Effective September 1, 1999, the fund administration services previously performed for the Funds by NSI were transferred to GSA, an affiliate of NSI and an indirect subsidiary of NFS. In addition, BISYS Fund Services Ohio, Inc. performs certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999. The fund administration fees paid, under a previous fee schedule are as follows:

                                                2001
                                              RECEIVED
                                              (1/1/01-      2001        2000       2000        1999       1999
FUND                                        11/30/01)(*)   WAIVED   RECEIVED(*)   WAIVED   RECEIVED(*)   WAIVED
------------------------------------------  -------------  -------  ------------  -------  ------------  -------

Gartmore GVIT Nationwide Leaders Fund(1)    $          --  $    --  $        ---  $   ---  $        ---  $   ---
Gartmore GVIT U.S. Growth Leaders Fund(1)             N/A      N/A          N/A       N/A           N/A      N/A
Gartmore GVIT Worldwide Leaders Fund               47,751      ---        52,667      ---        25,620      ---
Gartmore GVIT International Growth Fund(2)         68,630      ---             0   25,000           N/A      N/A
Gartmore GVIT Emerging Markets Fund(2)             68,630      ---         5,601   19,399           N/A      N/A
Gartmore GVIT Global Technology
      and Communications Fund(3)                   68,630      ---             0   37,295           N/A      N/A
Gartmore GVIT Global Financial
    Services Fund(4)                                  N/A      N/A           N/A      N/A           N/A      N/A
Gartmore GVIT Global Utilities Fund(4)                N/A      N/A           N/A      N/A           N/A      N/A
Gartmore GVIT Global Health Sciences
    Fund(5)                                        68,630      ---             0      619           N/A      N/A
Gartmore GVIT Total Return Fund                   742,343      ---       973,697      ---     1,068,669      ---
Gartmore GVIT Growth Fund                         196,615      ---       422,949      ---       539,831      ---
Gartmore GVIT Government Bond Fund                484,373      ---       377,378      ---       386,796      ---
Gartmore GVIT Money Market Fund                 1,041,327      ---       881,362      ---       799,936      ---
GVIT Small Cap Value Fund                         270,559      ---       140,913      ---        67,123      ---
GVIT Small Company Fund                           380,420      ---       445,045      ---        88,960      ---
GVIT Small Cap Growth Fund(6)                      70,506      ---        75,345      ---        49,932   43,393
Turner GVIT Growth Focus Fund(3)                   68,630      ---        37,295      ---           N/A      N/A
Comstock GVIT Value Fund                           35,405      ---        31,080      ---        14,732      ---
Federated GVIT High Income Bond Fund               62,507      ---        48,777      ---        36,554      ---
J.P. Morgan GVIT Balanced Fund                     83,503      ---        65,560      ---        43,819      ---
Dreyfus GVIT Mid Cap Index Fund                   120,456      ---        45,025      ---         9,880      ---
Strong GVIT Mid Cap Growth Fund                   125,606      ---       146,884      ---  $     22,082      ---
MAS GVIT Multi Sector Bond Fund                    99,729      ---        67,855      ---        37,020      ---
Gartmore GVIT Money Market Fund II(1)              12,340      ---           N/A      N/A           N/A      N/A
Gartmore GVIT Investor Destinations
    Aggressive Fund(7)                                N/A      N/A           N/A      N/A           N/A      N/A
Gartmore GVIT Investor Destinations
      Moderately Aggressive Fund(7)                   N/A      N/A           N/A      N/A           N/A      N/A


                                       93

Gartmore GVIT Investor Destinations
      Moderate Fund(7)                                N/A      N/A           N/A      N/A           N/A      N/A
Gartmore GVIT Investor Destinations
    Moderately Conservative Fund(7)                   N/A      N/A           N/A      N/A           N/A      N/A
Gartmore GVIT Investor Destinations
    Conservative Fund(7)                              N/A      N/A           N/A      N/A           N/A      N/A
Nationwide GVIT Strategic Value Fund               15,725      ---        15,980      ---        11,014      ---
Gartmore GVIT Millennium Growth Fund(3)            68,630      ---         3,649   33,646           N/A      N/A
Gartmore GVIT Global Leaders Fund(8)                  N/A      N/A           N/A      N/A           N/A      N/A
Gartmore GVIT Global Small Companies
    Fund(8)                                           N/A      N/A           N/A      N/A           N/A      N/A
Gartmore GVIT OTC Fund(8)                             N/A      N/A           N/A      N/A           N/A      N/A
Gartmore GVIT European Leaders Fund(8)                N/A      N/A           N/A      N/A           N/A      N/A
Gartmore GVIT Asia Pacific Leaders Fund(8)            N/A      N/A           N/A      N/A          N/A       N/A


---------------
* Numbers reflect the net amount of fees received after all applicable waivers. As noted above, fund administration and transfer agency fees were combined effective December 1, 2001. The numbers for 2001 reflect fund administration fees from January 1, 2001 through November 30, 2001.
1    The  Funds  commenced  operations  on  December  31,  2001.
2    The  Funds  commenced  operations  as  of  August  30,  2000.
3    The  Funds  commenced  operations  as  of  June  30,  2000.
4    The  Funds  commenced  operations  on  December  28,  2001
5    The  Fund  commenced  operations  as  of  December  29,  2000.
6    The  s  Fund  commenced  operations  on  May  1,  1999.
7    The  Funds  commenced  operations  on  December  12,  2001.
8    The  Funds  have  not  commenced  operations.

     For the period of January 1, 2001 through November 30, 2001 and the fiscal years ended December 31, 2000 and 1999, GISI received the following, for the transfer agency services it provided:

                                                                             2001
                                                                         RECEIVED(*)         2000       1999
FUND                                                                 (1/1/01 - 11/30/01)   RECEIVED   RECEIVED
-------------------------------------------------------------------  --------------------  ---------  ---------

Gartmore GVIT Nationwide Leaders Fund(1)                             $               ---   $     ---  $     ---
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT U.S. Growth Leaders Fund(1)                                            N/A         N/A        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Worldwide Leaders Fund                                               6,819       7,523      3,660
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT International Growth Fund(2)                                           819         320        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Emerging Markets Fund(2)                                               740         158        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Global Technology and Communications Fund(3)                         1,206         456        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Global Financial Services Fund(4)                                      N/A         N/A        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Global Utilities Fund(4)                                               N/A         N/A        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Global Health Sciences Fund(5)                                         206           2        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------


                                       94

Gartmore GVIT Total Return Fund                                                  162,585     218,406    242,137
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Growth Fund                                                         39,302      84,652    109,943
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Government Bond Fund                                                98,683      75,470     77,359
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Money Market Fund                                                  237,232     195,325    175,087
-------------------------------------------------------------------  --------------------  ---------  ---------
GVIT Small Cap Value Fund                                                         44,312      20,191      9,589
-------------------------------------------------------------------  --------------------  ---------  ---------
GVIT Small Company Fund                                                           67,196      71,788     38,947
-------------------------------------------------------------------  --------------------  ---------  ---------
GVIT Small Cap Growth Fund(6)                                                      9,571       6,093        433
-------------------------------------------------------------------  --------------------  ---------  ---------
Turner GVIT Growth Focus Fund(6)                                                     915         183        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Comstock GVIT Value Fund                                                           5,056       4,440      2,105
-------------------------------------------------------------------  --------------------  ---------  ---------
Federated GVIT High Income Bond Fund                                               8,925       6,967      5,222
-------------------------------------------------------------------  --------------------  ---------  ---------
J.P. Morgan GVIT Balanced Fund                                                    11,923       9,365      6,260
-------------------------------------------------------------------  --------------------  ---------  ---------
Dreyfus GVIT Mid Cap Index Fund                                                   17,199       6,431      1,411
-------------------------------------------------------------------  --------------------  ---------  ---------
Strong GVIT Mid Cap Growth Fund                                                   17,953      21,173      3,155
-------------------------------------------------------------------  --------------------  ---------  ---------
MAS GVIT Multi Sector Bond Fund                                                   14,240       9,693      5,288
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Money Market Fund II(1)                                                437         N/A        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Investor Destinations Aggressive Fund(7)                               N/A         N/A        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Investor Destinations Moderately Aggressive Fund(7)                    N/A         N/A        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Investor Destinations Moderate Fund(7)                                 N/A         N/A        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Investor Destinations Moderately Conservative Fund(7)                  N/A         N/A        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Investor Destinations Conservative Fund(7)                             N/A         N/A        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Nationwide GVIT Strategic Value Fund                                               2,246       2,283      1,573
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Millennium Growth Fund(3)                                              229         245  N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Global Leaders Fund(x)                                                 N/A         N/A        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Global Small Companies Fund(x)                                         N/A         N/A        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT OTC Fund(x)                                                            N/A         N/A        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT European Leaders Fund(x)                                               N/A         N/A        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------
Gartmore GVIT Asia Pacific Leaders Fund(x)                                           N/A         N/A        N/A
-------------------------------------------------------------------  --------------------  ---------  ---------

---------------
* Numbers reflect the net amount of fees received after all applicable waivers. As noted above, fund administration and transfer agency fees were combined effective December 1, 2001. The numbers for 2001 reflect transfer agency fees from January 1, 2001 through November 30, 2001.
1    The  Funds  commenced  operations  on  December  31,  2001.
2    The  Funds  commenced  operations  as  of  August  30,  2000.
3    The  Funds  commenced  operations  as  of  June  30,  2000.
4    The  Funds  commenced  operations  on  December  28,  2001
5    The  Fund  commenced  operations  as  of  December  29,  2000.
6    The  Fund  commenced  operations  on  May  1,  1999.
7    The  Funds  commenced  operations  on  December  12,  2001.
X    The  Funds  have  not  commenced  operations.

     FOR THE period of December 1, 2001 to December 31, 2001, GSA received the following, for the combined fund administration and transfer agency services it provided:

                                                                      DECEMBER
                                                                        2001
                                 FUND                                RECEIVED*
-------------------------------------------------------------------  ----------

Gartmore GVIT Nationwide Leaders Fund(1)                             $       25
-------------------------------------------------------------------  ----------
Gartmore GVIT U.S. Growth Leaders Fund(1)                                    75
-------------------------------------------------------------------  ----------
Gartmore GVIT Worldwide Leaders Fund                                      3,880
-------------------------------------------------------------------  ----------
Gartmore GVIT International Growth Fund(2)                                  484
-------------------------------------------------------------------  ----------
Gartmore GVIT Emerging Markets Fund(2)                                      849
-------------------------------------------------------------------  ----------
Gartmore GVIT Global Technology and Communications Fund(3)                  875
-------------------------------------------------------------------  ----------
Gartmore GVIT Global Financial Services Fund(4)                              75
-------------------------------------------------------------------  ----------
Gartmore GVIT Global Utilities Fund(4)                                       74
-------------------------------------------------------------------  ----------
Gartmore GVIT Global Health Sciences Fund(5)                                139
-------------------------------------------------------------------  ----------
Gartmore GVIT Total Return Fund                                          91,431
-------------------------------------------------------------------  ----------
Gartmore GVIT Growth Fund                                                19,748
-------------------------------------------------------------------  ----------
Gartmore GVIT Government Bond Fund                                       71,439
-------------------------------------------------------------------  ----------
Gartmore GVIT Money Market Fund                                         162,281
-------------------------------------------------------------------  ----------
GVIT Small Cap Value Fund                                                35,615
-------------------------------------------------------------------  ----------
GVIT Small Company Fund                                                  39,879
-------------------------------------------------------------------  ----------
GVIT Small Cap Growth Fund(6)                                             7,207
-------------------------------------------------------------------  ----------
Turner GVIT Growth Focus Fund(3)                                          1,034
-------------------------------------------------------------------  ----------
Comstock GVIT Value Fund                                                  2,881
-------------------------------------------------------------------  ----------
Federated GVIT High Income Bond Fund                                      6,243
-------------------------------------------------------------------  ----------
J.P. Morgan GVIT Balanced Fund                                            8,137
-------------------------------------------------------------------  ----------
Dreyfus GVIT Mid Cap Index Fund                                          13,221
-------------------------------------------------------------------  ----------
Strong GVIT Mid Cap Growth Fund                                           9,291
-------------------------------------------------------------------  ----------
MAS GVIT Multi Sector Bond Fund                                           9,645
-------------------------------------------------------------------  ----------
Gartmore GVIT Money Market Fund II(1)                                     1,804
-------------------------------------------------------------------  ----------
Gartmore GVIT Investor Destinations Aggressive Fund(7)                      N/A
-------------------------------------------------------------------  ----------
Gartmore GVIT Investor Destinations Moderately Aggressive Fund(7)           N/A
-------------------------------------------------------------------  ----------
Gartmore GVIT Investor Destinations Moderate Fund(7)                        N/A
-------------------------------------------------------------------  ----------
Gartmore GVIT Investor Destinations Moderately Conservative Fund(7)         N/A
-------------------------------------------------------------------  ----------
Gartmore GVIT Investor Destinations Conservative Fund(7)                    N/A
-------------------------------------------------------------------  ----------
Nationwide GVIT Strategic Value Fund                                      1,231
-------------------------------------------------------------------  ----------
Gartmore GVIT Millennium Growth Fund(3)                                     123
-------------------------------------------------------------------  ----------


                                       96

Gartmore GVIT Global Leaders Fund(x)                                        N/A
-------------------------------------------------------------------  ----------
Gartmore GVIT Global Small Companies Fund(x)                                N/A
-------------------------------------------------------------------  ----------
Gartmore GVIT OTC Fund(x)                                                   N/A
-------------------------------------------------------------------  ----------
Gartmore GVIT European Leaders Fund(x)                                      N/A
-------------------------------------------------------------------  ----------
Gartmore GVIT Asia Pacific Leaders Fund(x)                                  N/A
-------------------------------------------------------------------  ----------

---------------
* Numbers reflect the net amount of fees received after all applicable waivers. As noted above, fund administration and transfer agency fees were combined effective December 1, 2001. The numbers for 2001 reflect combined fund administration and transfer agency fees from December 1, 2001 through December 31, 2001.
1    The  Funds  commenced  operations  on  December  31,  2001.
2    The  Funds  commenced  operations  as  of  August  30,  2000.
3    The  Funds  commenced  operations  as  of  June  30,  2000.
4    The  Funds  commenced  operations  on  December  28,  2001
5    The  Fund  commenced  operations  as  of  December  29,  2000.
6    The  Fund  commenced  operations  on  May  1,  1999.
7    The  Funds  commenced  operations  on  December  12,  2001.
X    The  Funds  have  not  commenced  operations.

SUB-ADMINISTRATION

     GSA has entered into a Sub-Administration Agreement and a Sub-Transfer Agent Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective July 1, 1999, to provide certain fund administration and transfer agency services for each of the Funds held beneficially by its customers. For these services, GSA pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

                                             AGGREGATE TRUST FEE
            ASSET LEVEL**               AS A PERCENTAGE OF NET ASSETS
--------------------------------------  ------------------------------

         up to $1 billion                           0.10%
 1 billion and more up to $3 billion                0.05%
 3 billion and more up to $8 billion                0.04%
 8 billion and more up to $10 billion               0.02%
10 billion and more up to $12 billion               0.01%
       12 billion or more                          0.005%

---------------
** The assets of each of the GVIT Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The GVIT Investor Destinations Funds do not pay any part of this fee.


     For the period of January 1, 2001 through October 31, 2001 and the fiscal years ended December 31, 2000 and 1999, BISYS received (under a previous fee schedule) $6,228,787, $6,385,351 and $1,965,403, respectively, for the sub-administration services it provided and $3,676,394, $4,182,062 and $1,352,670 for the sub-transfer agency services it provided. Effective November 1, 2001, the sub-administration and sub-transfer agency fees were combined. For the period November 1 to December 31, 2001, BISYS received $1,803,079 for the combined sub-administration and sub-transfer agency services it provided.


ADMINISTRATIVE SERVICE PLAN

     Under the terms of an Administrative Services Plan, each Fund is permitted to enter Servicing Agreements with servicing organizations who agree to provide certain administrative support services for the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

     As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement, effective July 1, 1999, pursuant to which NFS has agreed to provide certain administrative support services to the Funds held beneficially by its customers. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NSI) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the shares of the Funds held by customers of NFS or any such other entity.

     During the fiscal years ended December 31, 2001, 2000 and 1999, NFS and its affiliates received $12,276,973, $11,053,480 and $5,398,688 in administrative services fees from the Funds.

CUSTODIAN

     Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the Custodian for the Funds and makes all receipts and disbursements under a Custodian Agreement. Pursuant to the Custodian Agreement, Fifth Third utilizes the services of the global custody network of Bank of New York for foreign custody of the Funds' assets. The Custodian performs no managerial or policy making functions for the Funds.

LEGAL COUNSEL

     Stradley Ronon Stevens & Young, LLP, 2600 Commerce Square, Philadelphia, PA 19103, serves as the Trust's legal counsel.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 100 E. Broad Street, Columbus, Ohio 43215 serves as independent accountants for the Trust.

BROKERAGE ALLOCATIONS

     A Fund's Adviser (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commission are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

     Except as described below, the primary consideration in portfolio security transactions is "best price execution of the transaction," i.e., execution at the most favorable prices and in the most effective manner possible. "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Both the adviser and the Subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

     Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or a Subadviser. In placing orders with such broker-dealers, the adviser or Subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the adviser or Subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the adviser's or Subadviser's normal research activities or expenses.

     Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

     There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or Subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the adviser or Subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

     In purchasing and selling investments for the Funds, it is the policy of each of the advisers and Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possible difficult transactions in the future, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the adviser or Subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the adviser or Subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchase or sole; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

     The Advisers and each Subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934 that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic on modeling software, market data fees and historical market information. Any such research and other information provided by brokers to an Adviser or Subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the Advisers and Subadvisors pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Advisers or a Subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. Subject to the policy of the Advisers and Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, each also may consider the broker-dealer's sale of shares of any fund for which it serves as investment adviser, subadviser or administrator. For the fiscal year ended December 31, 2001, all the affiliated advisers of Gartmore Global Investments for both Gartmore Variable Insurance Trust and Gartmore Mutual Funds, including but not limited to, GMF, GSA, GGAMT, and Gartmore Trust Company, received soft dollar commissions of $4,043,823 for all their advisory clients, including the Funds.

     The following tables list the amount of brokerage commissions (excluding directed brokerage) and the amount of transactions and related commissions paid to brokers providing research and other services to the subadvisers for the following periods:

                             FOR THE YEAR ENDED DECEMBER 31, 2001
-----------------------------------------------------------------------------------------
                                                                  TRANSACTIONS RELATED TO
                                                                  -----------------------
                                                        BROKERAGE OR RESEARCH SERVICES(1)
                                                        ---------------------------------
FUND                                             COMMISSION     $ AMOUNT      COMMISSION
-----------------------------------------------  -----------  --------------  -----------

Gartmore GVIT Nationwide Leaders Fund(2)         $       488  $               $
-----------------------------------------------------------------------------------------
Gartmore GVIT U.S. Growth Leaders Fund(2)              1,630              --           --
-----------------------------------------------------------------------------------------
Gartmore GVIT Worldwide Leaders Fund                 279,537              --           --
-----------------------------------------------------------------------------------------
Gartmore GVIT International Growth Fund(3)            99,551              --           --
-----------------------------------------------------------------------------------------
Gartmore GVIT Emerging Markets Fund(3)                72,797              --           --
-----------------------------------------------------------------------------------------
Gartmore GVIT Global Technology
    and Communications Fund(4)                       145,558       3,399,892        5,993
-----------------------------------------------------------------------------------------
Gartmore GVIT Global Financial Services Fund(5)        2,449              --           --
-----------------------------------------------------------------------------------------
Gartmore GVIT Global Utilities Fund(5)                 3,520              --           --
-----------------------------------------------------------------------------------------
Gartmore GVIT Global Health Sciences Fund(6)          21,697       1,673,320        1,942
-----------------------------------------------------------------------------------------
Gartmore GVIT Total Return Fund                    2,615,444     578,826,967      851,570
-----------------------------------------------------------------------------------------
Gartmore GVIT Growth Fund                          1,685,987     306,190,755      452,943
-----------------------------------------------------------------------------------------
Gartmore GVIT Government Bond Fund                         0              --           --
-----------------------------------------------------------------------------------------
Gartmore GVIT Money Market Fund                            0              --           --
-----------------------------------------------------------------------------------------
GVIT Small Cap Value Fund                          2,996,661      66,454,430      212,029
-----------------------------------------------------------------------------------------
GVIT Small Company Fund                            2,122,835     724,349,996    2,335,097
-----------------------------------------------------------------------------------------
GVIT Small Cap Growth Fund                           198,124     156,978,470      282,170
-----------------------------------------------------------------------------------------
Turner GVIT Growth Focus Fund(4)                     221,687       2,408,070        1,960
-----------------------------------------------------------------------------------------
Comstock GVIT Value Fund                              96,410      16,225,687       20,966
-----------------------------------------------------------------------------------------
Federated GVIT High Income Bond Fund                     267              --           --
-----------------------------------------------------------------------------------------
J.P. Morgan GVIT Balanced Fund                        82,493              --           --
-----------------------------------------------------------------------------------------
Dreyfus GVIT Mid Cap Index Fund                       65,724              --           --
-----------------------------------------------------------------------------------------
Strong GVIT Mid Cap Growth Fund                    2,347,489   2,429,578,645    4,107,903
-----------------------------------------------------------------------------------------

                       FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          TRANSACTIONS RELATED TO
                                                          -----------------------
                                                BROKERAGE OR RESEARCH SERVICES(1)
                                                ---------------------------------
FUND                                          COMMISSION   $ AMOUNT    COMMISSION
--------------------------------------------  ----------  -----------  ----------
MAS GVIT Multi Sector Bond Fund                        0           --          --
---------------------------------------------------------------------------------
Gartmore GVIT Money Market Fund II(7)                  0           --          --
---------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Aggressive Fund(8)                                     0           --          --
---------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Moderately Aggressive Fund(8)                          0           --          --
---------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Moderate Fund(8)                                       0           --          --
---------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Moderately Conservative Fund(8)                        0           --          --
---------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Conservative Fund(8)                                   0           --          --
---------------------------------------------------------------------------------
Nationwide GVIT Strategic Value Fund             127,268   70,797,569     166,397
---------------------------------------------------------------------------------
Gartmore GVIT Millennium Growth Fund(4)           17,710      787,655       1,288
---------------------------------------------------------------------------------
Gartmore GVIT Global Leaders Fund(9)                 N/A          N/A         N/A
---------------------------------------------------------------------------------
Gartmore GVIT Global Small Companies Fund(9)         N/A          N/A         N/A
---------------------------------------------------------------------------------
Gartmore GVIT OTC Fund(9)                            N/A          N/A         N/A
---------------------------------------------------------------------------------
Gartmore GVIT European Leaders Fund(9)               N/A          N/A         N/A
---------------------------------------------------------------------------------


                                      101

Gartmore GVIT Asia Pacific Leaders Fund(9)           N/A          N/A         N/A
---------------------------------------------------------------------------------

---------------
1 To the extent the Fund is managed by a subadviser, this information has been provided by the respective Fund's subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.
2    The  Funds  commenced  operations  as  of  December  31,  2001.
3    The  Funds  commenced  operations  as  of  August  30,  2000.
4    The  Funds  commenced  operations  as  of  June  30,  2000.
5    The  Funds  commenced  operations  as  of  December  28,  2001.
6 The Gartmore GVIT Global Health Sciences Fund commenced operations as of December 29, 2000.
7    The  Funds  commenced  operations  as  of  October  2,  2001.
8    The  Funds  commenced  operations  as  of  December  12,  2001.
9    The  Fund  has  not  commenced  operations.

                          FOR THE YEAR ENDED DECEMBER 31, 2000
----------------------------------------------------------------------------------------
                                                               TRANSACTIONS  RELATED  TO
                                                               -------------------------
                                                       BROKERAGE OR RESEARCH SERVICES(1)
                                                      ----------------------------------
FUND                                              COMMISSION     $  AMOUNT    COMMISSION
------------------------------------------------  -----------  ------------  -----------
Strong GVIT Mid Cap Growth Fund                   $ 3,333,396  $363,014,518  $   323,019
----------------------------------------------------------------------------------------
Nationwide GVIT Strategic Value Fund                   72,533     7,548,638       13,061
----------------------------------------------------------------------------------------
Comstock GVIT Value Fund                               50,307            --           --
----------------------------------------------------------------------------------------
Federated GVIT High Income Bond Fund                        0            --           --
----------------------------------------------------------------------------------------
J.P. Morgan GVIT Balanced Fund                        119,026            --           --
----------------------------------------------------------------------------------------
MAS GVIT Multi Sector Bond Fund                             0            --           --
----------------------------------------------------------------------------------------
GVIT Small Cap Value Fund                                   0   104,206,444      336,125
----------------------------------------------------------------------------------------
Gartmore GVIT Worldwide Leaders Fund                  343,746            --           --
----------------------------------------------------------------------------------------
Dreyfus GVIT Mid Cap Index Fund                       123,246            --           --
----------------------------------------------------------------------------------------
GVIT Small Cap Growth Fund                            156,285            --           --
----------------------------------------------------------------------------------------
GVIT Small Company Fund(2)                          2,281,254   182,649,855      280,636
----------------------------------------------------------------------------------------
Nationwide Income Fund                                      0            --           --
----------------------------------------------------------------------------------------
Gartmore GVIT Total Return Fund(2)                  5,658,548            --           --
----------------------------------------------------------------------------------------
Gartmore GVIT Growth Fund(2)                        1,930,966            --           --
----------------------------------------------------------------------------------------
Gartmore GVIT Government Bond Fund                          0            --           --
----------------------------------------------------------------------------------------
Turner GVIT Growth Focus Fund(3)                       62,510         3,295        5,000
----------------------------------------------------------------------------------------
Gartmore GVIT Millennium Growth Fund(2),(3)            14,925            --           --
----------------------------------------------------------------------------------------
Gartmore GVIT Global Technology
    and Communications Fund(2),(3)                     30,950            --           --
----------------------------------------------------------------------------------------
Gartmore GVIT Global Health Sciences Fund(2),(4)        2,030            --           --
----------------------------------------------------------------------------------------
Gartmore GVIT Emerging Markets Fund(2),(5)             14,279            --           --
----------------------------------------------------------------------------------------
Gartmore GVIT International Growth Fund(2),(5)         34,401            --           --
----------------------------------------------------------------------------------------
Gartmore GVIT Global Leaders Fund(6)                      N/A          N/A           N/A
----------------------------------------------------------------------------------------
Gartmore GVIT European Growth Fund(6)                     N/A          N/A           N/A
----------------------------------------------------------------------------------------
Gartmore GVIT Global Small Companies Fund(6)              N/A          N/A           N/A
----------------------------------------------------------------------------------------


                                      103

Gartmore GVIT OTC Fund(6)                                 N/A          N/A           N/A
----------------------------------------------------------------------------------------

---------------
1 To the extent the Fund is managed by a subadviser, this information has been provided by the respective Fund's subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.
2 For the fiscal year ended December 31, 2000, all the affiliated advisers of Gartmore Global Investments of both Gartmore Variable Insurance Trust and
     Gartmore Mutual Funds, including but not limited to GMF, GSA, GGAMT, and Gartmore Trust Company, received soft dollar commission of $2,942,454 for all their advisory clients, including the Funds. This total may include soft dollar commissions related to this Fund.
3 The Turner GVIT Growth Focus Fund, Gartmore GVIT Millennium Growth Fund and Gartmore GVIT Global Technology and Communications Fund commenced operations as of June 30, 2000.
4 The Gartmore GVIT Global Health Sciences Fund commenced operations as of December 29, 2000.
5 The Gartmore GVIT Emerging Markets and Gartmore GVIT International Growth Funds commenced operations as of August 30, 2000.
6    The  Fund  has  not  commenced  operations.

                      FOR THE YEAR ENDED DECEMBER 31, 1999
-----------------------------------------------------------------------------
                                                      TRANSACTIONS RELATED TO
                                                    -------------------------
                                            BROKERAGE OR RESEARCH SERVICES(1)
                                            ---------------------------------
FUND                                   COMMISSION    $ AMOUNT     COMMISSION
-------------------------------------  -----------  ------------  -----------
Strong GVIT Mid Cap Growth Fund        $   348,253  $ 77,864,109  $    98,375
-----------------------------------------------------------------------------
Nationwide GVIT Strategic Value Fund        66,667     5,013,018        7,859
-----------------------------------------------------------------------------
Comstock GVIT Value Fund                    27,780     8,088,262        8,659
-----------------------------------------------------------------------------
Federated GVIT High Income Bond Fund           379            --           --
-----------------------------------------------------------------------------
J.P. Morgan GVIT Balanced Fund              47,558       858,024        1,248
-----------------------------------------------------------------------------
MAS GVIT Multi Sector Bond Fund                 --            --           --
-----------------------------------------------------------------------------
GVIT Small Cap Value Fund                1,199,913   124,965,494      316,630
-----------------------------------------------------------------------------
Gartmore GVIT Worldwide Leaders Fund       102,624            --           --
-----------------------------------------------------------------------------
Dreyfus GVIT Mid Cap Index Fund             60,773            --           --
-----------------------------------------------------------------------------
GVIT Small Cap Growth Fund(2)               16,381     6,004,581        9,600
-----------------------------------------------------------------------------
GVIT Small Company Fund(3)                 996,995   141,963,141      282,969
-----------------------------------------------------------------------------
Nationwide Income Fund                          --            --           --
-----------------------------------------------------------------------------
Gartmore GVIT Total Return Fund          1,982,239            --           --
-----------------------------------------------------------------------------
Gartmore GVIT Growth Fund                  651,886            --           --
-----------------------------------------------------------------------------
Gartmore GVIT Government Bond Fund              --            --           --
-----------------------------------------------------------------------------

1 This information has been provided by the respective Fund's subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.
2    The  Small  Cap  Growth  Fund  commenced  operations  on  May  1,  1999.
3 The information provided for '$ Amount' under Transactions Related to Brokerage or Research Services for this Fund does not reflect the impact of $15,200 of commissions because the former subadviser to which this information pertains was unable to furnish the related transactions '$ Amount'.

     Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

     Certain of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Fund. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

     The following table lists the amount of brokerage commissions paid to affiliated brokers:

--------------------------------------------------------------------
                                                 COMMISSIONS
--------------------------------------------------------------------
FUND                       BROKER          2001     2000     1999
--------------------------------------------------------------------

GVIT Small          Neuberger & Berman    $35,755  $65,527  $42,706
   Company Fund
--------------------------------------------------------------------
GVIT Small Cap      Neuberger & Berman    $18,703  $ 6,355  $   ---
   Growth Fund
--------------------------------------------------------------------
Dreyfus GVIT Mid    Mellon Bank           $ 5,661  $   566  $   ---
   Cap Index Fund
--------------------------------------------------------------------
J.P. Morgan GVIT    Salomon Smith Barney  $ 6,114  $   ---  $ 3,220
   Balanced Fund
--------------------------------------------------------------------
GVIT Small          Lazard Freres         $   920  $   ---  $   290
   Company Fund
--------------------------------------------------------------------

     During the year ended December 31, 2001, commissions paid by the GVIT Small Company Fund to Neuberger & Berman represented 1.68% of total commissions paid by the Fund or 1.50% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended December 31, 2001, commissions paid by the GVIT Small Cap Growth Fund to Neuberger & Berman represented 9.44% of total commissions paid by the Fund or 8.11% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended December 31, 2001, commissions paid by the Dreyfus GVIT Mid Cap Index Fund to Mellon Bank represented 8.61% of total commissions paid by the Fund or 4.25% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended December 31, 2001, commissions paid by the J.P. Morgan GVIT Balanced Fund to Salomon Smith Barney represented 7.41% of total commissions paid by the Fund or 5.27% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended December 31, 2001, commissions paid by the GVIT Small Company Fund to Lazard Freres represented 0.04% of total commissions paid by the Fund or 0.02% of the aggregate dollar amount of transactions involving the payment of commissions.

     As of December 31, 2001, none of the Funds held investments in their regular brokers or dealers.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

     An insurance company purchases shares of the Funds at their net asset value ("NAV") using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds. For certain of the Funds, shares may also be sold to affiliated Funds of Funds.

     All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

     The NAV per share of the Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4 P.M. Eastern Time) on each business day the New York Stock Exchange is open for regular trading (and on such other days as the Board determines). The Trust will not compute NAV for the Funds on customary national business holidays, including the following:
Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving Day.

     The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding.

     Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

     Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 day or less are considered to be "short-term" and are valued at amortized cost which approximated market value. The pricing service activities and results are reviewed by an officer of the Trust.

     Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provided a value that does not represent fair value in the judgment of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees of the Trust.

     The pricing service activities and results are reviewed by an officer of the Trust. Securities and other assets, for which such market prices are unavailable or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Fund's investment adviser or its designee, are valued at fair value under procedures approved by the Trust's Board of Trustees. For the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II, all securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the 1940 Act.

     A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust's transfer agent, GISI.

     The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

     The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds and currently has authorized 36 separate funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

     The Trust presently offers the following series of shares of beneficial interest, without par value and with the various classes listed:

SERIES                                                                   SHARE CLASSES
----------------------------------------------------------------  ----------------------------

Gartmore GVIT Total Return Fund                                   Class I, Class II, Class III
Gartmore GVIT Growth Fund                                                              Class I
Gartmore GVIT Government Bond Fund                                Class I, Class II, Class III
Gartmore GVIT Money Market Fund                                                        Class I
GVIT Small Company Fund                                           Class I, Class II, Class III
J.P. Morgan GVIT Balanced Fund                                                         Class I
Comstock GVIT Value Fund                                                               Class I
Gartmore GVIT Worldwide Leaders Fund                                        Class I, Class III
Federated GVIT High Income Bond Fund                                        Class I, Class III
MAS GVIT Multi Sector Bond Fund                                             Class I, Class III
GVIT Small Cap Value Fund                                         Class I, Class II, Class III
Dreyfus GVIT Mid Cap Index Fund                                   Class I, Class II, Class III
GVIT Small Cap Growth Fund                                        Class I, Class II, Class III
Strong GVIT Mid Cap Growth Fund                                             Class I, Class III
Nationwide GVIT Strategic Value Fund                                                   Class I
Turner GVIT Growth Focus Fund                                     Class I, Class II, Class III
Gartmore GVIT Millennium Growth Fund                                         Class I, Class II
Gartmore GVIT Global Technology and Communications Fund           Class I, Class II, Class III
Gartmore GVIT Global Health Sciences Fund                         Class I, Class II, Class III
Gartmore GVIT Emerging Markets Fund                               Class I, Class II, Class III
Gartmore GVIT International Growth Fund                           Class I, Class II, Class III
Gartmore GVIT Global Leaders Fund                                                      Class I
Gartmore GVIT European Leaders Fund                               Class I, Class II, Class III
Gartmore GVIT Global Small Companies Fund                                              Class I
Gartmore GVIT OTC Fund                                                                 Class I
Gartmore GVIT Nationwide Leaders Fund                             Class I, Class II, Class III
Gartmore GVIT U.S. Growth Leaders Fund                            Class I, Class II, Class III
Gartmore GVIT Asia Pacific Leaders Fund                           Class I, Class II, Class III


                                      108

Gartmore GVIT Global Financial Services Fund                      Class I, Class II, Class III
Gartmore GVIT Global Utilities Fund                               Class I, Class II, Class III
Gartmore GVIT Investor Destinations Aggressive Fund                       No Class Designation
Gartmore GVIT Investor Destinations Moderately Aggressive Fund            No Class Designation
Gartmore GVIT Investor Destinations Moderate Fund                         No Class Designation
Gartmore GVIT Investor Destinations Moderately Conservative Fund          No Class Designation
Gartmore GVIT Investor Destinations Conservative Fund                     No Class Designation
Gartmore GVIT Money Market Fund II                                        No Class Designation

     You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

     Shareholders are entitled to one vote for each share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may not be made to the Amended Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended Declaration of Trust without the vote or consent of shareholders to:

     (1)  designate  series  of  the  Trust;  or

     (2)  change  the  name  of  the  Trust;  or

     (3) apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

     Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.

SHAREHOLDER INQUIRIES

     All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

TAX STATUS

     Election to be taxed as a regulated investment company. Each Fund (including each Underlying Fund of GVIT Investors Destinations Funds) has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund (including each Underlying Fund of GVIT Investors Destinations Funds) has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain.

     Diversification requirements. Each Fund (including each Underlying Fund of GVIT Investors Destinations Funds) intends to comply with the diversification requirements of section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.

OTHER TAX CONSEQUENCES

     Effect of foreign investments on distributions. Certain Funds (including the Underlying Funds of GVIT Investors Destinations Funds) may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.

     Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by the Funds. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss.

     Investment in PFIC securities. If a Fund (including an Underlying Fund of GVIT Investors Destinations Funds) invests in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs"), the Fund intends to mark-to-market these securities and recognize any gain at the end of its fiscal year. Deductions for losses will be allowable only to the extent of any current or previously recognized gain. This gain (reduced by allowable losses) is treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

     Shareholders of PFICs may, under certain circumstances, be subject to a deferred interest charge pursuant to section 1291 of the Code.

Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.

THE FOLLOWING PARAGRAPH ONLY APPLIES TO THE GARTMORE GVIT MONEY MARKET FUND AND THE GARTMORE GVIT MONEY MARKET FUND II:

          Maintaining a $1 share price. Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Gartmore GVIT Money Market Fund or the Gartmore GVIT Money Market Fund II to adjust distributions to maintain its respective $1 share price. These procedures may result in under- or over-distributions by the Fund of its respective net investment income.

TAX CONSEQUENCES TO SHAREHOLDERS

          Since shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

FINANCIAL STATEMENTS

     The Report of Independent Accountants and Financial Statements of the Trust for the period ended December 31, 2001 are incorporated by reference to the Trust's Annual Report. Copies of the Annual Report and Semi-Annual Report are available without charge upon request by writing the Trust or by calling toll free 1-800-848-6331.

     The Financial Statements of the Funds for the period ended June 30, 2001 (unaudited) and the Report of Independent Accountants and Financial Statements of the Trust for the period ended December 31, 2001 are incorporated by reference into this SAI. The unaudited interim Financial Statements of the Funds reflecting all adjustments of a normal recurring nature which are, in the opinion of management, necessary to a fair statement of the results, for the six month period ended June 30, 2001. Copies of the Annual Reports and the Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 1-800-848-6331.


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APPENDIX A

                                  DEBT RATINGS

STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The  ratings  are  based,  in  varying degrees, on the following considerations:

     1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     2.   Nature  of  and  provisions  of  the  obligation.

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     INVESTMENT GRADE

     AAA  -  Debt  rated  'AAA'  has  the  highest rating assigned by Standard &
Poor's.  Capacity  to  pay  interest  and  repay  principal is extremely strong.

     AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


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
SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC - Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C - Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

A         Bonds  considered  to  be investment grade and of high credit quality.
          The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C         Bonds  are  in  imminent  default in payment of interest or principal.


DDD, Bonds are in default on interest and/or principal payments. Such bonds are extremely

DD speculative, and should be valued on the basis of their ultimate recovery value in liquidation

&D or reorganization of the obligor. `DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


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
B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

The  following  criteria  will  be  used  in  making  the  assessment:

     [ ] Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

     [ ] Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

     Note  rating  symbols  and  definitions  are  as  follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3      Speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers  rated  Not Prime do not fall within any of the prime rating categories.

MOODY'S NOTE RATINGS


MIG 1/VMIG 1   This  designation  denotes  best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2   This  designation denotes high quality. Margins of protection are ample  although  not  so  large  as  in  the  preceding  group.

MIG 3/VMIG 3   This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4   This  designation  denotes  adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

FITCH SHORT-TERM RATINGS

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


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
     F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

     F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

     F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

     B    Speculative.  Issues  assigned  this  rating  have  characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     C    High  default  risk.  Default  is  a  real  possibility,  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D    Default.  Issues  assigned  this  rating  are  in  actual  or imminent payment  default.

THOMSON'S SHORT-TERM RATINGS

The Thomson Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. Thomson short-term ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

TBW-1 the highest category, indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 the second highest category, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

TBW-3 the lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 the lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


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
                                     PART C

OTHER INFORMATION

ITEM 23. EXHIBITS

     (a) Amended Declaration of Trust - previously filed withPost-Effective Amendment and hereby incorporated by reference.

     (b) Bylaws - previously filed with Post-Effective Amendment and hereby incorporated by reference.

     (c)  Not applicable.

     (d)  (1)  Investment Advisory Agreement with Villanova Mutual Fund
               Capital Trust (VMF) previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

               (a) Amendment to Investment Advisory Agreement previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

               (b) Amended Exhibit A to the Investment Advisory Agreement with VMF previously filed with Post- Effective Amendment to the Registration Statement, and herein incorporated by reference.

               (c) Amended Exhibit A dated December 1, 2001 to the Investment Advisory Agreement with Gartmore Mutual Fund Capital Trust (formerly, Villanova Mutual Fund Capital Trust) previously filed with Post- Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (2) Investment Advisory Agreement with Villanova Global Asset Management Trust (VGAMT) previously filed and herein incorporated by reference.

               (a) Amended Exhibit A to the Investment Advisory Agreement with VGAMT previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (3)  Subadvisory Agreements for the Small Company Fund.

               (a) Subadvisory Agreement with The Dreyfus Corporation. - previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.
               (b) Subadvisory Agreement with Neuberger Berman LLC - previously filed with Post- Effective Amendment to the Registration Statement, and herein incorporated by reference.
               (c) Subadvisory Agreement with Strong Capital Management, Inc. - previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.
               (d) Subadvisory Agreement with Gartmore Global Partners, and previously filed with Post-Effective Amendment No. 44 to the Registration Statement, and herein incorporated by reference.

               (e) Subadvisory Agreement with Waddell & Reed Investment Management Company - see Item(d)(5)(k) below.

          (4)  Subadvisory Agreements for the Income Fund.

               (a) Subadvisory Agreement with NCM Capital Management Group, Inc. previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.
               (b) Subadvisory Agreement with Smith Graham & Co. Asset Managers, L.P. - previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (5)  Subadvisory Agreements for the other subadvised funds.

               (a) Subadvisory Agreement with Strong Capital Management, Inc. for the Strong NSAT Mid Cap Growth Fund previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.
                    (1) Subadvisory Agreement with Strong Capital Management, Inc. for the Nationwide Strategic Value Fund, and previously filed with Post-Effective Amendment No. 44 to the Registration Statement, and herein incorporated by reference.
               (b) Subadvisory Agreement with Federated Investment Counseling for the Federated NSAT Equity Income Fund and Federated NSAT High Income Bond Fund previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.
               (c) Subadvisory Agreement with The Dreyfus Corporation for the Small Cap Value Fund previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.
               (d) Subadvisory Agreement with J.P. Morgan Investment Management Inc. for the Global 50 Fund previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.
               (e) Subadvisory Agreement with The Dreyfus Corporation for the Dreyfus NSAT Mid Cap Index Fund previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.
               (f) Subadvisory Agreements with Franklin Advisers, Inc., Miller Anderson & Sherrerd and Neuberger Berman, LLC for the Nationwide Small Cap Growth Fund previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.
               (g) Proposed Subadvisory Agreement with Turner Investment Partners, Inc. for the Turner NSAT Growth Focus Fund previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.
               (h) Proposed Subadvisory Agreement with J.P. Morgan Investment Management Inc. for the J.P. Morgan NSAT Balanced Fund previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.
               (i) Proposed Subadvisory Agreement with Miller Anderson and Sherrerd for the MAS NSAT Multi Sector Bond Fund previously filed with Post-Effective Amendment to the

                    Registration Statement, and herein incorporated by reference.
               (j) Subadvisory Agreement with Gartmore Global Partners (GGP) previously filed and herein incorporated by reference.
               (k) Amended Exhibit A to the Subadviser Agreement with GGP previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.
               (l) Subadvisory Agreement with Waddell & Reed Investment management Company for the Nationwide Small Company Fund and Nationwide Small Cap Growth Fund previously filed and herein incorporated by reference.
               (m) Subadvisory Agreement with Van Kampen Asset Management, Inc. for the Comstock GVIT Value Fund.*
     (e) Underwriting Agreement with Nationwide Advisory Services, Inc. previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (1) Amended Schedule A dated December 1, 2001 to the Underwriting Agreement with Nationwide Advisory Services, Inc./ Gartmore Distribution Services, Inc. previously filed with Post- Effective Amendment to the Registration Statement, and herein incorporated by reference.

     (f)  Not applicable.

     (g) Custody Agreement - previously filed with Registration Statement and Post-Effective Amendment, and herein incorporated by reference.

     (h) (1) Fund Administration Agreement for the Funds previously filed with Post-Effective Amendment to the Registration Statement and herein incorporated by reference.

               (a) Amendment to Fund Administration Agreement previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.
               (b) Amended Exhibit A to the Fund Administration Agreement previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

               (c) Amended Exhibit A dated December 1, 2001 to the Fund Administration Agreement previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (2) Transfer and Dividend Disbursing Agent Agreement -previously filed with the Trust's Registration Statement herein incorporated by reference.

               (a) Amendment to Transfer and Dividend Disbursing Agent Agreement previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.
               (b) Amended Exhibit A to the Transfer and Dividend Disbursing Agent Agreement previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

               (c) Amended Exhibit A dated December 1, 2001 to the Transfer and Dividend Disbursing Agent Agreement previously filed with Post- Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (3) Administrative Services Plan & Form of Servicing Agreement previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

               (a) Amended Exhibit A to Administrative Services Plan previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

               (b) Amended Exhibit A dated October 2, 2001 to the Administrative Services Plan previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (4) Expense Limitation Agreement effective May 31, 2000, between the Registrant and Villanova Mutual Fund Capital Trust.

               (a) Amended Exhibit A to Expense Limitation Agreement effective May 31, 2000, as amended December 12, 2001, between the Registrant and Villanova Mutual Fund Capital Trust.

          (5) Expense Limitation Agreement effective August 30, 2000, between the Registrant and Villanova Global Asset Management Trust.

               (a) Amended Exhibit A to Expense Limitation Agreement effective August 30, 2000, as amended December 1, 2001, between the Registrant and Villanova Global Asset Management Trust.

     (i) Opinion and consent of counsel - previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

     (j)  Consent of PricewaterhouseCoopers- Independent Accountants.*

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  Distribution Plan under Rule 12b-1.

     (n)  Rule 18f-3 Plan.

     (p) (1) Code of Ethics for Nationwide Family of Funds previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (2) Code of Ethics for Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust, NorthPointe Capital LLC, Gartmore Global Asset Management Trust, Gartmore Morley Capital Management, Inc. and Gartmore Trust Company.

          (3) Code of Ethics for Nationwide Advisory Services, Inc. previously filed with Post-Effective Amendment to the

               Registration Statement, and herein incorporated by reference.

          (4) Code of Ethics for Villanova Global Asset Management Trust previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (5) Federated Investment Counseling Code of Ethics for Access Persons dated January 1, 2000 previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (6) (a) Gartmore Global Partners Personal Dealing (Personal Securities Transactions) dated March 2000 previously filed with Post- Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (6) (b) Gartmore Global Partners Personal Securities Trading Guidelines - Charlotte and New York dated March 2000 previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (6) (c) Gartmore Global Partners Personal Securities Trading Guidelines - London and Tokyo dated March 2000 previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (7) J.P. Morgan Investment Management, Inc. Code of Ethics previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (8) Lazard Asset Management A Division of Lazard Freres & Co., LLC and Certain Registered Investment Companies Code of Ethics and Personal Investment Policy previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (9) MAS Funds (The "Funds") and Miller Anderson & Sherrerd, LLP ("MAS") and MAS Fund Distribution, Inc. ("MASDI") Code of Ethics previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (10) Mellon Financial Corporation Securities Trading Policy dated July 2000 previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (11) Merrill Lynch Investment Managers (MLIM), Registered Investment Companies and their Investment Advisers and Principal Underwriter Code of Ethics dated Summer 2000 previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (12) Neuberger Berman Management, Inc. ("NB Management") and Neuberger Berman, LLC ("NB") Code of Ethics Amended and Restated August 1,

               2000 previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (13) Sloan Financial Group, Inc. and Subsidiaries NCM Capital Management Group, Inc. and New Africa Advisers, Inc. Code of Ethics and Insider Trading Policy and Procedures previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (14) Strong Schafer Value Fund, Inc., Schafer Capital Management, Inc., Strong Schafer Capital Management, LLC, and Schafer Cullen Capital Management, Inc. Code of Ethics adopted July 13, 2000 previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (15) Smith Graham & Co. Investment Advisors, L.P. Code of Ethics previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (16) Turner Investment Partners, Inc. Personal Trading Policy/Code of Ethics dated February 17, 2000 previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (17) The Strong Family of Mutual Funds, Strong Capital Management Inc., Strong Investments, Inc., and Flint Prairie, L.L.C. Code of Ethics for Access Persons dated April 15, 2001, and previously filed with Post-Effective Amendment No. 44 to the Registration Statement, and herein incorporated by reference.

          (18) Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Austin, Calvert & Flavin, Inc., Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, W&R Funds, Inc., and Target/United Funds, Inc. Code of Ethics as revised May 17, 2000 previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

          (19) Morgan Stanley Dean Witter & Co., indirect parent of Van Kampen Asset Management, Inc., Code of Ethics, dated January 29 2001.*

     (q) (1) Power of Attorney for Joseph J. Gasper, Charles E. Allen, Paula H.J. Cholmondeley, C. Brent Devore, Robert M. Duncan, Barbara Hennigar, Paul J. Hondros, Thomas J. Kerr,IV, Douglas Kridler, Arden L. Shisler, and David C. Wetmore dated January 1, 2001 and previously filed with this Trust's Registration Statement on March 2, 2001.

          (2) Power of Attorney for Joseph J. Gasper dated December 15, 2000 and filed with this Trust's Registration Statement on March 2, 2001 and herein incorporated by reference.

          (3) Power of Attorney for Gerald J. Holland dated March 1, 2001 and filed with this Trust's Registration Statement on March 2, 2001 and herein incorporated by reference.

-------------------------------
* Filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is presently controlled by or under common control with Registrant.

ITEM 25. INDEMNIFICATION

Indemnification provisions for officers, directors and employees of Registrant are set forth in Article X, Section 2 of the Declaration of Trust. See Item 24(b)1 above.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     (a) Gartmore Mutual Fund Capital Trust, ("GMF"), an investment adviser of the Trust, also serves as investment adviser to Gartmore Mutual Funds. The Directors of Gartmore Global Investments, Inc., GMF's managing unitholder and the officers of GMF are as follows:

Joseph J. Gasper Director and President and Chief Operating Officer
-------------------------------------------------------------------
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Nationwide Financial Services, Inc.

Director and Chairman of the Board
----------------------------------
Nationwide Investment Services Corp

Director and Vice Chairman
--------------------------
NorthPointe Capital, LLC
Gartmore Global Investments, Inc.
Nationwide Global Holdings, Inc.

Director
--------
Leben Direkt Insurance Company

Trustee and Chairman
--------------------
Gartmore Variable Insurance Trust
Gartmore Mutual Funds

Donna A. James Director and Senior Vice President -
Chief Human Resources Officer
-----------------------------
Gartmore Global Investments, Inc.

Executive Vice President
Chief Administrative Officer
----------------------------
Nationwide Mutual Insurance Company
Nationwide Financial Services Inc.

W. G. Jurgensen Chief Executive Officer and Director
----------------------------------------------------
Nationwide Mutual Insurance Company
Nationwide Financial Services, Inc.
Cal Farm Insurance Company
Farmland Mutual Insurance Company

Nationwide Mutual Fire Insurance Company
Nationwide Property and Casualty Insurance Company

Chairman and Chief Executive Officer
------------------------------------
Nationwide General Insurance Company
Nationwide Indemnity Company
Gartmore Global Investments, Inc.
Nationwide Investment Services Corporation

Chairman
--------
NorthPointe Capital, LLC
Nationwide Securities, Inc.

Paul J. Hondros Director, President and Chief Executive Officer
---------------------------------------------------------------
Gartmore Investors Services, Inc.
NorthPointe Capital, LLC
Gartmore Global Investments, Inc.
Gartmore Morley Financial Services, Inc.

President and Chief Executive Officer
--------------------------------------
GGartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust

Robert A. Oakley Executive Vice President-Chief Financial Officer
-----------------------------------------------------------------
Nationwide Mutual Insurance Company
Nationwide Mutual Fire Insurance Company
Nationwide General Insurance Company
Nationwide Property and Casualty Insurance Company
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
CalFarm Insurance Company
Farmland Mutual Insurance Company
Nationwide Financial Services, Inc.
Nationwide Investment Services Corporation
Scottsdale Insurance Company
Gartmore Global Investments, Inc.

Executive Vice President, Chief Financial Officer and Director
--------------------------------------------------------------
Nationwide Global Holdings, Inc.
Nationwide Securities, Inc.

Director
--------
NGH Luxembourg, S.A.
Gartmore Global Investments, Inc.

Robert J. Woodward, Jr. Executive Vice President - Chief Investment Officer
---------------------------------------------------------------------------
Nationwide Mutual Insurance Company
Nationwide Mutual Fire Insurance Company
Nationwide General Insurance Company
Nationwide Property and Casualty Insurance Company
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
ALLIED Property and Casualty Insurance Company
CalFarm Insurance Company
Gates, McDonald & Company

Nationwide Financial Services, Inc.
Nationwide Investment Services Corporation
Scottsdale Insurance Company

Director
--------
Nationwide Global Holdings, Inc.

Director and Executive Vice President - Chief Investment Officer
----------------------------------------------------------------
Nationwide Securities, Inc.
Gartmore Global Investments, Inc.
Nationwide Home Mortgage Company

James R. Donatell Executive Vice President - Sales and Marketing
----------------------------------------------------------------
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Morley Financial Services, Inc.

Gregory J. Nowak Executive Vice President - Mergers and Acquisitions
--------------------------------------------------------------------
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust

Young D. Chin Senior Vice President - Chief Investment Officer U.S.
------------------------------------------------------------------
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
NorthPointe Capital, LLC
Gartmore Global Investments, Inc.
Gartmore Global Asset Management Trust

Craig Andrews Senior Vice President - Marketing and Public Communications
-------------------------------------------------------------------------
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust

Kevin S. Crossett Vice President - Associate General Counsel
------------------------------------------------------------
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Nationwide Mutual Insurance Company
Nationwide Mutual Fire Insurance Company
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
NorthPointe Capital, LLC
Gartmore Morley Financial Services, Inc.

Secretary
---------
Gartmore Mutual Funds
Gartmore Variable Insurance Trust

Christopher P. Donigan Vice President - Human Resources
-------------------------------------------------------
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust

Glenn W. Soden Associate Vice President and Secretary
-----------------------------------------------------
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Investments, Inc.
Gartmore Global Asset Management Trust

Carol L. Dove Assistant Treasurer
---------------------------------
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust

Michael D. Maier Assistant Treasurer
------------------------------------
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust

John F. Delaloye Assistant Secretary
------------------------------------
Gartmore Mutual Fund Capital Trust
Gartmore Global Investments, Inc.
Gartmore SA Capital Trust

Treasurer
---------
Gartmore Mutual Funds
Gartmore Variable Insurance Trust

Gerald J. Holland Chief Administrative Officer
----------------------------------------------
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Distribution Services, Inc.
Gartmore Global Asset Management Trust

Peter Chambers Executive Vice President and Global Chief Investment Officer
---------------------------------------------------------------------------
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
NorthPointe Capital LLC
Gartmore Global Asset Management Trust


Except as otherwise noted, the principal business address of any company with which any person specified above is connected in the capacity of director, officer, employee, partner or trustee is One Nationwide Plaza, Columbus, Ohio 43215, except for the following companies:

NorthPointe Capital, LLC
Columbia Center One
10th Floor, Suite 1000
201 West Big Beaver Road
Troy, Michigan 48084

Farmland Mutual Insurance Company
Nationwide Agribusiness Insurance Company
1963 Bell Avenue
Des Moines, Iowa 50315-1000

Scottsdale Insurance Company
8877 North Gainey Center Drive
P.O. Box 4110
Scottsdale, Arizona 85261-4110

Gartmore Morley Financial Services, Inc.
5665 S. W. Meadows Rd. , Suite 400
Lake Oswego, Oregon 97035


(b) Gartmore Global Asset Management Trust ("GGAM"), an investment adviser of the Trust, also serves as an investment adviser to Gartmore Variable Insurance Trust The Directors of Nationwide Global Holdings, Inc. ("NGH"), GGAM's managing unit holder and the officers of GGAM are as follows (see
(a) above for additional information on their other employment):

                                Directors of NGH
                                ----------------
               Joseph J. Gasper          Robert A. Oakley
               Richard D. Headley        Michael S. Helfer
               Michael C. Keller


                                Officers of GGAM
                                ----------------
President and Chief Executive Officer                          Paul J. Hondros
Vice President-Chief Financial Officer and Treasurer           Thomas M. Sipp
Executive Vice President-Global Chief Investment Officer       Peter Chambers
Associate Vice President and Secretary                         Glenn W. Soden
Vice President, Associate General Counsel                      Kevin S. Crossett
Assistant Secretary                                            John F. Delaloye
Assistant Treasurer                                            Carol L. Dove
Assistant Treasurer                                            Michael D. Maier
Senior Vice President-Chief Investment Officer - U.S.          Young D. Chin
Executive Vice President-Sales, Marketing and Distribution     James R. Donatell
Chief Administrative Officer                                   Gerald J. Holland

(c)  Information  for  the  Subadvisers

     (1)  The Dreyfus Corporation

          The Dreyfus Corporation ("Dreyfus") acts as subadviser to the GVIT Small Company Fund, the GVIT Small Cap Value Fund and the Dreyfus GVIT Mid Cap Index Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of Dreyfus, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Dreyfus (SEC File No. 801-8147).

     (2)  Neuberger Berman, LLC

          Neuberger Berman, LLC ("Neuberger Berman") acts as subadviser to the GVIT Small Company Fund and the GVIT Small Cap Growth Fund of the Registrant and investment adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of Neuberger Berman, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Neuberger Berman (SEC File No. 801-3908).

     (3)  Strong Capital Management, Inc.

          Strong Capital Management, Inc. ("Strong"), acts as subadviser to the GVIT Small Company Fund and the Strong GVIT Mid Cap Growth Fund and investment adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of Strong, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Strong (SEC File No. 801-10724).

     (4)  NCM Capital Management Group, Inc.

          NCM Capital Management Group, Inc. ("NCM") is a registered investment adviser which provides investment advisory services to individuals and institutional clients, including acting as subadviser to the Income Fund. NCM also serves as subadviser to other investment companies registered under the Investment Company of 1940; these investment companies are unaffiliated with NCM except as a result of these subadvisory relationships. The list required by Item 26 of Officers and directors of NCM, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years is incorporated by reference to Schedule A and D of Form ADV filed by NCM (SEC File No. 801-28196).

     (5)  Smith Graham & Co. Asset Managers, L.P.

          Smith Graham & Co. Asset Managers, L.P. ("Smith Graham") acts as subadviser to the Income Fund and is a registered investment adviser which offers investment advisory services to corporations, pension and profit sharing plans, as well as foundations, Taft Hartley plans, banks, thrift institutions, trust, estates and/or charitable organizations and individuals. Smith Graham also serves as subadviser to the American Odyssey Short-Term Bond Fund, an investment company registered under the Investment Company of 1940; this investment company is unaffiliated with Smith Graham except as a result of this subadvisory relationship. The list required by Item 26 of Officers and directors of Smith Graham together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years is incorporated by reference to Schedule A and D of Form ADV filed by Smith Graham (SEC File No. 801-36485).

     (6)  Federated Investment Counseling

          Federated Investment Counseling, the Subadviser to Federated GVIT Equity Income Fund and Federated GVIT High Income Bond Fund, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary to Federated Investors. The Subadvisor serves as investment adviser to a number of investment companies and private accounts. Total assets under management or administered by the Subadviser and other subsidiaries of Federated Investors is approximately $110 billion. The list required by Item 26 of Officers and directors of Federated Investment Counseling, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years is incorporated by reference to Schedule A and D of Form ADV filed by Federated Investment Counseling (SEC File No. 801-34611).

     (7) J.P. Morgan Investment Management, Inc. ("JPMIM"), a registered investment adviser, and a wholly owned subsidiary of J. P. Morgan & Co. Incorporated, is subadviser to the Gartmore GVIT Worldwide Leaders Fund. Beginning May 1, 2000, JPMIM will also be subadviser to the J. P. Morgan GVIT Balanced Fund. JPMIM manages employee benefit plans for corporations and unions. JPMIM also provides investment management services for a broad spectrum of other institutional investors, including foundations, endowments, sovereign governments, and insurance companies.

          To the knowledge of the Registrant, none of the directors or executive officers of JPMIM is or has been in the past two fiscal years engaged in any other business or profession, vocation or employment of a substantial nature, except that certain officers and directors of JPMIM also hold various positions with, and engage in business for, J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York, a New York trust company which is also a wholly owned subsidiary of J.P. Morgan & Co. Incorporated.

     (8) Morgan Stanley Investments LP is subadviser to the MAS GVIT Multi Sector Bond Fund. The list required by this Item 26 of the officers and directors of Morgan Stanley Investments LP ("MSI"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedule A and D of Form ADV filed by MSI pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-10437).

     (9) Turner Investment Partners, Inc. ("Turner") is subadviser to the Turner GVIT Growth Focus Fund. The list required by this Item 26 of the officers and directors of Turner, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedule A & D of Form ADV filed by Turner pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-36220).

     (10) Gartmore Global Partners ("Gartmore") acts as subadviser to the Gartmore GVIT Emerging Markets Fund, Gartmore GVIT International Growth Fund, Gartmore GVIT Global Leaders Fund, Gartmore GVIT Global Small Companies, Gartmore GVIT European Leaders Fund, Gartmore GVIT OTC Fund, Gartmore GVIT Asia Pacific Leaders Fund, Gartmore GVIT Global Financial Services Fund and Gartmore GVIT Global Utilities Fund and as investment adviser to certain other clients. The list required by this Item 26 of the officers and directors of Gartmore, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules B and D of Form ADV filed by Gartmore pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48811).

     (11) Waddell & Reed Investment Management Company ("WRIMCO") acts as a subadviser to the GVIT Small Cap Growth Fund and beginning January 5, 2001, will be subadviser to the GVIT Small Company Fund. The list required by this Item 26 of the officers and directors of WRIMCO, together with information as to any other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by WRIMCO (Sec File No. 811-40372).

ITEM 27. PRINCIPAL UNDERWRITERS
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     BISYS
     3435 Stelzer Road
     Columbus, OH 43219

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     (a) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 52 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and State of Ohio, on this 1st day of May, 2002.


                                 GARTMORE VARIABLE INSURANCE TRUST
                                 By: GERALD J. HOLLAND*
                                     -------------------------------------------
                                      Gerald J. Holland, Treasurer

PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 52 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE FIRST DAY OF MAY, 2002.

Signature & Title
-----------------
Principal Executive Officer
  JOSEPH J. GASPER*
-------------------------------------------
Joseph J. Gasper, Trustee and Chairman

Principal Accounting and Financial Officer
GERALD J. HOLLAND*
-------------------------------------------
Gerald J. Holland, Treasurer

CHARLES E. ALLEN*
-------------------------------------------
Charles E. Allen, Trustee

PAULA H.J. CHOLMONDELEY*
-------------------------------------------
Paula H.J. Cholmondeley, Trustee

C. BRENT DEVORE*
-------------------------------------------
C. Brent Devore, Trustee

ROBERT M. DUNCAN*
-------------------------------------------
Robert M. Duncan, Trustee

BARBARA HENNIGAR*
-------------------------------------------
Barbara Hennigar, Trustee

PAUL J. HONDROS*
-------------------------------------------
Paul J. Hondros, Trustee

THOMAS J. KERR, IV*
-------------------------------------------
Thomas J. Kerr, IV, Trustee

DOUGLAS F. KRINDLER*
-------------------------------------------
Douglas F. Kridler, Trustee

ARDEN L. SHISLER*
-------------------------------------------
Arden L. Shisler, Trustee

DAVID C. WETMORE*
-------------------------------------------
David C. Wetmore, Trustee

*BY:

     /s/DINA A. TANTRA
      -------------------------------------
      Dina A. Tantra, Attorney-In Fact

                                  EXHIBIT LIST
                                  ------------


Item Number              Item
-----------              ----

23(d)(5)(m)              Subadvisory Agreement with Van Kampen Asset Management,
                         Inc. for the Comstock GVIT Value Fund.

23(j)                    Consent of Independent Accountants.

23(p)(19)                Code of Ethics - Morgan Stanley Dean Witter & Co.,
                         indirect parent of Van Kampen Asset Management, Inc., dated January 29 2001.

                                                             EXHIBIT 23(D)(5)(M)

                              SUBADVISORY AGREEMENT
                             ----------------------

     THIS AGREEMENT is made and entered into on this 1st day of May, 2002, among GARTMORE VARIABLE INSURANCE TRUST, a Massachusetts business trust (the "Trust"), GARTMORE MUTUAL FUND CAPITAL TRUST (the "Adviser") a Delaware business trust registered under the Investment Advisers Act of 1940 (the "Advisers Act"), and Van Kampen Asset Management Inc., a Delaware corporation (the "Subadviser"), also registered under the Advisers Act.

                          W  I  T  N  E  S  S  E  T  H:

     WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Adviser has, pursuant to an Advisory Agreement with the Trust dated as of October 31, 1997 (the "Advisory Agreement") as subsequently amended, been retained to act as investment adviser for certain of the series of the Trust which are listed on Exhibit A to this Agreement (each, a "Fund");

WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

     WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Trust's assets which the Adviser will assign to the Subadviser (the "Subadviser Assets"), and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

     NOW,  THEREFORE,  the  parties  do  mutually  agree and promise as follows:

     1.     Appointment  as  Subadviser.  The  Adviser  hereby  retains  the
            ---------------------------
Subadviser to act as investment adviser for and to manage the Subadviser Assets subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates now act, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Trust have no objection to such activities.

     2.   Duties of Subadviser.
           ----------------------

          (a)  Investments. The Subadviser is hereby authorized and directed and
               -----------
     hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Trust's Board of Trustees, to purchase, hold and sell investments for the Subadviser Assets and to monitor on a continuous basis the performance of the Subadviser Assets. In providing these services, the Subadviser will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser's activities under this Agreement, including, without limitation, information concerning a Fund, their funds available, or to become available, for investment and generally as to the conditions of a Fund's or Trust's affairs.


          (b)  Compliance  with  Applicable Laws and Governing Documents. In the
                ----------------------------------------------------------
     performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Trust's Declaration of Trust and By-Laws and the Prospectus and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund's overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the duties of the Subadviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

          The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M and Section 817(h) of the Code. In connection with such compliance tests, the Adviser shall inform the Subadviser within ten (10) business days of a calendar quarter end if the Subadviser is out of compliance with the diversification requirements under either Subchapter M or Section 817(h). If the Adviser notifies the Subadviser that it is not in compliance with the requirements noted above, the Subadviser will take prompt action to bring the Fund back into compliance within the time permitted under the Code.

          The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes. The Adviser acknowledges and agrees that the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus or in the Trust's Registration Statement on Form N-1A.

          (c)  Voting  of  Proxies. The Subadviser shall have the power to vote,
               -------------------
     either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto. If both the Subadviser and another entity managing assets of a Fund have invested in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the security.

          (d)   Agent. Subject to any other written instructions of the Adviser
                -----
     or the Trust, the Subadviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

          (e)   Brokerage.  The  Subadviser  is  authorized,  subject  to  the
                ---------
     supervision of the Adviser and the Trust's Board of Trustees, to establish and maintain accounts on behalf of each Fund with, and place orders for the purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers ("brokers") as Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust's Board of Trustees prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund's account with brokers selected by the Subadviser. In the selection of such brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for a Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of each Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Fund investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

          It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for, or disposed of by, the Fund.

          (f)  Securities Transactions. The Subadviser and any affiliated person
               ------------------------
     of the Subadviser will not purchase securities or other instruments from or sell securities or other instrument to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

          The Subadviser, including its Access Persons (as defined in subsection
     (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser's Code of Ethics with respect to the Subadviser Assets or (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

          (g)  Books and Records.  The  Subadviser  shall  maintain  separate
               -----------------
     detailed records of all matters pertaining to the Subadviser Assets (the "Fund's Records"), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund's Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund's Records under the Advisers Act or other applicable law. The Fund's Records (relating to the Subadviser Assets) shall be available to the Adviser at any time upon reasonable request during normal business hours and shall be available for telecopying without delay to the Adviser during any day that the Fund is open for business.

          (h)  Information  Concerning  Subadviser  Assets  and Subadviser. From
                ----------------------------------------------------------
     time to time as the Adviser or the Trust may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Subadviser Assets held in the portfolio, all in such detail as the Adviser or the Trust may reasonably request. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon reasonable request, the Subadviser will make available its officers and employees to meet with the Trust's Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and in person on a less frequent basis as agreed upon by the parties.

          The Subadviser will also provide such information or perform such additional acts as are customarily performed by a subadviser and may be required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act of 1933, as amended (the "Securities Act"), and any rule or regulation thereunder.

          (i)  Custody  Arrangements.  The Subadviser shall on each business day
               ---------------------
     provide the Adviser and the Trust's custodian such information as the Adviser and the Trust's custodian may reasonably request relating to all transactions concerning the Subadviser Assets.

          (j)  Historical  Performance Information. To the extent agreed upon by
               -------------------------------------
     the parties, the Subadviser will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

     3.  Independent Contractor. In the performance of its duties hereunder, the
         ----------------------
Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

     4.     Expenses.  During  the  term  of  this  Agreement,  Subadviser will
            --------
pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust's, the Fund's or Adviser's expenses, which shall include, but not be limited to, organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission (the "SEC"); expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Funds or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

     5.     Compensation.  For  the  services  provided and the expenses assumed
            ------------
with respect to a Fund pursuant to this Agreement, the Subadviser will be entitled to the fee listed for each Fund on Exhibit A. Such fees will be computed daily and payable no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets' average daily net assets.

The method of determining net assets of the Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the Shares as described in the Fund's Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect.

     6.     Representations  and  Warranties  of  Subadviser.  The  Subadviser
            ------------------------------------------------
represents  and  warrants  to  the  Adviser  and  the  Trust  as  follows:

          (a) The Subadviser is registered as an investment adviser under the Advisers Act;

          (b) The Subadviser is registered as a Commodity Trading Advisor under the Commodity Exchange Act (the "CEA") with the Commodity Futures Trading Commission (the "CFTC"), or is not required to file such registration;

          (c) The Subadviser is a corporation duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

          (d) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadvisers for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

          (e) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     7.     Representations  and  Warranties of Adviser.  The Adviser represents
            -------------------------------------------
and warrants to the Subadviser as follows:

          (a) The Adviser is registered as an investment adviser under the Advisers Act;

          (b)     The  Adviser  has filed a notice of exemption pursuant to Rule
     4.14 under the CEA with the CFTC and the National Futures Association or is not required to file such exemption;

          (c) The Adviser is a business trust duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

          (d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its shareholders or managing unitholder, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (e) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (f) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV prior to the execution of this Agreement; and

          (g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

     8.     Representations  and  Warranties of the Trust.  The Trust represents
            ----------------------------------------------
and  warrants  to  the  Adviser  and  the  Subadviser  as  follows:


          (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with the power to own and possess its assets and carry on its business as it is now being conducted;

          (b) The Trust is registered as an investment company under the 1940 Act and the Fund's shares are registered under the Securities Act; and

          (c) The execution, delivery and performance by the Trust of this Agreement are within the Trust's powers and have been duly authorized by all necessary action on the part of the Trust and its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

     9.     Survival  of  Representations  and  Warranties;  Duty  to  Update
            -----------------------------------------------------------------
Information.  All  representations  and  warranties  made by the Subadviser, the
-----------
Adviser and the Trust pursuant to Sections 6, 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

     10.     Liability  and  Indemnification.
             -------------------------------

          (a)     Liability.  The Subadviser shall exercise its best judgment in
                  ---------
     rendering the services in accordance with the terms of this Agreement. In the absence of wilful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if any, who within the meaning of the Securities Act controls the Subadviser ("Controlling Persons") shall not be liable for any error of judgment or mistake of law and shall not be subject to any expenses or liability to the Adviser, any other subadviser to a Fund, the Trust or a Fund or any of a Fund's shareholders, in connection with the matters to which this Agreement relates. Except as set forth in
     (c) below, the absence of wilful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser's Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets; provided, however, that nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

          (b)     Indemnification.  The  Subadviser  shall  indemnify  the
                  ---------------
     Adviser, the Trust and each Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including reasonable attorneys' fees, which the Adviser, the Trust and a Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser's wilful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. Notwithstanding any other provision in this Agreement, the Subadviser will indemnify the Adviser, the Trust and each Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including reasonable attorneys' fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Subadviser concerning the Subadviser's composite account data or historical performance information on similarly managed investment companies or accounts, except that the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons shall not be indemnified for a loss or expense resulting from their negligence, willful misconduct in using such numbers, or for their failure to conduct reasonable due diligence with respect to such information.

          The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Adviser's wilful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

          (c) The Subadviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other subadviser to a Fund with respect to the portion of the assets of that Fund not managed by Subadviser or (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information withrespect to any records maintained by the Adviser or any other subadviser to a Fund, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request. The Adviser agrees that Subadviser shall manage the Subadviser Assets as if they were a separate operating Fund as set forth in Section 2(b) of this Agreement. The Adviser shall indemnify the Subadviser, its Affiliates and Controlling Persons from any liability arising from the conduct of the Adviser and any other subadviser with respect to the portion of the Fund's assets not allocated to the Subadviser.

11.     Duration  and  Termination.
        --------------------------

              (a)     Duration.  Unless  sooner  terminated,  this  Agreement
                      --------
          shall continue until May 1, 2004, with respect to any Fund covered by the Agreement initially and for an initial two-year period for any Fund subsequently added to the Agreement, and thereafter shall continue automatically for successive annual periods with respect to each such Fund, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

              (b)     Termination.  Notwithstanding  whatever may be provided
                     -----------
          herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

                    (i) By vote of a majority of the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon at least 60 days' written notice to the Subadviser;

                    (ii) By any party hereto immediately upon written notice to the other parties in the event of a breach of any provision of this Agreement by either of the other parties; or

                    (iii) By the Subadviser upon at least 60 days' written notice to the Adviser and the Trust.

     This  Agreement  shall not be assigned (as such term is defined in the 1940
     Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

     12.     Duties  of  the  Adviser.  The  Adviser  shall  continue  to  have
             ------------------------
responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

     13.     Reference  to  Adviser  and  Subadviser.
             ---------------------------------------

          (a) Neither the Adviser nor any Affiliate or agent of it shall make reference to or use the name of Subadviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Subadviser to a Fund, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any Affiliate thereof to satisfy the foregoing obligation.

          (b) Neither the Subadviser nor any Affiliate or agent of it shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to a Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of it to satisfy the foregoing obligation.

     14.     Amendment.  This  Agreement may be amended by mutual consent of the
             ---------
parties, provided that the terms of any material amendment shall be approved by:
a) the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Funds (as required by the 1940 Act) and b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     15.     Confidentiality.  Subject  to  the duties of the Adviser, the Trust
             ---------------
and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof.

     16.     Notice.  Any  notice that is required to be given by the parties to
             ------
each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

          (a)  If  to  the  Subadviser:

               Van  Kampen  Asset  Management  Inc.
               1  Parkview  Plaza
               Oakbrook  Terrace,  IL  60181-5555
               Attention:  Legal  Department
               Facsimile:  (630)  684-     8395

          (b)  If  to  the  Adviser:

               Gartmore  Mutual  Fund  Capital  Trust
               1200  River  Road
               Conshohocken,  PA  19428
               Attention:  Legal  Department
               Facsimile:  (484)  530-1323

          (c)  If  to  the  Trust:

               Gartmore  Variable  Insurance  Trust
               1200  River  Road
               Conshohocken,  PA  19428
               Attention:  Legal  Department
               Facsimile:  (484)  530-1323

     16.     Jurisdiction.  This Agreement shall be governed by and construed to
             ------------
be consistent with the Advisory Agreement and in accordance with substantive laws of the Commonwealth of Massachusetts without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

     17.     Counterparts.  This  Agreement  may  be  executed  in  one  or more
             ------------
counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

     18.     Certain Definitions.  For the purposes of this Agreement and except
             -------------------
as otherwise provided herein, "interested person," "affiliated person," and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

     19.     Captions.  The  captions  herein  are  included  for convenience of
             --------
reference only and shall be ignored in the construction or interpretation hereof.

     20.     Severability.  If  any provision of this Agreement shall be held or
             ------------
made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     21.     Gartmore  Variable  Insurance  Trust  and  its  Trustees. The terms
             --------------------------------------------------------
"Gartmore Variable Insurance Trust" and the "Trustees of Gartmore Variable Insurance Trust" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of June 30, 1981, as has been or may be amended from time to time, and to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name or on behalf thereof by any of Gartmore Variable Insurance Trust's Trustees, representatives, or agents are not made individually, but only in their capacities with respect to Gartmore Variable Insurance Trust. Such obligations are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the assets of the Trust. All persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                   TRUST
                                   GARTMORE  VARIABLE  INSURANCE  TRUST


                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:

                                   ADVISER
                                   GARTMORE  MUTUAL  FUND  CAPITAL  TRUST


                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:

                                   SUBADVISER
                                   VAN  KAMPEN  ASSET  MANAGEMENT  INC.


                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:

                                    EXHIBIT A
                              SUBADVISORY AGREEMENT
                   BETWEEN GARTMORE VARIABLE INSURANCE TRUST,
                     GARTMORE MUTUAL FUND CAPITAL TRUST AND
                        VAN KAMPEN ASSET MANAGEMENT INC.
                              EFFECTIVE MAY 1, 2002

Funds  of  the  Trust            Subadvisory  Fees              Effective  Date
---------------------            -----------------              ---------------

Comstock  GVIT  Value  Fund  0.35% on Subadviser Assets up to    May 1, 2002
                             $50  million

                             0.30%  for  Subadviser  Assets  of  $50
                             million  and  more,  but  less  than  $250
                             million

                             0.25%  for  Subadviser  Assets  of  $250
                             million  and  more,  but  less  than  $500
                             million

                             0.20%  for  Subadviser  Assets  of  $500
                             million  and  more

                                   TRUST
                                   GARTMORE  VARIABLE  INSURANCE  TRUST


                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:

                                   ADVISER
                                   GARTMORE  MUTUAL  FUND  CAPITAL  TRUST


                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:

                                   SUBADVISER
                                   VAN  KAMPEN  ASSET  MANAGEMENT  INC.


                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:

                                                                   EXHIBIT 23(j)

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A (File No. 2-73024) of our report dated February 22, 2002 relating to the financial statements and financial highlights which appears in the December 31, 2001 Annual Report to Shareholders of Gartmore GVIT Total Return Fund, Gartmore GVIT Growth Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund, Gartmore GVIT Money Market Fund II, J.P. Morgan GVIT Balanced Fund, Gartmore GVIT Worldwide Leaders Fund, Comstock GVIT Value Fund, Federated GVIT High Income Bond Fund, MAS GVIT Multi Sector Bond Fund, Dreyfus GVIT Mid Cap Index Fund, Strong GVIT Mid Cap Growth Fund, GVIT Small Cap Growth Fund, GVIT Small Cap
Value Fund, Nationwide GVIT Strategic Value Fund, GVIT Small Company Fund, Gartmore GVIT Millennium Growth Fund, Gartmore GVIT Global Technology and Communications Fund, Turner GVIT Growth Focus Fund, Gartmore GVIT Emerging Markets Fund, Gartmore GVIT International Growth Fund, Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT Investor Destinations Aggressive Fund, Gartmore GVIT Investor Destinations Moderately Aggressive Fund, Gartmore GVIT Investor Destinations Moderate Fund, Gartmore GVIT Investor Destinations Moderately Conservative Fund, Gartmore GVIT Investor Destinations Conservative Fund, Gartmore GVIT U.S. Growth Leaders Fund, Gartmore GVIT Global Utilities Fund, Gartmore GVIT Global Financial Services Fund and Gartmore GVIT Nationwide Fund (thirty one portfolios constituting Gartmore Variable Insurance Trust, formerly the Nationwide Separate Account Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to our Firm under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.





Columbus, DOhio
April 30, 2002

                                                               EXHIBIT 23(P)(19)


                   MORGAN STANLEY DEAN WITTER ASSET MANAGEMENT


CODE  OF  ETHICS


--------------------------------
(Print Name)


MORGAN  STANLEY  DEAN  WITTER  ADVISORS  INC.
MORGAN  STANLEY  DEAN  WITTER  INVESTMENT  MANAGEMENT  INC.
MORGAN  STANLEY  DEAN  WITTER  INVESTMENT  GROUP  INC.
MORGAN  STANLEY  DEAN  WITTER  INVESTMENT  MANAGEMENT  LIMITED
MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT COMPANY
MORGAN STANLEY ASSET & INVESTMENT TRUST MANAGEMENT CO., LIMITED
MORGAN  STANLEY  DEAN  WITTER  INVESTMENT  MANAGEMENT  PRIVATE  LIMITED
MORGAN  STANLEY  DEAN  WITTER  DISTRIBUTORS  INC.
MILLER  ANDERSON  &  SHERRERD,  LLP
MORGAN  STANLEY  &  CO.  INCORPORATED
MAS  FUND  DISTRIBUTION,  INC.
MORGAN  STANLEY  DEAN  WITTER  SERVICES  COMPANY  INC.

Effective  January  29,  2001

I.   Introduction
     ------------

Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM"), Morgan Stanley Dean Witter Investment Group Inc. ("MSDWIG"), Morgan Stanley Dean Witter Investment
Management Limited ("MSDWIM-Ltd"), Morgan Stanley Dean Witter Investment Management Company ("MSDWIM-Singapore"), Morgan Stanley Asset & Investment Trust Management Co., Limited ("MSAITM-Tokyo"), Morgan Stanley Dean Witter Investment Management Private Limited ("MSDWIM-Mumbai") and Miller Anderson & Sherrerd, LLP ("MAS") (each, an "MSDW Affiliated Adviser" and collectively, the "MSDW Affiliated Advisers") are subsidiaries of Morgan Stanley Dean Witter & Co. ("MSDW"). Each MSDW Affiliated Adviser, except for MSDWIG, is an investment adviser or manager of certain registered investment companies (each a "Fund", and collectively, the "Funds"). The MSDW Affiliated Advisers also serve as investment advisers to other clients, including institutional clients and individuals (each, a "Managed Account" and collectively, the "Managed Accounts").

This Code of Ethics (the "Code") is adopted by each MSDW Affiliated Adviser in keeping with the general principles and objectives set forth in Sections II. and
III. below, and to enforce the highest legal and ethical standards in light of their fiduciary obligations to the shareholders of the Funds and the Managed Accounts. It has also been adopted by: (i) Morgan Stanley Dean Witter Services Company Inc. ("Services"), a wholly owned subsidiary of MSDW Advisors; and (ii) Morgan Stanley Dean Witter Distributors Inc., and Morgan Stanley & Co. Incorporated, each

                                                               EXHIBIT 23(p)(19)


a wholly-owned subsidiary of MSDW, and MAS Fund Distribution, Inc., a wholly-owned subsidiary of MAS (each, a "Distributor" and collectively, the "Distributors"), to apply to their directors, officers and employees who are Access Persons or Covered Employees (as those terms are defined in Section IV. below).

The directors, officers and employees of each MSDW Affiliated Adviser, Services and the Distributors are also referred to the "Morgan Stanley Dean Witter Code of Conduct - Securities and Asset Management Businesses" (the "Code of Conduct"), the requirements of which they are subject to.

II.  General  Principles
     -------------------

     A.   Shareholder  and  Client  Interests  Come  First
          ------------------------------------------------

          Every Employee (as defined in Section IV. below) of an MSDW Affiliated Adviser, Services and the Distributors owes a fiduciary duty to the shareholders of the Funds and to the Managed Accounts. This means that in every decision relating to investments, every Employee must recognize the needs and interests of the Fund shareholders and the Managed Accounts, and be certain that at all times the interests of the shareholders and other clients are placed ahead of any personal interest.

     B.   Avoid  Actual  and  Potential  Conflicts  of  Interest
          ------------------------------------------------------

          The restrictions and requirements of this Code are designed to prevent behavior which actually or potentially conflicts, or raises the appearance of actual or potential conflict, with the interests of the Fund shareholders or the Managed Accounts. It is of the utmost importance that the Personal Securities Transactions (as defined in Section VI., sub-section A., below) of Employees of each MSDW Affiliated Adviser, Services and the Distributors be conducted in a manner consistent with both the letter and spirit of this Code, including these principles, to ensure the avoidance of any such conflict of interest, or abuse of an individual's position of trust and responsibility.

     C.   Avoid  Undue  Personal  Benefit
          -------------------------------

          Employees of each MSDW Affiliated Adviser, Services and the Distributors must ensure that they do not acquire undue personal benefit or advantage as a result of the performance of their duties as they relate to the Funds or the Managed Accounts.

III. Objective
     ---------

     Rule 17j-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), makes it unlawful for certain persons associated with investment advisers or principal underwriters of investment companies to engage in conduct which is deceitful,

                                                               EXHIBIT 23(p)(19)


     fraudulent, or manipulative, or which involves false or misleading statements or omissions of material facts, in connection with the purchase or sale of a security held or proposed to be acquired by a registered investment company. In addition, Section 204A of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), requires investment advisers to establish, maintain and enforce written policies and procedures designed to prevent misuse of material non-public information. The objective of this Code is to maintain the behavior of Employees within the general principles set forth above, as well as to prevent such persons from engaging in conduct proscribed by Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act. The designated Compliance Group for each MSDW Affiliated Adviser (each, a "Local Compliance Group") will identify all Access Persons and Covered Employees and notify them of their pre-clearance and reporting obligations at the time they become an Access Person or a Covered Employee.

IV.  Access  Persons  and  Covered  Employees
     ----------------------------------------

     "Access Persons" shall include all persons falling within such definition under Rule 17j-1 and, such other persons that may be so deemed by the Local Compliance Group including: (a) all directors, officers and employees of an MSDW Affiliated Adviser, Services or the Distributors (b) any employee of a company in a control (as defined in Section2(a)(9) of the 1940 Act) relationship to MSDW Affiliated Adviser who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Covered Securities (as defined herein) by a Fund, or whose functions related to the making of any recommendations with respect to the purchases or sales; and (c) any natural person in a control relationship to an MSDW Affiliated Adviser who obtains information concerning recommendations made to a Fund with regard to the purchase or sale of Covered Securities by the Fund. However, Individuals who meet the following criteria shall not be deemed access persons: (i) directors and officers of the Distributors that do not devote substantially all of their working time to the activities of an MSDW Affiliated Adviser or Services;
     (ii) directors and officers of the Distributors that do not, in connection with their regular functions and duties, participate in, obtain information with respect to, or make recommendations as to, or make the purchase and sale of securities on behalf of a Fund or Managed Account; and (iii) directors and officers of Distributors that do not have access to information regarding the day-to-day investment activities of an MSDW Affiliated Adviser; such persons are, however, subject to the Code of Conduct. In addition, any Employee of MSDWIM, MSDWIG, MSDWIM-Ltd., MSDWIM-Singapore, MSAITM-Tokyo, MSDWIM-Mumbai or MAS who is not an officer and does not in connection with their regular functions and duties, participate in, obtain information with respect to, make recommendations as to, or make the purchase and sale of securities on behalf of a Fund or Managed Account (a "Covered Employee") shall be exempt from the requirements contained in Section VI., sub-section D.2.(a) (Initial Listing of Securities Holdings and Brokerage Accounts Report), but shall otherwise remain subject to all other provisions contained herein pertaining to Access Persons. Access Persons and Covered Employees of each MSDW Affiliated Adviser, Services or the Distributors on leave of absence will not be subject to the pre-clearance and reporting provisions of the Code,

                                                               EXHIBIT 23(p)(19)


     provided that during the leave period the Access Person or Covered Employee does not engage in activities of the nature described in (ii) and (iii) above. Access Persons and Covered Employees will be referred to collectively as "Employees" throughout this Code to the extent they are subject to the same requirements or restrictions.

V.   Grounds  for  Disqualification  from  Employment
     ------------------------------------------------

     Pursuant to the terms of Section 9 of the 1940 Act, no director, officer or employee of an MSDW Affiliated Adviser, Services or the Distributors may become, or continue to remain, an officer, director or employee without an exemptive order issued by the Securities and Exchange Commission if such director, officer or employee:

     A. within the past ten years has been convicted of any felony or misdemeanor (i) involving the purchase or sale of any security; or
          (ii) arising out of their conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company or entity or person required to be registered under the Commodity Exchange Act; or

     B.   is  or  becomes permanently or temporarily enjoined by any court from:
          (i) acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company or entity or person required to be registered under the Commodity Exchange Act; or (ii) engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

     It is your obligation to immediately report any conviction or injunction falling within the foregoing provisions to the Chief Legal Officer of MSDW Asset Management.

VI.  Personal  Securities  Transactions
     ----------------------------------

     A.   Prohibited  Conduct
          -------------------

          No Employee shall buy or sell any "Covered Security" (defined as all securities, including any option to purchase or sell, and any security convertible into or exchangeable for such securities, with the exception of those described in sub-section C.3.) for his/her own account or for an account in which the individual has, or as a result of the transaction acquires, any direct or indirect "beneficial ownership" (as defined in sub-section C. 4.) (referred to herein as a "Personal Securities Transaction") unless:

                                                               EXHIBIT 23(p)(19)


          1.   pre-clearance  of  the  transaction  has  been  obtained;  and

          2. the transaction is reported in writing to the Local Compliance Group in accordance with the requirements of sub-section D. below.


     B.   Restrictions  and  Limitations  on  Personal  Securities  Transactions
          --------------------------------------------------------------------

          Except where otherwise indicated, the following restrictions and limitations govern investments and personal securities transactions by
          Employees:

          1. Covered Securities purchased may not be sold until at least 30 calendar days from the purchase trade date and may not be sold at a profit until at least 60 calendar days from the purchase trade date. Covered Securities sold may not be repurchased until at least 30 calendar days from the sale trade date. In addition, Covered Securities sold may not be purchased at a lower price until at least 60 calendar days from the sale trade date. Any violation may result in disgorgement of all profits from the transactions as well as other possible sanctions.

          2.   No  short  sales  are  permitted.

          3. No transactions in options or futures are permitted, except that listed options may be purchased, and covered calls written. No option may be purchased or written if the expiration date is less than 60 calendar days from the date of purchase. No option position may be closed at a profit less than 60 calendar days from the date it is established.

          4. No Employee may acquire any security in an initial public offering (IPO) or any other public underwriting. No Employee shall purchase shares of an investment company that is managed by an MSDW Affiliated Adviser if such investment company is not generally available to the public.

          5a. Private placements of any kind may only be acquired with special permission from the Code of Ethics Review Committee (described in
               Section VII. below) and, if approved, will be subject to continuous monitoring by the Local Compliance Group for possible future conflict. Any Employee wishing to request approval for private placements must complete a Private Placement Approval Request Form and submit the form to the Local Compliance Group. A copy of the Private Placement Approval Request Form, which may be revised from time to time, is attached as EXHIBIT A. Where the
                                                            ---------
               Code of Ethics Review Committee approves any acquisition of a private placement, its decision and reasons for supporting the decision will be documented in a written report, which is to be kept for five years by the Local Compliance Group after the end of the fiscal year in which the approval was granted.

                                                               EXHIBIT 23(p)(19)


          5b. Any Employee who has a personal position in an issuer through a private placement must affirmatively disclose that interest if such person is involved in consideration of any subsequent investment decision by a Fund or Managed Account regarding any security of that issuer or its affiliate. In such event, the President or Chief Investment Officer of MSDW Asset Management shall independently determine the final investment decision. Written records of any such circumstance shall be sent to the Local Compliance Group and maintained for a period of five years after the end of the fiscal year in which the approval was granted.

          6. U.S. Employees are permitted to trade only between the hours of 9:30 a.m. and 4:00 p.m. (Eastern Standard Time). Employees outside the U.S. may execute trades (i) only during the time markets in the jurisdiction in which they are located are open if the trade is being executed in that market, or another market that has overlapping trading hours or (ii) in markets which open after the close of the market in which the Employee is located, by the next close of trading in that other market.

Restriction 7a. applies only to MSDW Affiliated Advisers' portfolio managers and research analysts (and all persons reporting to portfolio managers and research analysts). Restriction 7b. applies only to personnel in the trading department of each MSDW Affiliated Adviser.

          7a. No purchase or sale transaction may be made in any covered security or related security by any portfolio manager or research analyst (or person reporting to a portfolio manager or research analyst) for a period of seven (7) calendar days before or after that covered security or related security is bought or sold by any Fund (other than Morgan Stanley Dean Witter Value-Added Market Series, Morgan Stanley Dean Witter Select Dimensions Investment Series - Value-Added Market Portfolio, and Morgan Stanley Dean Witter index funds, or Portfolios) or any Managed Account for which such portfolio manager or research analyst (or person reporting to a portfolio manager or research analyst) serves in that capacity.

          7b. No purchase or sale transaction may be made in any covered security or related security traded through the appropriate MSDW Affiliated Adviser's trading desk(s) (as determined by the Local Compliance Group) by any person on that trading desk on the same day that any Fund (other than Morgan Stanley Dean Witter Value-Added Market Series, Morgan Stanley Dean Witter Select Dimensions Investment Series-Value-Added Market Portfolio, and Morgan Stanley Dean Witter index funds, or Portfolios) or any Managed Account has a pending purchase or sale order in that same covered security or related security.

          7c. Any transaction by persons described in sub-sections 7a. and 7b. above within such enumerated period may be required to be reversed, if applicable, and any profits or, at the discretion of the Code of Ethics Review Committee, any differential between the sale price of the individual security transaction and the subsequent purchase or sale price by a relevant Fund or Managed Account during the enumerated period, will be subject to disgorgement; other sanctions may also be applied.

          8. No Employee of an MSDW Affiliated Adviser shall purchase or sell any Covered Security which to their knowledge at the time of such purchase or sale: (i) is being considered for purchase or sale by a Fund or a Managed Account; or (ii) is being purchased or sold by a Fund or a Managed Account. With respect to MSDW Affiliated Advisers' portfolio managers and research analysts (and all persons reporting to portfolio managers and research analysts), no such persons may purchase shares of a closed-end investment company over which such person exercises investment discretions.

          IMPORTANT:  Regardless  of  the  limited applicability of Restrictions
          ---------
          7.a., and 7.b., each MSDW Affiliated Adviser's Compliance Group monitors all transactions by its Employees in all locations in order to ascertain any pattern of conduct that may evidence actual or potential conflicts with the principles and objectives of this Code, including a pattern of frontrunning. The Compliance Group for each MSDW Affiliated Adviser, Services and each Distributor: (i) on a quarterly basis, will provide the Boards of Directors/Trustees of the Funds it manages with a written report that describes any issues that arose during the previous quarter under this Code and, if applicable, any Funds' Sub-Adviser's Code of Ethics, including but not limited to, information about material violations and sanctions imposed in response to the material violations; and (ii) on an annual basis, will certify that each MSDW Affiliated Adviser, Services and each Distributor has adopted procedures reasonably necessary to prevent its Employees from violating this Code. Also, as stated elsewhere in this Code, any violation of the foregoing restrictions may result in disgorgement of all profits from the transactions as well as other possible sanctions.

     C.   Pre-Clearance  Requirement
          --------------------------

          1.   Procedures
               ----------

               (a)  From  Whom  Obtained
                    --------------------

                    Subject to the limitations and restrictions set forth in sub-section B. above, all Employees are required to obtain pre-clearance of a Personal Securities Transaction by: (i) confirming that no open orders exist in the same or related security with the appropriate trading desk(s) (as determined by the Local Compliance Group); and (ii) having the transaction approved by the Local Compliance Group.

                                                               EXHIBIT 23(p)(19)


                    Portfolio managers and research analysts (or persons reporting to portfolio managers or research analysts) seeking approval for a Personal Securities Transaction must obtain an additional approval signature from a designated Senior Portfolio Manager. Trading desk personnel at any MSDW Affiliated Adviser seeking approval for a Personal Securities Transaction must obtain an additional approval signature from their immediate supervisor.

                    A copy of the Personal Securities Transaction Approval Form, which may be revised from time to time, is attached as EXHIBIT B.
                    ---------

                    Each Local Compliance Group has implemented procedures reasonably designed to monitor purchases and sales effected pursuant to the aforementioned pre-clearance procedures.

               (b)  Time  of  Pre-clearance
                    -----------------------

                    All approved securities transactions, whether executed through an MSDW brokerage account (as defined below) or an MSDW Online account, must take place: (i) for U.S. employees, prior to 4:00 p.m. (Eastern Standard Time) on the same day that the complete pre-clearance is obtained and
                    (ii) for Employees located outside the U.S., as described in
                    Section VI., sub-section B.6. If the transaction is not completed on such date, a new pre-clearance must be obtained, including one for any uncompleted portion of a transaction. Post-approval is not permitted under the Code. Any trade that is determined to have been completed before approval will be considered a violation of this Code.


               (c)  Permitted  Brokerage  Accounts
                    ------------------------------

                    ALL SECURITIES TRANSACTIONS MUST BE MADE THROUGH A MORGAN STANLEY DEAN WITTER BROKERAGE ACCOUNTMSDW BROKERAGE ACCOUNT SHALL MEAN AN ACCOUNT WITH AN AFFILIATED MSDW BROKER IN THE EMPLOYEE'S LOCAL JURISDICTION. (AN "MSDW BROKERAGE ACCOUNT") OR AN MSDW ONLINE ACCOUNT. NO OTHER BROKERAGE ACCOUNTS ARE PERMITTED UNLESS SPECIAL PERMISSION IS OBTAINED FROM THE LOCAL COMPLIANCE GROUP. If you maintain accounts outside of MSDW, you must transfer your accounts to an MSDW brokerage account or an MSDW Online account as soon as practical (generally thirty days or less). Failure to do so will be considered a significant violation of the Code. In the event permission to maintain an outside brokerage account is granted by the Local Compliance Group, it is the responsibility of the Employee to arrange for duplicate confirmations of all securities transactions


---------------
1    MSDW  brokerage  account  shall  mean  an  account with and affiliated MSDW broker  in  the  Employee's  local  jurisdiction.

                                                               EXHIBIT 23(p)(19)


                    and monthly brokerage statements to be sent to the Local Compliance Group.

                    Prior to opening an MSDW brokerage account or an MSDW Online account, Employees must obtain approval from their Local Compliance Group. No Employee may open a brokerage account unless a completed and signed copy of an MSDW Employee Account Request Form is submitted to the Local Compliance Group for approval. No Employee may open an MSDW Online account unless a completed and signed copy of an MSDW Employee Account Request Form is submitted to the Local Compliance Group for approval. In addition, no Employee may apply electronically for an MSDW Online Account. A copy of the MSDW Employee Account Request Form, which may be revised from time to time, is attached as EXHIBIT C.
                                                             ---------

               (d)  Personal  Securities  Transaction  Approval  Form
                    -------------------------------------------------

                    Pre-clearance must be obtained by completing and signing the Personal Securities Transaction Approval Form provided for that purpose and obtaining the proper pre-clearance signatures, as indicated in sub-section C.1.(a). The form must also indicate, as applicable, the name of the individual's Financial Advisor, the Branch Office Number, or whether the account is an MSDW Online Account, as well as other required information.

                    If you have more than one account under your control, you must indicate on the approval sheet for which account the trade is intended. Additionally, unless your Local Compliance Group has informed you that it will obtain information directly from the MSDW affiliate(s) where you maintain your account or MSDW Online containing substantially the same information as trade confirms and account statements, please advise the MSDW affiliate(s) where you maintain your account or MSDW Online to have duplicate copies of your trade confirms and account statements sent to the Local Compliance Group for each account an Employee has, or as a result of the transaction acquires, any direct or indirect beneficial ownership. (as defined in sub-section C.4.)

               (e)  Filing
                    ------

                    After all required signatures are obtained, the Personal Securities Transaction Approval Form must be filed with the Local Compliance Group by noon of the day following execution of the trade for filing in the respective individual's Code of Ethics file. The Employee should

                                                               EXHIBIT 23(p)(19)


                    retain a copy for his/her records. (The Local Compliance Group will also retain a copy of the form if a pre-clearance request is denied.)

          2.   Factors  Considered  in  Pre-Clearance  of  Personal  Securities
               ----------------------------------------------------------------
               Transactions
               ------------

               In addition to the requirements set forth under sub-section C.1.(a) above, the Local Compliance Group and/or, if applicable, designated Senior Portfolio Manager/immediate trading room supervisor (as appropriate), in keeping with the general principles and objectives of this Code, may refuse to grant pre-clearance of a Personal Securities Transaction in their sole discretion without being required to specify any reason for the refusal. Generally, the following factors, among others, will be considered in determining whether or not to clear a proposed transaction:

               (a) Whether the amount or the nature of the transaction, or the person making it, is likely to affect the price or market of security that is held by a Fund or a Managed Account.

               (b) Whether the individual making the proposed purchase or sale is likely to benefit from purchases or sales being made or considered on behalf of any Fund or Managed Account.

               (c) Whether the transaction is non-volitional on the part of the individual.

          3.   Exempt  Securities
               ------------------

               (a) The securities listed below are exempt from: (i) the restrictions of Section VI., sub-sections B.1., B.7. and B.8.; (ii) the pre-clearance requirements of sub-section C.; and (iii) the initial, quarterly and annual reporting requirements of sub-section D. Accordingly, it is not necessary to obtain pre-clearance for Personal Securities Transactions in any of the following securities, nor is it necessary to report such securities in the quarterly transaction reports or the initial and annual securities holdings list:

                    (i)  U.S. Government Securities(2)
                   (ii)  Bank Certificates of Deposit;
                  (iii)  Bankers' Acceptances;
                   (iv)  Commercial Paper;
                    (v) High Quality Short-Term Debt Instruments (including repurchase agreements);
                   (vi)  U.S. Government Agency Securities(2); and
                  (vii)  Open-end investment companies (mutual funds.)

---------------
2 For foreign offices, the equivalent shares in fixed income securities issued by the government of their respective jurisdiction; however, such securities are subject to the initial and annual reporting requirements of sub-section D.

                                                               EXHIBIT 23(p)(19)


                    (Closed-end funds must be pre-cleared and are subject to all other reporting requirements.)

               (b) Transactions in redeemable Unit Investment Trusts and purchases under an issuer's direct stock purchase plan or automatic dividend reinvestment plan are exempt from the restrictions contained in sub-sections B.1., B.7. and B.8 and the pre-clearance requirement of sub-section C., but are subject to the initial, quarterly and annual reporting requirements of sub-section D. (All Employees wishing to utilize these types of plans must submit a memorandum to the Local Compliance Group stating the name and the amount to be invested in the plan. Any sale transactions from an automatic dividend reinvestment plan must be pre-approved.)

               (c) Due to the fact that Morgan Stanley Dean Witter & Co. stock ("MWD") may not be purchased by any actively managed Fund (other than index-type funds) or any Managed Account, transactions in such stock (including exercise of stock option grants) are exempt from the restrictions of sub-section B.7. However, MWD stock holdings and transactions in MWD stock(3) remain subject to the quarterly and annual reporting requirements of sub-section D. as well as the 30-day holding period restriction and the 60-day short swing profit restriction in Section B.1. (except in connection with the sale of MWD stock acquired through the exercise of employee stock options) and the pre-clearance requirements of sub-section C. The restrictions imposed by MSDW on Senior Management and other persons in connection with transactions in MWD stock are in addition to this Code, and must be observed to the extent applicable.

          4.   Accounts  Covered
               -----------------

               An Employee must obtain pre-clearance for any Personal Securities Transaction if such Employee has, or as a result of the transaction acquires, any direct or indirect beneficial ownership in the security.

               The term "beneficial ownership" shall be interpreted with reference to the definition contained in the provisions of
               Section 16 of the Securities Exchange Act of 1934. Generally, a person is regarded as having beneficial ownership of securities held in the name of:

               (a)  the  individual;  or

               (b)  a  husband,  wife  or  a  minor  child;  or

---------------
3    In connection with the sale of MWD stock, periodic purchases through employer sponsored equity purchase plans shall not be looked to in calculating the 30-day holding period restriction or the 60-day short swing profit restriction, provided that stock in an amount greater than or equal to the amount being sold was held prior to the beginning of the applicable 30-day/60-day period.

                                                               EXHIBIT 23(p)(19)


               (c)  a  relative  sharing  the  same  house;  or

               (d)  other  person  if  the  Employee:

                    (i) obtains benefits substantially equivalent to ownership of the securities;

                    (ii) can  obtain  ownership of the securities immediately or at  some  future  time;  or

                    (iii)  can  have  investment  discretion  or  otherwise  can exercise  control.

               The final determination of beneficial ownership is a question to be determined in light of the facts of each particular case and the above is not an exclusive list of examples. If there are any questions as to beneficial ownership, please contact your Local Compliance Group.

          5.   Exemption  from  Pre-clearance  Requirement
               -------------------------------------------

               Pre-clearance is not required for any account where the Employee does not have direct or indirect beneficial ownership. In case of doubt as to whether an account is covered by this Code, Employees must consult with their Local Compliance Group.

     D.   Report  of  Transactions
          ------------------------

          1.   Transactions  and  Accounts  Covered
               ------------------------------------

               (a) All Personal Securities Transactions in Covered Securities must be reported in the next quarterly transaction report after the transaction is effected. The quarterly report shall contain the following information:

                    (i) The date of the transaction, the title, interest rate and maturity date (if applicable), number of shares and principal amount of each security involved;

                   (ii) The nature of the transaction (i.e., purchase, sale, or any other type of acquisition or disposition);


                  (iii)  The price at which the purchase or sale was effected;

                   (iv) The name of the broker, dealer, or bank with, or through which, the purchase or sale was effected; and

                                                               EXHIBIT 23(p)(19)


                    (v) The date the report was submitted to the Local Compliance Group by such person.

                    In addition, any new brokerage account(s) opened during the quarter without approval from the Local Compliance Group as well as the date(s) the account(s) was (were) opened must be reported. The report must contain the following information:

                    (i) The name of the broker, dealer, or bank with whom the account was established;

                   (ii)  The  date  the  account  was  established;  and

                  (iii) The date the report was submitted to the Local Compliance Group.

               (b) An Employee need not make a quarterly transaction report if he/she: (i) maintains only an MSDW brokerage account or an MSDW Online Account and the report would duplicate
                                           ---
                    information contained in the broker trade confirms, system generated reports or account statements received by the Local Compliance Group; and (ii) has not opened any new brokerage accounts or mutual fund accounts with brokerage facilities without obtaining approval from their Local
                    Compliance  Group  during  the  quarter.

                                                               EXHIBIT 23(p)(19)


          2.   Time  of  Reporting
               -------------------

               (a)  Initial  Listing  of  Securities  Holdings  and  Brokerage
                    ----------------------------------------------------------
                    Accounts  Report
                    ----------------

                    Each Access Person must provide an Initial Listing of Securities Holdings and Brokerage Accounts Report to their Local Compliance Group disclosing: (i) all Covered Securities, including private placement securities, beneficially owned by the Access Person listing the title of the security, number of shares held, and principal amount of the security; (ii) the name of the broker dealer or financial institution where the Access Person maintains a personal account; and (iii) the date the report is submitted by the Access Person. New Access Persons will be required to provide a listing as of the date such person becomes an Access Person of all holdings in Covered Securities and all outside brokerage accounts and mutual fund accounts with brokerage facilities. This report must be provided no later than 10 calendar days after a person becomes an Access Person.

               (b)  Quarterly  Securities  Transactions  and  New  Brokerage
                    --------------------------------------------------------
                    Account(s)  Reports
                    -------------------

                    Quarterly Securities Transactions and New Brokerage Account(s) Reports must be submitted by Employees within 10 calendar days after the end of each calendar quarter. Any new brokerage account(s) opened during the quarter without their Local Compliance Group's prior approval, as well as the date(s) the account(s) was (were) opened, must be reported within 10 calendar days after the end of each calendar quarter.

               (c)  Annual  Listing  of  Securities  Holdings  Reports  and
                    -------------------------------------------------------
                    Certification  of  Compliance
                    -----------------------------

                    The Annual Listing of Securities Holdings Report and Certification of Compliance requires all Employees to provide an annual listing of holdings of: (i) all Covered Securities beneficially owned, listing the title of the security, number of shares held, and principal amount of the security as of December 31 of the preceding year, (ii) the name of any broker dealer or financial institution where the account(s) in which Covered Securities were maintained, as of December 31 of the preceding year ; and (iii) the date the report is submitted. This report must be provided no later than 30 calendar days after December 31 each year . In the case of Employees maintaining MSDW brokerage accounts or MSDW Online Accounts for which broker trade confirms, system generated reports or account statements are already received on a quarterly basis by the Local Compliance Group, an annual certification ( Certification of

                                                               EXHIBIT 23(p)(19)


                    Compliance) that the holdings information already provided to the Local Compliance Group accurately reflects all such holdings will satisfy the aforementioned requirement.

          3.   Form  of  Reporting
               -------------------

                    The Initial Listing of Securities Holdings and Brokerage Accounts Report, Quarterly Securities Transactions and New Brokerage Account(s) Reports, and the Annual Listing of Securities Holdings Report and Certification of Compliance must be completed on the appropriate forms provided by each Local Compliance Group. By not submitting a quarterly transaction report form, an Employee will be deemed to have represented, that such person has: (i) only executed reportable transactions in an account as defined in Section VI., sub-section D.1. (b) above; or (ii) only traded securities exempt from the reporting requirements defined in
                    Section  VI.,  sub-section  C.3.(a)  above.  Copies  of  the
                    Initial Holdings Report and Brokerage Accounts Report, Quarterly Securities Transactions and New Brokerage Account(s) Reports, and the Annual Listing of Securities Holdings Report and Certification of Compliance, which may be revised from time to time, are attached as EXHIBITS D, E,
                                                                  --------------
                    AND  F,  respectively.
                    ------

          4.   Responsibility  to  Report
               --------------------------

               The responsibility for reporting is imposed on each individual required to make a report. Any effort by an MSDW Affiliated
               Adviser, Services and/or the Distributors to facilitate the reporting process does not change or alter that individual's responsibility.

          5.   Leave  of  Absence
               ------------------

               Employees of each MSDW Affiliated Adviser, Services or the Distributors on leave of absence may not be subject to the pre-clearance and reporting provisions of the Code, provided they meet the requirements for such exception specified in Section IV. above.

          6.   Where  to  File  Report
               -----------------------

               All reports must be filed by Employees with their Local Compliance Group.

          7.   Responsibility  to  Review
               --------------------------

               Each Local Compliance Group will review all Initial Listing of Securities Holdings and Brokerage Accounts Reports, Quarterly Securities Transactions and New Brokerage Account(s) Reports, and Annual Listing of Securities Holdings Reports and Certification of Compliance, filed by

                                                               EXHIBIT 23(p)(19)


               Employees, as well as broker confirmations, system generated reports, and account statements.

VII.  Review  Committee
      -----------------

      A Code of Ethics Review Committee, consisting of the President/ Chief Operating Officer, Chief Investment Officer, Chief Legal Officer, Chief Operations Officer, Chief Strategic Officer, Chief Sales and Marketing Officer, and the Chief Administrative Officer - Investments of MSDW Asset Management will review and consider any proper request of an Employee for relief or exemption from any restriction, limitation or procedure contained herein consistent with the principles and objectives outlined in Sections II. and III. of this Code. The Committee shall meet on an ad hoc basis, as it deems necessary upon written request by an Employee stating the basis for the requested relief. The Committee's decision is within its sole discretion.

VIII. Service  as  a  Director
      ------------------------

      No Employee may serve on the board of any company without prior approval of the Code of Ethics Review Committee. If such approval is granted, it will be subject to the implementation of information barrier procedures to isolate any such person from making investment decisions for Funds or Managed Accounts concerning the company in question.

IX.   Gifts
      -----

      No Employee shall accept directly or indirectly anything of value, including gifts and gratuities, in excess of $100 per year from any person or entity that does business with any Fund or Managed Account, not including occasional meals or tickets to theater or sporting events or other similar entertainment.(4)

X.    Sanctions
      ---------

      Upon discovering a violation of this Code, any of MSDW Affiliated Advisers, Services or the Distributors may impose such sanctions as they deem appropriate, including a reprimand (orally or in writing), demotion, suspension or termination of employment and/or other possible sanctions. The President/Chief Operating Officer of MSDW Asset Management, in his sole discretion, is authorized to determine the choice of sanctions to be imposed in specific cases, including termination of employment.

---------------
4 For MSAITM-Tokyo, the receipt of gifts shall not be in excess of 20,000 per year.

                                                               EXHIBIT 23(p)(19)


XI.   Addendum  for  Van  Kampen  Investments(Effective  October  15,  2001)
      ---------------------------------------------------------------

      Except as provided below, all directors, officers, and employees of Van Kampen Investments Inc. and its subsidiaries (collectively, the Van Kampen Entities) shall be deemed to be "Access Persons" subject to all the provisions set forth in the Morgan Stanley Asset Management Code of Ethics (the "Code"). Each Van Kampen Entity shall be deemed to be a "Morgan Stanley Affiliated Adviser" and subject to all the provisions set forth in the Code for Morgan Stanley Affiliated Advisors. All such persons are also referred to the Code of Conduct; the requirements of which they are hereby subject to.

      Any employee of a Van Kampen Entity who is an investor services representative or employee of Van Kampen Investor Services Inc. (the
      "Transfer Agent") provided such representative or employee does not, in connection with his or her regular functions or duties, make; participate in, or obtain information regarding the purchase or sale of a Covered Security by a Fund, or whose functions do not relate to the making of any recommendations with respect to the purchases or sales; and (ii) are not "natural persons" in a control relationship to the Fund or the Fund's adviser who obtains information concerning recommendations to the Fund with regard to the purchase or sale of Covered Securities by the Fund (collectively "Excluded Van Kampen Employees") ARE NOT REQUIRED TO:

      (i) File the Initial Listing of Securities Holdings and Brokerage Accounts Report, the Annual Listing of Securities Holdings Report and Certification of Compliance, or Quarterly Securities Transactions and New Brokerage Account(s) Report as set forth in of
            Section  VI.  sub-section  D;  or

      (ii) Adhere to the restriction to hold Covered Securities beyond 30 calendar days from purchase date as set forth in Section VI. sub-section B. 1.

     No Van Kampen Entity Access Person shall purchase or sell any Covered Security which, to their knowledge, at the time of such purchase or sale:
     (i) is being considered for purchase or sale by a Fund or a Managed Account; (ii) is being purchased or sold by a Fund or a Managed Account; or
     (iii) with respect to a UIT client, the UIT client has a pending order in that same Covered Security on the initial date of deposit.

     The definition of portfolio managers shall also extend to any person who exercises investment discretion on behalf of an adviser for a Client, including those persons who are involved in determining, or have knowledge concerning, the composition of the portfolios of UITs prior to deposit.

                                                               EXHIBIT 23(p)(19)


XII.  Employee  Certification
      -----------------------

     All Employees of each MSDW Affiliated Adviser, Services and the Distributors are required to sign a copy of this Code indicating their understanding of, and their agreement to abide by the terms of this Code.

     In addition, all Employees of each MSDW Affiliated Adviser, Services and the Distributors will be required to certify annually that: (i) they have read and understand the terms of this Code and recognize the responsibilities and obligations incurred by their being subject to this Code; and (ii) they are in compliance with the requirements of this Code, including but not limited to the reporting of all brokerage accounts, and the pre-clearance of all non-exempt Personal Securities Transactions in accordance with this Code.

                                                               EXHIBIT 23(p)(19)


                             EMPLOYEE CERTIFICATION
                             ----------------------


I have read and understand the terms of the above Code. I recognize the responsibilities and obligations, including but not limited to my quarterly transaction, annual listing of holdings, and initial holdings reporting obligations (as applicable), incurred by me as a result of my being subject to this Code. I hereby agree to abide by the Code.



-----------------------------------              -------------------------------
(Signature)                                      (Date)


-----------------------------------
(Print name)





MORGAN STANLEY ASSET MANAGEMENT CODE OF ETHICS

Dated: January 29, 2001

ADDENDUM FOR VAN KAMPEN INVESTMENTS

Dated: October 15, 2001